                                              Registration Statement No. 2-27330
                                                                        811-1539

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-Effective Amendment No. 73

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 73

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
                           (Exact name of Registrant)


                         THE TRAVELERS INSURANCE COMPANY
                           (Name of Insurance Company)

                  ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183
                -------------------------------------------------
     (Address of Insurance Company's Principal Executive Offices) (Zip Code)

    Insurance Company's Telephone Number, including Area Code: (860) 277-0111

                                ERNEST J. WRIGHT
                       Secretary to the Board of Managers
                      The Travelers Growth and Income Stock
                         Account for Variable Annuities
                                One Tower Square
                           Hartford, Connecticut 06183
                     (Name and Address of Agent for Service)


                _________________________________________________
                  Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b) of Rule 485.
-----
  X      on May 1, 2001 pursuant to paragraph (b) of Rule 485.
-----
         60 days after filing pursuant to paragraph (a)(1) of Rule 485.
-----
         on __________ pursuant to paragraph (a)(1) of Rule 485.
-----
         75 days after filing pursuant to paragraph (a)(2).
-----
         on __________ pursuant to paragraph (a)(2) of Rule 485.
-----


If appropriate check the following box:

         this post-effective amendment designates a new effective date for a
------    previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                               UNIVERSAL ANNUITY
                                   PROSPECTUS
--------------------------------------------------------------------------------

This prospectus describes Universal Annuity, a flexible premium variable annuity Contract (the "Contract") issued by The Travelers Insurance Company (the "Company," "our", "us" or "we").

The Contract's value will vary daily to reflect the investment experience of the funding options (referred to as "subaccounts" in your contract) you select and the interest credited to the Fixed (Flexible Annuity) Account. The variable funding options (sometimes called "subaccounts") are:

                           MANAGED SEPARATE ACCOUNTS

Travelers Growth and Income Stock Account
  ("Account GIS")
Travelers Money Market Account
  ("Account MM")
Travelers Quality Bond Account
  ("Account QB")
Travelers Timed Aggressive Stock Account
  ("Account TAS")
Travelers Timed Growth and Income Stock
  Account ("Account TGIS")
Travelers Timed Short-Term Bond Account
  ("Account TSB")

                    TRAVELERS FUND U FOR VARIABLE ANNUITIES

Capital Appreciation Fund
Dreyfus Stock Index Fund
High Yield Bond Trust
Managed Assets Trust
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
  Premier Growth Portfolio -- Class B
CITISTREET FUNDS, INC.(1)
  CitiStreet Diversified Bond Fund(2)
  CitiStreet International Stock Fund(3)
  CitiStreet Large Company Stock Fund(4)
  CitiStreet Small Company Stock Fund(5)
DREYFUS VARIABLE INVESTMENT FUND
  Small Cap Portfolio -- Initial Class
FRANKLIN TEMPLETON VARIABLE INSURANCE
  PRODUCTS TRUST
  Franklin Small Cap Fund -- Class 2
  Templeton Asset Strategy Fund -- Class 1
  Templeton Growth Securities Fund -- Class 1
GREENWICH STREET SERIES FUND
  Fundamental Value Portfolio(5)
JANUS ASPEN SERIES
  International Growth Portfolio -- Service
    Shares
PUTNAM VARIABLE TRUST
  Putnam VT International Growth Fund -- Class IB Shares
  Putnam VT Small Cap Value Fund -- Class IB Shares
SALOMON BROTHERS VARIABLE SERIES FUND INC.
  Capital Fund
  Investors Fund
  Small Cap Growth Fund
TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio
  MFS Mid Cap Growth Portfolio
  Social Awareness Stock Portfolio
  U.S. Government Securities Portfolio
  Utilities Portfolio
TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio
  MFS Total Return Portfolio
  Smith Barney Aggressive Growth Portfolio
  Smith Barney Large Capitalization Growth
    Portfolio
VARIABLE INSURANCE PRODUCTS FUND (FIDELITY)
  Equity Income Portfolio -- Initial Class
  Growth Portfolio -- Initial Class
  High Income Portfolio -- Initial Class
VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY)
  Asset Manager Portfolio -- Initial Class
VARIABLE INSURANCE PRODUCTS FUND III (FIDELITY)
  Mid Cap Portfolio -- Service Class 2

---------------
    (1) formerly American Odyssey Funds, Inc.

    (2) formerly Long-Term Bond Fund

    (3) formerly International Equity Fund

    (4) formerly Core Equity Fund

    (5) formerly Total Return Portfolio

The Contract, certain contract features and/or some of the funding options may not be available in all states. THE CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS THAT SUPPORT THE VARIABLE FUNDING OPTIONS MUST ACCOMPANY THIS PROSPECTUS. READ AND RETAIN THEM FOR FUTURE REFERENCE.

This prospectus provides the information that you should know before investing in the Contract. You can receive additional information about your Contract by requesting a copy of the Statement of Additional Information ("SAI") dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to The Travelers Insurance Company, Annuity Investor Services, One Tower Square, Hartford, Connecticut 06183, call 1-800-842-8573 or access the SEC's website (http://www.sec.gov). See Appendix C for the SAI's table of contents.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                             PROSPECTUS MAY 1, 2001

                               TABLE OF CONTENTS

Index of Special Terms..........................    2
Summary.........................................    3
Fee Table.......................................    6
Condensed Financial Information.................   10
The Annuity Contract............................   10
  Contract Owner Inquiries......................   10
  Purchase Payments.............................   11
  Accumulation Units............................   11
  The Variable Funding Options..................   11
  Fixed Account.................................   15
  Charges and Deductions........................   15
    General.....................................   15
    Withdrawal Charge...........................   16
    Free Withdrawal Allowance...................   17
    Administrative Charge.......................   17
    Mortality and Expense Risk Charge...........   17
    Variable Funding Option Expenses............   17
    Premium Tax.................................   18
    Charges in Taxes Based Upon Premium or
      Value.....................................   18
    Tactical Asset Allocation Services Fees.....   18
    Managed Separate Account: Management and
      Fees......................................   18
  Transfers.....................................   19
    Dollar-Cost Averaging.......................   19
    Asset Allocation Advice.....................   20
  Tactical Asset Allocation Services............   20
    Tactical Asset Allocation Risks.............   21
  Access to your Money..........................   22
    Systematic Withdrawals......................   22
  Ownership Provisions..........................  22]
    Types of Ownership..........................   22
    Contract Owner..............................   22
    Beneficiary.................................   23
    Annuitant...................................   23
  Death Benefit.................................   23
    Death Proceeds Before the Maturity Date.....   23
    Payment of Proceeds.........................   24
    Death Proceeds after the Maturity Date......   25
  The Annuity Period............................   25
    Maturity Date...............................   25
    Allocation of Annuity.......................   26
    Variable Annuity............................   26
    Fixed Annuity...............................   26
  Payment Options...............................   27
    Election of Options.........................   27
    Annuity Options.............................   27
    Income Options..............................   28
Miscellaneous Contract Provisions...............   28
    Right to Return.............................   28
    Termination of Individual Contract..........   29
    Termination of Group Contract or Account....   29
    Distribution from One Account to Another....   30
    Required Reports............................   30
    Change of Contract..........................   30
    Assignment..................................   31
    Suspension of Payments......................   31
Other Information...............................   31
    The Insurance Company.......................   31
    Financial Statements........................   31
    Distribution of Variable Annuity
      Contracts.................................   31
    Conformity with State and Federal Laws......   31
    Voting Rights...............................   32
    Legal Proceedings and Opinions..............   32
The Separate Accounts...........................   33
    Performance Information.....................   34
Federal Tax Considerations......................   35
    General Taxation of Annuities...............   35
    Types of Contracts: Qualified or
      Nonqualified..............................   35
    Nonqualified Annuity Contracts..............   35
    Qualified Annuity Contracts.................   36
    Penalty Tax for Premature Distributions.....   36
    Diversification Requirements................   36
    Ownership of the Investments................   36
    Mandatory Distributions for Qualified
      Plans.....................................   36
    Taxation of Death Benefit Proceeds..........   37
Managed Separate Accounts.......................   37
The Travelers Growth and Income Stock Account...   38
The Travelers Quality Bond Account..............   39
The Travelers Money Market Account..............   40
The Travelers Timed Growth and Income Stock
  Account.......................................   42
The Travelers Timed Short-Term Bond Account.....   43
The Travelers Timed Aggressive Stock Account....   44
Investments, Practices and Risks of the Managed
  Separate Accounts.............................
Investments at a Glance.........................   47
Appendix A (Condensed Financial Information)....  A-1
Appendix B (The Fixed Account)..................  B-1
Appendix C (Contents of Statement of Additional
  Information)..................................  C-1

                             INDEX OF SPECIAL TERMS

The following terms are italicized throughout the prospectus. Refer to the page listed for an explanation of each term.

Accumulation Unit...............................   11
Accumulation Period.............................   11
Annuitant.......................................   23
Annuity Payments................................   25
Annuity Unit....................................   11
Cash Surrender Value............................   22
Cash Value......................................   22
Contract Date...................................   10
Contract Owner (You, Your)......................   22
Contract Year...................................   10
Fixed Account...................................  B-1
Income Payments.................................   25
Managed Separate Account........................   37
Maturity Date...................................   25
Owner...........................................   22
Purchase Payment................................   11
Underlying Fund.................................   11
Variable Funding Options........................   11
Written Request.................................   10

                                    SUMMARY:
                          TRAVELERS UNIVERSAL ANNUITY

THIS SUMMARY DETAILS SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. PLEASE READ THE ENTIRE PROSPECTUS CAREFULLY.

CAN YOU GIVE ME A GENERAL DESCRIPTION OF THE CONTRACT? We designed the Contract for retirement savings or other long-term investment purposes. The Contract provides a death benefit as well as guaranteed payout options. You direct your payment(s) to one or more of the variable funding options and/or to the Fixed Account, sometimes called The Flexible Annuity Account, that is part of our general account (the "Fixed Account"). We guarantee money directed to the Fixed Account as to principal and interest. The variable funding options are designed to produce a higher rate of return than the Fixed Account; however, this is not guaranteed. You can also lose money in the variable funding options.

The Contract, like all deferred variable annuity contracts, has two phases: the accumulation phase and the payout phase. During the accumulation phase generally, under a qualified contract, your pre-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal, presumably when you are in a lower tax bracket. During the accumulation phase, under a nonqualified contract, earnings on your after-tax contributions accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The payout phase occurs when you begin receiving payments from your Contract. The amount of money you accumulate in your Contract determines the amount of income (annuity payments) you receive during the payout phase.

During the payout phase, you may choose one of a number of annuity options. You may receive income payments from the variable funding options and/or the Fixed Account. If you elect variable income payments, the dollar amount or your payments may increase or decrease. Once you choose one of the annuity options or income options and begin to receive payments, it cannot be changed.

WHO SHOULD PURCHASE THIS CONTRACT? The Contract is currently available for use in connection with (1) individual nonqualified purchases; (2) Individual Retirement Annuities (IRA) or IRA Rollover pursuant to Section 408 of the Internal Revenue Code of 1986, as amended; and (3) qualified retirement plans ("Plan") which include contracts qualifying under Section 401(a), 403(b), 408(b) or 457 of the Internal Revenue Code. Purchase of this Contract through a Plan does not provide any additional tax deferral benefits beyond those provided by the Plan. Accordingly, if you are purchasing this Contract through a Plan, you should consider purchasing the Contract for its Death Benefit, Annuity Option Benefits or other non-tax related benefits.

You may purchase a qualified Contract with an initial payment of at least $20, except in the case of an IRA, for which the minimum initial payment is $1,000. Under a qualified Contract, you may make additional payments of at least $20. For nonqualified Contracts, the minimum initial purchase payment is $1,000, and $100 thereafter.

WHO IS THE CONTRACT ISSUED TO? If you purchase an individual Contract, you are the contract owner. If a group "allocated" contract is purchased, we issue certificates to the individual participants. Where we refer to "you," we are referring to the individual contract owner, or to the group participant, as applicable. For convenience, we refer to both contracts and certificates as "Contracts."

We issue group contracts in connection with retirement plans. Depending on your retirement plan provisions, certain features and/or funding options described in this prospectus may not be available to you (for example, dollar-cost averaging, the CHART program, etc.). Your retirement plan provisions supercede the prospectus. If you have any questions about your specific retirement plan, contact your plan administrators.

IS THERE A RIGHT TO RETURN PERIOD? If you cancel the Contract within ten days after you receive it, you will receive a full refund of your contract value plus any Contract charges and premium taxes you paid (but not fees and charges assessed by the underlying funds). Where state law requires a longer right to return period, or the return of purchase payments, the Company will comply. You bear the investment risk on the purchase payment allocated to a variable funding option during the right to return period; therefore, the contract value we return may be greater or less than your purchase payment.

If you purchased your Contract as an Individual Retirement Annuity, and you return it within the first seven days after delivery, we will refund your full purchase payment. During the remainder of the right to return period, we will refund your contract value (including charges we assessed). We will determine your contract value at the close of business on the day we receive a written request for a refund.

CAN YOU GIVE A GENERAL DESCRIPTION OF THE VARIABLE FUNDING OPTIONS AND HOW THEY OPERATE? Through its subaccounts, the Separate Account uses your purchase payments to purchase units, at your direction, of one or more of the variable funding options. In turn, each variable funding option invests in an underlying mutual fund ("underlying fund") that holds securities consistent with its own investment policy. Depending on market conditions, you may make or lose money in any of these variable funding options.

You can transfer between the variable funding options as frequently as you wish without any current tax implications. Currently there is no limit to the number of transfers allowed. We may, in the future, limit the number of transfers allowed. At a minimum, we would always allow one transfer every six months. We reserve the right to restrict transfers that we determine will disadvantage other contract owners. Please refer to Appendix B for possible restrictions between the Fixed Account and the variable funding options.

WHAT EXPENSES WILL BE ASSESSED UNDER THE CONTRACT? The Contract has insurance features and investment features, and there are costs related to each. We deduct a mortality and expense risk (M&E) charge daily from the amounts you allocate to the Separate Account. We deduct the M&E at an annual rate of 1.25%. We also deduct a semiannual administrative charge of $15. Each underlying fund also charges for management costs, any applicable asset allocation fee and other expenses.

If you withdraw amounts from the Contract, we may deduct a withdrawal charge. The charge equals 5% of each purchase payment if withdrawn within 5 years of the payment date.

HOW WILL MY PURCHASE PAYMENTS AND WITHDRAWALS BE TAXED? Generally, the payments you make to a qualified Contract during the accumulation phase are made with before-tax dollars. Generally, you will be taxed on your purchase payments and on any earnings when you make a withdrawal or begin receiving annuity payments. Under a nonqualified Contract, payments to the Contract are made with after-tax dollars, and earnings will generally accumulate tax-deferred. You will be taxed on these earnings when they are withdrawn from the Contract. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the amount withdrawn.

For owners of qualified Contracts, if you reach a certain age, you may be required by federal tax laws to begin receiving payments from your annuity or risk paying a penalty tax. In those cases, we can calculate and pay you the minimum required distribution amounts.

HOW MAY I ACCESS MY MONEY? You can take withdrawals any time during the accumulation phase. Withdrawal charges, income taxes, and/or a penalty tax may apply to taxable amounts withdrawn.

WHAT IS THE DEATH BENEFIT UNDER THE CONTRACT? The death benefit applies upon the first death of the owner or annuitant. Assuming you are the annuitant, if you die before you move to the income phase, the person you have chosen as your beneficiary will receive a death benefit. The death benefit is calculated as of the close of the business day on which the Company's Home Office receives due proof of death.

ARE THERE ANY ADDITIONAL FEATURES? This Contract has other features you may be interested in. These include:

        - DOLLAR COST AVERAGING. This is a program that allows you to invest a fixed amount of money in variable funding options each month, theoretically giving you a lower average cost per unit over time than a single one-time purchase. Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

        - TACTICAL ASSET ALLOCATION PROGRAM. If allowed, you may elect to enter into a separate Tactical Asset Allocation services agreement with registered investment advisers who provide Tactical Asset Allocation services. These agreements permit the registered investment advisers to act on your behalf by transferring all or a portion of the cash value from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account. Purchase payments are allocated to the following funding options when you participate in the Tactical Asset Allocation Program: Travelers Timed Growth and Income Stock Account; Travelers Timed Short-Term Bond Account and Travelers Timed Aggressive Stock Account. The Tactical Asset Allocation Program and applicable fees are fully described in a separate Disclosure Statement.

        - ASSET ALLOCATION ADVICE. If allowed, you may elect to enter into a separate advisory agreement with CitiStreet Financial Services LLC. ("CitiStreet"), an affiliate of the Company, for the purpose of receiving asset allocation advice under CitiStreet's CHART Program. The CHART Program allocates all purchase payments among the CitiStreet Funds. The CHART Program and applicable fees are fully described in a separate disclosure statement.

                                   FEE TABLE
--------------------------------------------------------------------------------
                    ACCOUNTS GIS, QB, MM, TGIS, TSB AND TAS
                        FUND U AND ITS UNDERLYING FUNDS

The purpose of this Fee Table is to assist Contract owners in understanding the various costs and expenses that you will bear, directly or indirectly, if you purchase this Contract. See "Charges and Deductions" in this prospectus for additional information. Expenses shown do not include premium taxes, which may be applicable. "Other Expenses" include operating costs of each underlying fund. Each fund reflects these expenses in its net asset value; the expenses are not deducted from your contract value.

TRANSACTION EXPENSES

     CONTINGENT DEFERRED SALES CHARGE (as a percentage of
      purchase payments withdrawn)
        If withdrawn within 5 years after the purchase
       payment is made......................................  5.00%
        If withdrawn 5 or more years after the purchase
       payment is made......................................     0%
ANNUAL SEPARATE ACCOUNT CHARGES
     MORTALITY AND EXPENSE RISK CHARGE (as a percentage of
       average net assets of
        Managed Separate Accounts and Fund U)...............  1.25%
OTHER ANNUAL CHARGES
     SEMIANNUAL CONTRACT ADMINISTRATIVE CHARGE..............    $15
VARIABLE FUNDING OPTION EXPENSES:
(as a percentage of average daily net assets of the funding option as of December 31, 2000, unless otherwise noted.)

--------------------------------------------------------------------------------

                                                              MANAGEMENT      MARKET         ANNUAL
                   INVESTMENT ALTERNATIVE                        FEE       TIMING FEE(1)   EXPENSES(2)
------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
Travelers Growth and Income Stock Account for Variable
  Annuities (GIS)...........................................     0.60%                        0.60%
Travelers Money Market Account for Variable Annuities
  (MM)......................................................     0.32%                        0.32%
Travelers Quality Bond Account for Variable Annuities
  (QB)......................................................     0.32%                        0.32%
Travelers Timed Aggressive Stock Account for Variable
  Annuities (TAS)...........................................     0.35%         1.25%          1.60%
Travelers Timed Growth and Income Stock for Variable
  Annuities (TGIS)..........................................     0.32%         1.25%          1.57%
Travelers Timed Short-Term Bond Account for Variable
  Annuities (TSB)...........................................     0.32%         1.25%          1.57%

                                                                                             TOTAL ANNUAL
                                                                                              OPERATING
                                                  MANAGEMENT FEE           OTHER EXPENSES      EXPENSES
                                                  (AFTER EXPENSE   12B-1   (AFTER EXPENSE   (AFTER EXPENSE
                                                  REIMBURSEMENT)   FEES    REIMBURSEMENT)   REIMBURSEMENT)
----------------------------------------------------------------------------------------------------------
Dreyfus Stock Index Fund........................       0.25%                    0.01%            0.26%
Capital Appreciation Fund.......................       0.81%                    0.02%            0.83%
High Yield Bond Trust...........................       0.56%                    0.27%            0.83%
Managed Assets Trust............................       0.56%                    0.03%            0.59%
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
    Premier Growth Portfolio -- Class B*........       1.00%       0.25%        0.05%            1.30%
CITISTREET FUNDS, INC.
    CitiStreet Diversified Bond Fund............       0.49%                    0.13%            0.62%
    CitiStreet International Stock Fund.........       0.58%                    0.17%            0.75%
    CitiStreet Large Company Stock Fund.........       0.55%                    0.13%            0.68%
    CitiStreet Small Company Stock Fund.........       0.66%                    0.18%            0.84%
CITISTREET FUNDS, INC. **
    CitiStreet Diversified Bond Fund............       0.49%                    1.38%            1.87%
    CitiStreet International Stock Fund.........       0.58%                    1.42%            2.00%
    CitiStreet Large Company Stock Fund.........       0.55%                    1.38%            1.93%
    CitiStreet Small Company Stock Fund.........       0.66%                    1.43%            2.09%

                                                                                             TOTAL ANNUAL
                                                                                              OPERATING
                                                  MANAGEMENT FEE           OTHER EXPENSES      EXPENSES
                                                  (AFTER EXPENSE   12B-1   (AFTER EXPENSE   (AFTER EXPENSE
                                                  REIMBURSEMENT)   FEES    REIMBURSEMENT)   REIMBURSEMENT)
----------------------------------------------------------------------------------------------------------
DREYFUS VARIABLE INVESTMENT FUND
    Small Cap Portfolio -- Initial Class........       0.75%                    0.03%            0.78%(3)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
  TRUST
    Franklin Small Cap Fund -- Class 2*.........       0.49%       0.25%        0.28%            1.02%(4)
    Templeton Asset Strategy Fund -- Class 1....       0.60%                    0.21%            0.81%
    Templeton Global Income Securities Fund --
      Class 1+..................................       0.63%                    0.09%            0.72%(5)
    Templeton Growth Securities Fund --
      Class 1...................................       0.81%                    0.07%            0.88%(5)
GREENWICH STREET SERIES FUND
    Fundamental Value Portfolio.................       0.75%                    0.04%            0.79%(6)
JANUS ASPEN SERIES
    International Growth Portfolio -- Service
      Shares*...................................       0.65%       0.25%        0.06%            0.96%
PUTNAM VARIABLE TRUST
    Putnam VT International Growth Fund -- Class
      IB Shares*................................       0.76%       0.25%        0.18%            1.19%
    Putnam VT Small Cap Value Fund -- Class IB
      Shares*...................................       0.80%       0.25%        0.30%            1.35%
SALOMON BROTHERS VARIABLE SERIES FUND INC.
    Capital Fund................................       0.58%                    0.42%            1.00%(7)
    Investors Fund..............................       0.70%                    0.21%            0.91%
    Small Cap Growth Fund.......................       0.00%                    1.50%            1.50%(7)
THE TRAVELERS SERIES TRUST
    Disciplined Mid Cap Stock Portfolio.........       0.76%                    0.12%            0.88%
    MFS Mid Cap Growth Portfolio................       0.86%                    0.04%            0.90%
    Social Awareness Stock Portfolio............       0.71%                    0.04%            0.75%
    U.S. Government Securities Portfolio........       0.39%                    0.09%            0.48%
    Utilities Portfolio.........................       0.71%                    0.18%            0.89%
TRAVELERS SERIES FUND INC.
    Alliance Growth Portfolio...................       0.80%                    0.01%            0.81%(8)
    MFS Total Return Portfolio..................       0.80%                    0.04%            0.84%(8)
    Putnam Diversified Income Portfolio+........       0.75%                    0.12%            0.87%(8)
    Salomon Brothers Global High Yield
      Portfolio+................................       0.80%                    0.18%            0.98%(8)
    Smith Barney Aggressive Growth Portfolio....       0.80%                    0.19%            0.99%(8)
    Smith Barney High Income Portfolio+.........       0.60%                    0.06%            0.66%(8)
    Smith Barney International All Cap Growth
      Portfolio+................................       0.90%                    0.08%            0.98%(8)
    Smith Barney Large Capitalization Growth
      Portfolio.................................       0.75%                    0.02%            0.77%(8)
    Smith Barney Large Cap Value Portfolio+.....       0.65%                    0.01%            0.66%(8)
VARIABLE INSURANCE PRODUCTS FUND
    Equity-Income Portfolio -- Initial Class....       0.48%                    0.08%            0.56%(9)
    Growth Portfolio -- Initial Class...........       0.57%                    0.08%            0.65%(9)
    High Income Portfolio -- Initial Class......       0.58%                    0.10%            0.68%
VARIABLE INSURANCE PRODUCTS FUND II
    Asset Manager Portfolio -- Initial Class....       0.53%                    0.08%            0.61%
VARIABLE INSURANCE PRODUCTS FUND III
    Mid Cap Portfolio -- Service Class 2*.......       0.57%       0.25%        0.17%            0.99%(9)

 * The 12b-1 fees deducted from these classes cover certain distribution, shareholder support and administrative services provided by intermediaries (the insurance company, broker dealer or other service provider).

** Includes 1.25% CHART asset allocation fee.

 +  Not available to new Contract Owners.

(1) Contract Owners may discontinue tactical asset allocation services at any time and thereby avoid any subsequent fees for those services by transferring to a non-timed account.

(2) These figures do not include the mortality and expense risk fee which is deducted from the daily unit values of the separate account.

(3) Total Annual Operating Expenses do not include interest expense, loan commitment fees, and dividends on securities sold short. These figures are for the year ended December 31, 2000. Actual expenses in future years may be higher or lower than the fees given.

(4) The Fund's Class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus. Total Annual Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2000 because they have been restated due to a new management agreement effective May 1, 2000. The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Without this reduction, Management Fees, 12b-1 Fees, Other Expenses, and Total Annual Operating Expenses for the FRANKLIN SMALL CAP FUND -- CLASS 2 would have been 0.53%, 0.25%, 0.28%, and 1.06%, respectively.

(5) The Fund administration fee is paid indirectly through the Management Fee for TEMPLETON GLOBAL INCOME SECURITIES FUND -- CLASS 1 and the TEMPLETON GROWTH SECURITIES FUND -- CLASS 1.

(6) The Management Fee includes 0.20% for fund administration.

(7) The Adviser has waived all or a portion of its Management Fees for the year ended December 31, 2000. If such fees were not waived or expenses reimbursed, the Management Fee, Other Expenses, and Total Annual Operating Expenses would have been 0.85%, 0.42%, and 1.27%, respectively for the CAPITAL FUND and 0.75%, 1.77%, and 2.52%, respectively for the SMALL CAP GROWTH FUND.

(8) Expenses are as of October 31, 2000 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2000.

(9) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. Without such reduction, Total Annual Operating Expenses for the EQUITY INCOME PORTFOLIO -- INITIAL CLASS, GROWTH PORTFOLIO -- INITIAL CLASS, and MID CAP PORTFOLIO -- SERVICE CLASS 2 would have been 0.55%, 0.64%, and 0.94%, respectively.

 EXAMPLE*

These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. We base examples on the annual expenses of the underlying funds for the year ended December 31, 2000, and assume that any fee waivers and expense reimbursements will continue. We cannot guarantee that these fee waivers and expense reimbursements will continue. The examples also assume that the $30 annual administrative charge is equivalent to 0.112% of the Separate Account contract value.

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and the charges reflected in the expense table above:

---------------------------------------------------------------------------------------------------------------------------------
                                                      IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                            END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                                    -------------------------------------   -------------------------------------
              INVESTMENT ALTERNATIVE                1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
 Account GIS......................................    70       112       156       229        20       62        106       229
 Account MM.......................................    67       103       141       199        17       53         91       199
 Account QB.......................................    67       103       141       199        17       53         91       199
 Account TAS......................................    80       142       206       328        30       92        156       328
 Account TGIS.....................................    80       141       204       325        30       91        154       325
 Account TSB......................................    80       141       204       325        30       91        154       325
FUND U
Capital Appreciation Fund.........................    72       119       168       253        22       69        118       253
Dreyfus Stock Index Fund -- Initial Shares........    66       101       138       192        16       51         88       192
High Yield Bond Trust.............................    72       119       168       253        22       69        118       253
Managed Assets Trust..............................    70       111       155       228        20       61        105       228
ALLIANCE VARIABLE PRODUCT SERIES FUND, INC.
   Premier Growth Portfolio -- Class B............    77       133       191       299        27       83        141       299
CITISTREET FUNDS, INC.
   CitiStreet Diversified Bond Fund...............    70       112       157       231        20       62        107       231
   CitiStreet International Stock Fund............    71       116       163       244        21       66        113       244
   CitiStreet Large Company Stock Fund............    71       114       160       237        21       64        110       237
   CitiStreet Small Company Stock Fund............    72       119       168       254        22       69        118       254
CITISTREET FUNDS, INC.*
   CitiStreet Diversified Bond Fund...............    83       150       219       353        33      100        169       353
   CitiStreet International Stock Fund............    84       153       225       365        34      103        175       365
   CitiStreet Large Company Stock Fund............    83       151       222       359        33      101        172       359
   CitiStreet Small Company Stock Fund............    85       156       229       373        35      106        179       373
DREYFUS VARIABLE INVESTMENT FUND
   Small Cap Portfolio -- Initial Shares..........    72       117       165       247        22       67        115       247
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
 TRUST
   Franklin Small Cap Fund -- Class 2.............    74       124       177       272        24       74        127       272
   Templeton Asset Strategy Fund -- Class 1.......    72       118       167       251        22       68        117       251
   Templeton Global Income Securities Fund --
     Class 1+.....................................    71       115       162       241        21       65        112       241
   Templeton Growth Securities Fund -- Class 1....    73       120       170       258        23       70        120       258
GREENWICH STREET SERIES FUND
   Fundamental Value Portfolio....................    72       117       166       248        22       67        116       248
JANUS ASPEN SERIES
   International Growth Portfolio -- Service......    74       123       174       266        24       73        124       266
   Shares
PUTNAM VARIABLE TRUST
   Putnam VT International Growth Fund -- Class IB
     Shares.......................................    76       129       186       289        26       79        136       289
   Putnam VT Small Cap Value Fund -- Class IB
     Shares.......................................    77       134       194       304        27       84        144       304
SALOMON BROTHERS VARIABLE SERIES FUND INC.
   Capital Fund...................................    74       124       176       270        24       74        126       270
   Investors Fund.................................    73       121       172       261        23       71        122       261
   Small Cap Growth Fund..........................    79       139       201       319        29       89        151       319
THE TRAVELERS SERIES TRUST
   Disciplined Mid Cap Stock Portfolio............    73       120       170       258        23       70        120       258
   MFS Mid Cap Growth Portfolio...................    73       121       171       260        23       71        121       260
   Social Awareness Stock Portfolio...............    71       116       163       244        21       66        113       244
   U.S. Government Securities Portfolio...........    69       108       150       216        19       58        100       216
   Utilities Portfolio............................    73       120       171       259        23       70        121       259

---------------------------------------------------------------------------------------------------------------------------------
                                                      IF CONTRACT IS SURRENDERED AT THE       IF CONTRACT IS NOT SURRENDERED OR
                                                            END OF PERIOD SHOWN:             ANNUITIZED AT END OF PERIOD SHOWN:
                                                    -------------------------------------   -------------------------------------
              INVESTMENT ALTERNATIVE                1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
   Alliance Growth Portfolio......................    72       118       167       251        22       68        117       251
   MFS Total Return Portfolio.....................    72       119       168       254        22       69        118       254
   Putnam Diversified Income Portfolio+...........    73       120       170       257        23       70        120       257
   Salomon Brothers Global High Yield
     Portfolio+...................................    74       123       175       268        24       73        125       268
   Smith Barney Aggressive Growth Portfolio.......    74       123       176       269        24       73        126       269
   Smith Barney High Income Portfolio+............    71       113       159       235        21       63        109       235
   Smith Barney International All Cap Growth
     Portfolio+...................................    74       123       175       268        24       73        125       268
   Smith Barney Large Capitalization Growth
     Portfolio....................................    72       117       165       246        22       67        115       246
   Smith Barney Large Cap Value Portfolio+........    71       113       159       235        21       63        109       235
VARIABLE INSURANCE PRODUCTS FUND
   Equity-Income Portfolio -- Initial Class.......    70       110       154       225        20       60        104       225
   Growth Portfolio -- Initial Class..............    70       113       158       234        20       63        108       234
   High Income Portfolio -- Initial Class.........    71       114       160       237        21       64        110       237
VARIABLE INSURANCE PRODUCTS FUND II
   Asset Manager Portfolio -- Initial Class.......    70       112       156       230        20       62        106       230
VARIABLE INSURANCE PRODUCTS FUND III
   Mid Cap Portfolio -- Service Class 2...........    74       123       176       269        24       73        126       269

 * Reflects expenses that would be incurred for those Contract Owners who participate in the CHART Asset Allocation Program.

 +  No longer available to new contract owners.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

See Appendix A.

                              THE ANNUITY CONTRACT
--------------------------------------------------------------------------------

Travelers Universal Annuity is a contract between the contract owner ("you") and the Company. We describe your rights and benefits in this prospectus and in the Contract. There may be differences in your Contract because of the requirements of the state where we issued your Contract. We will include any such differences in your Contract.

You make purchase payments to us and we credit them to your Contract. We promise to pay you an income, in the form of annuity or income payments, beginning on a future date that you choose, the maturity date. The purchase payments accumulate tax deferred in the funding options of your choice. We offer multiple variable funding options, and one Fixed Account option. The contract owner assumes the risk of gain or loss according to the performance of the variable funding options. The contract value is the amount of purchase payments, plus or minus any investment experience on the amounts you allocate to the Separate Account ("Separate Account contract value") or interest on the amounts you allocate to the Fixed Account ("Fixed Account contract value"). The contract value also reflects all withdrawals made and charges deducted. There is generally no guarantee that at the maturity date the contract value will equal or exceed the total purchase payments made under the Contract. The date the contract and its benefits become effective is referred to as the contract date. Each 12-month period following the contract date is called a contract year.

Certain changes and elections must be made in writing to the Company. Where the term "written request" is used, it means that you must send written information to our Home Office in a form and content satisfactory to us.

CONTRACT OWNER INQUIRIES

Any questions you have about your Contract should be directed to our Home Office at 1-800-842-8573.

PURCHASE PAYMENTS

Your initial purchase payment is due and payable before the Contract becomes effective.

Minimum purchase payment amounts are:
  - IRAs: $1,000
  - Other tax-qualified retirement plans: $20 per participant (subject to plan requirements)
  - Nonqualified contracts: $1,000; minimum of $100 for subsequent payment

We will apply the initial purchase payment within two business days after we receive it in good order at our Home Office. We will credit subsequent purchase payments received in good order within one business day, if it us received in good order by our Home Office by 4:00 p.m. Eastern time. A business day is any day that the New York Stock Exchange is open for regular trading (except when trading is restricted due to an emergency as defined by the Securities and Exchange Commission).

ACCUMULATION UNITS

The period between the contract date and the maturity date is the accumulation period. During the accumulation period, an accumulation unit is used to calculate the value of a Contract. An accumulation unit works like a share of a mutual fund. Each funding option has a corresponding accumulation unit value. The accumulation units are valued each business day and their values may increase or decrease from day to day. The number of accumulation units we will credit to your Contract once we receive a purchase payment is determined by dividing the amount directed to each funding option by the value of its accumulation unit. We calculate the value of an accumulation unit for each funding option each day the New York Stock Exchange is open. The values are calculated as of 4:00 p.m. Eastern time. After the value is calculated, we credit your Contract. During the annuity period (i.e., after the maturity date), you are credited with annuity units.

THE VARIABLE FUNDING OPTIONS

You choose the variable funding options to which you allocate your purchase payments. (Your Contract may refer to the variable funding options as "subaccounts.") These variable funding options are subaccounts of the Separate Account. The subaccounts invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. You will find detailed information about the funds and their inherent risks in the current fund prospectuses for the underlying funds that must accompany this prospectus. Since each option has varying degrees of risk, please read the prospectuses carefully before investing. There is no assurance that any of the underlying funds will meet its investment objectives. Contact your registered representative or call 1-800-842-8573 to request additional copies of the prospectuses.

The Company has entered into agreements with either the investment adviser or distributor of certain of the underlying funds in which the adviser or distributor pays us a fee for providing administrative services, which fee may vary. The fee is ordinarily based upon an annual percentage of the average aggregate net amount invested in the underlying funds on behalf of the Separate Account. In addition, an affiliated broker-dealer will receive 12b-1 fees deducted from certain underlying fund assets for providing distribution, shareholder support and administrative services to some of the underlying funds.

From time to time we may make new funding options available.

The current variable funding options are listed below, along with their investment advisers and any subadviser:

-----------------------------------------------------------------------------------------------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
  Travelers Growth and       Seeks long-term accumulation of principal through         Travelers Asset Management
  Income Stock Account       capital appreciation and retention of net investment      International Corporation
                             income.                                                   ("TAMIC") Subadviser: The
                                                                                       Travelers Investment
                                                                                       Management Company
                                                                                       ("TIMCO")
  Travelers Money Market     Seeks preservation of capital, a high degree of           TAMIC
  Account                    liquidity and the highest possible current income
                             available from certain short-term money market
                             securities.
  Travelers Quality Bond     Seeks current income, moderate capital volatility and     TAMIC
  Account                    total return.
  Travelers Timed            Seeks growth of capital by investing primarily in a       TIMCO
  Aggressive Stock Account   broadly diversified portfolio of common stocks.
  Travelers Timed Growth     Seeks long-term accumulation of principal through         TIMCO
  and Income Stock           capital appreciation and retention of net investment
                             income.
  Travelers Timed Short-     Seeks high current income with limited price volatility.  TIMCO
  Term Bond Account
FUND U FUNDING OPTIONS
Capital Appreciation Fund    Seeks growth of capital through the use of common         TAMIC Subadviser: Janus
                             stocks. Income is not an objective. The Fund invests      Capital Corp.
                             principally in common stocks of small to large companies
                             which are expected to experience wide fluctuations in
                             price both in rising and declining markets.
Dreyfus Stock Index Fund     Seeks to provide investment results that correspond to    Mellon Equity Securities
                             the price and yield performance of publicly traded
                             common stocks in the aggregate, as represented by the
                             Standard & Poor's 500 Composite Stock Price Index.
High Yield Bond Trust        Seeks generous income. The assets of the High Yield Bond  TAMIC
                             Trust will be invested in bonds which, as a class, sell
                             at discounts from par value and are typically high risk
                             securities.
Managed Assets Trust         Seeks high total investment return through a fully        TAMIC Subadviser: TIMCO
                             managed investment policy in a portfolio of equity, debt
                             and convertible securities.
ALLIANCE VARIABLE PRODUCT
  SERIES FUND, INC.
  Premier Growth Portfolio   Seeks long-term growth of capital by investing primarily  Alliance Capital
  Class B                    in equity securities of a limited number of large,        Management
                             carefully selected, high quality U.S. companies that are
                             judged likely to achieve superior earning momentum.
CITISTREET FUNDS, INC.
  CitiStreet Diversified     Seeks maximum long-term total return (capital             CitiStreet Funds
  Bond Fund                  appreciation and income) by investing primarily in fixed  Management, Inc.
                             income securities.                                        ("CitiStreet")
                                                                                       Subadviser: Western Asset
                                                                                       Management Company;
                                                                                       Salomon Brothers Asset
                                                                                       Management Inc. ("SBAM");
                                                                                       and SSgA Funds Management,
                                                                                       Inc. ("SSgA")
  CitiStreet International   Seeks maximum long-term total return (capital             CitiStreet
  Stock Fund                 appreciation and income) by investing primarily in        Subadviser: Bank of
                             common stocks of established non-U.S. companies.          Ireland Asset Management
                                                                                       (U.S.) Limited; Smith
                                                                                       Barney Fund Management LLC
                                                                                       ("SBFM") and SSgA
  CitiStreet Large Company   Seeks maximum long-term total return (capital             CitiStreet
  Stock Fund                 appreciation and income) by investing primarily in        Subadviser: Equinox
                             common stocks of well-established companies.              Capital Management,
                                                                                       L.L.C.; Putnam Investment
                                                                                       Management Ind.; and SSgA

-----------------------------------------------------------------------------------------------------------------
                                                    INVESTMENT
        INVESTMENT                                  OBJECTIVE                                  INVESTMENT
          OPTIONS                                                                          ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
  CitiStreet Small Company   Seeks maximum long-term total return (capital             CitiStreet
  Stock Fund                 appreciation and income) by investing primarily in        Subadviser: Cowen Asset
                             common stocks of small companies.                         Management; SBAM; and SSgA
DREYFUS VARIABLE INVESTMENT
  FUND
  Small Cap Portfolio --     Seeks to maximize capital appreciation by investing       The Dreyfus Corporation
  Initial Class              primarily in small-cap companies with total market
                             values of less than $1.5 billion at the time of
                             purchase.
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small Cap Fund    Seeks long-term capital growth. The Fund seeks to         Franklin Advisers, Inc.
  Class 2                    accomplish its objective by investing primarily
                             (normally at least 65% of its assets) in equity
                             securities of smaller capitalization growth companies.
  Templeton Asset Strategy   Seeks a high level of total return with reduced risk      Templeton Investment
  Fund -- Class 1            over the long term through a flexible policy of           Counsel, Inc.
                             investing in stocks of companies in any nation and debt
                             obligations of companies and governments of any nation.
  Templeton Growth           Seeks capital growth by investing predominantly in        Templeton Global Advisors
  Securities Fund -Class 1   equity securities of companies with a favorable outlook   Limited, Inc.
                             for earnings and whose rate of growth is expected to
                             exceed that of the U.S. economy over time. Current
                             income is only an incidental consideration.
GREENWICH STREET SERIES
  FUND
  Fundamental Value          Seeks long-term capital growth with current income as a   SBFM
  Portfolio                  secondary objective.
JANUS ASPEN SERIES
  International Growth       Seeks long-term capital growth by normally investing at   Janus Capital
  Portfolio -- Service       least 65% of its total assets in securities of foreign
  Shares                     issuers.
PUTNAM VARIABLE TRUST
  International Growth       Seeks capital appreciation by investing mostly in common  Putnam Investment
  Fund -- Class IB Shares    stocks of companies outside the United States.            Management, Inc.
                                                                                       ("Putnam")
  Small Cap Value Fund --    Seeks capital appreciation by investing mainly in common  Putnam
  Class IB Shares            stocks of U.S. companies with a focus on value stocks.
SALOMON BROTHERS VARIABLE
  SERIES FUND, INC.
  Capital Fund               Seeks capital appreciation, primarily through             SBAM
                             investments in common stocks which are believed to have
                             above-average price appreciation potential and which may
                             involve above average risk.
  Investors Fund             Seeks long-term growth of capital, and, secondarily,      SBAM
                             current income, through investments in common stocks of
                             well-known companies.
  Small Cap Growth Fund      Seeks long-term growth of capital by investing primarily  SBAM in equity securities of companies with market
                             capitalizations similar to that of companies included in
                             the Russell 2000 Index.
TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio  Seeks long-term growth of capital. Current income is      TIA Subadviser: Alliance
                             only an incidental consideration. The Portfolio invests   Capital Management L.P.
                             predominantly in equity securities of companies with a
                             favorable outlook for earnings and whose rate of growth
                             is expected to exceed that of the U.S. economy over
                             time.
  MFS Total Return           (a balanced portfolio) Seeks to obtain above-average      TIA Subadviser:
  Portfolio                  income (compared to a portfolio entirely invested in      Massachusetts Financial
                             equity securities) consistent with the prudent            Services Company ("MFS")
                             employment of capital. Generally, at least 40% of the
                             Portfolio's assets are invested in equity securities.
  Salomon Brothers Global    Seeks high current income. Capital appreciation is a      SBAM
  High Yield Portfolio+      secondary objective.
  Smith Barney Large         Seeks long-term growth of capital by investing in equity  SBFM
  Capitalization Growth      securities of companies with large market
  Portfolio                  capitalizations.

-----------------------------------------------------------------------------------------------------------------
                                                    INVESTMENT
        INVESTMENT                                  OBJECTIVE                                  INVESTMENT
          OPTIONS                                                                          ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock  Seeks growth of capital by investing primarily in a       TAMIC
  Portfolio                  broadly diversified portfolio of U.S. common stocks.      Subadviser: TIMCO
  MFS Mid Cap Growth         Seeks to obtain long-term growth of capital by            TAMIC
  Portfolio                  investing, under normal market conditions, at least 65%   Subadviser: MFS
                             of its total assets in equity securities of companies
                             with medium market capitalization which the investment
                             adviser believes have above-average growth potential.
  Social Awareness Stock     Seeks long-term capital appreciation and retention of     SBMF
  Portfolio                  net investment income by selecting investments,
                             primarily common stocks, which meet the social criteria
                             established for the Portfolio. Social criteria currently
                             excludes companies that derive a significant portion of
                             their revenues from the production of tobacco, tobacco
                             products, alcohol, or military defense systems, or in
                             the provision of military defense related services or
                             gambling services.
  U.S. Government            Seeks to select investments from the point of view of an  TAMIC
  Securities Portfolio       investor concerned primarily with the highest credit
                             quality, current income and total return. The assets of
                             the Portfolio will be invested in direct obligations of
                             the United States, its agencies and instrumentalities.
  Utilities Portfolio        Seeks to provide current income by investing in equity    SBMF
                             and debt securities of companies in the utilities
                             industries.
VARIABLE INSURANCE PRODUCTS
  FUND
  Equity Income Portfolio-   Seeks reasonable income by investing primarily in         Fidelity Management &
  Initial Class              income- producing equity securities; in choosing these    Research Company ("FMR")
                             securities, the portfolio manager will also consider the
                             potential for capital appreciation.
  Growth                     Seeks capital appreciation by purchasing common stocks    FMR
  Portfolio -- Initial       of well-known, established companies, and small emerging
  Class                      growth companies, although its investments are not
                             restricted to any one type of security. Capital
                             appreciation may also be found in other types of
                             securities, including bonds and preferred stocks.
  High Income Portfolio --   Seeks to obtain a high level of current income while      FMR
  Initial Class              also considering growth of capital.
VARIABLE INSURANCE PRODUCTS
  FUND II
  Asset Manager              Seeks high total return with reduced risk over the        FMR
  Portfolio -- Initial       long-term by allocating its assets among stocks, bonds
  Class                      and short-term fixed-income instruments.
VARIABLE INSURANCE PRODUCTS
  III
  Mid Cap Portfolio --       Seeks long-term growth of capital and income by           FMR
  Service Class 2            investing primarily in income-producing equity
                             securities, including common stocks and convertible
                             securities.

Before the end of 2001, we anticipate substituting shares of new portfolios for the following portfolios currently available in your Contract. You should know, however, that we cannot proceed with the proposed substitutions until we receive certain regulatory approvals, and that details of the substitutions, including the new portfolios to be offered, may change. We will notify you of the final details, including the approximate date, before the substitution occurs, and will notify you after the substitutions have happened. Also, we will send you current prospectuses for the new funding options before the substitutions occur.

---------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  Templeton Global Income    Seeks high current income by investing primarily in debt  Templeton Global Bond
  Securities Fund -- Class   securities of companies, governments and government       Managers
  1+                         agencies of various nations throughout the world.

---------------------------
        INVESTMENT                                  INVESTMENT                                 INVESTMENT
          OPTIONS                                   OBJECTIVE                              ADVISER/SUBADVISER
-----------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES FUND INC.
  Putnam Diversified Income  Seeks high current income consistent with preservation    TIA Subadviser: Putnam
  Portfolio+                 of capital. The Portfolio will allocate its investments
                             among the U.S. Government Sector, the High Yield Sector,
                             and the International Sector of the fixed income
                             securities markets.
  Smith Barney High Income   Seeks high current income. Capital appreciation is a      SBFM
  Portfolio+                 secondary objective. The Portfolio will invest at least
                             65% of its assets in high-yielding corporate debt
                             obligations and preferred stock.
  Smith Barney               Seeks total return on assets from growth of capital and   SBFM
  International All Cap      income by investing at least 65% of its assets in a
  Growth Portfolio+          diversified portfolio of equity securities of
                             established non-U.S. issuers.
  Smith Barney Large Cap     Seeks current income and long-term growth of income and   SBFM
  Value Portfolio+           capital by investing primarily, but not exclusively, in
                             common stocks.

---------------

  + No longer available to new contract owners.

                                 FIXED ACCOUNT
--------------------------------------------------------------------------------

We offer our Fixed Account as a funding option. Please see Appendix B for more information.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

GENERAL

We deduct the charges described below. The charges are for the service and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     - the ability for you to make withdrawals and surrenders under the Contracts;

     - the death benefit paid on the death of the contract owner, annuitant, or first of the joint owners,

     - the available funding options and related programs (including dollar-cost averaging, portfolio rebalancing, and systematic withdrawal programs);

     - administration of the annuity options available under the Contracts; and

     - the distribution of various reports to contract owners.

Costs and expenses we incur include:

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Contracts,

     - sales and marketing expenses including commission payments to your Travelers sales agent, and

     - other costs of doing business.

Risks we assume include:

     - that annuitants may live longer than estimated when the annuity factors under the Contracts were established;

     - that the amount of the death benefit will be greater than the cash value, and

     - that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

We may also deduct a charge for taxes.

Unless otherwise specified, charges are deducted proportionately from all funding options in which you are invested.

We may reduce or eliminate the withdrawal charge, the administrative charges and/or the mortality and expense risk charge under the Contract when certain sales or administration of the Contract result in savings or reduced expenses and/or risks. For certain trusts, we may change the order in which purchase payments and earnings are withdrawn in order to determine the withdrawal charge. We will not reduce or eliminate the withdrawal charge or the administrative charge where such reduction or elimination would be unfairly discriminatory to any person.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. (For example, the withdrawal charge we collect may not fully cover all of the sales and distribution expenses we actually incur.) We may also profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

WITHDRAWAL CHARGE

We do not deduct a sales charge from purchase payments when they are made to the Contract. However, a withdrawal charge (deferred sales charge) of 5% will apply if a purchase payment is withdrawn within five years of its payment date. This deferred sales charge is deducted only from purchase payments withdrawn, not on growth. For this calculation, the five years is measured from the first day of the month the payment is made.

In the case of a partial withdrawal, payments made first will be considered to be withdrawn first ("first in, first out"). In no event may the withdrawal charge exceed 5% of premiums paid in the five years immediately preceding the withdrawal date, nor may the charge exceed 5% of the amount withdrawn.

For purposes of the withdrawal charge calculation, withdrawals will be deemed to be taken first from:

          (a)  any purchase payments to which no withdrawal charge applies; then

          (b) any remaining free withdrawal allowance (as described below) after reduction by the amount of (a); then

          (c) any purchase payments to which withdrawal charges apply (on a first-in, first-out basis); and, finally

          (d) from any Contract earnings.

Unless we receive instructions to the contrary, we will deduct the withdrawal charge from the amount requested.

We will not deduct a withdrawal charge if purchase payments are distributed:

     - from death proceeds;

     - after the first contract year, upon election of an annuity payout (based upon life expectancy); or

     - due to minimum distribution requirements.

The withdrawal charge will be waived if:

- an annuity payout is begun;

- an income option of at least three years' duration (without right of withdrawal) is begun after the first contract year;

- the participant under a group Contract or annuitant under an individual Contract dies;

- the participant under a group Contract or annuitant under an individual Contract becomes disabled (as defined by the Internal Revenue Service) subsequent to purchase of the Contract;

- the participant under a group Contract, or annuitant under an individual Contract, under a tax-deferred annuity plan (403(b) plan) retires after age 55, provided the Contract has been in effect five years or more and provided the payment is made to the contract owner or participant, as provided in the plan;

- the participant under a group Contract, or annuitant under an individual Contract, under an IRA plan reaches age 70 1/2, provided the certificate, has been in effect five years or more;

- the participant under a group Contract, or annuitant under an individual Contract, under a qualified pension or profit-sharing plan (including a 401(k) plan) retires at or after age 59 1/2, provided the certificate or Contract, as applicable has been in effect five years or more; or if refunds are made to satisfy the anti-discrimination test. (For those under Certificates issued before May 1, 1992, the withdrawal charge will also be waived if the participant or annuitant retires at normal retirement age (as defined by the Plan), provided the Certificate or Contract, as applicable has been in effect one year or more);

- the participant under a Section 457 deferred compensation plan retires and the Certificate has been in effect five years or more, or if a financial hardship or disability withdrawal has been allowed by the Plan administrator under applicable Internal Revenue Service ("IRS") rules;

- for group Contracts, the participant under a Section 457 deferred compensation plan established by the Deferred Compensation Board of the state of New York or a "public employer" in that state (as defined in Section 5 of the New York State Finance Laws) terminates employment. The withdrawal charge will also be waived for such a plan at the termination date specified in the Contract; or

- for group Contracts, the participant under a pension or profit-sharing plan, including a 401(k) plan, Section 457 deferred compensation plan, or a tax deferred annuity plan (403(b) plan) that is subject to the Employee Retirement Income Security Act of 1974 ("ERISA") retires at normal retirement age (as defined by the plan) or terminates employment, provided that the contract owner purchases this Contract in conjunction with a group unallocated flexible annuity contract issued by the Company.

FREE WITHDRAWAL ALLOWANCE

Beginning in the second contract year, you may withdraw up to 10% of the cash value annually. We calculate the available withdrawal amount as of the end of the previous contract year. The free withdrawal provision applies to all withdrawals. We reserve the right to not permit the provision on a full surrender.

ADMINISTRATIVE CHARGE

We deduct a semiannual administrative charge of $15 in June and December of each year for each individual account maintained. This charge compensates us for expenses incurred in establishing and maintaining the Contract, and we will prorate this charge (i.e., calculate) from the date of purchase. We will also prorate this charge if you surrender your contract, or if we terminate your contract. This charge does not apply after an annuity payout has begun. This charge will not be deducted from amounts held in the Fixed Account.

MORTALITY AND EXPENSE RISK CHARGE

Each business day, we deduct a mortality and expense risk ("M&E") from amounts we hold in the variable funding options, which charge is equal to 1.25% annually. We reflect the deduction in our calculation of accumulation and annuity unit values. The charges stated are the maximum for this product. We reserve the right to lower this charge at any time. This charge compensates the Company for various risks assumed, benefits provided and expenses incurred, including commission payments to Travelers sales agents.

VARIABLE FUNDING OPTION EXPENSES

We summarized the charges and expenses of the underlying funds in the fee table. Please review the prospectus for each underlying fund for a more complete description of that fund and its expenses.

PREMIUM TAX

Certain state and local governments charge premium taxes ranging from 0% to 5%, depending upon jurisdiction. We are responsible for paying these taxes and will determine the method used to recover premium tax expenses incurred. We will deduct any applicable premium taxes from your cash value either upon death, surrender, annuitization, or at the time you make purchase payments to the Contract, but no earlier than when we have a tax liability under state law.

CHANGES IN TAXES BASED UPON PREMIUM OR VALUE

If there is any change in a law assessing taxes against the Company based upon premiums, contract gains or value of the Contract, we reserve the right to charge you proportionately for this tax.

TACTICAL ASSET ALLOCATION SERVICES FEES

In connection with the Tactical Asset Allocation services provided to participants in Accounts TGIS, TSB and TAS, CitiStreet receives a fee equal on an annual basis to 1.25% of the current value of the assets subject to the program. We deduct this fee daily from the assets of the Market Timed Accounts. CitiStreet also charges a $30 tactical asset allocation application fee.

Participants may discontinue Tactical Asset Allocation services at any time and avoid any subsequent fees for those services by transferring to a non-timed account. (See "Tactical Asset Allocation Services.")

MANAGED SEPARATE ACCOUNTS: MANAGEMENT AND FEES

The investments and administration of each managed separate account are under the direction of a Board of Managers. Subject to the authority of each Board of Managers, TIMCO and TAMIC furnish investment management and advisory services as indicated in the Investment Option Chart. Additionally, the Board of Managers for each managed separate account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to contract owners at an annual meeting), and takes any other actions necessary in connection with the operation and management of the managed separate accounts.

The Travelers Investment Management Company ("TIMCO") is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc., which is a wholly owned subsidiary of Citigroup Inc., a bank services holding company. TIMCO provides investment management and advisory services to Accounts TAS, TGIS and TSB. The fees are as follows:

               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
Account TAS..........................  0.35% of average daily net assets
Account TGIS.........................  0.3233% of average daily net assets
Account TSB..........................  0.3233% of average daily net assets

Travelers Asset Management International Company LLC ("TAMIC") is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Its principal offices are located at One Tower Square, Hartford, Connecticut, and it is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company. TAMIC provides investment and management and advisory services to Accounts GIS, QB and MM.

               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
                                       0.65% of the first $500,000,000,
Account GIS..........................  plus
                                       0.55% of the next $500,000,000, plus
                                       0.50% of the next $500,000,000, plus
                                       0.45% of the next $500,000,000, plus
                                       0.40% of amounts over $2,000,000,000
                                         (of Account GIS's aggregate net
                                         asset value)

               ACCOUNT                        ANNUAL MANAGEMENT FEE
               -------                        ---------------------
Account QB...........................  0.3233% of average daily net assets
Account MM...........................  0.3233% of average daily net assets

TAMIC also supervises the subadvisor of Account GIS, TIMCO. According to the terms of this written subadvisory agreement, TAMIC will pay TIMCO a fee equivalent on an annual basis to the following:

                                                    AGGREGATE
  ANNUAL                                            NET ASSET
SUBADVISORY                                          VALUE OF
    FEE                                            THE ACCOUNT
-----------                                        -----------
  0.45 %               of the first               $  700,000,000plus
  0.275%               of the next                $  300,000,000plus
  0.25 %               of the next                $  500,000,000plus
  0.225%               of the next                $  500,000,000plus
  0.20 %               of amounts over            $2,000,000,000

TIMCO also acts as investment adviser or subadviser for:

     - other investment companies used to fund variable products

     - individual and pooled pension and profit-sharing accounts

     - affiliated companies of The Travelers Insurance Company.

TAMIC also acts as investment adviser or subadviser for:

     - other investment companies used to fund variable products

     - individual and pooled pension and profit-sharing accounts and domestic insurance companies affiliated with The Travelers Insurance Company

     - nonaffiliated insurance companies.

                                   TRANSFERS
--------------------------------------------------------------------------------

Up to 30 days before the maturity date, you may transfer all or part of the cash value between variable funding options. We will make transfers at the value(s) next determined after we receive your request at our Home Office. There are no restrictions on the amount or frequency of transfers currently; however, we reserve the right to limit the number of transfers to one in any six-month period. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: 1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or 2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

Since different underlying funds have different expenses, a transfer of cash values from one variable funding option to another could result in your investment becoming subject to higher or lower expenses. Also, you should consider the inherent risks involved in making transfers. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

After the maturity date, you may make transfers between funding options only with our consent.

DOLLAR COST AVERAGING

Dollar cost averaging or the pre-authorized transfer program (the "DCA Program") allows you to transfer a set dollar amount to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract. Using this method, you will purchase more accumulation units in a funding option if the value per unit is low and will purchase fewer accumulation units if the value per unit is high. Therefore, you may achieve a lower-than-average cost per unit in the long run if you have the financial ability to continue the program over a long enough period of time. Dollar cost averaging does not assure a profit or protect against a loss.

You may elect the DCA Program through written request or other method acceptable to us. Certain miniums may apply to enroll in the program and to amounts transferred.

You may establish pre-authorized transfers of cash values from the Fixed Account, subject to certain restrictions. Under the DCA Program, automated transfers from the Fixed Account may not deplete your Fixed Account Value in less than twelve months from your enrollment in the DCA Program.

In addition to the DCA Program, we may credit increased interest rates to contract owners under an administrative Special DCA Program established at our discretion, depending on availability and state law. Under this program, the contract owner may pre-authorize level transfers to any of the funding options under either a 6 Month Program or 12 Month Program. The 6 Month Program and the 12 Month Program will generally have different credited interest rates. Under the 6 Month Program, the interest rate can accrue up to 6 months on amounts in the Special DCA Program and we must transfer all purchase payments and accrued interest on a level basis to the selected funding options in 6 months. Under the 12 Month Program, the interest rate can accrue up to 12 months on funds in the Special DCA Program and we must transfer all purchase payments and accrued interest in this Program on a level basis to the selected funding options in 12 months.

The pre-authorized transfers will begin after the initial Program purchase payment and complete enrollment instructions are received by Travelers. If complete Program enrollment instructions are not received by the Company within 15 days of receipt of the initial Program purchase payment, the entire balance in the Program will be credited with the non-Program interest rate then in effect for the Fixed Account.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. If you stop the Special DCA Program and elect to remain in the Fixed Account, we will credit your contract value for the remainder of 6 or 12 months with the interest rate for non-Program funds.

You may only have one DCA Program or Special DCA Program in place at one time. We will allocate any subsequent purchase payments we receive within the Program period selected to the current funding options over the remainder of that Program transfer period, unless you otherwise direct.

All provisions and terms of the Contract apply to the DCA and Special DCA Programs, including provisions relating to the transfer of money between funding options. We reserve the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

ASSET ALLOCATION ADVICE

You may elect to enter into a separate advisory agreement with CitiStreet Financial Services LLC, an affiliate of the Company. For a fee, CitiStreet provides asset allocation advice under its CHART Program(R), which is fully described in a separate Disclosure Statement. The CHART program may not be available in all marketing programs through which this Contract is sold.

                       TACTICAL ASSET ALLOCATION SERVICES
--------------------------------------------------------------------------------

Accounts TGIS, TSB and TAS ("Market Timed Accounts") are funding options available to individuals who have entered into tactical asset allocation services agreements ("Tactical Asset Allocation agreements") with registered investment advisers who provide tactical asset allocation services ("registered investment advisers"). These agreements allow the registered investment advisers to act on your behalf by transferring all or a portion of your cash value units from one Market Timed Account to another. The registered investment advisers can transfer funds only from one Market Timed Account to another Market Timed Account.

You may transfer account values from any of the Market Timed Accounts to any of the other funding options. However, if you are in a Market Timed Account, transfer all current account values and direct all future allocations to a non-timed funding option, the Tactical Asset Allocation agreements with the registered investment advisers automatically terminate. If this occurs, the registered investment advisers no longer have the right to transfer funds on your behalf. Partial withdrawals from the Market Timed Accounts do not affect the tactical asset allocation agreements.

CitiStreet, a registered investment adviser and an affiliate of the Company, provides Tactical Asset Allocation services for a fee. The fee equals 1.25% annually of the current value of the assets subject to the program. CitiStreet also charges a $30 program application fee. If you terminate your Tactical Asset Allocation agreement and decide to reenter an agreement, the Tactical Asset Allocation fees will be reassessed, and a new $30 application fee will be charged by CitiStreet.

We deduct the tactical asset allocation fee from the assets of the Market Timed Accounts. Although the Tactical Asset Allocation agreements are between you and CitiStreet, we are solely responsible for payment of the fee to CitiStreet. On each Valuation Date, we deduct the amount necessary to pay the fee from each Market Timed Account and, in turn, pay that amount to CitiStreet. This is the only payment method available to those who enter into Tactical Asset Allocation agreements. Individuals in the Market Timed Accounts may use unaffiliated market timing investment advisers with our approval and if such advisers agree to an arrangement substantially identical to the asset charge payment method.

Because the tactical asset allocation services are provided according to individual agreements between you and the registered investment advisers, the Boards of Managers of the Market Timed Accounts do not exercise any supervisory or oversight role for services or the related fees.

Under the asset charge payment method, the daily deductions for market timing fees are not treated by the Company as taxable distributions. (See "Federal Tax Considerations".)

TACTICAL ASSET ALLOCATION RISKS

If you invest in the Market Timed Accounts without a tactical asset allocation agreement, you may bear a higher proportion of the expenses associated with Separate Account portfolio turnover. In addition, those who allocate amounts to these Accounts without a Tactical Asset Allocation agreement will still have the Tactical Asset Allocation fees deducted on a daily basis. We intend to identify any such individuals and restore to their accounts, no less frequently than monthly, an amount equal to the deductions for the Tactical Asset Allocation fees. However, this restored amount will not reflect any investment experience of the fees deducted.

If you participate in a Tactical Asset Allocation agreement, you may be subject to the following additional risks: (1) higher transaction costs; (2) higher portfolio turnover rate; (3) investment return goals not being achieved by the registered investment advisers which provide Tactical Asset Allocation services; and (4) higher account expenses for depleting and, then starting up the account. Actions by the registered investment advisers which provide tactical asset allocation services may also increase risks generally found in any investment, i.e., the failure to achieve an investment objective, and possible lower yield. In addition, if more than one Tactical Asset Allocation strategy uses a Market Timed Account, those who invest in the Market Timed Account when others are transferred into or out of that Account by the registered investment advisers may bear part of the direct costs incurred by those individuals who were transferred. For example, if 90% of a Market Timed Account is under one tactical asset allocation strategy, and those funds are transferred into or out of that Account, those constituting the other 10% of the Market Timed Account may bear a higher portion of the expense for the transfer.

                              ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------

Under a group Contract, before a participant's maturity date, we will pay all or any portion of that participant's cash surrender value, that is, the cash value less any withdrawal charge and any premium tax not previously deducted to the owner or participant, as provided in the plan. A group contract owner's account may be surrendered for cash without the consent of any participant, as provided in the plan.

Under an individual Contract, the contract owner may redeem all or any portion of the cash surrender value any time before the maturity date. Unless you submit a written request specifying the fixed or variable funding option(s)from which amounts are to be withdrawn, the withdrawal will be made on a pro rata basis. The cash surrender value will be determined as of the business day after we receive the surrender request at our Home Office. The cash surrender value may be more or less than the purchase payments made. Withdrawals during the annuity period are not allowed.

We may defer payment of any cash surrender value for a period of up to seven days after the written request is received, but it is our intent to pay as soon as possible. We cannot process requests for withdrawals that are not in good order. We will contact you if there is a deficiency causing a delay and will advise what is needed to act upon the withdrawal request.

For those participating in the Texas Optional Retirement Program, withdrawals may only be made upon termination of employment, retirement or death as provided in the Texas Optional Retirement Program.

Participants in Section 403(b) tax deferred annuity plans may not withdraw certain salary reduction amounts before reaching age 59 1/2, unless withdrawn due to separation from service, death, disability or hardship. (See "Federal Tax Considerations.")

SYSTEMATIC WITHDRAWALS

Before the maturity date, you may choose to withdraw a specified dollar amount on a monthly, quarterly, semiannual or annual basis. We will deduct any applicable premium taxes and withdrawal charge. To elect this option, you must make the election on the form we provide. We will surrender accumulation units pro rata from all investment options in which you have an interest, unless you instruct us otherwise. You may begin or discontinue systematic withdrawals at any time by notifying us in writing, but you must give at least 30 days' notice to change any systematic withdrawal instructions that are currently in place.

We reserve the right to discontinue offering systematic withdrawals or to assess a processing fee for this service upon 30 days' written notice to contract owners (where allowed by state law).

Each systematic withdrawal is subject to federal income taxes on the taxable portion. In addition, a 10% federal penalty tax may be assessed on systematic withdrawals if the contract owner is under age 59 1/2. You should consult with your tax adviser regarding the tax consequences of systematic withdrawals.

                              OWNERSHIP PROVISIONS
--------------------------------------------------------------------------------

TYPES OF OWNERSHIP

CONTRACT OWNER (YOU)

The Contract belongs to the contract owner named in the Contract (on the Contract Summary page), or to any other person to whom you subsequently assign the Contract. You may only make an assignment of ownership or a collateral assignment for nonqualified contracts. You have sole power during the annuitant's lifetime to exercise any rights and to receive all benefits given in the Contract provided you have not named an irrevocable beneficiary and provided you have not assigned the Contract.

You receive all payments while the annuitant is alive unless you direct them to an alternate recipient. An alternate recipient does not become the contract owner.

BENEFICIARY

You name the beneficiary in a written request. The beneficiary has the right to receive any death benefit proceeds remaining under the Contract upon the death of the annuitant or the contract owner. If more than one beneficiary survives the annuitant or contract owner, they will share equally in benefits unless you recorded different shares with the Company by written request before the death of the annuitant or contract owner. In the case of a non-spousal beneficiary or a spousal beneficiary who has not chosen to assume the Contract, we will not transfer or otherwise remove the death benefit proceeds from either the variable funding options or the Fixed Account, as most recently elected by the contract owner, until the death report date.

Unless you have named an irrevocable beneficiary you have the right to change any beneficiary by written request during the lifetime of the annuitant and while the Contract continues.

ANNUITANT

The annuitant is designated in the Contract (on the Specifications page), and is the individual on whose life the maturity date and the amount of the monthly annuity payments depend. You may not change the annuitant after your Contract is in effect.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

DEATH PROCEEDS BEFORE THE MATURITY DATE

The following death benefit applies to all Contracts that include a death benefit. We calculate the death benefit amount as of the date our Home Office receives proof of death. All amounts will be reduced by any outstanding loans, prior withdrawals and any premium taxes due.

------------------------------------------------------------------------------------------------------
                 INDIVIDUAL CONTRACT                                    GROUP CONTRACT
------------------------------------------------------------------------------------------------------
 IF ANNUITANT DIES ON OR AFTER AGE 75, AND BEFORE THE     IF PARTICIPANT DIES ON OR AFTER AGE 75, AND
 MATURITY DATE:                                           BEFORE THE MATURITY DATE:
------------------------------------------------------------------------------------------------------
 Amount paid: the cash value of the Contract              Amount paid: the participant's interest
                                                          under the Contract
------------------------------------------------------------------------------------------------------
 IF ANNUITANT DIES BEFORE AGE 75, AND BEFORE THE          IF PARTICIPANT DIES BEFORE AGE 75, AND
 MATURITY DATE:                                           BEFORE THE MATURITY DATE:
------------------------------------------------------------------------------------------------------
 Amount paid: the greater of (1),(2) or (3) below:        Amount paid: the greatest of (1), (2) or (3)
                                                          below:
------------------------------------------------------------------------------------------------------
 (1) the cash value                                       (1) the participant's interest
------------------------------------------------------------------------------------------------------
 (2) total purchase payments                              (2) the total purchase payments made on
                                                              behalf of the participant
------------------------------------------------------------------------------------------------------
 (3) the cash value on the most recent 5(th) multiple     (3) the participant's interest on the most
     contract year anniversary (i.e., 5(th), 10(th),          recent 5(th) multiple certificate year
     15(th), etc.) less any withdrawals made since            anniversary (i.e., 5(th), 10(th),
     that anniversary before we receive proof of              15(th), etc.) less any withdrawals made
     death                                                    since that anniversary before we receive
                                                              proof of death.
------------------------------------------------------------------------------------------------------

PAYMENT OF PROCEEDS

We describe the process of paying death benefit proceeds before the maturity date in the charts below. The charts do not encompass every situation and are merely intended as a general guide. More detailed information is provided in your Contract. Generally, the person(s) receiving the benefit may request that the proceeds be paid in a lump sum, or be applied to one of the settlement options available under the Contract.

                             NONQUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
                                                                     UNLESS...                  MANDATORY
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY                                       PAYOUT RULES
     UPON THE DEATH OF THE           THE PROCEEDS TO:                                            APPLY*
--------------------------------------------------------------------------------------------------------------
 Owner (who is not the           The beneficiary (ies),     Unless, the beneficiary is      Yes
 annuitant)                      or if none, to the         the contract owner's spouse
                                 contract owner's estate.   and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution.
--------------------------------------------------------------------------------------------------------------
 Owner (who is the annuitant)    The beneficiary (ies),     Unless, the beneficiary is      Yes
                                 or if none, to the         the contract owner's spouse
                                 contract owner's estate.   and the spouse elects to
                                                            continue the contract as the
                                                            new owner rather than receive
                                                            the distribution.
--------------------------------------------------------------------------------------------------------------
 Annuitant (who is not the       The beneficiary (ies),     Unless the beneficiary is the   Yes
 contract owner)                 or, if none, to the        contract owner's spouse, and
                                 owner.                     the spouse elects to continue
                                                            the contract or, unless,
                                                            there is a contingent
                                                            annuitant. Then, the
                                                            contingent annuitant becomes
                                                            the annuitant and the
                                                            Contract continues in effect
                                                            (generally using the original
                                                            maturity date). The proceeds
                                                            will then be paid upon the
                                                            death of the contingent
                                                            annuitant or owner.
--------------------------------------------------------------------------------------------------------------
 Annuitant (who is the contract  See death of "owner who                                    Yes
 owner)                          is the annuitant" above.
--------------------------------------------------------------------------------------------------------------
 Annuitant (where owner is a     The beneficiary (ies)                                      Yes (Death of
 nonnatural person/trust)        (e.g. the trust).                                          annuitant is
                                                                                            treated as death
                                                                                            of the owner in
                                                                                            these
                                                                                            circumstances.)
--------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

* Certain payout rules of the Internal Revenue Code (IRC) are triggered upon the death of any Owner. Non-spousal Beneficiaries (as well as spousal beneficiaries who choose not to assume the contract) must begin taking distributions based on the Beneficiary's life expectancy within one year of death or take a complete distribution of contract proceeds within 5 years of death. If Mandatory Distributions have begun, the 5 year payout option is not available.

                              QUALIFIED CONTRACTS

--------------------------------------------------------------------------------------------------------------
   BEFORE THE MATURITY DATE,       THE COMPANY WILL PAY              UNLESS...                  MANDATORY
     UPON THE DEATH OF THE           THE PROCEEDS TO:                                         PAYOUT RULES
                                                                                              APPLY (SEE *
                                                                                                 ABOVE)
--------------------------------------------------------------------------------------------------------------
 Owner/Annuitant                 The beneficiary (ies),                                     Yes
                                 or if none, to the
                                 contract owner's estate.
--------------------------------------------------------------------------------------------------------------
 Beneficiary                     No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------
 Contingent Beneficiary          No death proceeds are                                      N/A
                                 payable; contract
                                 continues.
--------------------------------------------------------------------------------------------------------------

DEATH PROCEEDS AFTER THE MATURITY DATE

If any contract owner or the annuitant dies on or after the maturity date, the Company will pay the beneficiary a death benefit consisting of any benefit remaining under the annuity or income option then in effect.

                               THE ANNUITY PERIOD
--------------------------------------------------------------------------------

MATURITY DATE

Under the Contract, you can receive regular payments (annuity payments). You can choose the month and the year in which those payments begin (maturity date). You can also choose among payout options (annuity or income options) or elect a lump sum distribution. While the annuitant is alive, you can change your selection any time up to the maturity date. Annuity or income payments will begin on the maturity date stated in the Contract unless (1) you fully surrendered the Contract; (2) we paid the proceeds to the beneficiary before that date; or (3) you elected another date. Annuity payments are a series of periodic payments (a) for life; (b) for life with either a minimum number of payments or a specific amount assured; or (c) for the joint lifetime of the annuitant and another person, and thereafter during the lifetime of the survivor. We may require proof that the annuitant is alive before we make annuity payments. Not all options may be available in all states.

You may choose to annuitize at any time after you purchase your Contract. Unless you elect otherwise, the maturity date will be the annuitant's 70th birthday for qualified contracts and the annuitant's 75th birthday for nonqualified contracts or ten years after the effective date of the contract, if later. (For Contracts issued in Florida and New York, the maturity date you elect may not be later than the annuitant's 90th birthday.)

At least 30 days before the original maturity date, you may elect to extend the maturity date to any time prior to the annuitant's 85th birthday or to a later date with our consent. You may use certain annuity options taken at the maturity date to meet the minimum required distribution requirements of federal tax law, or you may use a program of withdrawals instead. These mandatory distribution requirements take effect generally upon the death of the contract owner, or with certain qualified contracts upon either the later of the contract owner's attainment of age 70 1/2 or year of retirement; or the death of the contract owner. You should seek independent tax advice regarding the election of minimum required distributions.

ALLOCATION OF ANNUITY

You may elect to receive your annuity payments in the form of a variable annuity, a fixed annuity, or a combination of both. If, at the time annuity payments begin, you have not made an election, we will apply your cash value to provide an annuity funded by the same investment options as you have selected during the accumulation period. At least 30 days before the maturity date, you may transfer the contract value among the funding options in order to change the basis on which we will determine annuity payments. (See "Transfers.")

VARIABLE ANNUITY

You may choose an annuity payout that fluctuates depending on the investment experience of the variable funding options. We determine the number of annuity units credited to the Contract by dividing the first monthly annuity payment attributable to each variable funding option by the corresponding accumulation unit value as of 14 days before the date annuity payments begin. We use an annuity unit to measure the dollar value of an annuity payment. The number of annuity units (but not their value) remains fixed during the annuity period.

DETERMINATION OF FIRST ANNUITY PAYMENT. Your Contract contains the tables we use to determine your first monthly annuity payment. If you elect a variable annuity, the amount we apply to it will be the cash surrender value as of 14 days before the date annuity payments.

The amount of your first monthly payment depends on the annuity option you elected and the annuitant's adjusted age. Your Contract contains the formula for determining the adjusted age. We determine the total first monthly annuity payment by multiplying the benefit per $1,000 of value shown in the Contract tables (or, if they would produce a larger payment, the tables then in effect on the maturity date) by the number of thousands of dollars of cash value you apply to that annuity option, and factors in an assumed daily net investment factor. We call this your net investment rate. Your net investment rate corresponds to an annual interest rate of 3%. This means that if the annualized investment performance, after expenses, of your variable funding options is less than 3%, then the dollar amount of your variable annuity payment will decrease. However, if the annualized investment performance, after expenses, of your variable funding options is greater than 3%, then the dollar amount of your variable annuity payments will increase.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS. The dollar amount of all subsequent annuity payments changes from month to month based on the investment experience of the applicable funding options. The total amount of each annuity payment will equal the sum of the basic payments in each funding option. We determine the actual amounts of these payments by multiplying the number of annuity units we credited to each funding option by the corresponding annuity unit value as of the date 14 days before the date the payment is due.

FIXED ANNUITY

You may choose a fixed annuity that provides payments which do not vary during the annuity period. We will calculate the dollar amount of the first fixed annuity payment as described under "Variable Annuity," except that the amount we apply to begin the annuity will be your cash value as of the date annuity payments begin. Payout rates will not be lower than those shown in the Contract. If it would produce a larger payment, the first fixed annuity payment will be determined using the Life Annuity Tables in effect on the maturity date.

                                PAYMENT OPTIONS
--------------------------------------------------------------------------------

ELECTION OF OPTIONS

While the annuitant is alive, you can change your annuity or income option selection any time up to the maturity date. Once annuity or income payments have begun, no further elections are allowed.

During the annuitant's lifetime, if you do not elect otherwise before the maturity date, we will pay you (or another designated payee) the first of a series of monthly annuity or income payments based on the life of the annuitant, in accordance with Annuity Option 2 (Life Annuity with 120 monthly payments assured). For certain qualified contracts, Annuity Option 5 (Joint and Last Survivor Life Annuity -- Annuity Reduced on Death of Primary Payee) will be the automatic option as described in the Contract.

The minimum amount that can be placed under an annuity or income option will be $2,000 unless we agree to a lesser amount. If any monthly periodic payment due is less than $20, we reserve the right to make payments at less frequent intervals, or to pay the contract value in a lump-sum.

On the maturity date, we will pay the amount due under the Contract in accordance with the payment option that you select. You may choose to receive a single lump-sum payment. You must elect an option in writing, in a form satisfactory to the Company. Any election made during the lifetime of the annuitant must be made by the contract owner/participant.

ANNUITY OPTIONS

OPTION 1 -- LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the lifetime of the person on whose life the payments are based, terminating with the last payment preceding death. While this option offers the maximum periodic payment, there is no assurance of a minimum number of payments, nor is there a provision for a death benefit for beneficiaries.

OPTION 2 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly annuity payments during the lifetime of the annuitant, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as selected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

OPTION 3 -- UNIT REFUND LIFE ANNUITY: The Company will make annuity payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of annuity units equal to (a) minus (b) (if that difference is positive) where: (a) is the total amount applied under the option divided by the annuity unit value on the due date of the first annuity payment, and (b) is the product of the number of the annuity units represented by each payment and the number of payments made.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: The Company will make annuity payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. There is no assurance of a minimum number of payments, nor is there a provision for a death benefit upon the survivor's death.

OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make annuity payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly annuity payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make annuity payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6 -- OTHER ANNUITY OPTIONS: We will make any other arrangements for annuity payments as may be mutually agreed upon.

INCOME OPTIONS

Income payments are periodic payments made by the Company which are not based on the life of any person.

The cash surrender value used to determine the amount of any income payment will be calculated as of 14 days before the date an income payment is due and will be determined on the same basis as the cash surrender value during the Accumulation Phase, including the deduction for mortality and expense risks.

While income options do not directly involve mortality risks for the Company, an individual may elect to apply the remaining cash surrender value to provide an annuity at the guaranteed rates even though income payments have been received under an income option. Before an owner or participant makes any income option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

OPTION 1 -- PAYMENTS OF A FIXED AMOUNT: We will make equal payments of the amount elected until the cash surrender value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

OPTION 2 -- PAYMENTS FOR A FIXED PERIOD: We will make payments for the number of years selected. The amount of each payment will be equal to the remaining cash surrender value applied under this option divided by the number of remaining payments.

OPTION 3 -- INVESTMENT INCOME: We will make payments for the period agreed on. The amount payable will be equal to the excess, if any, of the cash surrender value under this option over the amount applied under this option. No payment will be made if the cash surrender value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be annuity payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.") This option will generally be inappropriate under federal tax law for periods that exceed the participant's attainment of age 70 1/2.

                       MISCELLANEOUS CONTRACT PROVISIONS
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RIGHT TO RETURN

You may return the Contract for a full refund of the contract value plus any contract charges and premium taxes you paid (but not any fees and charges the underlying fund assessed) within ten days after you receive it (the "right to return period"). You bear the investment risk of investing in the variable funding options during the right to return period; therefore, the cash value we return may be greater or less than your purchase payment.

If you purchase the Contract as an Individual Retirement Annuity, and return it within the first seven days after delivery, we will refund your purchase payment in full; during the remainder of the right to return period, we will refund the cash value (including charges).

Generally, there is no right to return for group Contracts/Certificates, including Contracts issued under the Texas Optional Retirement Program.

We will determine the cash value following the close of the business day on which we receive your Contract and a written request for a refund. Where state law requires a longer period, or the return of purchase payments or other variations of this provision, we will comply. Refer to your Contract for any state-specific information.

TERMINATION OF INDIVIDUAL CONTRACT

You do not need to make any purchase payments after the first to keep the Contract in effect. However, unless otherwise specified by state law, we reserve the right to terminate the Contract on any business day if the cash value as of that date is less than $500 and no purchase payments have been made for at least three years. Termination will not occur until 31 days after we have mailed notice of termination to the contract owner's last known address and to any assignee of record. If the Contract is terminated, we will pay you the cash value less any applicable premium tax, and less any applicable administrative charge.

TERMINATION OF GROUP CONTRACT OR ACCOUNT

TERMINATION BY OWNER -- If an owner or a participant terminates an account, in whole or in part, while the Contract remains in effect; and the value of the terminated account is to be either paid in cash to you or to a participant; or transferred to any other funding vehicle, we will pay or transfer the cash surrender value of the terminated account.

If this Contract is terminated, whether or not the plan is terminated; and the owner or the participant, as provided in the plan, elect that values are not to be paid out in cash or transferred, the Company reserves the right to agree to apply a participant's interest either as instructed by the owner or the participant, or under one of the options described under "Options in the Event of Termination of a Participant."

TERMINATION BY PARTICIPANT -- If a participant terminates an individual account, in whole or in part, while the Contract remains in effect; and the value of the terminated individual account is to be either paid in cash to the participant, or transferred to any other funding vehicle, we will pay or transfer the cash surrender value of the terminated account.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT -- If the cash value in a participant's individual account is less than the termination amount stated in the Contract, and no premium has been applied to the account for at least three years, we reserve the right to terminate that account, and to move the cash value of that participant's individual account to the owner's account.

If the plan does not allow for this movement to the owner's account, the cash value, less any applicable premium tax not previously deducted, will be paid to that participant or to the owner, as provided in the plan.

We reserve the right to terminate this Contract on any valuation date if:

     1. there is no cash value in any participant's individual account, and

     2. the cash value of the owner's account, if any, is less than $500, and

     3. the premium has not been paid for at least three years.

If this Contract is terminated, the cash value of the owner's account, if any, less any applicable premium tax not previously deducted will be paid to you.

Termination will not occur until 31 days after we have mailed notice of termination to the group contract owner or the participant, as provided in the plan, at the last known address; and to any assignee of record.

OPTIONS IN THE EVENT OF TERMINATION OF A PARTICIPANT -- In the event that, before a participant's maturity date, that participant terminates participation in the plan, the owner or that participant, as provided in the plan, with respect to that participant's interest may elect:

     1. If that participant is at least 50 years of age, to have that participant's interest applied to provide an annuity option or an income option.

     2. If the Contract is continued, to have that participant's interest applied to continue as a paid-up deferred annuity for that participant,(i.e., the cash value remains in the Contract and the annuity becomes payable under the same terms and conditions as the annuity that would have otherwise been payable at the maturity date).

     3. To have the owner or that participant, as provided in the plan, receive that participant's interest in cash.

     4. If that participant becomes a participant under another group contract of this same type which is in effect with us, to transfer that participant's interest to that group contract.

     5. To make any other arrangements as may be mutually agreed on.

If this Contract is continued, any cash value to which a terminating participant is not entitled under the plan, will be moved to the owner's account.

AUTOMATIC BENEFIT -- In the event of termination, unless otherwise provided in the Plan, a participant's interest will continue as a paid-up deferred annuity in accordance with option 2. above, if this Contract is continued. Or, if this Contract is terminated, will be paid in cash to the owner or to that participant, as provided in the plan.

ANNUITY PAYMENTS -- Termination of this Contract or the plan will not affect payments being made under any annuity option which began before the date of termination.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

Under a group Contract, the owner may, as provided for in the plan, distribute the cash value from the owner's account to one or more individual accounts. No distribution will be allowed between individual accounts.

The owner may, as required by and provided for in the plan, move the cash value from any or all individual accounts to the owner's account without a charge.

REQUIRED REPORTS

As often as required by law, but at least once in each contract year before the due date of the first annuity payment, we will furnish a report showing the number of accumulation units credited to the Contract and the corresponding accumulation unit value(s) as of the report date for each funding option to which the contract owner has allocated amounts during the applicable period. The Company will keep all records required under federal and state laws.

CHANGE OF CONTRACT

For group Contracts, the Company may, at any time, make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

Except as provided in the paragraph immediately above, no change may be made in the Contract before the fifth anniversary of the contract date, and in no event will changes be made with respect to payments being made by the Company under any annuity option which has commenced prior to the date of change. On and after the fifth anniversary of the contract date, the Company reserves the right to change the termination amount (see "Termination of Contract or Account"), the amount of certain charges and deductions, the calculation of the net investment rate and the unit values, and the annuity tables. Any change in the annuity tables will be applicable only to premiums received under the Contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the administrative charge) may be applicable to all owners' accounts and individual accounts under the Contract, to only the owners' accounts and individual accounts established after the change, or to only premiums received under the Contract after the date of change as the Company declares at the time of change. The Company will give notice to the owner at least 90 days before the date the change is to take effect.

ASSIGNMENT

The participant may not assign his or her rights under a group Contract. The owner may assign his or her rights under an individual or a group Contract if allowed by the plan.

SUSPENSION OF PAYMENTS

The Company reserves the right to suspend or postpone the date of any payment or determination of values on any business day (1) when the New York Stock Exchange ("the Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that the sale of securities held in the Separate Account may not reasonably occur or so that the Company may not reasonably determine the value the Separate Account's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. Payments from the Fixed Account may be delayed up to 6 months.

                               OTHER INFORMATION
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THE INSURANCE COMPANY

The Travelers Insurance Company is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Company is an indirect wholly owned subsidiary of Citigroup Inc. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

FINANCIAL STATEMENTS

The financial statements for the insurance company and for the separate accounts are located in the Statement of Additional Information.

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

We intend to sell the Contracts in all jurisdictions where we are licensed to do business and where the Contract is approved. Any registered representative of affiliated or independent broker-dealers who sell the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker dealers. The principal underwriter of the Contracts is our affiliate, Travelers Distribution LLC, One Tower Square, Hartford, CT.

Up-front compensation paid to sales representatives will not exceed 7% of the purchase payments made under the Contracts. If asset based compensation is paid, it will not exceed 2% of the average account value annually. In addition, Tower Square Securities, Inc., an affiliate of the Company, receives additional incentive payments from the Company relating to the sale of the

Contracts. From time to time, we may pay or permit other promotional incentives, in cash, credit or other compensation.

CONFORMITY WITH STATE AND FEDERAL LAWS

The laws of the state in which we deliver a Contract govern that Contract. Where a state has not approved a contract feature or funding option, it will not be available in that state. Any paid-up annuity, cash value or death benefits that are available under the Contract are not less than the minimum benefits required by the statutes of the state in which we delivered the Contract. We reserve the right to make any changes, including retroactive changes, in the Contract to the extent that the change is required to meet the requirements of any law or regulation issued by any governmental agency to which the Company, the Contract or the contract owner is subject.

VOTING RIGHTS

The contract owner or participant, as applicable, has certain voting rights in the funding options. The number of votes which an owner or participant, as provided in the plan, may cast in the accumulation period is equal to the number of accumulation units credited to the account under the Contract. During the annuity period, the group participant or the individual contract owner may cast the number of votes equal to (i) the reserve related to the Contract divided by
(ii) the value of an accumulation unit. During the annuity period, the voting rights of a participant or, under an individual Contract, an annuitant, will decline as the reserve for the Contract declines.

Upon the death of the person authorized to vote under the Contract, all voting rights will vest in the beneficiary of the Contract, except in the case of nonqualified individual Contracts, where the surviving spouse may succeed to the ownership.

FUND U. In accordance with our view of present applicable law, we will vote shares of the underlying funds at regular and special meetings of the shareholders of the funds in accordance with instructions received from persons having a voting interest in Fund U. We will vote shares for which we have not received instructions in the same proportion as it votes shares for which it has received instructions. However, if the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote shares of the mutual funds in our own right, we may elect to do so.

The number of shares which a person has a right to vote will be determined as of the date concurrent with the date established by the respective mutual fund for determining shareholders eligible to vote at the meeting of the fund, and voting instructions will be solicited by written communication before the meeting in accordance with the procedures established by the mutual fund.

Each person having a voting interest in Fund U will receive periodic reports relating to the fund(s) in which he or she has an interest, proxy material and a form with which to give such instructions with respect to the proportion of the fund shares held in Fund U corresponding to his or her interest in Fund U.

ACCOUNTS GIS, QB, MM, TGIS, TSB AND TAS. Contract owners participating in Accounts GIS, QB, MM, TGIS, TSB or TAS will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the owners' approval; and (vi) any other business which may properly come before the meeting. The number of votes which each contract owner or a participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

Votes for which participants under a group Contract are entitled to instruct the owner, but for which the owner has received no instructions, will be cast by the owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Company, its authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party.

THE TRAVELERS INSURANCE COMPANY

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

                             THE SEPARATE ACCOUNTS
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THE SEPARATE ACCOUNTS

Two different types of separate accounts are available to Fund the Contracts described in this prospectus. The first type, Fund U, is a unit investment trust registered with the SEC under the 1940 Act. Fund U's assets are invested exclusively in the shares of the underlying funds.

The second type of separate account available under the Contract, the "managed separate accounts," (Accounts GIS, QB, MM, TGIS, TSB and TAS) are diversified, open-end management investment companies registered with the SEC under the 1940 Act. The assets of the managed separate accounts are invested directly in securities such as stocks, bonds or money market instruments which are compatible with the stated investment policies of each separate account. Each of the separate accounts available in connection with the Contract has different investment objectives and fundamental investment policies.

The separate accounts were established on the following dates: Fund U -- May 16, 1983; Account GIS -- September 22, 1967; Account QB -- July 29, 1974; Account
MM -- December 29, 1981; Accounts TGIS and TSB -- October 30, 1986; and Account TAS -- January 2, 1987.

We hold the assets for the exclusive benefit of the owners of the separate accounts, according to the laws of the State of Connecticut. Income, gains and losses, whether or not realized, from assets allocated to the separate accounts, are in accordance with the Contracts, credited to or charged against the separate accounts without regard to other income, gains or losses of the Company. The assets held by the separate accounts are not chargeable with liabilities arising out of any other business which we may conduct. The obligations arising under the variable annuity contracts are obligations of the Company.

For each managed separate account, neither the investment objective nor the fundamental investment restrictions, as described in the SAI, can be changed without a vote of the majority of the outstanding voting securities of the Accounts, as defined by the 1940 Act.

All investment income and other distributions of the funding options are payable to the Separate Account. We reinvest all such income and/or distributions in shares of the respective funding option at net asset value.

Shares of the variable funding options are currently sold only to life insurance company separate accounts to fund variable annuity and variable life insurance contracts. Certain variable annuity separate accounts and variable life insurance separate accounts may invest in the funding options simultaneously (called "mixed" and "shared" funding). It is conceivable that in the future it may be disadvantageous to do so. Although the Company and the variable funding options do not currently foresee any such disadvantages either to variable annuity contract owners or variable life policy owners, each variable funding option's Board of Directors intends to monitor events in order to identify any material conflicts between them and to determine what action, if any, should be taken. If a Board of Directors was to conclude that separate funds should be established for variable life and variable annuity separate accounts, the variable annuity contract owners would not bear any of the related expenses, but variable annuity contract owners and variable life insurance policy owners would no longer have the economies of scale resulting from a larger combined fund.

PERFORMANCE INFORMATION

From time to time, the Company may advertise several types of historical performance for the funding options of Fund U. The Company may also advertise the standardized average annual total returns of Accounts GIS, QB, MM, TGIS, TSB, TAS and Fund U, calculated in a manner prescribed by the SEC, as well as the nonstandardized total returns, as described below.

STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to the funding option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the funding option has been in existence, if less. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for Contracts sold. Each quotation assumes a total redemption at the end of each period with the applicable withdrawal charge deducted at that time.

NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the funding options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

For funding options that were in existence before they became available under the Separate Account, the nonstandardized average annual total returns will reflect the investment performance that such funding options would have achieved (reduced by the applicable charges) had they been held under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

GENERAL. Within the guidelines prescribed by the SEC and the National Association of Securities Dealers, Inc. ("NASD"), performance information may be quoted numerically or may be presented in a table, graph or other illustration. Advertisements may include data comparing performance to well-known indices of market performance (including but not limited to, the Dow Jones Industrial Average, the Standard & Poor's (S&P) 500 Index and the S&P 400 Index, the Lehman Brothers Long T-Bond Index, the Russell 1000, 2000, and 3000 Indices, the Value Line

Index, and the Morgan Stanley Capital International's EAFE Index). Advertisements may also include published editorial comments and performance rankings compiled by independent organizations (including, but not limited to, Lipper Analytical Services, Inc. and Morningstar, Inc.) and publications that monitor the performance of the Separate Account and the variable funding options.

                           FEDERAL TAX CONSIDERATIONS
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The following general discussion of the federal income tax consequences under this Contract is not intended to cover all situations, and is not meant to provide tax advice. Because of the complexity of the law and the fact that the tax results will vary depending on many factors, you should consult your tax adviser regarding your personal situation. For your information, a more detailed tax discussion is contained in the SAI.

GENERAL TAXATION OF ANNUITIES

Congress has recognized the value of saving for retirement by providing certain tax benefits, in the form of tax deferral, for money put into an annuity. The Internal Revenue Code (Code) governs how this money is ultimately taxed, depending upon the type of contract, qualified or non-qualified, and the manner in which the money is distributed, as briefly described below.

TAX-FREE EXCHANGES: The Internal Revenue Code provides that, generally, no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract. Since different annuity contracts have different expenses, fees and benefits, a tax-free exchange could result in your investment becoming subject to higher or lower fees and/or expenses.

TYPES OF CONTRACTS: QUALIFIED OR NONQUALIFIED

If you purchase an annuity contract with proceeds of an eligible rollover distribution from any qualified employee pension plan or individual retirement annuity (IRA), your contract is referred to as a qualified contract. Some examples of qualified contracts are: IRAs, 403(b) annuities established by public school systems or certain tax-exempt organizations, corporate sponsored pension and profit-sharing plans (including 401(k) plans), Keogh Plans (for self-employed individuals), and certain other qualified deferred compensation plans. An exception to this is a qualified plan called a Roth IRA. Under Roth IRAs, after-tax contributions accumulate until maturity, when amounts (including earnings) may be withdrawn tax-free. The rights and benefits under a qualified contract may be limited by the terms of the retirement plan, regardless of the terms and conditions of the contract. If you purchase the contract on an individual basis with after-tax dollars and not under one of the programs described above, your contract is referred to as nonqualified.

NONQUALIFIED ANNUITY CONTRACTS

As the owner of a nonqualified annuity, you do not receive any tax benefit (deduction or deferral of income) on purchase payments, but you will not be taxed on increases in the value of your contract until a distribution occurs -- either as a withdrawal (distribution made prior to the maturity date), or as annuity payments. When a withdrawal is made, you are taxed on the amount of the withdrawal that is considered earnings. Similarly, when you receive an annuity payment, part of each payment is considered a return of your purchase payments and will not be taxed. The remaining portion of the annuity payment (i.e., any earnings) will be considered ordinary income for tax purposes.

If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), increases in the value of the contract attributable to purchase payments made after February 28,

1986 are includible in income annually. Furthermore, for contracts issued after April 22, 1987, if you transfer the contract without adequate consideration all deferred increases in value will be includible in your income at the time of the transfer.

If you make a partial withdrawal, this money will generally be taxed as first coming from earnings, (income in the contract), and then from your purchase payments. These withdrawn earnings are includible in your income. (See "Penalty Tax for Premature Distributions" below.) There is income in the contract to the extent the contract value exceeds your investment in the contract. The investment in the contract equals the total purchase payments you paid less any amount received previously which was excludible from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

Federal tax law requires that nonqualified annuity contracts meet minimum mandatory distribution requirements upon the death of the contract owner, including the first of joint owners. If these requirements are not met, the contract will not be treated as an annuity contract for Federal income tax purposes and earnings under the contract will be taxable currently, not when distributed. The distribution required depends, among other things, upon whether an annuity option is elected or whether the new contract owner is the surviving spouse. We will administer Contracts in accordance with these rules and we will notify you when you should begin receiving payments. There is a more complete discussion of these rules in the SAI.

QUALIFIED ANNUITY CONTRACTS

Under a qualified annuity, since amounts paid into the contract have generally not yet been taxed, the full amount of all distributions, including lump-sum withdrawals and annuity payments, are generally taxed at the ordinary income tax rate unless the distribution is transferred to an eligible rollover account or contract. The Contract is available as a vehicle for IRA rollovers and for other qualified contracts. There are special rules which govern the taxation of qualified contracts, including withdrawal restrictions, requirements for mandatory distributions, and contribution limits. We have provided a more complete discussion in the SAI.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

Taxable distributions taken before the contract owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the contract owner. Other exceptions may be available in certain qualified plans.

DIVERSIFICATION REQUIREMENTS FOR VARIABLE ANNUITIES

The Code requires that any nonqualified variable annuity contracts based on a separate account shall not be treated as an annuity for any period if investments made in the account are not adequately diversified. Final tax regulations define how separate accounts must be diversified. The Company monitors the diversification of investments constantly and believes that its accounts are adequately diversified. The consequence of any failure to diversify is essentially the loss to the contract owner of tax deferred treatment. The Company intends to administer all contracts subject to this provision of law in a manner that will maintain adequate diversification.

OWNERSHIP OF THE INVESTMENTS

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying separate account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options, have not been addressed in public rulings. While we believe that the Contract does not give the contract owner investment control over separate account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the separate account assets supporting the Contract.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the calendar year in which an IRA owner attains age 70 1/2. Participants in qualified plans and 403(b) annuities may defer minimum distributions until the later of April 1st of the calendar year following the calendar year in which they attain age 70 1/2 or the year of retirement. Distributions must begin or be continued according to required patterns following the death of the contract owner or annuitant of both qualified and nonqualified annuities.

TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an owner or annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract; of (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

                           MANAGED SEPARATE ACCOUNTS
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As described earlier in this prospectus, there are various funding options available to you under your Universal Annuity Contract. You may select from several variable funding options, which are described in detail in separate prospectuses. In addition, you may choose to invest in one or more of the managed separate accounts (the "Accounts") also offered through your Contract. Detailed information regarding these Accounts such as investment objectives, investment techniques, risk factors and management of the Accounts, is provided below. Not all funding options or Accounts may be available to you. Please refer to your Contract. There can be no assurance that the Accounts' investment objectives will be achieved.

                 THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)
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INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGER:  Sandip Bhagat

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS:  Common stock of large U.S. companies.

SELECTION PROCESS: Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

        - fixed-income securities such as bonds and notes, including U.S. Government securities;

        - exchange-traded stock index futures

        - covered call options, put options

        - foreign securities

For a complete list of all investments available to Account GIS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investments of Account GIS, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities;

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

     7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

                       THE TRAVELERS QUALITY BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT QB)
--------------------------------------------------------------------------------

INVESTMENT ADVISER:  TAMIC

PORTFOLIO MANAGER:  F. Denney Voss

INVESTMENT OBJECTIVE: Current income, moderate capital volatility and total return.

KEY INVESTMENTS:  Investment grade debt securities and money market instruments.

SELECTION PROCESS: The adviser expects that the Fund's investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account's total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

          - treasury bills

          - repurchase agreements

          - commercial paper

          - certificates of deposit

          - banker's acceptances

          - bonds, notes, debentures

          - convertible securities

          - when-issued securities

          - interest rate future contracts

For a complete list of all investments available to Account QB, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investments of Account QB, please refer to the "Investments, Practices and Risks" section of this prospectus.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

     1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interests in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

                       THE TRAVELERS MONEY MARKET ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT MM)
--------------------------------------------------------------------------------

INVESTMENT ADVISER:  TAMIC

PORTFOLIO MANAGER:  Emil J. Molinaro, Jr.

INVESTMENT OBJECTIVE: Preservation of capital, a high degree of liquidity and high current income.

KEY INVESTMENTS:  Money market instruments.

SELECTION PROCESS: The Account is a "money market" Account that invests in high quality U.S. dollar denominated money market instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. Eligible securities must have a remaining maturity of 13 months or less (subject to certain exceptions). The Account's manager selects from the following or other similar investments, as described in the "Investments at a Glance" table at the end of this section and in the SAI.

COMMERCIAL PAPER AND
SHORT-TERM CORPORATE DEBT      Commercial paper is short-term unsecured
                               promissory notes issued by corporations to finance their short-term credit needs. Commercial paper is usually sold at a discount and is issued with a maturity of not more than 9 months.
                               Short-term corporate debt that the Fund may purchase includes notes and bonds issued by corporations to finance longer-term credit needs.
                               These debt securities are issued with maturities of more than 9 months. The Account may purchase short-term corporate debt with a remaining maturity of 397 days or less at the time of purchase.

U.S. GOVERNMENT MONEY MARKET
SECURITIES                     These are short-term debt instruments issued or
                               guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency's right to borrow from the U.S.
                               Treasury under certain circumstances. Other U.S.
                               government securities, such as those issued by the Federal Farm Credit Banks Funding
                               Corporation, are supported only by the credit of the entity that issued them.

CREDIT AND LIQUIDITY
ENHANCEMENTS                   Enhancements include letters of credit,
                               guarantees, puts and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. Credit and liquidity enhancements are designed to enhance the credit quality of an instrument to eligible security status. However, they expose the Fund to the credit risk of the entity providing the credit or liquidity enhancement. Changes in the credit quality of the provider could affect the value of the security and the Fund's share price.

PUT FEATURES                   Entitle the holder to put or sell a security back
                               to the issuer or another party who issued the put. Demand features, standby commitments, and tender options are types of put features. In exchange for getting the put, the Fund may accept a lower rate of interest. The Fund evaluates the credit quality of the put provider as well as the issuer, if a different party. The put provider's creditworthiness affects the credit quality of the investment.

VARIABLE AND FLOATING RATE
SECURITIES                     Have interest rates that adjust periodically,
                               which may be either at specific intervals or whenever an external benchmark rate changes.
                               Interest-rate adjustments are designed to help maintain a stable price for the security.

REPURCHASE AGREEMENTS          These agreements permit the Account to buy a
                               security at one price and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

RISK FACTORS

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account's securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account's investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

Account investments may be unprofitable in a time of sustained high inflation. In addition, the Account's investments in certificates of deposit issued by U.S. branches of foreign banks and foreign branches of U.S. banks involve somewhat more risk, but also more potential reward, than investments in comparable domestic obligations.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account MM permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, Account MM may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account MM's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account MM as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account MM's assets.

              THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT
                     FOR VARIABLE ANNUITIES (ACCOUNT TGIS)
--------------------------------------------------------------------------------

INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGERS:  Sandip Bhagat

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS:  Common stock of large U.S. companies.

SELECTION PROCESS: Account TGIS invests primarily in stocks of large U.S. companies representing a wide range of industries, while maintaining a highly marketable portfolio in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account TGIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account TGIS will also use exchange-traded financial futures contracts to facilitate market-timed moves, and as a hedge to protect against changes in stock prices or interest rates. Account TGIS, to a lesser extent, may invest in other securities. These additional investments include, but are not limited to, the following:

        - fixed-income securities such as bonds and notes;

        - including U.S. Government securities

        - covered call options, put options

        - foreign securities

For a complete list of all investments available to Account TGIS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account TGIS is most subject to equities risk and market-timing risk. For a complete discussion of these and other risks carried by the investments of Account GIS, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TGIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TGIS are the same as Account GIS. (See "Account GIS -- Fundamental Investment Policies.")

                  THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TSB)
--------------------------------------------------------------------------------

INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGER:  Emil Molinaro, Jr.

INVESTMENT OBJECTIVE: High current income with limited price volatility while maintaining a high degree of liquidity.

KEY INVESTMENTS:  High quality fixed-income securities.

SELECTION PROCESS: The Account invests in high quality U.S. dollar denominated instruments. High quality instruments generally are rated in the highest rating category by national rating agencies or are deemed comparable. The weighted average maturity of the portfolio is not expected to exceed 9 months. The Account's manager selects from the following or other similar investments, as described in the "Investments at a Glance" table at the end of this section and in the SAI.

COMMERCIAL PAPER AND
SHORT-TERM CORPORATE DEBT      Commercial paper is short-term unsecured
                               promissory notes issued by corporations to finance their short-term credit needs. Commercial
                               Paper is usually sold at a discount and is issued with a maturity of not more than 9 months.
                               Short-term corporate debt that the Fund may purchase includes notes and bonds rated at least
                               AA with final maturities of 18 months or less at time of purchase.

U.S. GOVERNMENT SECURITIES     These are short-term debt instruments issued or
                               guaranteed by the U.S. Government or its agencies, instrumentalities or government-sponsored enterprises. The full faith and credit of the United States does not back all U.S. Government securities. For example, securities issued by Fannie Mae are supported by that agency's right to borrow from the U.S.
                               Treasury under certain circumstances. Other U.S.
                               Government securities, such as those issued by the Federal Farm Credit Banks Funding
                               Corporation, are supported only by the credit of the entity that issued them.

REPURCHASE AGREEMENTS          Permit the Account to buy a security at one price
                               and, at the same time, agree to sell it back at a higher price. Delays or losses to the Account could result if the other party to the agreement defaults or becomes insolvent.

RISK FACTORS

Corporate debt securities held by the Account may be subject to several types of investment risk, including market or interest-rate risk. This risk relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which, in turn, relates to the ability of the issuer to make timely interest payments and to repay the principal at maturity. Short-term corporate debt is less subject to market or interest-rate risk than longer-term corporate debt. Certain corporate debt securities may be subject to call or income risk. This risk appears during periods of falling interest rates and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity.

Because interest rates on money market instruments fluctuate in response to economic factors, rates on the Account's short-term investments and the daily dividends paid to its shareholders will vary, rising or falling with short-term interest rates generally. Yields from short-term securities may be lower than yields from longer-term securities. Also, the value of the Account's securities generally varies inversely with interest rates, the amount of outstanding debt and other factors. This means that the value of the Account's investments usually increases as short-term interest rates fall and decreases as short-term interest rates rise.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TSB permit it to:

     1. invest up to 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of this restriction;

     2. invest up to 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     3. acquire up to 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     4. borrow money from banks on a temporary basis in an aggregate amount not to exceed one third of Account TSB's assets (including the amount borrowed); and

     5. pledge, hypothecate or transfer, as security for indebtedness, any securities owned or held by Account TSB as may be necessary in connection with any borrowing mentioned above and in an aggregate amount of up to 5% of Account TSB's assets.

                  THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT TAS)
--------------------------------------------------------------------------------

INVESTMENT ADVISER:  TIMCO

PORTFOLIO MANAGER:  Sandip Bhagat

INVESTMENT OBJECTIVE:  Growth of capital

KEY INVESTMENTS:  Common stock of mid-size U.S. companies

SELECTION PROCESS: In selecting investments for the portfolio, TIMCO identifies stocks which appear to be undervalued. A computer model reviews over one thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index.

Computer-aided analysis may also be used to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account TAS may invest in smaller or larger companies without limitation. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

- convertible securities                          - illiquid securities
- rights and warrants                             - money market instruments
- foreign securities                              - call or put options

In addition, Account TAS will use exchange-traded futures contracts to facilitate market-timed moves. For a complete list of all investments available to Account TAS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account TAS is most subject to equities risk, including smaller companies risk, and market-timing risk. For a complete discussion of these types of risk as well as other risks carried by the investments of Account TAS, please refer to the "Investments, Practices and Risks" Section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account TAS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account TAS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer;

     2. borrow money from banks in amounts of up to 10% of its assets, but only as a temporary measure for emergency or extraordinary purposes;

     3. pledge up to 10% of its assets to secure borrowings;

     4. invest up to 25% of its assets in the securities of issuers in the same industry; and

     5. invest up to 10% of its assets in repurchase agreements maturing in more than seven days and securities for which market quotations are not readily available.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                            INVESTMENTS AT A GLANCE
--------------------------------------------------------------------------------

Each Account invests in various instruments subject to its particular investment policies. The Accounts invest in some or all of the following, as indicated below. These techniques and practices are described together with their risks, in the SAI.


---------------------------------------------------------------------------------------------------------------------------------
  INVESTMENT TECHNIQUES                                       GIS          MM          QB         TAS        TGIS         TSB
---------------------------------------------------------------------------------------------------------------------------------
 Affiliated Bank Transactions
---------------------------------------------------------------------------------------------------------------------------------
 American Depositary Receipts                                   X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Asset-Backed Mortgage Securities                               X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Bankers Acceptances                                            X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Buying Put and Call Options                                    X                                   X           X
---------------------------------------------------------------------------------------------------------------------------------
 Certificates of Deposit                                        X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Commercial Paper                                               X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Convertible Securities                                         X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Corporate Asset-Backed Securities                              X                       X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Debt Securities                                                X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Market Securities
---------------------------------------------------------------------------------------------------------------------------------
 Equity Securities                                              X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Floating & Variable Rate Instruments                           X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Foreign Securities                                             X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Forward Contracts on Foreign Currency
---------------------------------------------------------------------------------------------------------------------------------
 Futures Contracts                                              X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Illiquid Securities                                            X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Indexed Securities                                                                     X                       X           X
---------------------------------------------------------------------------------------------------------------------------------
 Index Futures Contracts                                        X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Investment Company Securities
---------------------------------------------------------------------------------------------------------------------------------
 Investment in Unseasoned Companies                             X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Lending Portfolio Securities
---------------------------------------------------------------------------------------------------------------------------------
 Letters of Credit                                              X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Loan Participations
---------------------------------------------------------------------------------------------------------------------------------
 Money Market Instruments                                       X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Options on Foreign Currencies
---------------------------------------------------------------------------------------------------------------------------------
 Options on Index Futures Contracts                             X                       X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Options on Stock Indices                                       X                                               X
---------------------------------------------------------------------------------------------------------------------------------
 Other Direct Indebtedness                                                  X
---------------------------------------------------------------------------------------------------------------------------------
 Real Estate-Related Instruments                                X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Repurchase Agreements                                          X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Reverse Repurchase Agreements                                  X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Short Sales "Against the Box"
---------------------------------------------------------------------------------------------------------------------------------
 Short-Term Money Market Instruments                            X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Swap Agreements
---------------------------------------------------------------------------------------------------------------------------------
 Temporary Bank Borrowing                                       X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 U.S. Government Securities                                     X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Variable Amount Master Demand Notes                            X           X           X           X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 When-Issued and Delayed Delivery Securities                    X                       X           X           X
---------------------------------------------------------------------------------------------------------------------------------
 Writing Covered Call Options                                   X                                   X           X
---------------------------------------------------------------------------------------------------------------------------------

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                                                        APPENDIX
A
                     CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------

               THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                        ACCUMULATION UNIT VALUES

                                              2000                   1999                   1998                  1997
                                       -------------------    -------------------    -------------------    -----------------
                                          Q          NQ          Q          NQ          Q          NQ          Q         NQ
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND* (12/87)
 Unit Value at beginning of year...    $  9.148    $ 9.487    $  6.033    $ 6.257    $  3.779    $ 3.920    $ 3.034    $3.146
 Unit Value at end of year.........       7.058      7.319       9.148      9.487       6.033      6.257      3.779     3.920
 Number of units outstanding at end
   of year (thousands).............     136,178     12,231     131,075     11,805     104,732     11,574     84,250     9,791
HIGH YIELD BOND TRUST (1/88)
 Unit Value at beginning of year...    $  3.539    $ 3.576    $  3.432    $ 3.468    $  3.261    $ 3.295    $ 2.833    $2.863
 Unit Value at end of year.........       3.530      3.566       3.539      3.576       3.432      3.468      3.261     3.295
 Number of units outstanding at end
   of year (thousands).............       5,541        763       6,319        898       6,959      1,011      6,673       973
MANAGED ASSETS TRUST (12/87)
 Unit Value at beginning of year...    $  5.033    $ 5.417    $  4.462    $ 4.802    $  3.720    $ 4.004    $ 3.105    $3.342
 Unit Value at end of year.........       4.890      5.264       5.033      5.417       4.462      4.802      3.720     4.004
 Number of units outstanding at end
   of year (thousands).............      50,788      5,690      54,963      6,248      53,900      5,958     53,841     5,164

                                           1996
                                     -----------------
                                        Q         NQ
-----------------------------------  -----------------
CAPITAL APPRECIATION FUND* (12/87)
 Unit Value at beginning of year...  $ 2.396    $2.485
 Unit Value at end of year.........    3.034     3.146
 Number of units outstanding at end
   of year (thousands).............   64,294     7,828
HIGH YIELD BOND TRUST (1/88)
 Unit Value at beginning of year...  $ 2.472    $2.498
 Unit Value at end of year.........    2.833     2.863
 Number of units outstanding at end
   of year (thousands).............    5,312       657
MANAGED ASSETS TRUST (12/87)
 Unit Value at beginning of year...  $ 2.763    $2.975
 Unit Value at end of year.........    3.105     3.342
 Number of units outstanding at end
   of year (thousands).............   55,055     4,632

                                             1995                 1994                 1993                 1992}           1991
                                       -----------------    -----------------    -----------------    -----------------    -------
                                          Q         NQ         Q         NQ         Q         NQ         Q         NQ         Q
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...    $ 1.779    $1.845    $ 1.892    $1.962    $ 1.665    $1.727    $ 1.433    $1.487    $ 1.075
 Unit Value at end of year.........      2.396     2.485      1.779     1.845      1.892     1.962      1.665     1.727      1.433
 Number of units outstanding at end
   of year (thousands).............     45,979     4,415     40,160     3,605     30,003     2,825     16,453     1,020     12,703
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...    $ 2.167    $2.189    $ 2.222    $2.245    $ 1.974    $1.994    $ 1.767    $1.785    $ 1.418
 Unit Value at end of year.........      2.472     2.498      2.167     2.189      2.222     2.245      1.976     1.994      1.767
 Number of units outstanding at end
   of year (thousands).............      4,592       498      4,708       585      5,066       603      4,730       428      4,018
MANAGED ASSETS TRUST
 Unit Value at beginning of year...    $ 2.201    $2.369    $ 2.281    $2.455    $ 2.111    $2.273    $ 2.034    $2.189    $ 1.691
 Unit Value at end of year.........      2.763     2.975      2.201     2.369      2.281     2.455      2.111     2.273      2.034
 Number of units outstanding at end
   of year (thousands).............     57,020     4,114     58,355     4,813     63,538     4,490     65,926     4,120     58,106

                                      1991
                                     ------
                                       NQ
-----------------------------------  ------
CAPITAL APPRECIATION FUND*
 Unit Value at beginning of year...  $1.114
 Unit Value at end of year.........   1.487
 Number of units outstanding at end
   of year (thousands).............     887
HIGH YIELD BOND TRUST
 Unit Value at beginning of year...  $1.433
 Unit Value at end of year.........   1.785
 Number of units outstanding at end
   of year (thousands).............     344
MANAGED ASSETS TRUST
 Unit Value at beginning of year...  $1.821
 Unit Value at end of year.........   2.189
 Number of units outstanding at end
   of year (thousands).............   3,359

 Q = Qualified
NQ = NonQualified
The financial statements of Fund U are contained in the Annual Report which should be read along with this information and which is incorporated by reference into the SAI. The consolidated financial statements of The Travelers Insurance Company and Subsidiaries are contained in the SAI.
* Prior to May 1, 1994, the Capital Appreciation Fund was known as the Aggressive Stock Trust.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                            ACCUMULATION UNIT VALUES

                                   2000       1999       1998       1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND (1/92)
  Unit Value at beginning of
    year.......................  $  3.704   $  3.110   $  2.456   $  1.870   $  1.546   $  1.144   $  1.148   $  1.064   $  1.000
  Unit Value at end of year....     3.319      3.704      3.110      2.456      1.870      1.546      1.144      1.148      1.064
  Number of units outstanding
    at end of year.............   167,538    168,819    147,531    109,317     66,098     43,247     31,600     26,789      2,089
AMERICAN ODYSSEY FUNDS, INC.
  CORE EQUITY FUND (6/93)*
  Unit Value at beginning of
    year.......................  $  2.408   $  2.445   $  2.143   $  1.647   $  1.354   $   .990   $  1.012   $  1.000         --
  Unit Value at end of year....     2.022      2.408      2.445      2.143      1.647      1.354       .990      1.012         --
  Number of units outstanding
    at end of year.............   172,084    176,542    187,872    185,895    170,552    137,330    100,082     37,136         --
  EMERGING OPPORTUNITIES FUND (5/93)*
  Unit Value at beginning of
    year.......................  $  1.877   $  1.390   $  1.541   $  1.460   $  1.526   $  1.168   $  1.079   $  1.000         --
  Unit Value at end of year....     2.041      1.877      1.390      1.541      1.460      1.526      1.168      1.079         --
  Number of units outstanding
    at end of year.............   143,473    181,955    187,717    162,146    122,877    103,815     73,838     27,011         --
  GLOBAL HIGH-YIELD BOND FUND** (5/93)*++
  Unit Value at beginning of
    year.......................  $  1.229   $  1.125   $  1.183   $  1.129   $  1.102   $  1.006   $  1.020   $  1.000         --
  Unit Value at end of year....     1.167      1.229      1.125      1.183      1.129      1.102      1.006      1.020         --
  Number of units outstanding
    at end of year.............    65,149     70,729     70,747     48,929     44,077     24,416     17,611      8,201         --
  INTERMEDIATE-TERM BOND FUND (6/93)*++
  Unit Value at beginning of
    year.......................  $  1.320   $  1.317   $  1.229   $  1.157   $  1.128   $   .993   $  1.035   $  1.000         --
  Unit Value at end of year....     1.389      1.320      1.317      1.229      1.157      1.128       .993      1.035         --
  Number of units outstanding
    at end of year.............    75,053     87,217     93,456     86,914     78,211     68,878     50,403     19,564         --
  INTERNATIONAL EQUITY FUND (5/93)*
  Unit Value at beginning of
    year.......................  $  2.364   $  1.806   $  1.592   $  1.534   $  1.274   $  1.084   $  1.180   $  1.000         --
  Unit Value at end of
    period.....................     2.147      2.364      1.806      1.592      1.534      1.274      1.084      1.180         --
  Number of units outstanding
    at end of year.............   124,882    147,994    161,690    143,959    121,896     70,364     47,096     16,944         --
  LONG-TERM BOND FUND (6/93)*
  Unit Value at beginning of
    year.......................  $  1.398   $  1.456   $  1.352   $  1.221   $  1.221   $   .990   $  1.085   $  1.000         --
  Unit Value at end of year....     1.551      1.398      1.456      1.352      1.221      1.221       .990      1.085         --
  Number of units outstanding
    at end of year.............   144,751    163,822    170,067    159,728    137,075    101,376     70,928     25,467         --
DREYFUS VARIABLE INVESTMENT FUND
  SMALL CAP PORTFOLIO (5/98)
  Unit Value at beginning of
    year.......................  $  1.046   $  0.860   $  1.000         --         --         --         --         --         --
  Unit Value at end of year....     1.171      1.046      0.860         --         --         --         --         --         --
  Number of units outstanding
    at end of year.............    30,293      8,737      4,815         --         --         --         --         --         --
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
  TEMPLETON ASSET STRATEGY FUND (1/92) (CLASS 1)
  Unit Value at beginning of
    year.......................  $  2.640   $  2.176   $  2.070   $  1.815   $  1.546   $  1.277   $  1.333   $  1.070   $  1.000
  Unit Value at end of year....     2.615      2.640      2.176      2.070      1.815      1.546      1.277      1.333      1.070
  Number of units outstanding
    at end of year.............    76,625     88,551    105,824    124,603    113,809    107,460    103,407     51,893     13,888
  TEMPLETON GLOBAL INCOME SECURITIES FUND (1/92)
    (CLASS 1)+
  Unit Value at beginning of
    year.......................  $  1.345   $  1.447   $  1.367   $  1.351   $  1.250   $  1.101   $  1.172   $  1.065   $  1.000
  Unit Value at end of year....     1.399      1.345      1.447      1.367      1.351      1.250      1.101      1.172      1.065
  Number of units outstanding
    at end of year.............     6,528      7,676      9,863     10,502     10,260     10,527     10,186      8,014      3,477

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                   2000       1999       1998       1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CONTINUED)
TEMPLETON GROWTH SECURITIES FUND (1/92) (CLASS 1)
  Unit Value at beginning of
    year.......................  $  2.819   $  2.211   $  2.211   $  2.001   $  1.655   $  1.338   $  1.385   $  1.047   $  1.000
  Unit Value at end of year....     2.990      2.819      2.211      2.211      2.001      1.655      1.338      1.385      1.047
  Number of units outstanding
    at end of year.............   132,342    144,148    164,479    180,876    154,614    122,937    101,462     43,847     10,433
TRAVELERS SERIES FUND, INC.
  ALLIANCE GROWTH PORTFOLIO (2/95)
  Unit Value at beginning of
    year.......................  $  3.480   $  2.664   $  2.091   $  1.640   $  1.284   $  1.000         --         --         --
  Unit Value at end of year....     2.810      3.480      2.664      2.091      1.640      1.284         --         --         --
  Number of units outstanding
    at end of year.............    45,021     37,608     31,613     19,535     10,809      2,498         --         --         --
  INVESCO STRATEGIC INCOME PORTFOLIO (3/95)+
  Unit Value at beginning of
    year.......................  $  1.403   $  1.446   $  1.487   $  1.402   $  1.195   $  1.000         --         --         --
  Unit Value at end of year....     1.464      1.403      1.446      1.487      1.402      1.195         --         --         --
  Number of units outstanding
    at end of year.............       205        193        240        222        242        162         --         --         --
  MFS TOTAL RETURN PORTFOLIO (2/95)
  Unit Value at beginning of
    year.......................  $  1.822   $  1.798   $  1.630   $  1.362   $  1.205   $  1.000         --         --         --
  Unit Value at end of
    period.....................     2.099      1.822      1.798      1.630      1.362      1.205         --         --         --
  Number of units outstanding
    at end of year.............    24,307     23,142     22,751     14,655      7,302      2,734         --         --         --
  PUTNAM DIVERSIFIED INCOME PORTFOLIO (3/95)+
  Unit Value at beginning of
    year.......................  $  1.273   $  1.275   $  1.282   $  1.206   $  1.128   $  1.000         --         --         --
  Unit Value at end of year....     1.252      1.273      1.275      1.282      1.206      1.128         --         --         --
  Number of units outstanding
    at end of year.............     5,639      6,580      7,549      5,171      2,375        774         --         --         --
  SMITH BARNEY HIGH INCOME PORTFOLIO (3/95)*+
  Unit Value at beginning of
    year.......................  $  1.419   $  1.400   $  1.412   $  1.256   $  1.124   $  1.000         --         --         --
  Unit Value at end of year....     1.289      1.419      1.400      1.412      1.256      1.124         --         --         --
  Number of units outstanding
    at end of year.............     2,505      2,379      2,256      1,307        553        138         --         --         --
  SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO
    (2/95)*+
  Unit Value at beginning of
    year.......................  $  2.332   $  1.408   $  1.339   $  1.321   $  1.137   $  1.000         --         --         --
  Unit Value at end of year....     1.755      2.332      1.408      1.339      1.321      1.137         --         --         --
  Number of units outstanding
    at end of year.............    19,849     11,829      8,376      7,634      5,777        593         --         --         --
  SMITH BARNEY LARGE CAP VALUE PORTFOLIO (2/95)+
  Unit Value at beginning of
    year.......................  $  1.975   $  1.999   $  1.843   $  1.474   $  1.246   $  1.000         --         --         --
  Unit Value at end of year....     2.207      1.975      1.999      1.843      1.474      1.246         --         --         --
  Number of units outstanding
    at end of year.............    12,672     13,365     13,038     10,871      6,133      1,747         --         --         --
TRAVELERS SERIES TRUST
  DISCIPLINED MID CAP STOCK PORTFOLIO (5/98)
  Unit Value at beginning of
    year.......................  $  1.165   $  1.040   $  1.000         --         --         --         --         --         --
  Unit Value at end of year....     1.342      1.165      1.040         --         --         --         --         --         --
  Number of units outstanding
    at end of year.............    20,157      2,429      1,388         --         --         --         --         --         --
  SOCIAL AWARENESS STOCK PORTFOLIO (5/92)
  Unit Value at beginning of
    year.......................  $  3.251   $  2.842   $  2.176   $  1.731   $  1.461   $  1.109   $  1.153   $  1.086   $  1.000
  Unit Value at end of year....     3.195      3.251      2.842      2.176      1.731      1.461      1.109      1.153      1.086
  Number of units outstanding
    at end of year.............    17,315     17,999     13,305      9,539      6,355      4,841      3,499      2,920      1,332

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                  THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                      ACCUMULATION UNIT VALUES (CONTINUED)

                                   2000       1999       1998       1997       1996       1995       1994       1993       1992
---------------------------------------------------------------------------------------------------------------------------------
TRAVELERS SERIES TRUST (CONTINUED)
U.S. GOVERNMENT SECURITIES PORTFOLIO (1/92)
  Unit Value at beginning of
    year.......................     1.517   $  1.602   $  1.472   $  1.323   $  1.321   $  1.074   $  1.153   $  1.066   $  1.000
  Unit Value at end of year....     1.714      1.517      1.602      1.472      1.323      1.321      1.074      1.153      1.066
  Number of units outstanding
    at end of year.............    24,810     27,101     36,339     22,809     19,054     21,339     22,709     22,142      8,566
  UTILITIES PORTFOLIO (2/94)
  Unit Value at beginning of
    year.......................     1.943   $  1.969   $  1.686   $  1.363   $  1.284   $  1.005   $  1.000         --         --
  Unit Value at end of year....     2.384      1.943      1.969      1.686      1.363      1.284      1.005         --         --
  Number of units outstanding
    at end of year.............    16,839     15,035     16,378     12,539     13,258     11,918      5,740         --         --
VARIABLE INSURANCE PRODUCTS FUND (FIDELITY)
  EQUITY-INCOME PORTFOLIO (7/93)
  Unit Value at beginning of
    year.......................     2.452   $  2.335   $  2.118   $  1.674   $  1.484   $  1.112         --         --         --
  Unit Value at end of year....     2.626      2.452      2.335      2.118      1.674      1.484         --         --         --
  Number of units outstanding
    at end of year.............   174,162    216,708    243,964    237,050    205,636    153,463         --         --         --
  GROWTH PORTFOLIO (1/92)
  Unit Value at beginning of
    year.......................     4.117   $  3.033   $  2.201   $  1.805   $  1.594   $  1.192         --         --         --
  Unit Value at end of year....     3.619      4.117      3.033      2.201      1.805      1.594         --         --         --
  Number of units outstanding
    at end of year.............   285,711    301,815    295,980    289,002    274,892    229,299         --         --         --
  HIGH INCOME PORTFOLIO (2/92)
  Unit Value at beginning of
    year.......................     2.071   $  1.939   $  2.052   $  1.766   $  1.568   $  1.316         --         --         --
  Unit Value at end of year....     1.585      2.071      1.939      2.052      1.766      1.568         --         --         --
  Number of units outstanding
    at end of year.............    35,414     43,922     49,347     48,895     40,309     32,601         --         --         --
VARIABLE INSURANCE PRODUCTS FUND II (FIDELITY) (1/92)
  ASSET MANAGER PORTFOLIO
  Unit Value at beginning of
    year.......................     2.343   $  2.135   $  1.879   $  1.577   $  1.394   $  1.207      1.301      1.088      1.000
  Unit Value at end of year....     2.223      2.343      2.135      1.879      1.577      1.394      1.207      1.301      1.088
  Number of units outstanding
    at end of year.............   162,774    193,549    226,655    240,064    249,050    270,795    282,474    162,413     30,207

*  Fund's name has changed. Refer to prospectus for new fund name.

+  No longer available to new Contract Owners.

++ Fund is closed.

Date next to each fund's name reflects date money first came into the fund through the Separate Account. Funds not listed were not yet available as of December 31, 2000. The financial statements of Fund U and the consolidated financial statements of The Travelers Insurance Company are contained in the SAI.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account GIS's Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983   2000      1999      1998      1997      1996      1995      1994      1993      1992
----------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...                $  .232   $  .256   $  .234   $  .228   $  .212   $  .205   $  .189   $  .184   $  .188
 Operating expenses...                        .416      .385      .303      .228      .175      .140      .115      .106      .098
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
 Net investment income (loss)...             (.184)    (.129)    (.069)     .000      .037      .065      .074      .078      .090
 Unit Value at beginning of year...         23.436    19.253    14.955    11.371     9.369     6.917     7.007     6.507     6.447
 Net realized and change in unrealized
   gains (losses)...                        (2.754)    4.312     4.367     3.584     1.965     2.387     (.164)     .422     (.030)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
 Unit Value at end of year...              $20.498   $23.436   $19.253   $14.955   $11.371   $ 9.369   $ 6.917   $ 7.007   $ 6.507
                                           =======   =======   =======   =======   =======   =======   =======   =======   =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $ (2.94)  $  4.18   $  4.30   $  3.58   $  2.00   . $2.45   $  (.09)  $   .50   $   .06
 Ratio of operating expenses to average
   net assets...                              1.85%     1.85      1.81%     1.70%     1.70%     1.70%     1.65%     1.57%     1.58%
 Ratio of net investment income (loss) to
   average net assets...                      (.82)%    (.62)     (.41)%     .00%      .36%      .79%     1.05%     1.15%     1.43%
 Number of units outstanding at end of
   year (thousands)...                      29,879    32,648    32,051    29,545    27,578    26,688    26,692    28,497    29,661
 Portfolio turnover rate...                     52%       47%       50%       64%       85%       96%      103%       81%      189%
CONTRACTS ISSUED PRIOR TO MAY 16, 1983     1991      1999      1998      1997      1996      1995      1994      1993      1992
--------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...                $  .242   $  .267   $  .243   $  .233   $  .216   $  .208   $  .192   $  .189   $  .192
 Operating expenses...                        .376      .347      .272      .201      .154      .123      .100      .092      .085
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
 Net investment income (loss)...             (.134)    (.080)    (.029)     .032      .062      .085      .092      .097      .107
 Unit Value at beginning of year...         24.427    20.017    15.510    11.763     9.668     7.120     7.194     6.664     6.587
 Net realized and change in unrealized
   gains (losses)...                        (2.875)    4.490     4.536     3.715     2.033     2.463     (.166)     .433     (.030)
                                           -------   -------   -------   -------   -------   -------   -------   -------   -------
 Unit Value at end of year...              $21.418    24.427   $20.017   $15.510   $11.763   $ 9.668   $ 7.120   $ 7.194   $ 6.664
                                           =======   =======   =======   =======   =======   =======   =======   =======   =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $ (3.01)  $  4.41   $  4.51   $  3.75   $  2.10   $  2.55   $  (.07)  $   .53   $   .08
 Ratio of operating expenses to average
   net assets...                              1.60%     1.60%     1.56%     1.45%     1.45%     1.45%     1.41%     1.33%     1.33%
 Ratio of net investment income (loss) to
   average net assets...                      (.57)%    (.37)%    (.16)%     .24%      .60%     1.02%     1.30%     1.40%     1.67%
 Number of units outstanding at end of
   year (thousands)...                      11,413    12,646    13,894    15,194    16,554    17,896    19,557    21,841    22,516
 Portfolio turnover rate...                     52%       47%       50%       64%       85%       96%      103%       81%      189%

SELECTED PER UNIT DATA
 Total investment income...                $  .198
 Operating expenses...                        .091
                                           -------
 Net investment income (loss)...              .107
 Unit Value at beginning of year...          5.048
 Net realized and change in unrealized
   gains (losses)...                         1.292
                                           -------
 Unit Value at end of year...              $ 6.447
                                           =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $  1.40
 Ratio of operating expenses to average
   net assets...                              1.58%
 Ratio of net investment income (loss) to
   average net assets...                      1.86%
 Number of units outstanding at end of
   year (thousands)...                      26,235
 Portfolio turnover rate...                    319%
SELECTED PER UNIT DATA
 Total investment income...                $  .201
 Operating expenses...                        .077
                                           -------
 Net investment income (loss)...              .124
 Unit Value at beginning of year...          5.145
 Net realized and change in unrealized
   gains (losses)...                         1.318
                                           -------
 Unit Value at end of year...              $ 6.587
                                           =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $  1.44
 Ratio of operating expenses to average
   net assets...                              1.33%
 Ratio of net investment income (loss) to
   average net assets...                      2.11%
 Number of units outstanding at end of
   year (thousands)...                      24,868
 Portfolio turnover rate...                    319%

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account QB's Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account QB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983    2000       1999       1998       1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............    $   .427   $   .378   $   .350   $   .342   $   .368   $   .319   $   .310   $   .299
 Operating expenses....................        .092       .091       .088       .082       .078       .073       .069       .067
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Net investment income.................        .335       .287       .262       .260       .290       .246       .241       .232
 Unit Value at beginning of year.......       5.810      5.765      5.393      5.060      4.894      4.274      4.381      4.052
 Net realized and change in unrealized
   gains (losses)......................       (.082)     (.242)      .110       .073      (.124)      .374      (.348)      .097
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Unit Value at end of year.............    $  6.063   $  5.810   $  5.765   $  5.393   $  5.060   $  4.894   $  4.274   $  4.381
                                           ========   ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $    .25   $    .04   $    .37   $    .33   $    .17   $    .62   $   (.11)  $    .33
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        5.69%      4.97%      4.71%      5.00%      5.87%      5.29%      5.62%      5.41%
 Number of units outstanding at end of
   year (thousands)....................      14,045     17,412     21,251     21,521     24,804     27,066     27,033     28,472
 Portfolio turnover rate...............         105%       340%       438%       196%       176%       138%        27%        24%
CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1992       1991       1998       1997       1996       1995       1994       1993
--------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............    $   .446   $   .393   $   .363   $   .353   $   .379   $   .328   $   .318   $   .306
 Operating expenses....................        .081       .080       .076       .071       .067       .063       .059       .058
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Net investment income.................        .365       .313       .287       .282       .312       .265       .259       .248
 Unit Value at beginning of year.......       6.055      5.994      5.593      5.234      5.050      4.400      4.498      4.150
 Net realized and change in unrealized
   gains (losses)......................       (.085)     (.252)      .114       .077      (.128)      .385      (.357)      .100
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Unit Value at end of year.............    $  6.335   $  6.055   $  5.994   $  5.593   $  5.234   $  5.050   $  4.400   $  4.498
                                           ========   ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $    .28   $    .06   $    .40   $    .36   $    .18   $    .65   $   (.10)  $    .35
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        5.93%      5.22%      4.96%      5.25%      6.12%      5.54%      5.87%      5.66%
 Number of units outstanding at end of
   year (thousands)....................       5,491      6,224      6,880      7,683      8,549      9,325     10,694     12,489
 Portfolio turnover rate...............         105%       340%       438%       196%       176%       138%        27%        24%

SELECTED PER UNIT DATA
 Total investment income...............    $   .311   $   .299
 Operating expenses....................        .061       .056
                                           --------   --------
 Net investment income.................        .250       .243
 Unit Value at beginning of year.......       3.799      3.357
 Net realized and change in unrealized
   gains (losses)......................        .003       .199
                                           --------   --------
 Unit Value at end of year.............    $  4.052   $  3.799
                                           ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $    .25   $    .44
 Ratio of operating expenses to average
   net assets..........................        1.58%      1.57%
 Ratio of net investment income to
   average net assets..................        6.38%      6.84%
 Number of units outstanding at end of
   year (thousands)....................      20,250     17,211
 Portfolio turnover rate...............          23%        21%
SELECTED PER UNIT DATA
 Total investment income...............    $   .317   $   .304
 Operating expenses....................        .050       .048
                                           --------   --------
 Net investment income.................        .267       .256
 Unit Value at beginning of year.......       3.880      3.421
 Net realized and change in unrealized
   gains (losses)......................        .003       .203
                                           --------   --------
 Unit Value at end of year.............    $  4.150   $  3.880
                                           ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase (decrease) in unit value...  $    .27   $    .46
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        6.61%      7.09%
 Number of units outstanding at end of
   year (thousands)....................      13,416     14,629
 Portfolio turnover rate...............          23%        21%

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

           THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES
 PER UNIT DATA FOR AN ACCUMULATION AND ANNUITY UNIT OUTSTANDING THROUGHOUT EACH
                                      YEAR

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account MM's Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account MM's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983    2000       1999       1998       1997       1996       1995       1994       1993
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............    $   .167   $   .130   $   .133   $   .128   $   .121   $   .127   $   .087   $   .065
 Operating expenses....................        .041       .039       .038       .036       .035       .034       .032       .031
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Net investment income.................        .126       .091       .095       .092       .086       .093       .055       .034
 Unit Value at beginning of year.......       2.541      2.450      2.355      2.263      2.177      2.084      2.029      1.995
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Unit Value at end of year.............    $  2.667   $  2.541   $  2.450   $  2.355   $  2.263   $  2.177   $  2.084   $  2.029
                                           ========   ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .13   $    .09   $    .10   $    .09   $    .09   $    .09   $    .06   $    .03
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        4.84%      3.62%      3.95%      4.02%      3.84%      4.36%      2.72%      1.68%
 Number of units outstanding at end of
   year (thousands)....................      55,477     70,545     41,570     36,134     38,044     35,721     39,675     34,227
CONTRACTS ISSUED PRIOR TO MAY 16, 1983      1992       1991       1998       1997       1996       1995       1994       1993
--------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income...............    $   .174   $   .135   $   .138   $   .134   $   .125   $   .130   $   .091   $   .067
 Operating expenses....................        .037       .034       .033       .032       .030       .030       .028       .027
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Net investment income.................        .137       .101       .105       .102       .095       .100       .063       .040
 Unit Value at beginning of year.......       2.649      2.548      2.443      2.341      2.246      2.146      2.083      2.043
                                           --------   --------   --------   --------   --------   --------   --------   --------
 Unit Value at end of year.............    $  2.786   $  2.649   $  2.548   $  2.443   $  2.341   $  2.246   $  2.146   $  2.083
                                           ========   ========   ========   ========   ========   ========   ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .14   $    .10   $    .11   $    .10   $    .10   $    .10   $    .06   $    .04
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        5.09%      3.87%      4.20%      4.27%      4.10%      4.61%      2.98%      1.93%
 Number of units outstanding at end of
   year (thousands)....................          70         80         91        105        112        206        206        218

SELECTED PER UNIT DATA
 Total investment income...............    $   .077   $   .118
 Operating expenses....................        .031       .030
                                           --------   --------
 Net investment income.................        .046       .088
 Unit Value at beginning of year.......       1.949      1.861
                                           --------   --------
 Unit Value at end of year.............    $  1.995   $  1.949
                                           ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .05   $    .09
 Ratio of operating expenses to average
   net assets..........................        1.57%      1.57%
 Ratio of net investment income to
   average net assets..................        2.33%      4.66%
 Number of units outstanding at end of
   year (thousands)....................      42,115     55,013
SELECTED PER UNIT DATA
 Total investment income...............    $   .079   $   .120
 Operating expenses....................        .027       .026
                                           --------   --------
 Net investment income.................        .052       .094
 Unit Value at beginning of year.......       1.991      1.897
                                           --------   --------
 Unit Value at end of year.............    $  2.043   $  1.191
                                           ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
 Net increase in unit value............    $    .05   $    .09
 Ratio of operating expenses to average
   net assets..........................        1.33%      1.33%
 Ratio of net investment income to
   average net assets..................        2.58%      4.90%
 Number of units outstanding at end of
   year (thousands)....................         227        262

* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account MM.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

   THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH PERIOD

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account TGIS's Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TGIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                                      2000       1999          1998          1997          1996          1995           1994
------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income..........  $   .094   $   .076      $   .064      $   .075      $   .061      $    .083      $   .064
 Operating expenses...............      .145       .136          .110          .090          .069**         .057**        .041**
                                    --------   --------      --------      --------      --------      ---------      --------
 Net investment income (loss).....     (.051)     (.060)        (.046)        (.015)        (.008)          .026          .023
 Unit Value at beginning of
   year...........................     5.394      4.468         3.526         2.717         2.263          1.695         1.776
 Net realized and change in
   unrealized gains (losses)......     (.664)      .986          .988          .824          .462           .542         (.104)
                                    --------   --------      --------      --------      --------      ---------      --------
 Unit Value at end of year........  $  4.679   $  5.394      $  4.468      $  3,526      $  2.717      $   2.263      $  1.695
                                    ========   ========      ========      ========      ========      =========      ========
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value..........................  $   (.72)  $    .93      $    .94      $    .81      $    .45      $     .57      $   (.08)
 Ratio of operating expenses to
   average net assets*............      2.82%      2.82%         2.82%         2.82%**       2.82%**        2.82%**       2.82%**
 Ratio of net investment income
   (loss) to average net assets...      (.98)%    (1.25)%       (1.16)%        (.45)%        (.34)%         1.37%         1.58%
 Number of units outstanding at
   end of year (thousands)........    27,691     26,010        25,192        60,312        68,111        105,044        29,692
 Portfolio turnover rate..........        59%        51%           81%           63%           81%            79%           19%

                                      1993          1992           1991
----------------------------------  -------------------------------------
SELECTED PER UNIT DATA
 Total investment income..........   $  .043      $    .046       $  .045
 Operating expenses...............      .042**         .045**        .045**
                                     -------      ---------       -------
 Net investment income (loss).....      .001           .001            --
 Unit Value at beginning of
   year...........................     1.689          1.643         1.391
 Net realized and change in
   unrealized gains (losses)......     0.086          0.045         0.252
                                     -------      ---------       -------
 Unit Value at end of year........   $ 1.776      $   1.689       $ 1.643
                                     =======      =========       =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value..........................   $   .09      $     .05       $   .25
 Ratio of operating expenses to
   average net assets*............      2.82%**        2.82%**       2.82%**
 Ratio of net investment income
   (loss) to average net assets...      0.08%          0.78%         1.33%
 Number of units outstanding at
   end of year (thousands)........        --        217,428            --
 Portfolio turnover rate..........        70%           119%          489%

 * Annualized

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES* PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account TSB's Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TSB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                                      2000          1999          1998          1997          1996          1995           1994
---------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income..........  $   .096      $   .076      $   .078      $   .077      $   .057      $    .074      $   .055
 Operating expenses...............      .042          .041          .040          .039**        .030**         .035**        .036**
                                    --------      --------      --------      --------      --------      ---------      --------
 Net investment income (loss).....      .054          .035          .038          0.38          .027           .039          .019
 Unit Value at beginning of
   year...........................     1.473         1.437         1.399         1.361         1.333          1.292         1.275
 Net realized and change in
   unrealized gains (losses)***...        --          .001          .000          .000          .001           .002         (.002)
                                    --------      --------      --------      --------      --------      ---------      --------
 Unit Value at end of year........  $  1.527      $  1.473      $  1.437      $  1.399      $  1.361      $   1.333      $  1.292
                                    ========      ========      ========      ========      ========      =========      ========
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value..........................  $    .05      $    .04      $    .04      $    .04      $    .03      $     .04      $    .02
 Ratio of operating expenses to
   average net assets****.........      2.82%         2.82%         2.82%         2.82%**       2.82%**        2.82%**       2.82%**
 Ratio of net investment income to
   average net assets.............      3.61%         2.38%         2.71%         2.77%         2.47%          3.17%         1.45%
 Number of units outstanding at
   end of year (thousands)........    75,112       109,666       137,067        47,262        54,565             --       216,713

                                      1993          1992           1991
--------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income..........   $  .041      $    .054       $  .076
 Operating expenses...............      .037**         .041**        .036**
                                     -------      ---------       -------
 Net investment income (loss).....      .004           .013          .040
 Unit Value at beginning of
   year...........................     1.271          1.258         1.218
 Net realized and change in
   unrealized gains (losses)***...        --             --            --
                                     -------      ---------       -------
 Unit Value at end of year........   $ 1.275      $   1.271       $ 1.258
                                     =======      =========       =======
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value..........................   $    --      $     .01       $   .04
 Ratio of operating expenses to
   average net assets****.........      2.82%**        2.82%**       2.82%**
 Ratio of net investment income to
   average net assets.............       .39%          1.12%         3.07%
 Number of units outstanding at
   end of year (thousands)........   353,374        173,359       439,527

 * Prior to May 1, 1994, the Account was known as The Travelers Timed Money Market Account for Variable Annuities.

 ** Effective May 2, 1994, Account TSB was authorized to invest in securities with a maturity of greater than one year. As a result, net realized and change in unrealized gains (losses) are no longer included in total investment income.

*** Annualized.

                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------

      THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES PER UNIT DATA FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account TAS's Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account TAS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

                                      2000          1999          1998          1997          1996          1995          1994
--------------------------------------------------------------------------------------------------------------------------------
SELECTED PER UNIT DATA
 Total investment income..........  $   .084      $   .052      $   .056      $   .063      $   .041      $   .042      $   .036
 Operating expenses...............      .135          .110          .098          .085          .069          .057          .049
                                    --------      --------      --------      --------      --------      --------      --------
 Net investment income (loss).....     (.051)        (.058)        (.042)        (.022)        (.028)        (.015)        (.013)
 Unit Value at beginning of
   year...........................     4.371         3.907         3.389         2.623         2.253         1.706         1.838
 Net realized and change in
   unrealized gains (losses)......      .666           522          .560          .788          .398          .562         (.119)
                                    --------      --------      --------      --------      --------      --------      --------
 Unit Value at end of year........  $  4.986      $  4.371      $  3.907      $  3.389      $  2.623      $  2.253      $  1.706
                                    ========      ========      ========      ========      ========      ========      ========
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value..........................  $    .61      $    .46      $    .52      $    .77      $    .37      $    .55      $   (.13)
 Ratio of operating expenses to
   average net assets*............      2.85%         2.85%         2.85%         2.85%         2.84%         2.83%         2.80%
 Ratio of net investment income to
   (loss) average net assets......     (1.06)%       (1.49)%       (1.21)%        (.76)%       (1.13)%        (.74)%        (.72)%
 Number of units outstanding at
   end of year (thousands)........    13,923        15,180        16,452        25,865        30,167        45,575        25,109
Portfolio turnover rate...........       106%           85%          113%           92%           98%          113%          142%

                                      1993          1992          1991
----------------------------------  ------------------------------------
SELECTED PER UNIT DATA
 Total investment income..........  $   .037      $   .041      $   .044
 Operating expenses...............      .048          .043          .039
                                    --------      --------      --------
 Net investment income (loss).....     (.011)        (.002)         .005
 Unit Value at beginning of
   year...........................     1.624         1.495         1.136
 Net realized and change in
   unrealized gains (losses)......      .225          .131          .354
                                    --------      --------      --------
 Unit Value at end of year........  $  1.838      $  1.624      $  1.495
                                    ========      ========      ========
SIGNIFICANT RATIOS AND ADDITIONAL
 DATA
 Net increase (decrease) in unit
   value..........................  $    .21      $   (.13)     $    .36
 Ratio of operating expenses to
   average net assets*............      2.82%         2.93%         2.99%
 Ratio of net investment income to
   (loss) average net assets......      (.80)%        (.12)%         .37%
 Number of units outstanding at
   end of year (thousands)........    43,059        20,225        19,565
Portfolio turnover rate...........        71%          269%          261%

* Annualized

                                   APPENDIX B
--------------------------------------------------------------------------------

                               THE FIXED ACCOUNT

The Fixed Account is secured by part of the general assets of the Company. The general assets of the Company include all assets of the Company other than those held in the Separate Account or any other separate account sponsored by the Company or its affiliates. In the Contract, we refer to this account as the "flexible annuity account."

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Under the Fixed Account, the Company assumes the risk of investment gain or loss, guarantees a specified interest rate, and guarantees a specified periodic annuity payment. The investment gain or loss of the Separate Account or any of the funding options does not affect the Fixed Account portion of the contract owner's cash value, or the dollar amount of fixed annuity payments made under any payout option.

We guarantee that, at any time, the Fixed Account cash value will not be less than the amount of the purchase payments allocated to the Fixed Account, plus interest credited as described above, less any applicable premium taxes or prior surrenders. If the contract owner effects a surrender, the amount available from the Fixed Account will be reduced by any applicable withdrawal charge as described under "Charges and Deductions" in this prospectus.

Purchase payments allocated to the Fixed Account and any transfers made to the Fixed Account become part of the Company's general account which supports insurance and annuity obligations. Neither the general account nor any interest therein is registered under, nor subject to the provisions of the Securities Act of 1933 or Investment Company Act of 1940. We will invest the assets of the Fixed Account at our discretion. Investment income from such Fixed Account assets will be allocated to us and to the Contracts participating in the Fixed Account.

Investment income from the Fixed Account allocated to us includes compensation for mortality and expense risks borne by us in connection with Fixed Account Contracts. The amount of such investment income allocated to the Contracts will vary from year to year in our sole discretion at such rate or rates as the Company prospectively declares from time to time.

The initial rate for any allocations into the Fixed Account is guaranteed for one year from the date of such allocation. Subsequent renewal rates will be guaranteed for the calendar quarter. We also guarantee that for the life of the Contract we will credit interest at not less than 3.5% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3.5% per year will be determined in our sole discretion. You assume the risk that interest credit to the Fixed Account may not exceed the minimum guarantee of 3.5% for any given year.

TRANSFERS

Under nonqualified contracts, you may make transfers from the Fixed Account to any other available funding option(s) twice a year during the 30 days following the semiannual anniversary of the Contract date. The transfers are limited to an amount of up to 10% of the Fixed Account Value on the semiannual Contract effective date anniversary. (This restriction does not apply to transfers from the Dollar Cost Averaging Program or to transfers under qualified contracts.) We reserve the right to waive this restriction.

Automated transfers from the Fixed Account to any of the funding options may begin at any time. Automated transfers from the Fixed Account may not deplete your Fixed Account value in a period of less than twelve months from your enrollment in the Dollar Cost Averaging program.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                   APPENDIX C
--------------------------------------------------------------------------------

CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to The Travelers Insurance Company. A list of the contents of the Statement of Additional Information is set forth below:

     Description of The Travelers Insurance Company and The Separate Accounts
        The Insurance Company
        The Separate Accounts
        Investment Objectives, Policies and Risks
     Description of Certain Types of Investments and Investment Techniques
      Available to the Separate Accounts
     Investment Restrictions
        The Travelers Growth and Income Stock Account For Variable Annuities The Travelers Timed Growth and Income Stock Account for Variable
Annuities
        The Travelers Timed Aggressive Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
        The Travelers Money Market Account for Variable Annuities
        The Travelers Timed Short-Term Bond Account for Variable Annuities Investment Management and Advisory Services
        Advisory Fees
        TIMCO
        TAMIC
     Valuation of Assets
     Net Investment Factor
     Federal Tax Considerations
     Performance Data
        Yield Quotations of Account MM
        Average Annual Total Return Quotations of Accounts GIS, QB, MM, TGIS,
          TSB, TAS and Fund U
     The Board of Managers
     Administrative Services
     Distribution and Principal Underwriting Agreement
     Securities Custodian
     Independent Accountants
     Financial Statements

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

COPIES OF THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2001 (FORM NO. L-11165S) ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.

     Name:

     Address:

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                        THE TRAVELERS UNIVERSAL ANNUITY

                              INDIVIDUAL AND GROUP
                           VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                        THE TRAVELERS INSURANCE COMPANY

L-11165  Printed in U.S.A.
         TIC Ed. 5-01

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES



                        GROUP VARIABLE ANNUITY CONTRACTS


                                    issued by


                         THE TRAVELERS INSURANCE COMPANY


                  One Tower Square, Hartford, Connecticut 06183

                             Telephone: 800-842-9368



         The group Variable Annuities described in this Prospectus are available only for use in connection with: (1) pension and profit-sharing plans qualified under Section 401(a) or Section 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) annuity purchase plans adopted by public educational organizations and certain tax exempt organizations pursuant to
Section 403(b) of the Code.

         The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) seeks long-term accumulation of principal through capital appreciation and retention of net investment income by investing in a portfolio of equity securities, mainly common stocks.

         This Prospectus sets forth concisely the information about Account GIS that you should know before investing. Please read it and retain it for future reference. Additional information about Account GIS is contained in a Statement of Additional Information ("SAI") dated May 1, 2001 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 800-842-9368. The Table of Contents of the SAI appears in the Appendix of this Prospectus.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.




                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2001

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS ........................................................     iii

SUMMARY ..........................................................................       v

FEE TABLE ........................................................................     vii

CONDENSED FINANCIAL INFORMATION ..................................................     C-1

DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT ............................       1
    The Insurance Company ........................................................       1
    The Separate Account .........................................................       1
    General ......................................................................       1

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT GIS)       1
    Investment Objective .........................................................       2
    Fundamental Investment Policies ..............................................       2

MANAGEMENT .......................................................................       3

CHARGES AND DEDUCTIONS ...........................................................       3
    Deductions from Contributions ................................................       3
    Investment Advisory and Sub-Advisory Fees ....................................       4
    Mortality and Expense Risks ..................................................       4
    Premium Tax ..................................................................       5

THE VARIABLE ANNUITY .............................................................       5
    Modification of the Variable Annuity Contract by the Company .................       5
    Assignment ...................................................................       6
    Suspension ...................................................................       6
    Suspension of Payments .......................................................       6
    Required Reports .............................................................       6
    Federal and State Income Tax Withholding .....................................       6

ACCUMULATION PROVISIONS ..........................................................       7
    Crediting Accumulation Units .................................................       7
    Valuation of a Participant's Account .........................................       7
    Accumulation Unit Value ......................................................       7
    Net Investment Factor ........................................................       7
    Death Benefit during Accumulation Period (Minimum Death Benefit) .............       8
    Termination (Redemption) .....................................................       8

PAYOUT PROVISIONS ................................................................       9
    General ......................................................................       9
    Electing the Annuity Commencement Date and Form of Annuity ...................       9
    Annuity Options ..............................................................       9
    Annuity Unit Value ...........................................................      10
    Determination of First Annuity Payment .......................................      11
    Determination of Second and Subsequent Annuity Payments ......................      11

FEDERAL TAX CONSIDERATIONS .......................................................      11
    General ......................................................................      11
    Section 403(b) Plans and Arrangements ........................................      12
    Qualified Pension and Profit-Sharing Plans ...................................      12
    The Employee Retirement Income Security Act of 1974 ..........................      12
    Federal Income Tax Withholding ...............................................      13
    Tax Advice ...................................................................      14

VOTING RIGHTS ....................................................................      14

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS .......................................      15

STATE REGULATION .................................................................      15

LEGAL PROCEEDINGS AND OPINIONS ...................................................      16

APPENDIX - Contents of the Statement of Additional Information ...................      17

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:


ACCUMULATION UNIT: the basic measure used to determine the value of a Variable Annuity before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity is issued.

ANNUITY COMMENCEMENT DATE: the date on which a Participant's Annuity Payments are to begin under the terms of the plan.

ANNUITY PAYMENTS: a series of payments for life; for life with either a minimum number of payments or a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

COMPANY: The Travelers Insurance Company. Also referred to as "us" or "we."

COMPANY'S HOME OFFICE: the principal offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits and provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

CONTRIBUTIONS: amounts paid to the Company by or on behalf of a Participant pursuant to the Plan.

FIXED DOLLAR ANNUITY: an annuity providing for payments which remain fixed throughout the payment period and which do not vary with investment experience.

MINIMUM DEATH BENEFIT: the minimum amount payable on the death of a Participant before Annuity Payments have begun.

NET CONTRIBUTIONS: the amount applied to the purchase of Accumulation Units, which is equal to the contributions less deductions for sales and administrative expenses, minimum death benefits and applicable premium taxes.

OWNER: the entity to which the master group contract is issued, usually the employer.

PARTICIPANT: a person having an interest in The Travelers Growth and Income Stock Account for Variable Annuities by reason of contributions made by him or on his behalf, but who has not begun to receive Annuity Payments.

PLAN: a retirement plan under which the Variable Annuity contract has been issued.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

SURRENDER VALUE: the amount payable to a Participant upon the termination, other than by death, of his participation in the Plan.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

THERE ARE ELIGIBILITY REQUIREMENTS FOR PURCHASERS DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY DESCRIBED IN THIS PROSPECTUS TO ANY PERSON WHO IS INELIGIBLE FOR PURCHASE.

                                     SUMMARY

INTRODUCTION

         The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) is registered with the SEC as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The basic investment objective of Account GIS is the selection of investments with a concern primarily for long-term accumulation of principal through capital appreciation and retention of net investment income. The assets of Account GIS will be invested in a portfolio of equity securities, mainly stocks (See "Investment Objective.")

RISK FACTORS

         While the Company is obligated to make Annuity Payments under the contract regardless of longevity, the amount of these payments is not assured. The Annuity Payments will reflect the performance of Account GIS over the life of the Participant, both prior to the commencement of Annuity Payments and while Annuity Payments are being made. The value of the investments held in Account GIS fluctuates and is subject to risks of changing economic conditions as well as to the risks inherent in management's ability to anticipate changes in investments necessary to meet changes in economic conditions. There is no assurance that the value of a Participant's account during the years prior to the commencement of Annuity Payments or the aggregate amount of the Annuity Payments received by him will equal or exceed the Contributions made by or on behalf of such Participant.

INVESTMENT ADVISORY SERVICES

         Travelers Asset Management International Company LLC ("TAMIC") furnishes investment management and advisory services to Account GIS according to the terms of a written agreement. (See "Management.") TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate of the average daily net assets of Account GIS, grading down to 0.40%.

         The Travelers Investment Management Company ("TIMCO") furnishes investment management and sub-advisory services to Account GIS according to the terms of a written agreement. TIMCO receives an amount equivalent on an annual basis to 0.45% of the average daily net assets of Account GIS, grading down to 0.20%. (See "Investment Advisory and Sub-Advisory Fees.") The contracts will be sold by life insurance sales representatives of the Company or certain other registered broker-dealers. (See "Distribution of Variable Annuity Contracts.")

CHARGES AND DEDUCTIONS

         Deductions totaling 4% of the Contributions received (4.17% of the amount invested) are made from each Contribution for sales expenses (3.25%) and minimum death benefits (0.75%). The deduction for sales expenses may, however, be decreased by the application of experience rating credits in the discretion of the Company; no such credits have been applied to date with respect to the Variable Annuity contracts described herein.

         A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. (See "Mortality and Expense Risks.")

         Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

CONTRIBUTIONS

         Maximum and minimum Contributions which may be made on behalf of any Participant are set forth by the terms of each employer's plan and the Variable Annuity contract.

WITHDRAWALS

         A contract may be surrendered (redeemed) for cash, in whole or in part, prior to the commencement of Annuity Payments. (See "Termination (Redemption).") For 403(b) plan participants, partial and full withdrawals (surrenders) may be subject to restrictions. (See "Section 403(b) Plans and Arrangements.")

ANNUITY PAYMENTS

         At a Participant's Annuity Commencement Date (usually at retirement), the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options.")

DEATH BENEFIT

         In the event of a Participant's death prior to the Annuity Commencement Date, a minimum death benefit may be provided. (See "Death Benefit During Accumulation Period (Minimum Death Benefit).")

                                    FEE TABLE

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES



CONTRACT OWNER TRANSACTION EXPENSES

     Sales Load Imposed on Purchases (as a percentage of contributions) ..........      3.25%

     Charge for Minimum Death Benefit Guarantee (as a percentage of contributions)      0.75%

ANNUAL EXPENSES (as a percentage of average net assets)

     Mortality and Expense Risk Fees .............................................      1.00%

     Management Fees .............................................................      0.60%

    TOTAL ANNUAL EXPENSES ........................................................      1.60%



EXAMPLE

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

If you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                    1 year              $  62
                                    3 years             $  90
                                    5 years             $ 120
                                    10 years            $ 157

         The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes, which may be applicable.

                         CONDENSED FINANCIAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

 Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account GIS's
Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account's GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983

SELECTED PER UNIT DATA                                            2000        1999        1998        1997       1996       1995
                                                                -------     -------     -------     -------    -------    -------
  Total investment income ...................................   $  .232     $  .256     $  .234     $  .228    $  .212    $  .205
  Operating expenses ........................................      .416        .385        .303        .228       .175       .140
                                                                -------     -------     -------     -------    -------    -------
  Net investment income (loss) ..............................     (.184)      (.129)      (.069)       .000       .037       .065
  Unit Value at beginning of year ...........................    23.436      19.253      14.955      11.371      9.369      6.917
  Net realized and change in unrealized gains (losses) ......    (2.754)      4.312       4.367       3.584      1.965      2.387
                                                                -------     -------     -------     -------    -------    -------
  Unit Value at end of year .................................   $20.498     $23.436     $19.253     $14.955    $11.371    $ 9.369
                                                                =======     =======     =======     =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .....................   $ (2.94)    $  4.18     $  4.30     $  3.58    $  2.00    $  2.45%
  Ratio of operating expenses to average net assets .........      1.85%       1.85%       1.81%       1.70%      1.70%      1.70%
  Ratio of net investment income to average net assets ......      (.82)%      (.62)%      (.41)%       .00%       .36%       .79%
  Number of units outstanding at end of year (thousands) ....    29,879      32,648      32,051      29,545     27,578     26,688
  Portfolio turnover rate ...................................        52%         47%         50%         64%        85%        96%

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983

SELECTED PER UNIT DATA                                             1994       1993       1992       1991
                                                                 -------    -------    -------    -------
  Total investment income ...................................    $  .189    $  .184    $  .188    $  .198
  Operating expenses ........................................       .115       .106       .098       .091
                                                                 -------    -------    -------    -------
  Net investment income (loss) ..............................       .074       .078       .090       .107
  Unit Value at beginning of year ...........................      7.007      6.507      6.447      5.048
  Net realized and change in unrealized gains (losses) ......      (.164)      .422      (.030)     1.292
                                                                 -------    -------    -------    -------
  Unit Value at end of year .................................    $ 6.917    $ 7.007    $ 6.507    $ 6.447
                                                                 =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .....................       (.09)       .50        .06       1.40
  Ratio of operating expenses to average net assets .........       1.65%      1.57%      1.58%      1.58%
  Ratio of net investment income to average net assets ......       1.05%      1.15%      1.43%      1.86%
  Number of units outstanding at end of year (thousands) ....     26,692     28,497     29,661     26,235
  Portfolio turnover rate ...................................        103%        81%       189%       319%


CONTRACTS ISSUED PRIOR TO MAY 16, 1983

SELECTED PER UNIT DATA                                            2000        1999       1998         1997       1996       1995
                                                                -------     -------     -------     -------    -------    -------
  Total investment income ...................................   $  .242     $  .267     $  .243     $  .233       .216       .208
  Operating expenses ........................................      .376        .347        .272        .201       .154       .123
                                                                -------     -------     -------     -------    -------    -------
  Net investment income (loss) ..............................     (.134)      (.080)      (.029)       .032       .062       .085
  Unit Value at beginning of year ...........................    24.427      20.017      15.510      11.763      9.668      7.120
  Net realized and change in unrealized gains (losses) ......    (2.875)      4,490       4.536       3.715      2.033      2.463
                                                                -------     -------     -------     -------    -------    -------
  Unit Value at end of year .................................   $21.418     $24.427     $20.017     $15.510    $11.763    $ 9.668
                                                                =======     =======     =======     =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .....................   $ (3.01)    $  4.41     $  4.51     $  3.75    $  2.10    $  2.55%
  Ratio of operating expenses to average net assets .........      1.60%       1.60%       1.56%       1.45%      1.45%      1.45%
  Ratio of net investment income (loss) to average net assets      (.57)%      (.37)%      (.16)%       .24%       .60%      1.02%
  Number of units outstanding at end of year (thousands) ....    11,413      12,646      13,894      15,194     16,554     17,896
  Portfolio turnover rate ...................................        52%         47%         50%         64%        85%        96%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983

SELECTED PER UNIT DATA                                             1994       1993       1992       1991
                                                                 -------    -------    -------    -------
  Total investment income ...................................    $  .192    $  .189    $  .192    $  .201
  Operating expenses ........................................       .100       .092       .085       .077
                                                                 -------    -------    -------    -------
  Net investment income (loss) ..............................       .092       .097       .107       .124
  Unit Value at beginning of year ...........................      7.194      6.664      6.587      5.145
  Net realized and change in unrealized gains (losses) ......      (.166)      .433      (.030)     1.318
                                                                 -------    -------    -------    -------
  Unit Value at end of year .................................    $ 7.120    $ 7.194    $ 6.664    $ 6.587
                                                                 =======    =======    =======    =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .....................       (.07)       .53        .08       1.44
  Ratio of operating expenses to average net assets .........       1.41%      1.33%      1.33%      1.33%
  Ratio of net investment income (loss) to average net assets       1.30%      1.40%      1.67%      2.11%
  Number of units outstanding at end of year (thousands) ....     19,557     21,841     22,516     24,868
  Portfolio turnover rate ...................................        103%        81%       189%       319%

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT


THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company" "us" or "we") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

         The Company is indirectly owned by a wholly owned subsidiary of Citigroup Inc. Citigroup Inc. consists of businesses that produce a broad range of financial services, including asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading. Among its businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, Salomon Smith Barney Asset Management, and Travelers Property Casualty.

THE SEPARATE ACCOUNT

         Account GIS, the Separate Account available under the Variable Annuity contract described in this Prospectus, meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of Account GIS are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of Account GIS, and the Commissioner has adopted no regulations under the Section that affect Account GIS.

         Account GIS was established on September 22, 1967. Although an integral part of the Company, Account GIS is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Account GIS are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with its stated investment policy. The fundamental investment policies of Account GIS are described in this Prospectus. Neither the investment objectives nor the fundamental investment policies of an Account can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act.

GENERAL

         Under Connecticut law, the assets of the Separate Account will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity Contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Account. The assets in the Separate Account are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT

                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT ADVISER: TIMCO

PORTFOLIO MANAGER: Sandip Bhagat

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS: Common stock of large U.S. companies.

SELECTION PROCESS: Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

         - fixed-income securities such as bonds and notes, including U.S. Government securities;

         -        exchange-traded stock index futures;

         -        covered call options, put options;

         -        foreign securities.

For a complete list of all investments available to Account GIS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investment of Account GIS, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

         1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interest in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

         7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

                                   MANAGEMENT

         The investments and administration of Account GIS are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, TAMIC and TIMCO furnish investment management and advisory services to Account GIS. Additionally, the Board of Managers annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of Account GIS.

         TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. It's principal offices are located at One Tower Square, Hartford, Connecticut 06183. TAMIC is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company.

         TIMCO is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut. TIMCO is a subsidiary of Salomon Smith Barney Holdings Inc. which is a wholly owned subsidiary of Citigroup Inc.

                             CHARGES AND DEDUCTIONS

         Charges under the Contract described in this Prospectus are assessed in two ways: (1) as deductions from Contributions for sales and administrative expenses, minimum death benefits and applicable premium taxes; and (2) as charges to Account GIS for investment advisory services and the assumption of mortality and expense risks.

DEDUCTIONS FROM CONTRIBUTIONS

         CASH PURCHASE. A deduction of 4% (4.17% of the amount invested) will be made from each Contribution when received, of which 3.25% will be for sales expenses and .75% will be for the minimum death benefit, in the event of a Participant's death prior to retirement. There is no charge for administrative expenses. (See "Death Benefit during Accumulation Period (Minimum Death Benefit).") The Company agrees that the deduction of 4% will not be increased with respect to Contributions made on behalf of a Participant in any year not in excess of double the Contribution in the first year of participation, although they may be increased on Contributions in excess of such amount. The deduction for sales expenses may, however, be decreased by the application of experience rating credits. Total deductions on Contributions received after June 30, 1977, for contracts issued prior to July 1, 1977, are reduced from 6% to 4%.

         PROCEEDS FROM CERTAIN INSURANCE CONTRACTS. A total deduction of 3% (3.09% of the amount invested) (consisting of 1% for sales expenses, 1.25% for administrative expenses and 0.75% for the minimum death benefit) is applicable to Contributions made under group Variable Annuity contracts where such Contributions were derived from (i) surrender or conversion of contracts with the Company or any of its insurance affiliates which, immediately prior to such surrender or conversion, were held by the Contract Owner or beneficiary under a retirement program qualified under Sections 401, 403(a), 403(b) or other provisions of the Code allowing similar tax treatment or the proceeds of these contracts are otherwise eligible, or (ii) amounts payable by the Company or any of its insurance affiliates as lump sum cash distributions under insurance contracts (but does not include loan proceeds).

         Administrative expenses include, but are not limited to, payment of expenses for salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment and stationery, auditing fees and expenses, and fees and expenses of the Board of Managers of Account GIS. The charge for administrative expenses is designed only to reimburse the Company for its actual administrative expenses, and the Company does not expect to recover from the charge or any modification thereof any amount above its accumulated expenses in administering these contracts. (See "Distribution of Variable Annuity Contracts.")

         GROUP EXPERIENCE RATING IN THE DISCRETION OF THE COMPANY. The Variable Annuity contracts are nonparticipating and do not share in the surplus of the Company; however, each Variable Annuity contract provides for experience rating. The experience credit will be determined annually upon every contract anniversary on the basis of actual costs compared with the amounts deducted for sales and administrative expenses. If such costs exceed the amount deducted, no additional deduction will be made from the Participant's individual account. If, however, the amount deducted for such expenses exceeds actual costs, the Company, in its sole discretion, may allocate all, a portion or none of such excess as an experience rating credit. Application of the credit due each Participant will be made within the contract year immediately following the period with respect to which the credit was declared in one of two ways, as determined by the Company: (a) by a reduction in the amount deducted from subsequent Contributions for sales and administrative expenses; or (b) by the crediting of a number of additional accumulation units or annuity units, as applicable, equal in value to the amount of the credit due less any applicable premium taxes. Credits due to Participants will be applied without deduction of any amounts for sales or administrative expenses. No such credits have been applied to date.

INVESTMENT ADVISORY AND SUB-ADVISORY FEES

         For furnishing investment management and advisory services to Account GIS, TAMIC receives an amount equivalent on an annual basis to the following:

                      Annual                                    Aggregate Net Asset
                  Management Fee                                Value of the Account
                  --------------                                --------------------
                      0.65%             of the first            $  500,000,000, plus
                      0.55%             of the next             $  500,000,000, plus
                      0.50%             of the next             $  500,000,000, plus
                      0.45%             of the next             $  500,000,000, plus
                      0.40%             of amounts over         $2,000,000,000

These advisory fees will be deducted on each valuation date.

         For furnishing investment Sub-Advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to the following:

                      Annual                                    Aggregate Net Asset
                 Sub-Advisory Fee                               Value of the Account
                 ----------------                               --------------------
                       0.45%            of the first            $  700,000,000, plus
                      0.275%            of the next             $  300,000,000, plus
                       0.25%            of the next             $  500,000,000, plus
                      0.225%            of the next             $  500,000,000, plus
                       0.20%            of amounts over         $2,000,000,000

These fees are calculated daily and paid monthly.

MORTALITY AND EXPENSE RISKS

         While Annuity Payments will reflect the investment performance of Account GIS, they will not be affected by changes in actual mortality experience nor will they be affected by any excess in the Company expenses over expense deductions provided for in the contract.

         The Company is assuming the risk that deductions provided for in the Variable Annuity contract for sales and administrative expenses and the minimum death benefit prior to retirement may be insufficient to cover the actual cost of such items.

         The mortality risk assumed by the Company under the Variable Annuity contract arises from the Company's obligation under the contract to continue to make monthly Annuity Payments, determined in accordance with the annuity tables and other provisions contained in the contract, to each Annuitant regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This assures an Annuitant that neither longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments received under the contract and relieves the Annuitant from the risk of outliving the funds accumulated for retirement.

         For assuming these risks, the Company makes a charge of 1.0017% on an annual basis of the value of Account GIS, consisting of 0.8500% for mortality risks and 0.1517% for expense risks. If this charge is insufficient to cover the actual cost of these mortality and expense risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be profit to the Company. All deductions and annuity rates are subject to modification with respect to Contributions made on behalf of a Participant in any one year in excess of double the first year's Contribution, and, in the case of deductions for investment advisory services, subject to approval of a modification of the investment advisory agreement by Owners casting a majority of the votes entitled to be cast.

PREMIUM TAX

         Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a liability under state law.

                              THE VARIABLE ANNUITY

         The group Variable Annuity contract described in this Prospectus is only for use in connection with (1) plans qualified under Section 401(a) or 403(a) of the Code (corporate pension and profit-sharing), and (2) annuity purchase plans adopted by public educational organizations and certain tax-exempt organizations pursuant to Section 403(b) of the Code. The Variable Annuity contract is a master group contract issued to the Owner and which covers all Participants, each of whom receives a certificate which summarizes the provisions of the master group contract and evidences participation in the plan adopted by the particular Owner. Some rights or benefits (except for the Owner's or Participant's right to redeem, as applicable) under the contract may be restricted by the plan under which the contract is issued. The Owner is responsible for providing all interpretations of plan provisions that may be applicable, and the Company will accept any direction of the Owner in this regard. Maximum and minimum Contributions which may be made on behalf of any Participant are set forth by the terms of each employer's plan and the Variable Annuity contract.

MODIFICATION OF THE VARIABLE ANNUITY CONTRACTS BY THE COMPANY

         The Variable Annuity contract provides that it cannot be modified by the Company (except with approval of the Owner) until it has been in force for at least three years. After the first three contract years, the Company may modify any provisions of the master group contract without the approval of Participants. However, no modifications can affect Annuitants in any manner without their written consent, unless such modification is deemed by the Owner to be necessary to give the Owner or Annuitants the benefit of federal or state statutes or Treasury Department rules or regulations.

         Moreover, with respect to annuity purchase rates, minimum death benefits, charges to Account GIS, and deductions from Contributions for sales and administrative expenses and minimum death benefits, the provisions which are in effect at the time of a Participant's entry into the plan will continue to be applicable to all Contributions made by him or on his behalf in any year, provided such Contributions do not exceed two times the first annual Contribution made by him or on his behalf. Any Contribution made by or on behalf of a Participant in any one year which exceeds two times the first annual Contribution will be subject to the benefits and deductions discussed above which are applicable to new entrants into the plan in the year such amount is first contributed, as long as such amount is continuously contributed (i.e., contributed in each and every year thereafter).

ASSIGNMENT

         Assignment by a Participant of his interest in his individual account under a Variable Annuity contract is prohibited. This prohibition is necessary in order for the plan under which the contract is sold to qualify for favorable tax treatment afforded to H.R.10, corporate pension and profit-sharing and
Section 403(b) plans. (See "Federal Tax Considerations.")

SUSPENSION

         Any Variable Annuity contract may be suspended at the option of the Company if the Owner has failed to remit to the Company the Contributions specified in the plan, or if the Company has given written notice to the Owner of suspension because the number of Participants covered by the group Variable Annuity contract has become less than the minimum established in the contract. The Variable Annuity contract shall also be suspended upon 90 days' written notice by the Owner to the Company. Upon any such suspension, no further Contributions will be accepted by the Company, and each Participant may leave his individual account in force under the Variable Annuity contract or exercise any other options which are available under the plan. (See "Termination (Redemption).")

SUSPENSION OF PAYMENTS

         If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Contract Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

         As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in the Separate Account the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

         The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, Participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, Participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")

                             ACCUMULATION PROVISIONS

CREDITING ACCUMULATION UNITS

         During the accumulation period--the period before the commencement of Annuity Payments--the Company deducts from Contributions a total of 4% (plus any applicable premium taxes). (See "Deductions from Contributions.") The balance of the Contribution is credited to the Participant's account in the form of Accumulation Units at the value next calculated after the Contribution is received. The number of Accumulation Units credited to an account is determined by dividing the amount credited to the account by the current value of an Accumulation Unit.

         The number of Accumulation Units so determined shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit will vary depending upon the investment experience of Account GIS.

VALUATION OF A PARTICIPANT'S ACCOUNT

         The value of a Participant's account at any time prior to the commencement of Annuity Payments can be determined by multiplying the total number of Accumulation Units credited to his account by the current Accumulation Unit value. The Participant bears the investment risk. Market values may decline, and there is no assurance that the value of a Participant's account will equal or exceed the Contributions made on his behalf. Each Participant will be advised periodically of the number of Accumulation Units credited to his account, the current Accumulation Unit Value, and the total value of his account. A Participant may, at any time, obtain from the Company the latest computed value of an Accumulation Unit.

ACCUMULATION UNIT VALUE

         The dollar value of an Accumulation Unit was initially established at $1. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value of an Accumulation Unit on the immediately preceding Valuation Date by the net investment factor (described below) for the Valuation Period just ended. The value of an Accumulation Unit on a day other than a Valuation Date is equal to its value on the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT FACTOR

         At each Valuation Date a gross investment rate for the Valuation Period then ended is determined from the investment performance of Account GIS for the Valuation Period. Such rate is equal to (a) the investment income for the Valuation Period, plus capital gains and minus capital losses for the period, whether realized or unrealized, less a deduction for any applicable taxes arising from the income and realized or unrealized capital gains attributable to Account GIS, divided by (b) the net asset value of Account GIS at the beginning of the Valuation Period. At the present time, no federal taxes are deducted from Account GIS. (See "Federal Tax Considerations.") The gross investment rate may be positive or negative.

         The net investment rate for the Valuation Period is then determined by deducting from the gross investment rate a charge of .0000398% (1.452% on an annual basis) for each day of the Valuation Period. This deduction is made by the Company for investment advisory services and for mortality and expense risks assumed. The net investment factor for the Valuation Period is then calculated as 1.000000 plus the net investment rate for the period.

         Since the net investment rate may be negative if the combined capital losses and specified deductions for taxes and charges exceed the investment income and capital gains, the net investment factor may be less than 1.000000, and the value of an Accumulation Unit on any Valuation Date may be less than the value on the previous Valuation Date.

DEATH BENEFIT DURING ACCUMULATION PERIOD (MINIMUM DEATH BENEFIT)

         The Variable Annuity contract provides that, in the event of a Participant's death prior to the Annuity Commencement Date, unless otherwise provided in the plan, the beneficiary will receive the accumulated value of the Participant's individual account determined as of the next Valuation Date after due proof of death is received by the Company. Further, if such death occurs before the Annuity Commencement Date and before the Participant's 65th birthday, unless otherwise provided in the plan, the beneficiary will receive 100% of all Contributions made on behalf of the Participant or the value of his individual account, whichever is greater, less the amount of any partial surrenders, and less any applicable premium taxes not previously deducted. For a Participant who enters the plan after his 65th birthday, the deduction for the minimum death benefit will not be made. The death benefit will be payable within seven days of receipt of such due proof of death and may be taken in one sum or in accordance with the settlement options in the Company individual variable annuities then being issued, if any, as are available under the Plan. (For benefits after the commencement of Annuity Payments, see "Annuity Options.")

TERMINATION (REDEMPTION)

         The Participant or the Owner, as provided by the Plan, may surrender (redeem), in whole or in part, the Participant's account for its net asset value prior to the Annuity Commencement Date. (For federal income tax consequences of a surrender for cash, see "Federal Tax Considerations.") Once Annuity Payments have commenced, the Annuitant cannot surrender his annuity benefit and receive a cash settlement in lieu thereof. The amounts received by a Participant, either as a cash settlement or as Annuity Payments, may be more or less than the original cost (the Contributions made on his behalf) depending on the value of his account at the time of payment.

         No benefits attributable to Contributions received for Participants under contracts issued in conjunction with the Texas Optional Retirement Program are payable unless the Participant dies, accepts retirement or terminates employment in the Texas public institution of higher education as provided in the Texas Optional Retirement Program.

         For Participants in Section 403(b) tax deferred annuity plans, a cash surrender may not be made from certain salary reduction amounts prior to age 59-1/2, separation from service, death, disability or hardship. (See "Section 403(b) Plans and Arrangements.")

         Surrender is effected by sending a written request for surrender in the proper form (including the appropriate countersignature of an agent of the Company) to the Company's Home Office. When the request is for a full surrender, the request is to be accompanied by the Certificate of Participation. The cash surrender value shall be computed as of the close of business of the New York Stock Exchange next occurring after receipt of the written request in the mail at the Company's Home Office, and shall be reduced by any applicable premium taxes not previously deducted, if due as a result of the surrender. Payment of the surrender value will be made within seven days after the surrender date.

         In addition to the individual's right to surrender his account and receive the value thereof in cash, elective options may also be available upon the termination of Contributions made by or on behalf of a Participant. For example, the Participant may have one or more of the following options:

         (a) If the Participant is at least 50 years of age, he may elect to have his individual account applied to provide fixed or variable Annuity Payments or a combination thereof commencing immediately under the selected Annuity Option. (See "Annuity Options.")

         (b) A Participant may elect to leave his individual account in force under the group contract, and the account will continue to participate in the investment results of Account GIS. When the originally selected Annuity Commencement Date arrives, the Participant will begin to receive Annuity Payments under the selected option. (See "Annuity Options".) At any time prior to the commencement of Annuity Payments, a Participant may surrender his individual account for cash.

         (c) If the Participant becomes an employee of another employer which has a similar Variable Annuity contract in force with the Company, he may elect to transfer his individual account to the other contract.

         Normally, option (b) will automatically apply unless a written election is filed with the Company, and one of the other options may subsequently be selected by the Participant.


                                PAYOUT PROVISIONS


GENERAL

         Annuity Payments are determined on the basis of (a) the mortality table specified in the Variable Annuity contract, which reflects the age of the Annuitant, (b) the type of Annuity Payment option selected, and (c) the investment performance of Account GIS. The amount of the Annuity Payments will not be affected by adverse mortality experience or by an increase in the expenses of the Company, in excess of the expense deductions provided for in the contract. The Annuitant will receive the value of a fixed number of Annuity Units each month. The value of such units and thus the amount of the monthly Annuity Payments will, however, reflect investment gains and losses and investment income occurring both before and after the commencement of Annuity Payments, and thus the payments will vary with the investment experience of the assets of Account GIS.

ELECTING THE ANNUITY COMMENCEMENT DATE AND FORM OF ANNUITY

         Annuity Payments will ordinarily begin on the Annuity Commencement Date stated in the contract. However, a later Annuity Commencement Date may be elected. The Annuity Commencement Date must be before the Annuitant's 70th birthday, unless the Company consents to a later date. Federal income tax law requires the Annuitant to commence certain minimum distribution payments from pension, profit-sharing and Section 403(b) plans after age 70-1/2. The Participant also selects, in accordance with the plan, an Annuity Option. Subsequent changes in the Annuity Option selected can be made up to 30 days prior to the Annuity Commencement Date. The contract provides four optional annuity forms, described below, each of which may be selected on either a fixed dollar annuity or variable annuity basis, or a combination thereof. Those sums applied in a way which provides fixed dollar annuity benefits will be allocated to a general account and will not be affected by the investment performance of the assets of Account GIS. Because of certain Code requirements with respect to minimum and maximum retirement ages and the rate of payment of benefits, a plan may specify a minimum and maximum age at which Annuity Payments may commence and may limit either the number of certain monthly payments which may be elected or the election of a joint and last survivor annuity where the contingent Annuitant is other than a spouse. In such instance, the accumulated amount in Account GIS will be applied to provide variable Annuity Payments under such option, and any amount accumulated for a fixed dollar annuity will be applied to provide fixed Annuity Payments under such option. The minimum first monthly Annuity Payment (on a fixed or variable basis) is $20. If at any time the Annuity Payments are or become less than $20, the Company has the right to change the frequency of payment to intervals that will result in payments of at least $20.

         Once Annuity Payments have commenced, the account cannot be surrendered for cash during the lifetime of the Annuitant. The rights of the beneficiary, if any, are as stated in the various options below. The amount received as Annuity Payments may be more or less than the original cost (the Contributions).

ANNUITY OPTIONS

         AUTOMATIC OPTION--If the contract was issued in connection with (1) an annuity purchase plan adopted by a 501(c)(3) organization in accordance with
Section 403(b), or (2) a plan qualified under Sections 401(a) or 403(a), and no election has been made, the Company will, on the Annuity Commencement Date if the Participant is then living and has a spouse, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant and the Participant's spouse in accordance with Option 5. If the Participant is living and no election has been made and the Participant has no spouse, the Company will, on the Annuity Commencement Date, pay to the

Participant the first of a series of Annuity Payments based on the life of the Participant in accordance with Option 2 with 120 monthly payments assured.

         If the contract was issued in connection with an annuity purchase plan adopted by a public educational organization in accordance with Section 403(b) and no election has been made, the Company will, on the Annuity Commencement Date if the Participant is then living, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1--LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, terminating with the last monthly payment preceding the death of the Annuitant. This option offers the maximum level of monthly payments since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died prior to the due date of the second Annuity Payment, two if the Annuitant died before the third Annuity Payment, etc.

OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, with the provision that if, at the death of the Annuitant, payments have been made for less than 120, 180 or 240 months, as elected, Annuity Payments will be continued during the remainder of such period to the beneficiary designated by the Owner. If the beneficiary so elects or should die while receiving Annuity Payments, the present value of the remaining Annuity Payments shall be paid in one sum to the beneficiary or his estate, as the case may be.

OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the Annuitant, terminating with the last payment due prior to the death of the Annuitant, provided that the beneficiary will then receive an additional payment of the current dollar value of the number of Annuity Units (described below) equal to (a) minus (b) (if such difference is positive) where (a) is the total amount applied under the option at the Annuity Commencement Date divided by the Annuity Unit Value for the Annuity Commencement Date, and (b) is the number of Annuity Units represented by each monthly Annuity Payment made times the number of monthly Annuity Payments made.

OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY: The Company will make monthly Annuity Payments during the joint lifetime of the Annuitant and a designated second person, and thereafter during the remaining lifetime of the survivor.

OPTION 5--JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make monthly Annuity Payments to the secondary payee in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

ANNUITY UNIT VALUE

         The value of an Annuity Unit was initially established at $1. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and the mailing of checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

         Specifically, the value of an Annuity Unit on a Valuation Date is equal to the value for an Annuity Unit on the preceding Valuation Date multiplied by
(a) and divided by (b), where (a) is the net investment factor for the Valuation Period ending 14 days prior and (b) is the assumed net investment factor for that Valuation Period based on a 3.5% annual assumed rate. The assumed net investment factor for a Valuation Period of one day is 1.0000942, and for a Valuation Period of two days is
1.0000942 x 1.0000942.

         The value of an Annuity Unit on a day other than a Valuation Date is equal to its value on the next following Valuation Date.

DETERMINATION OF FIRST ANNUITY PAYMENT

         When Annuity Payments commence, the value of the contract is equal to the product of the Accumulation Unit Value on the Valuation Date approximately two weeks prior to the Annuity Commencement Date and the number of Accumulation Units credited to the contract as of the Annuity Commencement Date, less any applicable premium taxes not previously deducted. (See "Premium Tax".)

         The contract contains tables indicating the dollar amount of the first monthly payment under each form of Variable Annuity for each $1,000 of value of the contract. The amount of the first monthly payment depends on the form of annuity and adjusted age of the Annuitant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate such as 3.5%. The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables in the contract by the number of thousands of dollars of value of the contract.

         If a greater first monthly payment would result, the Company will compute the first monthly payment on the same mortality basis as used in determining such payments under Variable Annuity contracts then being issued by the Company for a similar class of Annuitants.

DETERMINATION OF SECOND AND SUBSEQUENT ANNUITY PAYMENTS

         The dollar amount of the first monthly Annuity Payment, determined as described above, is translated into Annuity Units by dividing that amount by the value of an Annuity Unit for the due date of the first Annuity Payment. This number of Annuity Units remains fixed during the annuity period, and in each subsequent month the dollar amount of the Annuity Payment is determined by multiplying this fixed number of Annuity Units by the then current value of an Annuity Unit.

         The interest rate assumed in the mortality tables would produce a level Annuity Unit value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate and there can be no assurance that the net investment rate will be as high as the assumed rate. A higher interest rate assumption would mean a higher initial payment, but more slowly rising subsequent payments or more rapidly falling subsequent payments. A lower assumption would have the opposite effect.


                           FEDERAL TAX CONSIDERATIONS


GENERAL

         The Company is taxed as a life insurance company under Subchapter L of the Code. The operations of Account GIS form a part of the Company's total operation and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions. Tax consequences and limits are described further below for each annuity program.

SECTION 403(b) PLANS AND ARRANGEMENTS

         Purchase payments for tax deferred annuity contracts may be made by an employer for employees under annuity plans adopted by public educational organizations and certain organizations which are tax exempt under Section 501(c)(3) of the Code. Within statutory limits, these payments are not currently includable in the gross income of the participants. Increases in the value of the contract attributable to these purchase payments are similarly not subject to current taxation. The income in the contract is taxable as ordinary income whenever distributed.

         An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59-1/2, except when due to death, disability, or as part of a series of payments for life or life expectancy, or made after the age of 55 with separation from service. There are other statutory exceptions.

         Amounts attributable to salary reductions and income thereon may not be withdrawn prior to attaining the age of 59-1/2, separation from service, death, total and permanent disability, or in the case of hardship as defined by federal tax law and regulations. Hardship withdrawals are available only to the extent of the salary reduction contributions and not from the income attributable to such contributions. These restrictions do not apply to assets held generally as of December 31, 1988.

         Distribution must begin by April 1st of the calendar year following the calendar year in which the Participant attains the age of 70-1/2. Certain other mandatory distribution rules apply at the death of the Participant. Eligible rollover distributions, including most partial or full redemptions or "term-for-years" distributions of less than ten years, are eligible for direct rollover to another 403(b) contract or to an Individual Retirement Arrangement
(IRA) without federal income tax withholding.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, purchase payments made by an employer are not currently taxable to the Participant and increases in the value of a contract are not subject to taxation until received by a Participant or beneficiary.

         Distributions in the form of Annuity or Income Payments are taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the Participant's "investment in the contract" is treated as a return of capital and is not taxable. Payments under Income Option 3 are taxable in full. Certain lump sum distributions described in
Section 402 of the Code may be eligible for special ten-year forward averaging treatment for individuals born before January 1, 1936. All individuals may be eligible for favorable five-year forward averaging of lump sum distributions. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than ten years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

         An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59-1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions.

THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

         Under the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended, certain special provisions may apply to the contract if the Owner of a
Section 403(b) plan contract or certain other tax-benefited contracts requests that the contract be issued to conform to ERISA or if the Company has notice that the contract was issued pursuant to a plan that is subject to ERISA.

         ERISA requires that certain Annuity Options, withdrawals or other payments and any application for a loan secured by the contract may not be made until the Participant has filed a Qualified Election with the plan administrator. Under certain plans, ERISA also requires that a designation of a beneficiary other than the Participant's spouse be invalid unless the Participant has filed a Qualified Election.

         A Qualified Election must include either the written consent of the Participant's spouse, notarized or witnessed by an authorized plan representative, or the Participant's certification that there is no spouse or that the spouse cannot be located.

         The Company intends to administer all contracts to which ERISA applies in a manner consistent with the direction of the plan administrator regarding the provisions of the plan, in accordance with applicable law.

         Because these requirements differ according to the plan, a person contemplating the purchase of an annuity contract should consider the provisions of the plan.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

                  There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a Participant or beneficiary may avoid this result if:

         (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

         (b) a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

         (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70-1/2 or as otherwise required by law.

                  A distribution including a rollover that is not a direct rollover will require the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the Participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the Participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.       OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

                  To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

                  The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of

                  January 1, 2001, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,150 or less per year, will generally be exempt from the withholding requirements.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

         Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


                                  VOTING RIGHTS

         Owners of the Variable Annuity contracts participating in Account GIS will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the account requiring the Owners' approval; (ii) amendment of the investment advisory agreement; (iii) election of the members of the Board of Managers of the account; (iv) ratification of the selection of an independent public accountant for the account; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

         The number of votes which an Owner or a Participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days written notice of the meeting will be given.

         The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract divided by (ii) the value of an Accumulation Unit. During the annuity period, a Participant's voting rights will decline as the reserve for the contract declines. Account GIS is also used to fund certain other Variable Annuity contracts; votes attributable to such other annuities are computed in an analogous manner.

         During the accumulation period, a Participant covered by a contract issued in connection with an H.R.10 plan will have the right to instruct the Owner with respect to all votes attributable to such Participant's individual account. A Participant under a Section 403(b) plan will be deemed the Owner of the contract for the purpose of exercising voting rights attributable to Contributions made on behalf of such Participant. A Participant covered by a contract issued in connection with a corporate pension and profit-sharing plan will have the right to instruct the Owner with respect to votes attributable to Contributions made by the Participant and with respect to any additional votes which are authorized by the terms of the Plan, if any; other votes under such contracts may be cast by the Owner in its sole discretion. During the annuity period, every Participant will have the right to instruct the Owner with respect to all votes attributable to the amount of assets established in Account GIS to meet the annuity obligations related to such Participant. Each Participant having the right to instruct an Owner with respect to any votes shall receive a statement of the number of votes, including fractional votes, attributable to him and stating his rights to instruct the Owner how such votes shall be cast. The Company will provide proxy materials to the Owner for distribution to Participants or will mail such materials directly to the Participants, if requested by the Owner.

         Each Owner will cast the votes for which instructions from Participants have been received in accordance with such instructions; and votes for which Participants were entitled to instruct the Owner but for which the Owner has received no instructions shall be cast by the Owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

         Upon the death of the Participant, all voting rights will vest in the beneficiary of the Variable Annuity contract.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

         The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter and distributor of the Contracts is Travelers Distribution LLC (TDLLC), One Tower Square, Hartford, CT 06183. TDLLC. is affiliated with the Company and the Separate Account.

         Up-front compensation paid to sales representatives will not exceed 7.00% of the purchase payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

                                STATE REGULATION

         The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

         In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                         LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al, was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violation of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000, defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

                                    APPENDIX

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

         This SAI contains more specific information relating to the Separate Account and financial statements of The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

         Description of The Travelers and the Separate Account

                  The Insurance Company

                  The Separate Account

         Investment Objective and Policies

         The Travelers Growth and Income Stock Account for Variable Annuities

         Description of Certain Types of Investments and Investment Techniques Available to the Separate Account

                  Writing Covered Call Options

                  Buying Put And Call Options

                  Futures Contracts

                  Money Market Instruments

         Investment Management and Advisory Services

                  Advisory and Subadvisory Fees

                  TAMIC

                  TIMCO

         Valuation of Assets

         The Board of Managers

         Administrative Services

         Securities Custodian

         Independent Accountants

         Financial Statements

--------------------------------------------------------------------------------


Copies of the Statement of Additional Information dated May 1, 2001 (Form No. L-11161S), are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager

Name:
         -----------------------------------------------------------------------
Address:
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT

                             FOR VARIABLE ANNUITIES


                        Group Variable Annuity Contracts


                                    Issued By


                         THE TRAVELERS INSURANCE COMPANY


                        Pension and Profit-Sharing Plans

                              Section 403(b) Plans




                                                          L-11161 TIC Ed. 5-2001

        TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES




                        GROUP VARIABLE ANNUITY CONTRACTS

                                    issued by

                         THE TRAVELERS INSURANCE COMPANY

                  One Tower Square, Hartford, Connecticut 06183
                             Telephone: 800-842-9368



         The group Variable Annuities described in this Prospectus are available only for use in connection with pension and profit-sharing plans qualified under
Section 401(a) or 403(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The basic purpose of the Variable Annuity contract is to provide lifetime Annuity Payments which will vary with the investment performance of one or more Separate Accounts.

         The Separate Accounts available for funding the Variable Annuities described in this Prospectus have different investment objectives. The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") seeks long-term accumulation of principal through capital appreciation and retention of net investment income. Account GIS proposes to achieve this objective by investing in a portfolio of equity securities, mainly common stocks. The basic investment objective of The Travelers Quality Bond Account for Variable Annuities ("Account QB") is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market obligations and in publicly traded debt securities.

         This Prospectus sets forth concisely the information about Account GIS and Account QB (the "Separate Accounts") that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 1, 2001 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention:
Manager, or by calling 800-842-9368. The Table of Contents of the SAI appears in Appendix A of this Prospectus.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                                TABLE OF CONTENTS


GLOSSARY OF SPECIAL TERMS ...............................................................   iii
SUMMARY .................................................................................    v
FEE TABLE ...............................................................................   vii
CONDENSED FINANCIAL INFORMATION .........................................................   C-1
DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS ..................................    1
     The Insurance Company ..............................................................    1
     The Separate Accounts ..............................................................    1
     General ............................................................................    1

INVESTMENT ALTERNATIVES .................................................................    1
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS) ....................................................    2
     Investment Objective ...............................................................    2
     Fundamental Investment Policies ....................................................    2

THE TRAVELERS QUALITY BOND ACCOUNT FOR
VARIABLE ANNUITIES (ACCOUNT QB) .........................................................    3
     Investment Objective ...............................................................    3
     Fundamental Investment Policies ....................................................    3

MANAGEMENT ..............................................................................    4
VOTING RIGHTS ...........................................................................    4
CHARGES AND DEDUCTIONS ..................................................................    5
     Deductions from Purchase Payments ..................................................    5
     Premium Tax ........................................................................    5
     Annual Contract Charge .............................................................    5
     Investment Advisory and Sub-Advisory Fees ..........................................    5
     Mortality and Expense Risks ........................................................    6
     Change of Contract .................................................................    7

THE VARIABLE ANNUITIES ..................................................................    7
     General Benefit Description ........................................................    7
     Termination by the Company and Termination Amount ..................................    7
     Benefit in the Event of Termination of a Participant, the Plan or the Contract .....    8
     Suspension of Payments .............................................................    8
     Required Reports ...................................................................    8
     Federal and State Income Tax Withholding ...........................................    8

ACCUMULATION PROVISIONS .................................................................    9
     Application of Purchase Payments ...................................................    9
     Number of Accumulation Units .......................................................    9
     Accumulation Unit Value ............................................................    9
     Net Investment Rate and Net Investment Factor ......................................    9
     Cash Value .........................................................................    9
     Cash Surrender (Redemption) or Withdrawal Value ....................................   10
     Surrender Charge ...................................................................   10
     Reinvestment Privilege .............................................................   10

     Transfer Between Separate Accounts .................................................   10
     Distribution from One Account to Another Account ...................................   11

PAYOUT PROVISIONS .......................................................................   11
     General ............................................................................   11
     Separate Account Allocation ........................................................   11
     Determination of First Payment .....................................................   11
     Annuity Unit Value .................................................................   11
     Number of Annuity Units ............................................................   12
     Determination of Second and Subsequent Payments ....................................   12
     Annuity Options ....................................................................   12
     Income Options .....................................................................   13
     Election of Options ................................................................   14

FEDERAL TAX CONSIDERATIONS ..............................................................   14
     General ............................................................................   14
     Qualified Pension and Profit-Sharing Plans .........................................   14
     Federal Income Tax Withholding .....................................................   14
     Tax Advice .........................................................................   16

DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS ..............................................   16
STATE REGULATION ........................................................................   16
LEGAL PROCEEDINGS AND OPINIONS ..........................................................   17
APPENDIX A - Contents of the Statement of Additional Information ........................   18

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: the basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY COMMENCEMENT DATE: the date on which a Participant's Annuity Payments are to begin under the terms of the plan.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments of a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE: the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company.

COMPANY'S HOME OFFICE: the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits and provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

INDIVIDUAL ACCOUNT: Accumulation Units credited to a Participant or beneficiary.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

NET PURCHASE PAYMENT (NET PREMIUM PAYMENT): the amount applied to the purchase of Accumulation Units, which is equal to the Purchase Payment less deductions for sales expenses, any applicable annual contract charge and any applicable premium taxes.

OWNER: the entity to which the master group contract is issued, usually the employer.

OWNER'S ACCOUNT: Accumulation Units credited to the Owner.

PARTICIPANT: an eligible person who participates in the plan.

PARTICIPANT'S INTEREST: the Cash Value to which the Participant is entitled under the Plan.

PLAN: the plan under which the contract is issued.

PURCHASE PAYMENT (PREMIUM PAYMENT): a gross amount paid to the Company under the contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of the Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

THERE ARE ELIGIBILITY REQUIREMENTS FOR PURCHASERS DESCRIBED ELSEWHERE IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE A SOLICITATION OF AN OFFER TO ACQUIRE ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY DESCRIBED IN THIS PROSPECTUS TO ANY PERSON WHO IS INELIGIBLE FOR PURCHASE.

                                     SUMMARY

INTRODUCTION

         There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein. The Travelers Growth and Income Stock Account for Variable Annuities (Account GIS) and The Travelers Quality Bond Account for Variable Annuities (Account QB) are registered with the SEC as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

         The basic investment objectives of the Separate Accounts are as follows: Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Separate Accounts will be achieved.

RISK FACTORS

         The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investors' confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issue. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

         The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to apply principal and interest.

INVESTMENT ADVISORY SERVICES

         Travelers Asset Management International Company LLC ("TAMIC") furnishes investment management and advisory services to Accounts QB and GIS according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%.

         In addition, The Travelers Investment Management Company ("TIMCO") provides sub-advisory services in connection with the day to day operations of Account GIS. For furnishing investment sub-advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate average daily net assets of Account GIS, scaling down to 0.20%. (See "Management," and "Investment Advisory Fees.")

CHARGES AND DEDUCTIONS

         A sales charge equal to 2% (2.04% of the amount invested) of the gross Premium Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% of any applicable annual contract charge. (See "Deductions from Purchase Payments" and "Annual Contract Charge.")

         There is a $50 annual contract charge assessed against each group contract. (See "Annual Contract Charge.")

         A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. (See "Charges and Deductions.")

         A contract may be surrendered (redeemed) for cash, in whole or in part, prior to the commencement of Annuity Payments. There is a surrender charge of 2% of any Cash Value surrendered during the first five contract years. (See "Cash Surrender (Redemption) or Withdrawal Value.")

         Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender, or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

ANNUITY PAYMENTS

         At a Participant's Annuity Commencement Date (usually at retirement), the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options" and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives.

TRANSFERS AND WITHDRAWALS

         In the event that a Participant in the plan is terminated prior to that Participant's Annuity Commencement Date, the Participant's interest may be paid in cash or in other forms of payout. (See "Benefit in the Event of Termination of a Participant, the Plan or the Contract.")

         Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

VOTING RIGHTS

         Owners have certain voting rights under the contracts. (See "Voting Rights.")

OTHER PROVISIONS

         The Company reserves the right to terminate inactive contracts under certain circumstances. (See "Termination by the Company and Termination Amount.")

         The contracts will be sold by life insurance sales representatives representing the Company or certain other registered broker-dealers. (See "Distribution of Variable Annuity Contracts.")

                                    FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)
         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)

                                                                                          GIS               QB
                                                                                          ---               --
CONTRACT OWNER TRANSACTION EXPENSES
         Sales Load Imposed on Purchases (as a percentage of purchase payments) ....      2.00%           2.00%
         Surrender Charge (as a percentage of cash value surrendered) ..............      2.00%           2.00%
ANNUAL CONTRACT FEE (per group Contract) ...........................................    $50.00          $50.00
ANNUAL EXPENSES (as a percentage of average net assets)
         Mortality and Expense Risk Fees ...........................................      1.00%           1.00%
         Management Fees ...........................................................      0.60%           0.32%
TOTAL ANNUAL EXPENSES ..............................................................      1.60%           1.32%

EXAMPLE

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

         If you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                      GIS                         QB
                                      ---                         --
                     1 year           $ 46                       $ 44
                     3 years          $102                       $ 94
                     5 years          $160                       $147
                     10 years         $207                       $177

         If you do not surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                       GIS                         QB
                                       ---                         --
                      1 year           $ 27                       $ 24
                      3 years          $ 83                       $ 74
                      5 years          $141                       $127
                      10 years         $207                       $177

         The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions," and "Surrender Charge." Expenses shown do not include premium taxes which may be applicable.

                         CONDENSED FINANCIAL INFORMATION

                THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR
            VARIABLE ANNUITIES Per Unit Data for an Accumulation and
                  Annuity Unit outstanding throughout each year

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account GIS's
Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account's GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA .................................            2000              1999              1998              1997
  Total investment income ..............................     $      .232       $      .256       $      .234       $      .228
  Operating expenses ...................................            .416              .385              .303              .228
                                                             -----------       -----------       -----------       -----------
  Net investment income (loss) .........................           (.184)            (.129)            (.069)             .000
  Unit Value at beginning of year ......................          23.436            19.253            14.955            11.371
  Net realized and change in unrealized gains (losses) .          (2.754)            4.312             4.367             3.584
                                                             -----------       -----------       -----------       -----------
  Unit Value at end of year ............................     $    20.498       $    23.436       $    19.253       $    14.955
                                                             ===========       ===========       ===========       ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value ................     $     (2.94)      $      4.18       $      4.30       $      3.58
  Ratio of operating expenses to average net assets ....            1.85%             1.85%             1.81%             1.70%
  Ratio of net investment income to average net assets .            (.82)%             (62)%            (.41)%             .00%
  Number of units outstanding at end of year (thousands)          29,879            32,648            32,051            29,545
  Portfolio turnover rate ..............................              52%               47%               50%               64%

SELECTED PER UNIT DATA .................................            1996             1995             1994              1993
  Total investment income ..............................     $      .212      $      .205      $      .189       $      .184
  Operating expenses ...................................            .175             .140             .115              .106
                                                             -----------      -----------      -----------       -----------
  Net investment income (loss) .........................            .037             .065             .074              .078
  Unit Value at beginning of year ......................           9.369            6.917            7.007             6.507
  Net realized and change in unrealized gains (losses) .           1.965            2.387            (.164)             .422
                                                             -----------      -----------      -----------       -----------
  Unit Value at end of year ............................     $    11.371      $     9.369      $     6.917       $     7.007
                                                             ===========      ===========      ===========       ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value ................     $      2.00      $      2.45%            (.09)              .50
  Ratio of operating expenses to average net assets ....            1.70%            1.70%            1.65%             1.57%
  Ratio of net investment income to average net assets .             .36%             .79%            1.05%             1.15%
  Number of units outstanding at end of year (thousands)          27,578           26,688           26,692            28,497
  Portfolio turnover rate ..............................              85%              96%             103%               81%

SELECTED PER UNIT DATA .................................                 1992              1991
  Total investment income ..............................          $      .188       $      .198
  Operating expenses ...................................                 .098              .091
                                                                  -----------       -----------
  Net investment income (loss) .........................                 .090              .107
  Unit Value at beginning of year ......................                6.447             5.048
  Net realized and change in unrealized gains (losses) .                (.030)            1.292
                                                                  -----------       -----------
  Unit Value at end of year ............................          $     6.507       $     6.447
                                                                  ===========       ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value ................                  .06              1.40
  Ratio of operating expenses to average net assets ....                 1.58%             1.58%
  Ratio of net investment income to average net assets .                 1.43%             1.86%
  Number of units outstanding at end of year (thousands)               29,661            26,235
  Portfolio turnover rate ..............................                  189%              319%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA ......................................          2000            1999            1998            1997
  Total investment income ...................................   $      .242     $      .267     $      .243     $      .233
  Operating expenses ........................................          .376            .347            .272            .201
                                                                -----------     -----------     -----------     -----------
  Net investment income (loss) ..............................         (.134)          (.080)          (.029)           .032
  Unit Value at beginning of year ...........................        24.427          20.017          15.510          11.763
  Net realized and change in unrealized gains (losses) ......        (2.875)          4,490           4.536           3.715
                                                                -----------     -----------     -----------     -----------
  Unit Value at end of year .................................        21.418     $    24.427     $    20.017     $    15.510
                                                                ===========     ===========     ===========     ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .....................   $     (3.01)    $      4.41     $      4.51     $      3.75
  Ratio of operating expenses to average net assets .........          1.60%           1.60%           1.56%           1.45%
  Ratio of net investment income (loss) to average net assets          (.57)%          (.37)%          (.16)%           .24%
  Number of units outstanding at end of year (thousands) ....        11,413          12,646          13,894          15,194
  Portfolio turnover rate ...................................            52%             47%             50%             64%

SELECTED PER UNIT DATA ......................................           1996           1995           1994            1993
  Total investment income ...................................           .216           .208    $      .192     $      .189
  Operating expenses ........................................           .154           .123           .100            .092
                                                                 -----------    -----------    -----------     -----------
  Net investment income (loss) ..............................           .062           .085           .092            .097
  Unit Value at beginning of year ...........................          9.668          7.120          7.194           6.664
  Net realized and change in unrealized gains (losses) ......          2.033          2.463          (.166)           .433
                                                                ------------    -----------    -----------     -----------
  Unit Value at end of year .................................    $    11.763    $     9.668    $     7.120     $     7.194
                                                                 ===========    ===========    ===========     ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .....................    $      2.10    $      2.55%          (.07)            .53
  Ratio of operating expenses to average net assets .........           1.45%          1.45%          1.41%           1.33%
  Ratio of net investment income (loss) to average net assets            .60%          1.02%          1.30%           1.40%
  Number of units outstanding at end of year (thousands) ....         16,554         17,896         19,557          21,841
  Portfolio turnover rate ...................................             85%            96%           103%             81%

SELECTED PER UNIT DATA ......................................            1992            1991
  Total investment income ...................................     $      .192     $      .201
  Operating expenses ........................................            .085            .077
                                                                  -----------     -----------
  Net investment income (loss) ..............................            .107            .124
  Unit Value at beginning of year ...........................           6.587           5.145
  Net realized and change in unrealized gains (losses) ......           (.030)          1.318
                                                                  -----------     -----------
  Unit Value at end of year .................................     $     6.664     $     6.587
                                                                  ===========     ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .....................             .08            1.44
  Ratio of operating expenses to average net assets .........            1.33%           1.33%
  Ratio of net investment income (loss) to average net assets            1.67%           2.11%
  Number of units outstanding at end of year (thousands) ....          22,516          24,868
  Portfolio turnover rate ...................................             189%            319%

                         CONDENSED FINANCIAL INFORMATION

                     THE TRAVELERS QUALITY BOND ACCOUNT FOR
            VARIABLE ANNUITIES Per Unit Data for an Accumulation and
                  Annuity Unit outstanding throughout each year

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account GIS's
Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account's GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA ........................................................          2000            1999            1998
  Total investment income .....................................................   $      .427     $      .378     $      .350
  Operating expenses ..........................................................          0.92            .091            .088
                                                                                  -----------     -----------     -----------
  Net investment income .......................................................          .335            .287            .262
  Unit Value at beginning of year .............................................         5.810           5.765           5.393
  Net realized and change in unrealized gains (losses) ........................         (0.82)          (.242)           .110
                                                                                  -----------     -----------     -----------
 Unit Value at end of year ....................................................   $     6.063     $     5.810     $     5.765
                                                                                  ===========     ===========     ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .......................................   $       .25     $       .04     $       .37
  Ratio of operating expenses to average net assets ...........................          1.57%           1.57%           1.57%
  Ratio of net investment income to average net assets ........................          5.69%           4.97%           4.71%
  Number of units outstanding at end of year (thousands) ......................        14,045          17,412          21,251
  Portfolio turnover rate .....................................................           105%            340%           438%

SELECTED PER UNIT DATA ........................................................          1997           1996            1995
  Total investment income .....................................................   $      .342    $      .368     $      .319
  Operating expenses ..........................................................          .082           .078            .073
                                                                                  -----------    -----------     -----------
  Net investment income .......................................................          .260           .290            .246
  Unit Value at beginning of year .............................................         5.060          4.894           4.274
  Net realized and change in unrealized gains (losses) ........................          .073          (.124)           .374
                                                                                  -----------    -----------     -----------
 Unit Value at end of year ....................................................   $     5.393    $     5.060     $     4.894
                                                                                  ===========    ===========     ===========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .......................................   $       .33    $       .17             .62
  Ratio of operating expenses to average net assets ...........................          1.57%          1.57%           1.57%
  Ratio of net investment income to average net assets ........................          5.00%          5.87%           5.29%
  Number of units outstanding at end of year (thousands) ......................        21,521         24,804          27,066
  Portfolio turnover rate .....................................................           196%           176%            138%

SELECTED PER UNIT DATA ........................................................        1994        1993          1992        *1991
  Total investment income .....................................................   $    .310    $   .299      $   .311      $  .299
  Operating expenses ..........................................................        .069        .067          .061         .056
                                                                                  ---------    --------      --------      -------
  Net investment income .......................................................        .241        .232          .250         .243
  Unit Value at beginning of year .............................................       4.381       4.052         3.799        3.357
  Net realized and change in unrealized gains (losses) ........................       (.348)       .097          .003         .199
                                                                                  ---------    --------      --------      -------
 Unit Value at end of year ....................................................   $   4.274    $  4.381      $  4.052      $ 3.799
                                                                                  =========    ========      ========      =======
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .......................................        (.11)        .33           .25          .44
  Ratio of operating expenses to average net assets ...........................        1.57%       1.57%         1.58%        1.57%
  Ratio of net investment income to average net assets ........................        5.62%       5.41%         6.38%        6.84%
  Number of units outstanding at end of year (thousands) ......................      27,033      28,472        20,250       17,211
  Portfolio turnover rate .....................................................          27%         24%           23%          21%

CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA ........................................................         2000           1999           1998
  Total investment income .....................................................         .446     $     .393     $     .363
  Operating expenses ..........................................................         .081           .080           .076
                                                                                  ----------     ----------     ----------
  Net investment income .......................................................         .365           .313           .287
  Unit Value at beginning of year .............................................        6.055          5.994          5.593
  Net realized and change in unrealized gains (losses) ........................        (.085)         (.252)          .114
                                                                                  ----------     ----------     ----------
  Unit Value at end of year ...................................................   $    6.335     $    6.055     $    5.994
                                                                                  ==========     ==========     ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .......................................   $      .28     $      .06     $      .40
  Ratio of operating expenses to average net assets ...........................         1.33%          1.33%          1.33%
  Ratio of net investment income to average net assets ........................         5.93%          5.22           4.96
  Number of units outstanding at end of year (thousands) ......................        5,491          6,224          6,880
  Portfolio turnover rate .....................................................          105%           340%           438%

SELECTED PER UNIT DATA ........................................................         1997          1996           1995
  Total investment income .....................................................   $     .353    $     .379     $     .328
  Operating expenses ..........................................................         .071          .067           .063
                                                                                  ----------    ----------     ----------
  Net investment income .......................................................         .282          .312           .265
  Unit Value at beginning of year .............................................        5.234         5.050          4.400
  Net realized and change in unrealized gains (losses) ........................         .077         (.128)          .385
                                                                                  ----------    ----------     ----------
  Unit Value at end of year ...................................................   $    5.593    $    5.234     $    5.050
                                                                                  ==========    ==========     ==========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .......................................   $      .36    $      .18            .65
  Ratio of operating expenses to average net assets ...........................         1.33%         1.33%          1.33%
  Ratio of net investment income to average net assets ........................         5.25%         6.12%          5.54%
  Number of units outstanding at end of year (thousands) ......................        7,683         8,549          9,325
  Portfolio turnover rate .....................................................          196%          176%           138%

SELECTED PER UNIT DATA ........................................................        1994         1993         1992        *1991
  Total investment income .....................................................    $   .318     $   .306     $   .317     $   .304
  Operating expenses ..........................................................        .059         .058         .050         .048
                                                                                   --------     --------     --------     --------
  Net investment income .......................................................        .259         .248         .267         .256
  Unit Value at beginning of year .............................................       4.498        4.150        3.880        3.421
  Net realized and change in unrealized gains (losses) ........................       (.357)        .100         .003         .203
                                                                                   --------     --------     --------     --------
  Unit Value at end of year ...................................................    $  4.400     $  4.498     $  4.150     $  3.880
                                                                                   ========     ========     ========     ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .......................................        (.10)         .35          .27          .46
  Ratio of operating expenses to average net assets ...........................        1.33%        1.33%        1.33%        1.33%
  Ratio of net investment income to average net assets ........................        5.87%        5.66%        6.61%        7.09%
  Number of units outstanding at end of year (thousands) ......................      10,694       12,489       13,416       14,629
  Portfolio turnover rate .....................................................          27%          24%         23%           21%

* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account QB.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company" or "The Travelers") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

         The Company is indirectly owned by a wholly owned subsidiary of Citigroup Inc. Citigroup Inc. consists of businesses that produce a broad range of financial services, including asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading. Among its businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, Salomon Smith Barney Asset Management, and Travelers Property Casualty.

THE SEPARATE ACCOUNTS

         Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the 1940 Act. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Section 38a-433 contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

         Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

         Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                             INVESTMENT ALTERNATIVES

         The Investment Alternatives available in connection with the Variable Annuity Contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of the Separate Account can be changed without a vote of a majority of the outstanding voting securities of the Separate Account, as defined in the 1940 Act.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)

INVESTMENT ADVISER:        TIMCO

PORTFOLIO MANAGER:         Sandip Bhagat

INVESTMENT OBJECTIVE:      Long-term accumulation of principal through capital
                           appreciation and retention of net investment income.

KEY INVESTMENTS:           Common stock of large U.S. companies.

SELECTION PROCESS:         Account GIS invests primarily in stocks of large U.S.

companies representing a wide range of industries. Stock selection is based on a quantitative screening process which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

         - fixed-income securities such as bonds and notes, including U.S. Government securities;

         -        exchange-traded stock index futures;

         -        covered call options, put options;

         -        foreign securities.

For a complete list of all investments available to Account GIS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investment of Account GIS, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

         1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interest in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

         7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).


                       THE TRAVELERS QUALITY BOND ACCOUNT
                       FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT ADVISER:        TAMIC

PORTFOLIO MANAGER:         F. Denney Voss

INVESTMENT OBJECTIVE:      Current income, moderate capital volatility and total
                           return.

KEY INVESTMENTS:           Investment grade debt securities and money market
                           instruments.

SELECTION PROCESS: The adviser expects that the Fund's investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account's total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

-        treasury bills                 -         bonds, notes, debentures
-        repurchase agreements          -         convertible securities
-        commercial paper               -         when-issued securities
-        certificates of deposit        -         interest rate future contracts
-        banker's acceptances

For a complete list of all investments available to Account QB, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investment of Account QB, please refer to the "Investments, Practices and Risks" section of this prospectus.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

         1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

         2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

         3. purchase interest in real estate represented by securities for which there is an established market;

         4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

         5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

         6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.

                                   MANAGEMENT

         The investments and administration of Accounts GIS and QB are under the direction of their Boards of Managers. Subject to the authority of each Board of Managers, TAMIC and TIMCO furnish investment management and advisory services to Accounts GIS and QB. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

         TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. It's principal offices are located at One Tower Square, Hartford, Connecticut 06183. TAMIC is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company.

         TIMCO is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut. TIMCO is a subsidiary of Salomon Smith Barney Holdings Inc. which is a wholly owned subsidiary of Citigroup Inc.

                                  VOTING RIGHTS

         Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies of or other policies related to the accounts requiring the Owners' approval; (ii) amendment of the investment advisory agreements; (iii) election of the members of the Board of Managers of the accounts; (iv) ratification of the selection of an independent public accountant for the accounts; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

         The number of votes which an Owner or a Participant may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

         The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract divided by (ii) the value of an Accumulation Unit. During the annuity period, a Participant's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts; votes attributable to such other annuities are computed in an analogous manner.

         The Participant's voting rights are set forth in the plan and the plans are qualified under Section 401(a) or 403(b) of the Code (Pension and Profit-Sharing). The Company will provide proxy materials to the Owner or will mail such materials directly to the Participants if requested by the Owner.

         Upon the death of the Participant, all voting rights will vest in the beneficiary of the Variable Annuity contract.

                             CHARGES AND DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

         Prior to the sales charge deduction from the first Purchase Payments in a Contract Year, an annual administrative charge is deducted. (See "Annual Contract Charge,") A sales charge equal to 2% (2.04% of the amount invested) of the gross Purchase Payment is deducted from the Purchase Payments. The sales charge will be reduced by 2% (a maximum dollar amount of $1.00) of any applicable annual contract charge. Maximum and minimum payments which may be made on behalf of any Participant are set forth under the terms of each plan, and in accordance with the administrative rules of the Company.

         An Owner of a group Variable Annuity issued prior to the date of this Prospectus, and any Owner of an individual Variable Annuity funded in either Account GIS or Account QB, may exchange their old Variable Annuity for a Variable Annuity described in this Prospectus, provided the Owner is otherwise eligible for the purchase. The exchange will be executed at net asset value (i.e., with no sales or transfer charges).

         An Owner of a Flexible Premium Annuity Contract issued by the Company may transfer the Cash Surrender Value accumulated and available to the Owner under that contract to a Variable Annuity contract described in this Prospectus, provided the Owner is otherwise eligible.

         If a surrender charge under the Flexible Premium Annuity Contract is applicable to the Cash Value transferred, neither the sales charge normally applicable under the contract described in this Prospectus nor any transfer charge will be applied. If no surrender charge is applicable under the Flexible Premium Annuity Contract, there will be no transfer charge, but the sales charge normally applicable under the contract described in this Prospectus will be applied.

PREMIUM TAX

         Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

ANNUAL CONTRACT CHARGE

         There is a $50 annual contract charge assessed against each group contract. The annual contract charge will be deducted from the first gross Purchase Payment made in each Contract Year. If no gross Purchase Payment is made in a Contract Year, there is no annual contract charge for that year. The annual contract charge is set at a level no higher than the actual cost of administrative expenses.

INVESTMENT ADVISORY AND SUB-ADVISORY FEES

         TAMIC furnishes investment management and advisory services to Account GIS and Account QB, respectively, according to the terms of written agreements.

         TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For investment advisory services rendered to Account GIS, TAMIC receives an amount equivalent to the following:

                     Annual                                      Aggregate Net Asset
                 Management Fee                                  Value of the Account
                 --------------                                  --------------------
                      0.65%             of the first            $   500,000,000, plus
                      0.55%             of the next             $   500,000,000, plus
                      0.50%             of the next             $   500,000,000, plus
                      0.45%             of the next             $   500,000,000, plus
                      0.40%             of amounts over         $2,000,000,000

The advisory fees will be deducted on each valuation date.

         TIMCO furnishes sub-advisory services to Account GIS pursuant to a written agreement with TAMIC.

         For furnishing investment Sub-Advisory Services to Account GIS, TAMIC pays TIMCO an amount equivalent on an annual basis to the following:

                        Annual                                  Aggregate Net Asset
                  Sub-Advisory Fee                              Value of the Account
                  ----------------                              --------------------
                      0.45%             of the first            $   700,000,000, plus
                      0.275%            of the next             $   300,000,000, plus
                      0.25%             of the next             $   500,000,000, plus
                      0.225%            of the next             $   500,000,000, plus
                      0.20%             of amounts over         $2,000,000,000

These fees are calculated daily and paid monthly.

MORTALITY AND EXPENSE RISKS

         While Annuity Payments will reflect the investment performance of the Separate Accounts, they will not be affected by changes in actual mortality experience nor will they be affected by any excess in the Company expenses over expense deductions provided for in the contract.

         The Company is assuming the risk that deductions provided for in the Variable Annuity contract for sales and administrative expenses and the minimum death benefit prior to retirement may be insufficient to cover the actual cost of such items.

         The mortality risk assumed by the Company under the Variable Annuity contract arises from the Company's obligation to continue to make monthly Annuity Payments, determined in accordance with the annuity tables and other provisions contained in the contract, to each Annuitant regardless of how long he or she lives and regardless of how long all Annuitants as a group live. This assures an Annuitant that neither his own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments he or she will receive under the contract, and relieves the Annuitant from the risk that he or she will outlive the funds which have been accumulated for retirement.

         For assuming these risks, the Company makes a charge of 1.0017% on an annual basis of the value of the Separate Account, which charge consists of 0.8500% for mortality risks and 0.1517% for expense risks. If this charge is insufficient to cover the actual cost of these mortality and expense risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be profit to the Company. All deductions and annuity rates are subject to modification with respect to Contributions made on behalf of a Participant in any one year in excess of double the first year's Contribution, and, in the case of deductions for investment advisory services, subject to approval of a modification of the investment advisory agreement by Owners casting a majority of the votes entitled to be cast.

CHANGE OF CONTRACT

         The Company may, at any time, make any changes in the contract, including retroactive changes, to the extent that the change is required to meet the requirements of any federal law or regulation to which the Company is subject.

         Except as provided in the paragraph immediately above, no change may be made in the contract before the fifth anniversary of the Contract Date, and in no event will changes be made with respect to payments being made by the Company under any Annuity Option which has commenced prior to the date of change. On and after the fifth anniversary of the Contract Date, the Company reserves the right to change the deductions from Premium Payments, the Termination Amount (see "Termination by the Company and Termination Amount."), the calculation of the net investment rate and the Unit Value, and the Annuity Tables. Any change in the annuity tables will be applicable only to premiums received under the contract after the change. The ability to make such change lessens the value of mortality and expense guarantees. Other changes (including changes to the annual contract charge) may be applicable either to all Owner's Accounts and Individual Accounts under the contract, to only the Owner's Accounts and Individual Accounts established after the change, or to only premiums received under the contract after the date of change as the Company declares at the time of change. The Company will give notice to the Owner at least 90 days before the date the change is to take effect.

                             THE VARIABLE ANNUITIES

         The group Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

         The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Special Terms.

GENERAL BENEFIT DESCRIPTION

         Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner or Participant, as provided in the plan, on the Participant's Annuity Commencement Date, if the Participant is then living. (See "Automatic Option.") The Owner or the Participant, as provided in the plan, may choose instead a number of alternative arrangements for benefit payments. If the Participant dies before a payout begins, the Company will pay to the Owner or beneficiary, as provided in the plan, the Participant's Interest. The Participant's Interest will be considered the Cash Value of the Participant's Individual Account unless the Company is otherwise instructed by the Owner.

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

         No Purchase Payments after the first are required to keep the contract in effect. However, if the Cash Value in a Participant's Individual Account is less than $500 and no payment has been applied to the Participant's Individual Account for at least three years, the Company reserves the right to terminate the Participant's Individual Account and move the Cash Value of that Participant's Individual Account to the Owner's Account. If the plan does not allow for this movement to the Owner's Account, the Company will pay the Cash Value, adjusted for any applicable premium tax, to the Owner, or to that Participant at the direction of the Owner.

The Company reserves the right to terminate the contract on any Valuation Date if there is no Cash Value in any Participant's Individual Account and if the Cash Value of the Owner's Account, if any, is less than $500 and no payment has been made for at least three years. If the contract is terminated, the Company will pay to the Owner the Cash Value of the Owner's Account, if any, adjusted for any applicable premium tax.

Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner or the Participant, as provided in the plan, at the last known address and to any assignee of record.

BENEFIT IN THE EVENT OF TERMINATION OF A PARTICIPANT, THE PLAN OR THE CONTRACT

         In the event that, prior to the Annuity Commencement Date, the Participant terminates participation in the plan, the plan is terminated, or the contract is terminated, the Owner or that Participant, as provided in the plan with respect to that Participant's Interest, may elect:

         (a) if that Participant is at least 50 years of age, to have that Participant's Interest applied to provide an Annuity or Income Payment;

         (b) if the contract is continued, to have that Participant's Interest applied to continue as a paid-up deferred annuity for that Participant;

         (c) to have the Owner or that Participant, as provided in the plan, receive that Participant's Interest in cash;

         (d) to apply that Participant's Interest under the group contract, on the basis set forth by the Company at the time of the exchange with the same Separate Accounts as are available under the group contract; or

         (e) if that Participant becomes a Participant under another group contract of the same type which is in force with the Company, to transfer that Participant's Interest to that group contract.

         If the contract is continued, any Cash Value to which a terminating Participant is not entitled under the plan will be moved to the Owner's Account. If the contract is terminated, the Owner will receive the Cash Value of the Owner's Account.

         AUTOMATIC BENEFIT--In the event of termination, unless otherwise provided in the plan, a Participant's Interest will (1) if the contract is continued, be applied to continue as a paid-up deferred annuity in accordance with option (b), or (2) if the contract is terminated, be paid in cash to the Owner or that Participant as provided in the plan, in accordance with option
(c).

         ANNUITY PAYMENTS--Termination of this contract or the plan will not affect payments being made under any Annuity Option which has commenced prior to the date of termination.

SUSPENSION OF PAYMENTS

         If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Contract Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

         As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Investment Alternative and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

         The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, Participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, Participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")

                             ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

         The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

         Each Purchase Payment will be applied by the Company to provide Accumulation Units to the credit of an Owner's Account or an Individual Account, as directed by or provided for in the plan. If the application for the contract is in good order, the Company will apply the initial Purchase Payment within two business days of receipt of the Purchase Payment in the mail at the Company's Home Office. If the application is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the Purchase Payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payment until the application is complete. Once the application is complete, the Purchase Payment will be applied within two business days. All Purchase Payments will initially be applied to the Owner's Account. Distributions to Individual Accounts will be allowed in accordance with the terms of "Distribution from One Account to Another Account."

NUMBER OF ACCUMULATION UNITS

         The number of Accumulation Units to be credited to an Owner's Account or an Individual Account in each Investment Alternative upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Investment Alternative by the current Accumulation Unit Value of that Investment Alternative.

ACCUMULATION UNIT VALUE

         The dollar value of an Accumulation Unit for each Investment Alternative was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

         Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of
0.0000363 for Account QB, and 0.0000398 for Account GIS for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to
(i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by (ii) the amount of the assets at the beginning of the Valuation Period.

         At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

         The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.

CASH VALUE

         The Cash Value of an Owner's Account or an Individual Account on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that Owner's Account or Individual Account. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to an Owner's Account or an Individual Account in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

         Before the due date of a Participant's first Annuity Payment, upon receipt of a written request in proper form (including the appropriate countersignature of a Travelers agent), the Company will pay all or any portion of that Participant's Interest, adjusted for any applicable premium tax, to the Owner or the Participant, as provided in the plan. The Owner's Account may be surrendered for cash as provided in the plan without the consent of any Participant. The Company may defer payment of any Cash Surrender Value for a period of not more than seven days after the request in proper form is received in the mail at the Company's Home Office, but it is its intent to pay as soon as possible.

         The Cash Value may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the federal income tax consequences of surrenders, see "Federal Tax
Considerations.")

         The Cash Surrender Value of an Account is equal to the Cash Value less any applicable surrender charge or premium taxes incurred. (See "Surrender Charge.")

SURRENDER CHARGE

         If the Owner terminates an account, in whole or in part, while the contract remains in force, and the Cash Value of the terminated account is either to be paid in cash to the Owner or a Participant or to be transferred to any other funding vehicle, a surrender charge of 2% of any Cash Value surrendered during the first five contract years will be deducted from the terminating account. There is no surrender charge after the fifth contract year. A surrender charge will not be assessed if the Cash Value is payable under the terms of the Plan as a retirement benefit effected no earlier than five years prior to the Participant's normal retirement date, or as a death or disability benefit. The surrender charge will reimburse the Company only for its actual administrative costs in establishing group contracts.

         The use of a percentage surrender charge weighs disproportionately upon Participants with large dollar amounts in their accounts, and who surrender Cash Value during the first five contract years.

REINVESTMENT PRIVILEGE

         If an Owner or a Participant has surrendered his or her account, in whole or in part, in anticipation of investing in another tax-qualified investment medium, and has not previously exercised a reinvestment privilege as to any Separate Accounts described in this Prospectus, he or she may, if the proceeds have not lost their tax-qualified status under the Code, reinvest the proceeds in the Separate Accounts. Amounts will be reinvested at the Accumulation Unit Value (without a sales charge) next calculated after the payment is received in the mail by the Company. The reinvestment must be made within 30 days after the date of the redemption. Before an Owner or a Participant surrenders his or her account, in whole or in part, he or she should consult his or her tax adviser to be sure that the proceeds will retain their tax-qualified status.

TRANSFER BETWEEN SEPARATE ACCOUNTS

         At any time up to 30 days before the due date of a Participant's first Annuity Payment, upon written request to the Company by the Owner or the Participant, as provided in the plan, all or any part of the Cash Value in an Individual Account may be transferred from one Separate Account to any other Separate Account described in this Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers in an Owner's Account or an Individual Account to less than one in any six-month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner or the Participant, as provided in the plan, at its Home Office. There is currently no Separate Account transfer charge. Once a Participant's Annuity Payments begin, no further transfers in the Participant's Individual Account may be made between the Separate Accounts.

DISTRIBUTION FROM ONE ACCOUNT TO ANOTHER ACCOUNT

         The Owner may, as provided in the plan, distribute Cash Value from the Owner's Account to one or more Individual Accounts. There is currently no account distribution charge.

         No distribution will be allowed between Individual Accounts.

         The Owner may, as required and provided in the plan, move Cash Value from any or all Individual Accounts to the Owner's Account without a charge.

                                PAYOUT PROVISIONS

GENERAL

         Annuity Payments for a particular Participant will ordinarily begin on that Participant's Annuity Commencement Date as stated in the Participant's Certificate. However, a later Annuity Commencement Date may be elected. This Annuity Commencement Date must be before the Participant's 70th birthday, unless the Company consents to a later date. Federal income tax law requires that the Annuitant commence certain minimum distribution payments from pension and profit-sharing plans after the Participant reaches the age of 70-1/2, and that certain patterns of payment be commenced or continued after the death of the Annuitant. A number of payout options are available (see "Annuity Options" and "Income Options.").

SEPARATE ACCOUNT ALLOCATION

         When Annuity Payments commence, the accumulated value in each Separate Account will be applied to provide an Annuitant with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," Cash Value may be transferred from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

         The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

         The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Participant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

         The dollar value of an Annuity Unit for each Investment Alternative was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

         Specifically, the Annuity Unit Value for an Investment Alternative as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is 1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

         The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

         The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Investment Alternative by the Investment Alternative's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period.

DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

         The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of the applicable Investment Alternative. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each Investment Alternative by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

         Subject to conditions described in "Election of Options" and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on that Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of that Participant, may be paid under one or more of the Annuity Options described below.

         AUTOMATIC OPTION--Unless otherwise specified in the plan and if no election has been made, and if the Participant is living and has a spouse, the Company will, on that Participant's Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant as the primary payee and the Participant's spouse in accordance with Option 5. If the Participant is living and no election has been made and the Participant has no spouse, the Company will, on the Annuity Commencement Date, pay to the Participant the first of a series of Annuity Payments based on the life of the Participant, in accordance with Option 2 with 120 monthly payments assured.

         OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment preceding death since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

         OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED:
The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the annuity began.

         OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

         OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

         OPTION 5 -- JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

         OPTION 6 -- OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

         Instead of the Annuity Options described above, and subject to the conditions described under "Election of Options," and the plan, all or any part of a Participant's Interest otherwise payable in one sum to the Owner or that Participant on the Participant's Annuity Commencement Date or prior Cash Surrender of an Individual Account, or amounts payable in one sum to the beneficiary upon the death of the Participant, may be paid under one or more of the Income Options described below.

         OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The final payment will include any amount insufficient to make another full payment.

         OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

         OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. This Option will generally be inappropriate under federal tax law for periods that exceed the Participant's attainment of age 70-1/2.

         The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period.

         While Income Options do not directly involve mortality risks for the Company, a Contract Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income Payments have been received under an Income Option. Before an Owner or the Participant, as provided in the plan, makes any

Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

         Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Participant must be made by the Owner or the Participant, as provided in the plan. The terms of the options elected by some Participants or beneficiaries may be restricted to meet the requirements of Section 401(a)(9) of the Internal Revenue Code. If, at the death of a Participant, there is no election in effect for that Participant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

         The Company is taxed as a life insurance company under Subchapter L of the Code. The Separate Accounts that form the investment alternatives described herein are treated as part of the total operations of the Company and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions. Tax consequences and limits are described further below for each annuity program.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing trust described in Section 401(a) of the Code and exempt from tax under Section 501(a) of the Code, Purchase Payments made by an employer are not currently taxable to the Participant and increases in the value of a contract are not subject to taxation until received by a Participant or beneficiary.

         Distributions in the form of Annuity or Income Payments are taxable to the Participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the Participant's "investment in the contract" is treated as a return of capital and is not taxable. Payments under Income Option 3 are taxable in full. Certain lump-sum distributions described in
Section 402 of the Code may be eligible for special ten-year forward averaging treatment for individuals born before January 1, 1936. All individuals may be eligible for favorable five-year forward averaging of lump-sum distributions. Certain eligible rollover distributions including most partial and full surrenders or term-for-years distributions of less than 10 years are eligible for direct rollover to an eligible retirement plan or to an IRA without federal income tax withholding.

         An additional tax of 10% will apply to any taxable distribution received by the Participant before the age of 59-1/2, except by reason of death, disability or as part of a series of payments for life or life expectancy, or at early retirement at or after the age of 55. There are other statutory exceptions.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

         1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(B) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

                  There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a Participant or beneficiary may avoid this result if:

                  (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

                  (b) a complete term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

                  (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 70-1/2 or as otherwise required by law.

                  A distribution including a rollover that is not a direct rollover will require the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the Participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the Participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

         2.       OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

                  To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

         3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

                  The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2001, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,150 or less per year, will generally be exempt from the withholding requirements.

         Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

         Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

         Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, Participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.


                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

         The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter and distributor of the Contracts is Travelers Distribution LLC (TDLLC), One Tower Square, Hartford, CT 06183. TDLLC is affiliated with the Company and the Separate Account.

         Up-front compensation paid to sales representatives will not exceed 7.00% of the purchase payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.


                                STATE REGULATION

         The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

         In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.

                         LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting the Separate Accounts. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al, was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violation of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000, defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

                                   APPENDIX A

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


The SAI contains more specific information relating to the Separate Accounts and financial statements of The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

         Description of The Travelers and the Separate Accounts

              The Insurance Company

              The Separate Accounts

         Investment Objectives and Policies

              The Travelers Growth and Income Stock Accounts for Variable Annuities

              The Travelers Quality Bond Account for Variable Annuities

         Description of Certain Types of Investments and Investment Techniques Available to the Separate Accounts

              Writing Covered Call Options

              Buying Put and Call Options

              Futures Contracts

              Money Market Instruments

         Investment Management and Advisory Services

              Advisory and Subadvisory Fees

              TAMIC

              TIMCO

         Valuation of Assets

         The Board of Managers

         Administrative Services

         Securities Custodian

         Independent Accountants

         Financial Statements

--------------------------------------------------------------------------------

Copies of the Statement of Additional Information dated May 1, 2001 (Form No. L-11162S), are available without charge. To request a copy, please clip this coupon on the dotted line above, enter your name and address in the spaces provided below, and mail to: The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030.

Name: _______________________________________________________________________
Address: ____________________________________________________________________
         ____________________________________________________________________

                  HE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                       AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                        GROUP VARIABLE ANNUITY CONTRACTS

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                       Pension and Profit-Sharing Programs



L-11162                                                         TIC   Ed. 5-2001

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES


                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                    issued by

                         THE TRAVELERS INSURANCE COMPANY
                  One Tower Square, Hartford, Connecticut 06183
                             Telephone: 800-842-9368


The basic purpose of the variable annuity contract described in this Prospectus is to provide lifetime annuity payments which will vary with the investment performance of one or more Separate Accounts. The contracts described in this Prospectus are available for use by purchasers who previously held individual nonqualified contracts issued by The Travelers Insurance Company ("Company") and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts (Contract Numbers VG-30 and LVA-10FB) and who exchanged such contracts in 1993 for the contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing contracts.

The Separate Accounts available for funding the variable annuities described in this Prospectus have different investment objectives. The Travelers Growth and Income Stock Account for Variable Annuities ("Account GIS") seeks long-term accumulation of principal through capital appreciation and retention of net investment income, by investing in a portfolio of equity securities, mainly common stocks. The Travelers Quality Bond Account for Variable Annuities ("Account QB") seeks to select investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return. Account QB proposes to achieve this objective by investing in money market instruments and publicly traded debt securities. The Contract Owner bears the investment risk.

This Prospectus sets forth concisely the information about the Separate Accounts that you should know before investing. Please read it and retain it for future reference. Additional information about the Separate Accounts is contained in a Statement of Additional Information ("SAI") dated May 1, 2001 which has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. A copy may be obtained, without charge, by writing to The Travelers Insurance Company, Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, Attention: Manager, or by calling 800-842-9368. The Table of Contents of the SAI appears in Appendix A of this Prospectus.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE ANNUITY CONTRACTS ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.





                   THE DATE OF THIS PROSPECTUS IS MAY 1, 2001.

                                TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS ..................................................   iii
SUMMARY ....................................................................   iv
FEE TABLE ..................................................................   vii
CONDENSED FINANCIAL INFORMATION ............................................   C-1
DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS .....................    1
  The Insurance Company ....................................................    1
  The Separate Accounts ....................................................    1
  General ..................................................................    1
INVESTMENT ALTERNATIVES ....................................................    1
THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT GIS) .......................................    2
  Investment Objective .....................................................    2
  Fundamental Investment Policies ..........................................    2
THE TRAVELERS QUALITY BOND ACCOUNT
FOR VARIABLE ANNUITIES (ACCOUNT QB) ........................................    3
  Investment Objective .....................................................    3
  Fundamental Investment Policies ..........................................    3
MANAGEMENT .................................................................    4
VOTING RIGHTS ..............................................................    4
CHARGES AND DEDUCTIONS .....................................................    5
    Deductions from Purchase Payments ......................................    5
    Premium Tax ............................................................    5
    Minimum Death Benefit and Minimum Accumulated Value Benefit Charge .....    5
    Insurance Charge .......................................................    5
    Investment Advisory and Sub-Advisory Fees ..............................    6
THE VARIABLE ANNUITIES .....................................................    6
    General Benefit Description ............................................    6
    Termination by the Company and Termination Amount ......................    7
    Deferred Maturity Option ...............................................    7
    Suspension of Payments .................................................    7
    Required Reports .......................................................    7
    Federal and State Income Tax Withholding ...............................    7
ACCUMULATION PROVISIONS ....................................................    7
    Application of Purchase Payments .......................................    7
    Number of Accumulation Units ...........................................    8
    Accumulation Unit Value ................................................    8
    Net Investment Rate and Net Investment Factor ..........................    8
    Cash Value .............................................................    8
    Cash Surrender (Redemption) or Withdrawal Value ........................    9
    Death Benefit ..........................................................    9
    Minimum Accumulated Value Benefit Upon Election of an Annuity-Account QB    9
    Right to Return ........................................................    9
    Transfer Between Separate Accounts .....................................    9


PAYOUT PROVISIONS ..........................................................   10

    Separate Account Allocation ............................................   10
    Determination of First Payment .........................................   10
    Annuity Unit Value .....................................................   10
    Number of Annuity Units ................................................   11
    Determination of Second and Subsequent Payments ........................   11
    Annuity Options ........................................................   11
    Income Options .........................................................   12
    Election of Options ....................................................   13

FEDERAL TAX CONSIDERATIONS .................................................   13
    General ................................................................   13
    Nonqualified Annuities .................................................   13
    Federal Income Tax Withholding .........................................   14
    Tax Advice .............................................................   14
DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS .................................   15
STATE REGULATION ...........................................................   15
LEGAL PROCEEDINGS AND OPINIONS .............................................   15
APPENDIX A - Contents of the Statement of Additional Information ...........   16

                            GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCUMULATION UNIT: basic measure used to determine the value of a contract before Annuity Payments begin.

ANNUITANT: the person on whose life the Variable Annuity contract is issued.

ANNUITY PAYMENTS: a series of periodic payments for life; for life with either a minimum number of payments or a determinable sum assured; or for the joint lifetime of the Annuitant and another person and thereafter during the lifetime of the survivor.

ANNUITY UNIT: the basic measure used to determine the dollar amount of Annuity Payments.

BOARD OF MANAGERS: the persons directing the investment and administration of a managed Separate Account.

CASH SURRENDER VALUE (REDEMPTION VALUE): the amount payable to the Owner or other payee upon termination of the contract during the lifetime of the Annuitant.

CASH VALUE: the current value of Accumulation Units credited to the contract less any administrative charges.

COMPANY: The Travelers Insurance Company. Also referred to as "us" or "we."

COMPANY'S HOME OFFICE: the principal offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut.

CONTRACT DATE: the date on which the contract, benefits, and the provisions of the contract become effective.

CONTRACT YEARS: annual periods computed from the Contract Date.

INCOME PAYMENTS: optional forms of periodic payments made by the Company which are not based on the life of the Annuitant.

MAJORITY VOTE: a "majority vote of the outstanding voting securities" is defined in the Investment Company Act of 1940 as the lesser of (i) 67% or more of the votes present at a meeting, if Contract Owners holding more than 50% of the total voting power of all Contract Owners in the Separate Account are present or represented by proxy, or (ii) more than 50% of the total voting power of all Contract Owners in the Separate Account.

MATURITY DATE: the date on which the first Annuity Payment is to begin.

MINIMUM ACCUMULATED VALUE BENEFIT: the minimum amount applied to effect an Annuity with respect to amounts allocated to Account QB.

MINIMUM DEATH BENEFIT: the minimum amount payable upon the death of an Annuitant before Annuity or Income Payments begin.

NET PURCHASE PAYMENT: the amount applied to the purchase of Accumulation Units, which is equal to the purchase payment less deductions for sales expenses and any applicable premium taxes.

OWNER: a person having rights to benefits under the contract during the lifetime of the Annuitant; the owner may or may not be the Annuitant.

PURCHASE PAYMENT: a gross amount paid to the Company under a variable annuity contract during the accumulation period.

SEPARATE ACCOUNT: assets set aside by the Company, the investment experience of which is kept separate from that of other assets of the Company; for example, The Travelers Growth and Income Stock Account for Variable Annuities.

VALUATION DATE: generally, a day on which the Separate Account is valued. A valuation date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units and Annuity Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD: the period between the close of business on successive Valuation Dates.

VARIABLE ANNUITY: an annuity contract which provides for accumulation and for Annuity Payments which vary in amount in accordance with the investment experience of a Separate Account.

There are eligibility requirements for purchasers described elsewhere in this Prospectus. This Prospectus does not constitute a solicitation of an offer to acquire any interest or participation in the Variable Annuity described in this Prospectus to any person who is ineligible for purchase.

                                     SUMMARY

INTRODUCTION
This Prospectus describes an individual flexible premium variable annuity Contract offered by The Travelers Insurance Company (the "Company"). The Contract is available for use by individual non-qualified purchasers who previously held individual contracts issued by the Company and funded by The Travelers Fund B for Variable Contracts and/or The Travelers Fund B-1 for Variable Contracts and who exchanged such contracts in 1993 for the Contracts offered by this Prospectus. The Contracts described herein are not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. A contract may be returned within ten days of purchase. The applicant bears the investment risk during the period. (See "Right to Return.")

INVESTMENT ALTERNATIVES
There are two Separate Accounts currently available for funding the Variable Annuity contracts described herein: Account GIS and Account QB. Both Accounts are registered with the SEC as diversified open-end management investment companies under the Investment Company Act of 1940, as amended ("1940 Act"). The basic investment objectives of these separate accounts are as follows: Account GIS--long-term accumulation of principal through capital appreciation and retention of net investment income; and Account QB--current income, moderate capital volatility and total return. As is true with all investment companies, there can be no assurance that the objectives of the Investment Alternatives will be achieved. (For a complete discussion of the investment objectives and policies for these funds, please refer to the "Investment Alternatives" section beginning on page 1.)

RISK FACTORS
The investment experience on equity investments over a period of time will tend to reflect levels of stock market prices and dividend payouts. Both are affected by diverse factors, including not only business conditions and investor confidence in the economy, but current conditions in a particular industry or company. The yield on a common stock is not contractually determined. Equity securities are subject to financial risks relating to the earning stability and overall financial soundness of an issuer. They are also subject to market risks relating to the effect of general changes in the securities market on the price of a security.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

INVESTMENT ADVISORY SERVICES
Travelers Asset Management International Company LLC ("TAMIC") furnishes such services to Account QB and Account GIS, according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net asset value of Account QB. TAMIC receives an amount equivalent on an annual basis to a maximum of 0.65% of the aggregate average daily net assets of Account GIS, scaling down to 0.40%. In addition, The Travelers Investment Management Company ("TIMCO") provides sub-advisory services in connection with the day-to-day operations of Account GIS. For furnishing investment sub-advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate average daily net assets of Account GIS, scaling down to 0.20%. (See "Management," and "Investment Advisory Fees.")

SALES CHARGES
Prior to the Maturity Date, all or part of the contract value may be withdrawn. (See "Cash Surrender (Redemption) or Withdrawal Value.") A federal tax penalty may apply. This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum purchase payment under this contract.

OTHER CHARGES
Premium taxes may apply to annuities in a few states. These taxes currently range from 0.5% to 5.0%, depending upon jurisdiction. The Company will deduct any applicable premium tax from the Contract Value, either upon death, surrender or annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law. (See "Premium Tax.")

A deduction of 1.0017% on an annual basis will be made on each Valuation Date for mortality and expense risks assumed by the Company. The 1.0017% insurance charge is comprised of 0.8500% for mortality risks and 0.1517% for expense risks. (See "Insurance Charge.")

ANNUITY PAYMENTS
At the Maturity Date, the contract provides lifetime Annuity Payments, as well as other types of payout plans. (See "Annuity Options" and "Income Options.") If a variable payout is selected, the payments will continue to vary with the investment performance of the selected Investment Alternatives. Before Annuity or Income Payments begin, transfers may be made among available Investment Alternatives without fee, penalty or charge. (See "Transfer Between Separate Accounts.")

OTHER PROVISIONS
If the Annuitant dies before Annuity or Income Payments begin, the death benefit is the larger of the Cash Value less any premium tax, or Premium Payments less prior surrenders. There is no charge for the Minimum Death Benefit. (See "Death Benefit", and "Charges and Deductions.")

After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period. There is no charge for the Minimum Accumulated Value Benefit. (See "Minimum Accumulated Value Benefit" and "Charges and Deductions.")

Purchasers have certain voting rights under the contracts. (See "Voting Rights.") The Company reserves the right to terminate inactive contracts under certain circumstances. (See "Termination by the Company and Termination Amount.")

                                    FEE TABLE

   THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (GIS)

         THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (QB)

                                                               GIS        QB
                                                               ---        --
CONTRACT OWNER TRANSACTION EXPENSES
        Sales Charge for Additional Purchase Payments*         4.00%     4.00%
ANNUAL EXPENSES (as a percentage of average net assets)
        Mortality and Expense Risk Fees                        1.00%     1.00%
        Management Fees                                        0.60%     0.32%
        TOTAL ANNUAL EXPENSES                                  1.60%     1.32%


EXAMPLE
THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

For additional purchase payments made into the Contract subsequent to the Exchange Offer (4% Sales Charge applies), whether or not you surrender your contract at the end of the applicable period, you would have paid the following expenses on a $1,000 investment, assuming a 5% annual return on assets, after:

                                     GIS            QB
                                     ---            --

                      1 year        $64            $61

                      3 years       $96            $88

                      5 years       $132           $117

                      10 years      $182           $153



The purpose of the Fee Table is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner will bear directly or indirectly. For more complete descriptions of the various costs and expenses, including possible waivers or reductions of these expenses, see "Charges and Deductions." Expenses shown do not include premium taxes which may be applicable.


     * This Contract is not available for new sales; however, additional purchase payments may be made by purchasers who own existing contracts.

                         CONDENSED FINANCIAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account GIS's
Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account's GIS's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                          2000        1999        1998        1997         1996        1995
                                                            ---------   ---------    ---------    ---------   ---------   ---------
  Total investment income ..............................    $    .232   $    .256    $    .234    $    .228   $    .212   $    .205
  Operating expenses ...................................         .416        .385         .303         .228        .175        .140
                                                            ---------   ---------    ---------    ---------   ---------   ---------
  Net investment income (loss) .........................        (.184)      (.129)       (.069)        .000        .037        .065
  Unit Value at beginning of year ......................       23.436      19.253       14.955       11.371       9.369       6.917
  Net realized and change in unrealized gains (losses) .       (2.754)      4.312        4.367        3.584       1.965       2.387
                                                            ---------   ---------    ---------    ---------   ---------   ---------
  Unit Value at end of year ............................    $  20.498   $  23.436    $  19.253    $  14.955   $  11.371   $   9.369
                                                            =========   =========    =========    =========   =========   =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value ................    $  (2.94)   $    4.18    $    4.30    $    3.58   $    2.00   $    2.45%
  Ratio of operating expenses to average net assets ....        1.85%        1.85%        1.81%        1.70%       1.70%       1.70%
  Ratio of net investment income (loss) to average net
    assets .............................................        (.82)%        (62)%       (.41)%        .00%        .36%        .79%
  Number of units outstanding at end of year
    (thousands).........................................      29,879       32,648       32,051       29,545      27,578      26,688
  Portfolio turnover rate ..............................          52%          47%          50%          64%         85%         96%


SELECTED PER UNIT DATA                                          1994        1993       1992       1991
                                                             ----------   ---------  --------   --------
  Total investment income ..............................     $     .189   $    .184  $   .188   $   .198
  Operating expenses ...................................           .115        .106      .098       .091
                                                             ----------   ---------  --------   --------
  Net investment income (loss) .........................           .074        .078      .090       .107
  Unit Value at beginning of year ......................          7.007       6.507     6.447      5.048
  Net realized and change in unrealized gains (losses) .          (.164)       .422     (.030)     1.292
                                                             ----------   ---------  --------   --------
  Unit Value at end of year ............................     $    6.917   $   7.007  $  6.507   $  6.447
                                                             ==========   =========  ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value ................           (.09)        .50       .06       1.40
  Ratio of operating expenses to average net assets ....           1.65%       1.57%     1.58%      1.58%
  Ratio of net investment income (loss)
      to average net assets ............................           1.05%       1.15%     1.43%      1.86%
  Number of units outstanding at end of year
      (thousands) ......................................         26,692      28,497    29,661     26,235
  Portfolio turnover rate ..............................            103%         81%      189%       319%



CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                             2000        1999         1998        1997       1996      1995
                                                                --------    ---------    ---------    --------   --------  --------
  Total investment income ...................................   $   .242    $    .267    $    .243    $   .233      .216       .208
  Operating expenses ........................................       .376         .347         .272        .201      .154       .123
                                                                --------    ---------    ---------    --------   --------  --------
  Net investment income (loss) ..............................      (.134)       (.080)       (.029)       .032      .062       .085
  Unit Value at beginning of year ...........................     24.427       20.017       15.510      11.763     9.668      7.120
  Net realized and change in unrealized gains (losses) ......     (2.875)       4,490        4.536       3.715     2.033      2.463
                                                                --------    ---------    ---------    --------   --------  --------
  Unit Value at end of year .................................     21.418    $  24.427    $  20.017    $ 15.510   $11.763   $  9.668
                                                                ========    =========    =========    ========   ========  ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .....................   $  (3.01)   $    4.41    $    4.51    $   3.75   $  2.10   $   2.55%
  Ratio of operating expenses to average net assets .........       1.60%        1.60%        1.56%       1.45%     1.45%      1.45%
  Ratio of net investment income (loss) to average net assets       (.57)%       (.37)%       (.16)%       .24%      .60%      1.02%
  Number of units outstanding at end of year (thousands) ....     11,413       12,646       13,894      15,194    16,554     17,896
  Portfolio turnover rate ...................................         52%          47%          50%         64%       85%        96%


SELECTED PER UNIT DATA                                                1994      1993       1992     1991
                                                                   ---------   -------   -------   -------
  Total investment income ...................................      $    .192   $  .189   $  .192   $  .201
  Operating expenses ........................................           .100      .092      .085      .077
                                                                   ---------   -------   -------   -------
  Net investment income (loss) ..............................           .092      .097      .107      .124
  Unit Value at beginning of year ...........................          7.194     6.664     6.587     5.145
  Net realized and change in unrealized gains (losses) ......          (.166)     .433     (.030)    1.318
                                                                   ---------   -------   -------   -------
  Unit Value at end of year .................................      $   7.120   $ 7.194   $ 6.664   $ 6.587
                                                                   =========   =======   =======   =======

SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value .....................           (.07)      .53       .08      1.44
  Ratio of operating expenses to average net assets .........           1.41%     1.33      1.33%     1.33%
  Ratio of net investment income (loss) to average net assets           1.30%     1.40%     1.67%     2.11%
  Number of units outstanding at end of year (thousands) ....         19,557    21,841    22,516    24,868
  Portfolio turnover rate ...................................            103%       81%      189%      319%

                         CONDENSED FINANCIAL INFORMATION

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

Per Unit Data for an Accumulation and Annuity Unit outstanding throughout each year

The following information on per unit data has been audited by KPMG LLP, independent accountants, whose report thereon appears in Account QB's
Annual Report as of December 31, 2000. The following information for the fiscal years ended December 31, 1991 through December 31, 1998 has been audited by other independent accountants. The information set out below should be read in conjunction with the financial statements and related notes that also appear in Account's QB's Annual Report, which is incorporated by reference into the Statement of Additional Information.

CONTRACTS ISSUED ON OR AFTER MAY 16, 1983.

SELECTED PER UNIT DATA                                          2000       1999      1998        1997       1996       1995
                                                             --------   --------   --------   --------    --------   --------
  Total investment income ..............................     $   .427   $   .378   $   .350   $   .342    $   .368   $   .319
  Operating expenses ...................................         0.92       .091       .088       .082        .078       .073
                                                             --------   --------   --------   --------    --------   --------
  Net investment income ................................         .335       .287       .262       .260        .290       .246
  Unit Value at beginning of year ......................        5.810      5.765      5.393      5.060       4.894      4.274
  Net realized and change in unrealized gains (losses) .        (0.82)     (.242)      .110       .073       (.124)      .374
                                                             --------   --------   --------   --------    --------   --------
 Unit Value at end of year .............................     $  6.063   $  5.810   $  5.765   $  5.393    $  5.060   $  4.894
                                                             ========   ========   ========   ========    ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value ................     $    .25   $    .04   $    .37   $    .33    $    .17        .62
  Ratio of operating expenses to average net assets ....         1.57%      1.57%      1.57%      1.57%       1.57%      1.57%
  Ratio of net investment income to average net assets .         5.69%      4.97%      4.71%      5.00%       5.87%      5.29%
  Number of units outstanding at end of year
      (thousands) ......................................       14,045     17,412     21,251      21,521     24,804     27,066
  Portfolio turnover rate ..............................          105%       340%       438%       196%        176%       138%


SELECTED PER UNIT DATA                                          1994       1993       1992    *  1991
                                                              --------   --------   --------  --------
  Total investment income ..............................      $   .310   $   .299   $   .311  $   .299
  Operating expenses ...................................          .069       .067       .061      .056
                                                              --------   --------   --------  --------
  Net investment income ................................          .241       .232       .250      .243
  Unit Value at beginning of year ......................         4.381      4.052      3.799     3.357
  Net realized and change in unrealized gains (losses) .         (.348)      .097       .003      .199
                                                              --------   --------   --------  --------
 Unit Value at end of year .............................      $  4.274   $  4.381   $  4.052  $  3.799
                                                              ========   ========   ========  ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value ................          (.11)       .33        .25       .44
  Ratio of operating expenses to average net assets ....          1.57%      1.57%      1.58%     1.57%
  Ratio of net investment income to average net assets .          5.62%      5.41%      6.38%     6.84%
  Number of units outstanding at end of year
      (thousands) ......................................        27,033     28,472     20,250    17,211
  Portfolio turnover rate ..............................            27%        24%        23%       21%


CONTRACTS ISSUED PRIOR TO MAY 16, 1983.

SELECTED PER UNIT DATA                                          2000       1999      1998       1997        1996       1995
                                                             --------   --------   --------   --------    --------   --------
  Total investment income ..............................         .446   $   .393   $   .363   $   .353    $   .379   $   .328
  Operating expenses ...................................         .081       .080       .076       .071        .067       .063
                                                             --------   --------   --------   --------    --------   --------
  Net investment income ................................         .365       .313       .287       .282        .312       .265
  Unit Value at beginning of year ......................        6.055      5.994      5.593      5.234       5.050      4.400
  Net realized and change in unrealized gains (losses) .        (.085)     (.252)      .114       .077       (.128)      .385
                                                             --------   --------   --------   --------    --------   --------
  Unit Value at end of year ............................     $  6.335   $  6.055   $  5.994   $  5.593    $  5.234   $  5.050
                                                             ========   ========   ========   ========    ========   ========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value ................     $   .28    $   .06    $   .40    $   .36     $   .18        .65
  Ratio of operating expenses to average net assets ....        1.33%      1.33%      1.33%      1.33%       1.33%      1.33%
  Ratio of net investment income to average net assets .        5.93%      5.22%      4.96%      5.25%       6.12%      5.54%
  Number of units outstanding at end of year
      (thousands) ......................................      5,491      6,224      6,880      7,683       8,549      9,325
  Portfolio turnover rate ..............................         105%       340%       438%       196%        176%       138%


SELECTED PER UNIT DATA                                            1994         1993        1992    *  1991
                                                                ---------   ---------  ---------  ---------
  Total investment income ..............................        $    .318   $    .306  $    .317  $    .304
  Operating expenses ...................................             .059        .058       .050       .048
                                                                ---------   ---------  ---------  ---------
  Net investment income ................................             .259        .248       .267       .256
  Unit Value at beginning of year ......................            4.498       4.150      3.880      3.421
  Net realized and change in unrealized gains (losses) .            (.357)       .100       .003       .203
                                                                ---------   ---------  ---------  ---------
  Unit Value at end of year ............................        $   4.400   $   4.498  $   4.150  $   3.880
                                                                =========   =========  =========  =========
SIGNIFICANT RATIOS AND ADDITIONAL DATA
  Net increase (decrease) in unit value ................            (.10)        .35        .27        .46
  Ratio of operating expenses to average net assets ....            1.33%       1.33%      1.33%      1.33%
  Ratio of net investment income to average net assets .            5.87%       5.66%      6.61%      7.09%
  Number of units outstanding at end of year
     (thousands) .......................................         10,694      12,489     13,416     14,629
  Portfolio turnover rate ..............................              27%         24%        23%        21%




* On May 1, 1990, TAMIC replaced TIMCO as the investment adviser for Account QB.

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company" or "The Travelers", "us" or "we") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

     The Company is indirectly owned by a wholly owned subsidiary of Citigroup Inc. Citigroup Inc. consists of businesses that produce a broad range of financial services, including asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading. Among its businesses are Citibank, Commercial Credit, Primerica Financial Services, Salomon Smith Barney, Salomon Smith Barney Asset Management, and Travelers Property Casualty.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts available under the Variable Annuity contracts described in this Prospectus is registered with the SEC under the 1940 Act and will comply with the provisions 1940 Act, and meets the definition of a separate account under the federal securities laws. Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

Account GIS was established on September 22, 1967, and Account QB was established on July 29, 1974. Each of these Separate Accounts, although an integral part of the Company, is registered with the SEC as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

GENERAL

Under Connecticut law, the assets of the Separate Accounts will be held for the exclusive benefit of the owners of, and the persons entitled to payment under, the Variable Annuity contracts offered by this Prospectus and under all other contracts which provide for accumulated values or dollar amount payments to reflect investment results of the Separate Accounts. The assets in the Separate Accounts are not chargeable with liabilities arising out of any other business which the Company may conduct. The obligations arising under the Variable Annuity contracts are obligations of the Company.


                             INVESTMENT ALTERNATIVES

The Investment Alternatives available in connection with the Variable Annuity contracts described herein each have different investment objectives and fundamental investment policies, as are set forth below. Neither the investment objectives nor the fundamental investment policies of an Account can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act.

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                      FOR VARIABLE ANNUITIES (ACCOUNT GIS)


INVESTMENT ADVISER:   TIMCO

PORTFOLIO MANAGER:    Sandip Bhagat

INVESTMENT OBJECTIVE: Long-term accumulation of principal through capital appreciation and retention of net investment income.

KEY INVESTMENTS:      Common stock of large U.S. companies.

SELECTION PROCESS: Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account GIS, to a lesser extent, will invest in other securities. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

     - fixed-income securities such as bonds and notes, including U.S. Government securities;

     -    exchange-traded stock index futures;

     -    covered call options, put options;

     -    foreign securities.

For a complete list of all investments available to Account GIS, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account GIS is most subject to equities risk. For a complete discussion of equities risk and other risks carried by the investment of Account GIS, please refer to the "Investments, Practices and Risks" section of this prospectus. Please see the SAI for a detailed description of all investments, and their associated risks, available to Account GIS.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account GIS permit it to:

     1. invest up to 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States government, its agencies or instrumentalities);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interest in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer);

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts; and

     7. invest up to 5% of its assets in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).


                       THE TRAVELERS QUALITY BOND ACCOUNT
                       FOR VARIABLE ANNUITIES (ACCOUNT QB)

INVESTMENT ADVISER:   TAMIC

PORTFOLIO MANAGER:    F. Denney Voss

INVESTMENT OBJECTIVE: Current income, moderate capital volatility and total return.

KEY INVESTMENTS:      Investment grade debt securities and money market
                      instruments.

SELECTION PROCESS: The adviser expects that the Fund's investments generally will maintain an average duration of 5 years or less. Investment in longer term obligations may be made if the manager decides that the investment yields justify a longer term commitment. No more than 25% of the value of the Account's total assets will be invested in any one industry. The portfolio will be actively managed and, under certain market conditions, investments may be sold prior to maturity.

ADDITIONAL INVESTMENTS, INVESTMENT STRATEGIES AND TECHNIQUES: Account QB may invest in many types of fixed-income securities and employ various types of strategies. A complete description of all investments, and their associated risks, is contained in the SAI. These additional investments include, but are not limited to, the following:

     -    treasury bills

     -    repurchase agreements

     -    commercial paper

     -    certificates of deposit

     -    banker's acceptances

     -    bonds, notes, debentures

     -    convertible securities

     -    when-issued securities

     -    interest rate future contracts


For a complete list of all investments available to Account QB, please refer to the "Investments at a Glance" table at the end of this section and in the SAI.

PRINCIPAL RISK FACTORS: Account QB is most subject to fixed-income securities risk. For a complete discussion of fixed-income securities risk and other risks carried by the investment of Account QB, please refer to the "Investments, Practices and Risks" section of this prospectus.

FUNDAMENTAL INVESTMENT POLICIES

The fundamental investment policies of Account QB permit it to:

     1. invest up to 15% of the value of its assets in the securities of any one issuer (exclusive of obligations of the United States government and its instrumentalities, for which there is no limit);

     2. borrow from banks in amounts of up to 5% of its assets, but only for emergency purposes;

     3. purchase interest in real estate represented by securities for which there is an established market;

     4. make loans through the acquisition of a portion of a privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors;

     5. acquire up to 10% of the voting securities of any one issuer (it is the present practice of Account QB not to exceed 5% of the voting securities of any one issuer); and

     6. make purchases on margin in the form of short-term credits which are necessary for the clearance of transactions; and place up to 5% of its net asset value in total margin deposits for positions in futures contracts.


                                   MANAGEMENT

     The investments and administration of Accounts GIS and QB are under the direction of their Boards of Managers. Subject to the authority of each Board of Managers, TAMIC and TIMCO furnish investment management and advisory services to Accounts GIS and QB. Additionally, the Board of Managers for each managed Separate Account annually selects an independent public accountant, reviews the terms of the management and investment advisory agreements, recommends any changes in the fundamental investment policies (and submits any such changes to Contract Owners at the annual meeting), and takes any other actions necessary in connection with the operation and management of the managed Separate Accounts.

     TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. It's principal offices are located at One Tower Square, Hartford, Connecticut 06183. TAMIC is an indirect wholly owned subsidiary of Citigroup Inc., a bank holding company.

     TIMCO is a registered investment adviser that has provided investment advisory services since its incorporation in 1967. Its principal offices are located at One Tower Square, Hartford, Connecticut. TIMCO is a subsidiary of Salomon Smith Barney Holdings Inc. which is a wholly owned subsidiary of Citigroup Inc.


                                  VOTING RIGHTS

Owners of the Variable Annuity contracts participating in Accounts GIS and QB will be entitled to vote at their meetings on (i) any change in the fundamental investment policies or other policies relative to the account requiring the Owners' approval; (ii) amendment of the investment advisory agreement; (iii) election of the members of the Board of Managers of the account; (iv) ratification of the selection of an independent accountants for the account; (v) any other matters which, in the future, under the 1940 Act require the Owners' approval; and (vi) any other business which may properly come before the meeting.

The number of votes which each Owner may cast, including fractional votes, shall be determined as of the date to be chosen by the Board of Managers within 75 days of the date of the meeting, and at least 20 days' written notice of the meeting will be given.

The number of votes which an Owner may cast in the accumulation period is equal to the number of Accumulation Units credited to the account under the contract. During the annuity period, the Owner may cast the number of votes equal to (i) the reserve related to the contract, divided by (ii) the value of an Accumulation Unit. During the annuity period, an Owner's voting rights will decline as the reserve for the contract declines. Accounts GIS and QB are also used to fund certain other Variable Annuity contracts than the Variable Annuity contracts described in this Prospectus; votes attributable to such other annuities are computed in an analogous manner.

Votes for which Annuitants were entitled to instruct the Owner, but for which the Owner has received no instructions, will be cast by the Owner for or against each proposal to be voted on only in the same proportion as votes for which instructions have been received.

On the death of the Annuitant, all voting rights will vest in the beneficiary of the Variable Annuity contract.


                             CHARGES AND DEDUCTIONS

Charges under variable annuity contracts offered by this Prospectus are assessed in two ways: as deductions from purchase payments for sales expenses and applicable premium taxes, and as charges to the Separate Accounts for investment advisory services and the assumption of mortality and expense risks.

DEDUCTIONS FROM PURCHASE PAYMENTS

This Contract is not available for new sales, although additional purchase payments may be made by purchasers who own existing Contracts. The sales charge for additional purchase payments is 4.00% of each additional purchase payment (4.17% of the amount invested). There is no minimum Purchase Payment under this contract.

PREMIUM TAX

Certain state and local governments impose premium taxes. These taxes currently range from 0.5% to 5.0% depending upon jurisdiction. The Company, in its sole discretion and in compliance with any applicable state law, will determine the method used to recover premium tax expenses incurred. The Company will deduct any applicable premium taxes from the Contract Value either upon death, surrender, annuitization, or at the time Purchase Payments are made to the Contract, but no earlier than when the Company has a tax liability under state law.

MINIMUM DEATH BENEFIT AND MINIMUM ACCUMULATED VALUE BENEFIT CHARGE

There is no charge for the Minimum Death Benefit and the Minimum Accumulated Value Benefit. (See "Death Benefit" and "Minimum Accumulated Value Benefit.")

INSURANCE CHARGE

There is an insurance charge against the assets of each Separate Account to cover the mortality and expense risks associated with guarantees which the Company provides under the Variable Annuity contracts. This charge, on an annual basis, is 1.0017% of the Separate Account value and is deducted on each Valuation Date at the rate of 0.00363% for each day in the Valuation Period.

The mortality risk assumed by the Company under the contract assures an Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have any adverse effect on the monthly Annuity Payments which will be paid under the contract and relieves the Owner from the risk that the Annuitant will outlive the funds which have been accumulated for retirement.

With respect to amounts which are not applied to provide an annuity (i.e., amounts which are surrendered for cash or which have been paid as Income Payments), the Company bears no mortality risk and amounts previously charged to cover this risk are of no benefit to the Owner.

The Company also assumes the risk that the charges under the contracts, which cannot be increased during the duration of the contract, will be insufficient to cover actual costs. The Company does not, however, project any deficiency in the amount of the sales load.

If the amount deducted for these mortality and expense risks is not sufficient to cover actual mortality costs and expense shortfalls, the loss is borne by the Company. If the deduction is more than sufficient, the excess will be a profit to the Company. The Company expects to make a profit from the insurance charge.

INVESTMENT ADVISORY AND SUB-ADVISORY FEES

TAMIC furnishes investment management and advisory services to Account GIS according to the terms of written agreements. TAMIC receives an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For Account GIS, TAMIC receives an amount equivalent on an annual basis to the following:

                  Annual                              Aggregate Net Asset
               Management Fee                         Value of the Account
               --------------                         --------------------
                  0.65%          of the first        $   500,000,000, plus
                  0.55%          of the next         $   500,000,000, plus
                  0.50%          of the next         $   500,000,000, plus
                  0.45%          of the next         $   500,000,000, plus
                  0.40%          of amounts over     $2,000,000,000

TIMCO provides sub-advisory services to Account GIS in connection with the day to day operations of the Account.

        For furnishing investment Sub-Advisory services to Account GIS, TIMCO is paid by TAMIC an amount equivalent on an annual basis to the following:

                  Annual                              Aggregate Net Asset
               Management Fee                         Value of the Account
               --------------                         --------------------
                  0.45%          of the first        $   700,000,000, plus
                  0.275%         of the next         $   300,000,000, plus
                  0.25%          of the next         $   500,000,000, plus
                  0.225%         of the next         $   500,000,000, plus
                  0.20%          of amounts over     $2,000,000,000

These fees are calculated daily and paid monthly.


                             THE VARIABLE ANNUITIES

The individual Variable Annuities described in this Prospectus are both insurance products and securities. As insurance products, they are subject to the insurance laws and regulations of each state. The underlying product is an annuity under which Purchase Payments are paid to the Company and credited to the Owner's contract to accumulate until retirement.

The following brief description of the key features of the Variable Annuity is subject to the specific terms of the contract itself. Reference should also be made to the Glossary of Special Terms.

GENERAL BENEFIT DESCRIPTION

Under the Automatic Option, the Company will automatically begin paying Annuity Payments to the Owner on the Maturity Date, if the Annuitant is then living. (See "Automatic Option.") The Owner may choose instead a number of alternative arrangements for benefit payments. If the Annuitant dies before a payout begins, the Company will pay a death benefit under the Contract (see "Death Benefit."). After the tenth Contract Year, a minimum amount is payable upon the election of an Annuity Option with respect to amounts that were allocated to Account QB during the accumulation period (see "Minimum Accumulated Value Benefit").

TERMINATION BY THE COMPANY AND TERMINATION AMOUNT

No Purchase Payments after the first are required to keep the contract in effect. However, the Company reserves the right to terminate the contract on any Valuation Date if the Cash Value as of that date is less than $500 and purchase payments have not been paid for at least three years. Termination will not occur until 31 days after the Company has mailed notice of termination to the Owner at the last known address and to any assignee of record. If the contract is terminated, the Company will pay to the Owner the Cash Value of the contract, if any, less any applicable premium tax not previously deducted.

DEFERRED MATURITY OPTION

Up to 30 days before the Maturity Date, the Owner may request (in writing) a Deferred Maturity Date. The same terms and conditions applicable to the contract before the Maturity Date will continue to the Deferred Maturity Date. If the Annuitant dies before the Deferred Maturity Date, the Company will pay the Cash Value to the beneficiary. The Deferred Maturity Date may be any time before the Annuitant's 70th birthday, or, with the consent of the Company, any later date. (See "Federal Tax Considerations.") If the Annuitant is living on the Deferred Maturity Date, the annuity will be payable, unless otherwise elected, under the same terms and conditions as the annuity that would have been payable at the Maturity Date had a Deferred Maturity Date not been elected. The amount of the Annuity Payment will be determined as described in "Annuity Options."

SUSPENSION OF PAYMENTS

If a national stock exchange is closed (except for holidays or weekends), or trading is restricted due to an existing emergency as defined by the SEC so that disposal of the Separate Account's investments or determination of its net asset value is not reasonably practicable, or the SEC has ordered that the right of redemption (surrender) be suspended for the protection of Owners, the Company may postpone all procedures (including making Annuity Payments) which require valuation of Separate Accounts until the stock exchange is reopened and trading is no longer restricted.

REQUIRED REPORTS

As often as required by law, but at least once in each Contract Year before the due date of the first Annuity Payment, the Company will furnish a report which will show the number of Accumulation Units credited to the contract in each Separate Account and the corresponding Accumulation Unit Value as of the date of the report. The Company will keep all records required under federal or state laws.

FEDERAL AND STATE INCOME TAX WITHHOLDING

The federal tax law requires income tax withholding on distributions from pension plans and annuity contracts, unless the Owner, participant or beneficiary elects not to have withholding apply. Some states also require withholding from pension and annuity payments unless the Owner, participant or beneficiary elects not to have withholding apply. (For further information on federal withholding, see "Federal Income Tax Withholding.")


                             ACCUMULATION PROVISIONS

APPLICATION OF PURCHASE PAYMENTS

The initial Purchase Payment is due and payable before the contract becomes effective. Each Purchase Payment is payable at the Company's Home Office.

If the application for the contract is in good order, the first net Purchase Payment (the Purchase Payment after deduction of sales charges and any applicable premium tax) will be applied by the Company to provide Accumulation Units to the credit of the contract as of the valuation next following receipt of the Purchase Payment in the mail at the Company's Home Office, or on the date indicated by the applicant in the application for the contract, if later. If the application for the contract is not in good order, the Company will attempt to get it in good order within five business days. If it is not complete at the end of this period, the Company will inform the applicant of the reason for the delay and that the purchase payment will be returned immediately unless the applicant specifically consents to the Company keeping the Purchase Payments until the application is complete. Once the application is complete, the net Purchase Payment will be applied within two business days. Any net Purchase Payment after the first will be applied as of the valuation next following its receipt in the mail at the Company's Home Office.

The net Purchase Payment will be allocated to the Separate Account in the proportion specified in the application for the contract or as directed by the Owner from time to time. The Owner may allocate all or part of each net Purchase Payment to any Separate Account described in this Prospectus.

NUMBER OF ACCUMULATION UNITS

The number of Accumulation Units to be credited to a contract in each Separate Account upon payment of a Purchase Payment will be determined by dividing the Purchase Payment applied to the Separate Account by the current Accumulation Unit Value of that Separate Account.

ACCUMULATION UNIT VALUE

The dollar value of an Accumulation Unit for each Separate Account was established at $1.00 at its inception. The value of an Accumulation Unit on any Valuation Date is determined by multiplying the value on the immediately preceding Valuation Date by the net investment factor for the Valuation Period just ended. The value of an Accumulation Unit on any date other than a Valuation Date will be equal to its value as of the next succeeding Valuation Date. The value of an Accumulation Unit may increase or decrease.

NET INVESTMENT RATE AND NET INVESTMENT FACTOR

Each Separate Account's net investment rate for any Valuation Period is equal to the gross investment rate for that Separate Account less a deduction of
0.0000363 for Account QB, and 0.0000398 for Account GIS, for each day in the Valuation Period. The gross investment rate for the Valuation Period is equal to
(i) the investment income and capital gains and losses, whether realized or unrealized, on the assets of the Separate Account less a deduction for any applicable taxes, including income taxes arising from income and realized and unrealized capital gains of the Separate Account, divided by (ii) the amount of the assets at the beginning of the Valuation Period.

At the present time, no federal taxes are deducted from the Separate Accounts. (See "Federal Tax Considerations.") The gross investment rate for a Separate Account may be either positive or negative.

The net investment factor for a Separate Account for any Valuation Period is the sum of 1.000000 plus the net investment rate.

CASH VALUE

The Cash Value of the contract on any date will be equal to the sum of the accumulated values in the Separate Accounts credited to that contract. The accumulated value in a Separate Account is equal to the number of Accumulation Units credited to the contract in that Separate Account, multiplied by the Accumulation Unit Value for that Separate Account.

CASH SURRENDER (REDEMPTION) OR WITHDRAWAL VALUE

Before the due date of the first Annuity Payment, upon receipt of a written request, the Company will pay all or any portion of the Cash Value, adjusted for any applicable premium tax, to the Owner. The Company may defer payment of any Cash Value for a period of not more than seven days after the request is received in the mail at its Home Office, but it is its intent to pay as soon as possible.

The amount of the Cash Value received may be more or less than the Purchase Payments paid depending on the value of the contract at the time of surrender. (For the federal income tax consequences of surrenders, see "Federal Tax Considerations.")

DEATH BENEFIT

If the Annuitant dies before Annuity or Income Payments begin, the Company will pay to the beneficiary the greater of (a) the Cash Value of the contract as of the date it receives proof of death at its Home Office, less any premium tax incurred, or (b) the total Purchase Payments made under the contract, less prior surrenders or outstanding cash loans.

MINIMUM ACCUMULATED VALUE BENEFIT UPON ELECTION OF AN ANNUITY--ACCOUNT QB

If an Annuity Option is elected after the tenth Contract Year, the amount applied under an Annuity Option while there is Cash Value which has not been applied to effect any Annuity or Income Options will not be less than the following:

1. the sum of all net premiums allocated to Account QB under the contract, plus

2.   the sum of all amounts transferred into Account QB, minus

3.   the sum of all amounts transferred out of Account QB, minus

4. any partial surrenders (whether paid in one sum or applied as an Annuity or Income Option), minus

5. the value of Accumulation Units credited to this contract in Account QB which are not applied to effect the Annuity.

This benefit is not available on contracts issued in California.

RIGHT TO RETURN

During the ten days following the delivery of the contract to the applicant, the applicant may return the contract to the Company by mail or in person, if for any reason the applicant has changed his or her mind. On return of the contract, the Company will pay to the applicant the Cash Value determined as of the Valuation Date next following receipt of the written request at the Company's Home Office (or any other office which the Company may designate) plus an amount equal to the difference between the Purchase Payment paid for the contract and the Net Purchase Payment. The applicant bears the investment risk during this period.

TRANSFER BETWEEN SEPARATE ACCOUNTS

At any time up to 30 days before the due date of the first Annuity Payment, the Owner may, upon written request to the Company, transfer all or any part of the Cash Value of the contract from one Separate Account to any other Separate Account described in this Prospectus. The Company reserves the right to limit the number of transfers between Separate Accounts, but will not limit transfers to less than one in any six month period. The number of Accumulation Units credited to the Separate Account from which the transfer is made will be reduced. The reduction will be determined by dividing the amount transferred by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the request in the mail at its Home Office. The number of Accumulation Units credited to the Separate Account to which the transfer is made will be increased. The increase will be determined by dividing the amount transferred, less the Separate Account transfer charge, if any, by the Accumulation Unit Value for that Separate Account as of the next valuation after the Company receives the written request from the Owner at its Home Office. There is currently no Separate Account transfer charge. Once Annuity Payments begin, no further transfers may be made between the Separate Accounts.


                                PAYOUT PROVISIONS

SEPARATE ACCOUNT ALLOCATION

When Annuity Payments begin, the accumulated value in each Separate Account will be applied to provide an Annuity with the amount of Annuity Payments varying with the investment experience of that same Separate Account. As described in "Transfer Between Separate Accounts," the Owner may elect to transfer Cash Value from one Separate Account to another in order to reallocate the basis on which Annuity Payments will be determined.

DETERMINATION OF FIRST PAYMENT

The contract contains tables used to determine the first monthly Annuity Payment. The amount applied to effect an Annuity will be the Cash Value of the contract as of 14 days before the date Annuity Payments commence less any applicable premium taxes not previously deducted.

The amount of the first monthly payment depends on the Annuity Option elected (see "Automatic Option") and the adjusted age of the Annuitant. A formula for determining the adjusted age is contained in the contract. The tables are determined from the Progressive Annuity Table assuming births in the year 1900 and an assumed annual net investment rate of 3.5%. (When permitted by state law, the Company may allow the contract owner to elect an assumed net investment rate other than the 3.5% specified in the contract. In that event, the first monthly payment would differ from that shown in the contract. A higher interest rate assumption would mean a higher initial payment but more slowly rising subsequent payments or more rapidly falling subsequent payments. A lower assumption would have the opposite effect.) The total first monthly Annuity Payment is determined by multiplying the benefit per $1,000 of value shown in the tables of the contract by the number of thousands of dollars of value of the contract applied to that Annuity Option. The Company reserves the right to require proof of age before Annuity Payments begin.

ANNUITY UNIT VALUE

The dollar value of an Annuity Unit for each Separate Account was established at $1.00 at inception. The value of an Annuity Unit as of any Valuation Date is determined 14 days in advance in order to allow adequate time for the required calculations and mailing of annuity checks in advance of their due dates. (If the date 14 days in advance is not a Valuation Date, the calculation is made on the next following Valuation Date, which would generally be 13 or 12 days in advance.)

Specifically, the Annuity Unit Value for a Separate Account as of a Valuation Date is equal to (a) the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by (b) the net investment factor for the Valuation Period ending on or next following 14 days prior to the current Valuation Date, divided by (c) the assumed net investment factor for the Valuation Period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.5% for a Valuation Period of one day is 1.0000942 and, for a period of two days, is 1.0000942 x 1.0000942.)

The value of an Annuity Unit as of any date other than a Valuation Date is equal to its value on the next succeeding Valuation Date.

NUMBER OF ANNUITY UNITS

The number of Annuity Units credited to the contract is determined by dividing the first monthly Annuity Payment attributable to each Separate Account by the Separate Account's Annuity Unit Value as of the due date of the first Annuity Payment. The number of Annuity Units remains fixed during the annuity period.

DETERMINATION OF SECOND AND SUBSEQUENT PAYMENTS

The dollar amount of the second and subsequent Annuity Payments is not predetermined and may change from month to month based on the investment experience of either or both of the Separate Accounts. The actual amounts of these payments are determined by multiplying the number of Annuity Units credited to the contract in each

Separate Account by the corresponding Annuity Unit Value as of the date on which payment is due. The interest rate assumed in the annuity tables would produce a level Annuity Unit Value and, therefore, level Annuity Payments if the net investment rate remained constant at the assumed rate. In fact, payments will vary up or down as the net investment rate varies up or down from the assumed rate, and there can be no assurance that a net investment rate will be as high as the assumed rate.

ANNUITY OPTIONS

Subject to conditions in "Election of Options," all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary upon the death of the Annuitant, may be paid under one or more of the Annuity Options below.

AUTOMATIC OPTION--Unless otherwise specified in the application or the plan and if no election has been made, if the Annuitant is then living on the Maturity Date, the Company will pay to the Owner the first of a series of Annuity Payments based on the life of the Annuitant, in accordance with Option 2 with 120 monthly payments assured.

OPTION 1--LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the lifetime of the person on whose life the payments are based, terminating with the last monthly payment preceding death. This option offers the maximum monthly payment, since there is no assurance of a minimum number of payments or provision for a death benefit for beneficiaries. It would be possible under this option to receive only one Annuity Payment if the Annuitant died before the due date of the second Annuity Payment, only two if the Annuitant died before the third Annuity Payment, etc.

OPTION 2--LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS ASSURED: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, with the agreement that if, at the death of that person, payments have been made for less than 120, 180 or 240 months, as elected, payments will be continued during the remainder of the period to the beneficiary designated. The beneficiary may instead receive a single sum settlement equal to the discounted value of the future payments with the interest rate equivalent to the assumption originally used when the Annuity began.

OPTION 3--UNIT REFUND LIFE ANNUITY: The Company will make monthly Annuity Payments during the lifetime of the person on whose life payments are based, terminating with the last payment due before the death of that person, provided that, at death, the beneficiary will receive in one sum the current dollar value of the number of Annuity Units equal to (a) minus (b) (if that difference is positive) where (a) is the total amount applied under the option divided by the Annuity Unit Value on the due date of the first Annuity Payment, and (b) is the product of the number of the Annuity Units represented by each payment and the number of payments made.

OPTION 4--JOINT AND LAST SURVIVOR LIFE ANNUITY--NO REFUND: The Company will make monthly Annuity Payments during the joint lifetime of the two persons on whose lives payments are based, and during the lifetime of the survivor. No further payments will be made following the death of the survivor. It would be possible under this option to receive only one Annuity Payment if both Annuitants died before the due date of the second Annuity Payment, only two if they died before the third Annuity Payment, etc.

OPTION 5--JOINT AND LAST SURVIVOR LIFE ANNUITY--ANNUITY REDUCES ON DEATH OF PRIMARY PAYEE: The Company will make monthly Annuity Payments during the lifetime of the two persons on whose lives payments are based. One of the two persons will be designated as the primary payee. The other will be designated as the secondary payee. On the death of the secondary payee, if survived by the primary payee, the Company will continue to make monthly Annuity Payments to the primary payee in the same amount that would have been payable during the joint lifetime of the two persons. On the death of the primary payee, if survived by the secondary payee, the Company will continue to make Annuity Payments to the secondary payee, in an amount equal to 50% of the payments which would have been made during the lifetime of the primary payee. No further payments will be made following the death of the survivor.

OPTION 6--OTHER ANNUITY OPTIONS: The Company will make any other arrangements for Annuity Payments as may be mutually agreed upon.

INCOME OPTIONS

Subject to the conditions described under "Election of Options" below, all or any part of the Cash Value of the contract otherwise payable in one sum to the Owner on the Maturity Date or prior Cash Surrender of the contract, or amounts payable under the contract in one sum to the beneficiary on the death of the Annuitant, may be paid under one or more of the income options described below.

OPTION 1--PAYMENTS OF A FIXED AMOUNT: The Company will make equal monthly payments of the amount elected until the Cash Value applied under this option has been exhausted. The first monthly payment will be paid from each Separate Account in the same proportion that the respective Cash Values bear to the total Cash Value applied as of fourteen days before the first payment is due. The second and subsequent payments from each Separate Account will be the same as the first payment under this option. The final payment will include any amount insufficient to make another full payment.

OPTION 2--PAYMENTS FOR A FIXED PERIOD: The Company will make monthly payments for the number of years selected. The amount of each payment will be equal to the remaining Cash Value applied under this option divided by the number of remaining payments.

OPTION 3--INVESTMENT INCOME: The Company will make monthly payments during the lifetime of the primary payee, or for the period agreed on. The amount payable will be equal to the excess, if any, of the Cash Value under this option over the amount applied under this option. No payment will be made if the Cash Value is less than the amount applied, and it is possible that no payments would be made for a period of time. Payments under this option are not considered to be Annuity Payments and are taxable in full as ordinary income. (See "Federal Tax Considerations.")

The Cash Value used to determine the amount of any Income Payment will be calculated as of 14 days before the date an Income Payment is due and will be determined on the same basis as the Cash Value of the contract, including the deduction for mortality risks. Income Options differ from Annuity Options in that the amount of the payments made under Income Options are unrelated to the length of life of any person. Although the Company continues to deduct the charge for mortality and expense risks, it assumes no mortality risks for amounts applied under any Income Option. Moreover, except with respect to lifetime payments of investment income under Income Option 3, payments are unrelated to the actual life span of any person. Thus, the Annuitant may outlive the payment period. While Income Options do not directly involve mortality risks for the Company, an Owner may elect to apply the remaining Cash Value to provide an Annuity at the guaranteed rates even though Income Payments have been received under an Income Option. Before an Owner makes any Income Option election, he or she should consult a tax adviser as to any adverse tax consequences the election might have.

ELECTION OF OPTIONS

Election of an option must be made in writing in a form satisfactory to the Company. Any election made during the lifetime of the Annuitant must be made by the Owner of the contract. The terms of the options elected by some beneficiaries may be restricted to meet the qualification requirements of
Section 72(s) of the Internal Revenue Code. If, at the death of the Annuitant, there is no election in effect for that Annuitant, election of an option must be made by the beneficiary entitled to any death benefit payable in one sum under the contract. The minimum amount that can be placed under an Annuity or Income Option will be $2,000 unless the Company consents to a lesser amount. If any monthly periodic payment due any payee is less than $20, the Company reserves the right to make payments at less frequent intervals.


                           FEDERAL TAX CONSIDERATIONS

GENERAL

The Company is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the "Code"). The Separate Accounts that form the investment alternatives described herein are treated as part of the total operations of the Company and are not taxed separately. Investment income and gains of a Separate Account that are credited to a purchaser's contract of insurance incur no current federal income tax. Generally, amounts credited to a contract are not taxable until received by the Owner, participant or beneficiary, either in the form of Annuity Payments or other distributions.

NONQUALIFIED ANNUITIES

Individuals may purchase tax-deferred annuities without tax law funding limits. The Purchase Payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to Purchase Payments made after February 28, 1986 are includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of an Owner when that Owner transfers the contract without adequate consideration.

The federal tax law requires nonqualified annuity contracts issued on or after January 19, 1985 to meet minimum mandatory distribution requirements upon the death of the Contract Owner. Failure to meet these requirements will cause the succeeding Contract Owner or beneficiary to lose the tax benefits associated with annuity contracts, i.e., primarily the tax deferral prior to distribution. The distribution required depends upon whether an Annuity Option is elected or whether the succeeding Owner is the surviving spouse. Contracts will be administered by the Company in accordance with these rules.

If two or more nonqualified annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

Those receiving partial distributions made before annuitization of a contract will generally be taxed on an income-first basis to the extent of income in the contract. Certain pre-August 14, 1982 deposits into a nonqualified annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the Cash Value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash withdrawal under the tax law.

With certain exceptions, the law will impose an additional tax if a Contract Owner makes a withdrawal of any amount under the contract which is allocable to an investment made after August 13, 1982. The amount of the additional tax will be 10% of the amount includable in income by the Contract Owner because of the withdrawal. The additional tax will not be imposed if the amount is received on or after the Contract Owner reaches the age of 59-1/2, or if the amount is one of a series of substantially equal periodic payments made for life or life expectancy of the taxpayer. The additional tax will not be imposed if the withdrawal or partial surrender follows the death or disability of the Contract Owner.

FEDERAL INCOME TAX WITHHOLDING

The portion of a distribution which is taxable income to the recipient will be subject to federal income tax withholding, generally pursuant to Section 3405 of the Code. The application of this provision is summarized below.

1.   NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

     The portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, to the extent such aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If an election out is not provided, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

2. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

     The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2001, a recipient receiving periodic payments (e.g., monthly or annual payments under an Annuity Option) which total $15,150 or less per year, will generally be exempt from the withholding requirements.

Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient.

Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, United States citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.

TAX ADVICE

Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by an Owner, participant or beneficiary who may make elections under a contract. It should be understood that the foregoing description of the federal income tax consequences under these contracts is not exhaustive and that special rules are provided with respect to situations not discussed here. It should be understood that if a tax-benefited plan loses its exempt status, employees could lose some of the tax benefits described. For further information, a qualified tax adviser should be consulted.

                   DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

        The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representative or employee who sells the Contracts will be qualified to sell variable annuities under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The principal underwriter and distributor of the Contracts is Travelers Distribution LLC (TDLLC), One Tower Square, Hartford, CT 06183. TDLLC. is affiliated with the Company and the Separate Account.

        Up-front compensation paid to sales representatives will not exceed 7.00% of the purchase payments made under the Contracts. If asset-based compensation is paid, it will not exceed 2% of the average account value annually. From time to time, the Company may pay or permit other promotional incentives, in cash, credit or other compensation.

                                STATE REGULATION

The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted by the National Association of Insurance Commissioners ("NAIC") at least once in every four years.

In addition, the Company is subject to the insurance laws and regulations of the other states in which it is licensed to operate. Generally, the insurance departments of the states apply the laws of the jurisdiction of domicile in determining the field of permissible investments.


                         LEGAL PROCEEDINGS AND OPINIONS

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the contract described in this prospectus, as well as the organization of the Companies, their authority to issue variable annuity contracts under Connecticut law and the validity of the forms of the variable annuity contracts under Connecticut law, have been passed on by the General Counsel of the Companies.

There are no pending legal proceedings affecting the Separate Account. There is one material pending legal proceeding, other than ordinary routine litigation incidental to business, to which the Company is a party. In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al, was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violation of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000, defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

                                   APPENDIX A

                        CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more specific information relating to the Separate Accounts and financial statements of The Travelers Insurance Company. A list of the contents of the SAI is set forth below:

Description of The Travelers and the Separate Accounts
        The Insurance Company
        The Separate Accounts
Investment Objectives and Policies
        The Travelers Growth and Income Stock Account for Variable Annuities The Travelers Quality Bond Account for Variable Annuities
Description of Certain Types of Investments and Investment Techniques Available
 to the Separate Accounts
        Writing Covered Call Options
        Buying Put and Call Options
        Futures Contracts
        Money Market Instruments
Investment Management and Advisory Services
        Advisory and Subadvisory Fees
        TAMIC
        TIMCO
Valuation of Assets
The Board of Managers
Administrative Services
Securities Custodian
Independent Accountants
Financial Statements



--------------------------------------------------------------------------------
COPIES OF THE SAI DATED MAY 1, 2001 (FORM NO. L11895S), ARE AVAILABLE WITHOUT CHARGE. TO REQUEST A COPY, PLEASE CLIP THIS COUPON ON THE DOTTED LINE ABOVE, ENTER YOUR NAME AND ADDRESS IN THE SPACES PROVIDED BELOW, AND MAIL TO: THE TRAVELERS INSURANCE COMPANY, ANNUITY SERVICES, ONE TOWER SQUARE, HARTFORD, CONNECTICUT 06183-5030.


Name: __________________________________________________________________________


Address: _______________________________________________________________________

                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES

                                       AND

                       THE TRAVELERS QUALITY BOND ACCOUNT
                             FOR VARIABLE ANNUITIES

                      INDIVIDUAL VARIABLE ANNUITY CONTRACTS

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                              Individual Purchases

                                     PART B

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                UNIVERSAL ANNUITY

                STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2001



  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS")
        THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")
        THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ("MM")
             THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR
                           VARIABLE ANNUITIES ("TGIS")
   THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES ("TSB") THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES ("TAS")
             THE TRAVELERS FUND U FOR VARIABLE ANNUITIES ("FUND U")



                           VARIABLE ANNUITY CONTRACTS
                                    ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY



         This Statement of Additional Information is not a prospectus but relates to, and should be read in conjunction with the Prospectus dated May 1, 2001. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, by calling 1-800-842-9368 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                               TABLE OF CONTENTS

                                                                                                 PAGE

Description of The Travelers Insurance Company and The Separate Accounts ...................        3
      The Insurance Company ................................................................        3
      The Separate Accounts ................................................................        3
Investment Objectives, Policies and Risks ..................................................        3
Description of Certain Types of Investments and Investment Techniques Available to the
The Separate Accounts ......................................................................        5

Investment Restrictions ....................................................................       18
      The Travelers Growth and Income Stock Account for Variable Annuities .................       18
      The Travelers Timed Growth and Income Stock Account for Variable Annuities ...........       18
      The Travelers Timed Aggressive Stock Account for Variable Annuities ..................       20
      The Travelers Quality Bond Account for Variable Annuities ............................       21
      The Travelers Money Market Account for Variable Annuities ............................       22
      The Travelers Timed Short-Term Bond Account for Variable Annuities ...................       23
Investment Management And Advisory Services ................................................       25
      Advisory Fees ........................................................................       26
      TIMCO ................................................................................       26
      TAMIC ................................................................................       28
      Code of Ethics .......................................................................       29

                                                                                                 PAGE

Valuation Of Assets ........................................................................       29
Net Investment Factor ......................................................................       29
Federal Tax Considerations .................................................................       30
Performance Information ....................................................................       33
The Board Of Managers ......................................................................       38
Distribution and Principal Underwriting Agreement ..........................................       40
Administrative Services ....................................................................       40
Securities Custodian .......................................................................       40
Independent Accountants ....................................................................       41
Financial Statements .......................................................................      F-1

                 DESCRIPTION OF THE TRAVELERS INSURANCE COMPANY
                            AND THE SEPARATE ACCOUNTS


THE INSURANCE COMPANY

         The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183 and its telephone number is (860) 2770-0111.

         The Company is indirectly owned by a wholly owned subsidiary of Citigroup Inc. Citigroup Inc. is a diversified financial holding company whose businesses provide a broad range of financial services to consumer and corporate customers in over 100 countries and territories. Citigroup Inc.'s activities are conducted through Global Consumer, Global Corporate and Investment Bank, Global Investment Management and Private Banking, Associates and Investment Activities.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

         The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE SEPARATE ACCOUNTS

         Each of the Separate Accounts available under the variable annuity contracts described in this Statement of Additional Information meets the definition of a separate account under federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorize the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

         Each Account's investment objective and, unless noted as fundamental, its investment policies may be changed without approval of shareholders or holders of variable annuity and variable life insurance contracts. A change in an Account's investment objective or policies may result in the Account having a different investment objective from those that an owner selected as appropriate at the time of investment.

         Listed below for quick reference are the types of investments that each Account may make and its investment techniques. Any investments, policies and restrictions generally are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances. More detailed information about the Accounts' investments and investment techniques follows the chart.

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INVESTMENT TECHNIQUE                           GIS        QB        MM       TGIS       TSB       TAS
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Affiliated Bank Transactions
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American Depositary Receipts                    X          X                   X                   X
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Asset-Backed Mortgage Securities                X          X                   X                   X
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Bankers' Acceptances                            X          X         X         X         X         X
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Buying Put and Call Options                     X                              X                   X
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Certificates of Deposit                         X          X         X         X         X         X
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Commercial Paper                                X          X         X         X         X         X
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Convertible Securities                          X          X                   X                   X
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Corporate Asset-Backed Securities               X          X                   X         X         X
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Debt Securities                                 X          X         X         X         X         X
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Emerging Market Securities
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Equity Securities                               X          X                   X                   X
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Floating & Variable Rate Instruments            X          X         X         X         X         X
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Foreign Securities                              X          X         X         X                   X
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Forward Contracts on Foreign Currency
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Futures Contracts                               X          X                   X                   X
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Illiquid Securities                             X          X         X         X         X         X
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Indexed Securities                                         X                   X         X
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Index Futures Contracts                         X          X                   X                   X
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Investment Company Securities
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Investment in Unseasoned Companies              X          X                   X                   X
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Lending Portfolio Securities
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Letters of Credit                               X          X                   X                   X
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Loan Participations
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Money Market Instruments                        X          X         X         X         X         X
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Options on Foreign Currencies
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Options on Index Futures Contracts              X          X                   X         X         X
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Options on Stock Indices                        X                              X
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Other Direct Indebtedness                                            X
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Real Estate-Related Instruments                 X          X                   X                   X
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Repurchase Agreements                           X          X         X         X         X         X
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Reverse Repurchase Agreements                   X          X                   X                   X
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Short Sales "Against the Box"
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Short-Term Money Market Instruments             X          X         X         X         X         X
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Swap Agreements
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Temporary Bank Borrowing                        X          X         X         X         X         X
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U.S. Government Securities                      X          X         X         X         X         X
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Variable Amount Master Demand Notes             X          X         X         X         X         X
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When-Issued & Delayed Delivery Securities       X          X                   X                   X
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Writing Covered Call Options                    X                              X                   X
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      DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                       AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS: The Accounts will write only "covered" call options, that is, they will own the underlying securities which are acceptable for escrow when they write the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. These call options generally will be short-term contracts with a duration of nine months or less. The Accounts will receive a premium for writing a call option, but give up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. The Accounts will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an Account's total returns.

The premium received for writing a covered call option will be recorded as a liability in each Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by the Accounts. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, the Accounts will be required to make escrow arrangements.

In instances where the Accounts believe it is appropriate to close a covered call option, they can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. The Accounts may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If the Accounts cannot effect a closing transaction, they will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Accounts' rates of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS: The Accounts may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by the Accounts, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment advisers anticipate that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months.

The Accounts will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, each Account's risk is limited to the option premium paid.

The Accounts may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

MONEY MARKET INSTRUMENTS: Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

SHORT-TERM MONEY MARKET INSTRUMENTS. The Accounts may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments may include (i) short-term U.S. Government Securities and, short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or of foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's or, if not rated, determined by the Investment Subadviser to be of comparable quality to those rated obligations which may be purchased by the Accounts.

CERTIFICATES OF DEPOSIT: Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks. Additionally, Account TSB invests in Euro Certificates of Deposit issued by banks outside of the United States, with interest and principal paid in U.S. dollars.

BANKERS' ACCEPTANCES: Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Accounts MM or TSB must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

UNITED STATES GOVERNMENT SECURITIES: Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS: Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Account is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Account would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

WHEN-ISSUED SECURITIES. Certain Accounts may, from time to time, purchase new-issue government or agency securities on a "when-issued," "delayed-delivery," or "to-be-announced" basis ("when-issued securities"). The prices of such securities are fixed at the time the commitment to purchase is made and may be expressed in either dollar-price or yield- maintenance terms. Delivery and payment may be at a future date beyond customary settlement time. It is the Accounts' customary practice to make when-issued purchases for settlement no more than 90 days beyond the commitment date.

The commitment to purchase a when-issued security may be viewed as a senior security, which is marked to market and reflected in the Account's net asset value daily from the commitment date. While the adviser or subadviser intends for the Account to take physical delivery of these securities, offsetting transactions may be made prior to settlement, if it is advantageous to do so. An Account does not make payment or begin to accrue interest on these securities until settlement date. To invest its assets pending settlement, an Account normally invests in short-term money market instruments and other securities maturing no later than the scheduled settlement date.

The Accounts do not intend to purchase when-issued securities for speculative or "leverage" purposes. Consistent with Section 18 of the 1940 Act and the position of the SEC thereunder, when an Account commits to purchase a security on a when-issued basis, the adviser or subadviser identifies and places in a segregated account high-grade money market instruments and other liquid securities equal in value to the purchase cost of the when-issued securities.

The adviser and subadvisers believe that purchasing securities in this manner will be advantageous to the Accounts. However, this practice entails certain additional risks, namely the default of the counterparty on its obligations to deliver the security as scheduled. In this event, an Account would experience a gain or loss equal to the appreciation or depreciation in value from the commitment date. The adviser and subadvisers employ a rigorous credit quality procedure in determining the counterparties to deal with in purchasing when-issued securities and, in some circumstances, require the counterparty to post cash or some other form of security as margin to protect the value of the delivery obligation pending settlement.

FLOATING AND VARIABLE RATE INSTRUMENTS: Obligations that have a floating or variable rate of interest bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Account limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Each Accounts' right to obtain payment at par on a demand instrument can be affected by events occurring between the date the Accounts elect to demand payment and the date payment is due. Those events may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Accounts' custodian, subject to a subcustodian agreement approved by the Accounts between that bank and the Accounts' custodian.

The floating and variable rate obligations that the Accounts may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives an Account an undivided interest in the underlying obligations in the proportion that the Account's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity.

VARIABLE AMOUNT MASTER DEMAND NOTES: Variable amount master demand notes are unsecured obligations that permit the investment of fluctuating amounts by an Account at varying rates of interest pursuant to direct arrangements between the Account as lender and the issuer as borrower. Master demand notes permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. Each Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. Also, there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, an Account's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the advisers or subadvisers will consider the earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, each Account will invest in them only if, at the time of an investment, the issuer meets the criteria set forth for all other commercial paper. Pursuant to procedures established by the adviser or subadviser, such notes are treated as instruments maturing in one day and valued at their par value. The advisers and subadvisers intend to continuously monitor factors related to the ability of the borrower to pay principal and interest on demand.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes are unsecured obligations that permit a Fund to invest different amounts at varying interest rates under arrangements between the Account (as lender) and the issuer of the note (as borrower). Under the note, an Account has the right at any time to increase the amount up to the full amount provided by the note agreement, or to decrease the amount, and the borrower has the right to repay at any time up to the full amount of the note without penalty. Notes purchased by an Account permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice). Notes acquired by an Account may have maturities of more than one year, provided that: (1) the Account is entitled to payment of principal and accrued interest upon not more than seven days notice, and (2) the interest rate on such notes is adjusted automatically at periodic intervals, which normally do not exceed 31 days but may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest-rate adjustment or the demand notice period. Because these notes are direct lending arrangements between the lender and the borrower, the notes normally are not traded and have no secondary market, although the notes are redeemable and, thus, repayable at any time by the borrower at face value plus accrued interest. Accordingly, an Account's right to redeem depends on the borrower's ability to pay interest on demand and repay principal. In connection with variable rate master demand notes, an adviser or subadviser considers, under standards established by the Board, earning power, cash flow and other liquidity ratios of a borrower and monitors the ability of a borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, an Account will invest in them only if the investment adviser determines that the issuer meets the criteria established for commercial paper.

ZERO COUPON BONDS AND STEP-UP BONDS. Zero coupon bonds do not pay interest. They are sold at a substantial discount from face value. Additionally, zero coupon bonds give the issuer the flexibility of reduced cash interest expense for several years, and they give the purchaser the potential advantage of compounding the coupons at a higher rate than might otherwise be available.

Zero coupon bonds are very risky, however, for the investor. Because the cash flows from zero coupon bonds are deferred and because zero coupon bonds often represent subordinated debt, their prices are more volatile than most other bonds.

Step-up bonds are a variant of zero coupon bonds. Step-up bonds pay little or no initial interest rate for several years and then a higher rate until maturity. They are also issued at a discount from face value.

For tax purposes, a purchaser of zero coupon bonds owes income tax on the interest that has accrued each year, even though the Account has received no cash. Certain federal tax law income and capital-gain distribution requirements may have an adverse effect on an Account to the extent it invests in zero coupon bonds.

PAY-IN-KIND BONDS. Pay-in-kind bonds pay interest either in cash or in additional securities at the issuer's option for a specified period. Like zero coupon bonds, PIK bonds are designed to give the issuer flexibility in managing cash flow. Unlike zero coupon bonds, however, PIK bonds offer the investor the opportunity to sell the additional securities issued in lieu of interest and thus obtain current income on the original investment. Certain federal tax law income and capital gain distribution requirements may have an adverse effect on an Account to the extent that it invests in PIK bonds.

RESET BONDS. The interest rate on reset bonds is adjusted periodically to a level that should allow the bonds to trade at a specified dollar level, generally par or $101. The rate can usually be raised, but the bonds have a low call premium, limiting the opportunity for capital gain. Some reset bonds have a maximum rate, generally 2.5% or 3% above the initial rate.

INCREASING RATE NOTES. Increasing rate notes ("IRNs") have interest rates that increase periodically (by 1/4% per quarter, for example). IRNs are generally used as a temporary financing instrument since the increasing rate is an incentive for the issuer to refinance with longer-term debt.

EQUITY SECURITIES. By definition, equity securities include common and preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

STOCKS. Certain Accounts expect to remain fully invested in common stocks to the extent practicable, and is therefore subject to the general risk of the stock market. The value of an Account's shares can be expected to fluctuate in response to changes in market and economic conditions as well as the financial conditions and prospects of the issuers in which it invests. Certain Accounts also may invest in stocks of smaller companies that may individually exhibit more price volatility than the broad market averages. Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes in a company's financial condition and general economic conditions. This is especially true in the case of smaller companies. Moreover, Accounts may invest in stocks of growth-oriented companies that intend to reinvest earnings rather than pay dividends. An Account may make investments in stocks that may at times have limited market liquidity and whose purchase or sale would result in above average transaction costs. Another factor that would increase the fundamental risk of investing in smaller companies is the lack of publicly available information due to their relatively short operating record as public companies.

Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements. However, they tend to involve less risk than stocks of small capitalization companies.

The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of an Account, therefore, are subject to greater fluctuation in value than shares of a conservative equity portfolio or of a growth portfolio that invests entirely in proven growth stocks.

CONVERTIBLE SECURITIES. Convertible securities may include corporate notes or preferred stock but ordinarily are long-term debt obligations of an issuer that are convertible at a stated price or exchange rate into the issuer's common stock. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock.

As fixed-income securities, convertible securities are investments that provide a stable stream of income with generally higher yields than common stocks. Like all fixed-income securities, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but not-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

A synthetic convertible security is comprised of two distinct securities that together resemble convertible securities. Synthetic convertible securities combine non-convertible bonds or preferred stock with warrants or stock call options. The options that form a portion of the convertible security are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotations Systems. The two components of a synthetic convertible security generally are not offered as a unit but may be purchased and sold by a Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the other to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

DEBT SECURITIES. Debt securities held by an Account may be subject to several types of investment risk, including market or interest rate risk, which relates to the change in market value caused by fluctuations in prevailing interest rates and credit risk, which relates to the ability of the issuer to make timely interest payments and to repay the principal upon maturity. Call or income risk relates to corporate bonds during periods of falling interest rates, and involves the possibility that securities with high interest rates will be prepaid or "called" by the issuer prior to maturity. Investment-grade debt securities are generally regarded as having adequate capacity to pay interest and repay principal, but have speculative characteristics. Below-investment-grade debt securities (sometimes referred to as "high-yield/high-risk" or "junk" bonds) have greater speculative characteristics. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The yield on debt instruments over a period of time should reflect prevailing interest rates, which depend on a number of factors, including government action in the capital markets, government fiscal and monetary policy, needs of businesses for capital goods for expansion, and investor expectations as to future inflation. The yield on a particular debt instrument is also affected by the risk that the issuer will be unable to pay principal and interest.

Certain Accounts may invest in corporate debt obligations that may be rated below the three highest rating categories of a nationally recognized statistical rating organization (AAA, AA, or A for S&P and Aaa, AA, or A for Moody's (see the Appendix for more information)) or, if unrated, of comparable quality and may have speculative characteristics or be speculative. Lower-rated or comparable unrated bonds are commonly referred to as "junk bonds". There is no minimum acceptable rating for a security to be purchased or held by certain Accounts, and an Account may, from time to time, purchase or hold securities rated in the lowest rating category and may include bonds in default. Credit ratings evaluate the safety of the principal and interest payments but not the market value of high yield bonds. Further, the value of such bonds is likely to fluctuate over time.

Lower-rated bonds usually offer higher yields with greater risks than higher-rated bonds. Lower-rated bonds have more risk associated with them that the issuer of such bonds will default on principal and interest payments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities that react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligations to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of securities they have issued. As a result of these restructuring, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, an Account may bear additional legal or administrative expenses in order to maximize recovery from an issuer. Additionally, an increase in interest rates may also adversely impact the value of high yield bonds.

The secondary trading market for lower rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the Account.

An Account may, from time to time, own zero coupon bonds and pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities as opposed to cash. The price of zero coupon bonds and pay-in-kind securities is generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds be reported as income to the Account even though it receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower rated bonds, permit the issuers to call the security and therefore redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if an Account owns a bond that is called, the Account will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at a lower interest rate, thus reducing income to the Account.

EVALUATING THE RISKS OF LOWER-RATED SECURITIES. An Account's adviser or subadviser will follow certain steps to evaluate the risks associated with investing in lower-rated securities. These techniques include:

         CREDIT RESEARCH. The adviser or subadviser performs its own credit analysis in addition to using nationally recognized statistical rating organizations and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The credit analysis will consider the issuer s financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the adviser or subadviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

         DIVERSIFICATION. An Account generally invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

         ECONOMIC ANALYSIS. The adviser or subadviser will also analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical and analysis of the business cycle can be important.

Achievement by an Account investing in these bonds of its investment objective may be more dependent on the credit analysis of a lower-rated bond than would be the case if the Account invested exclusively in higher-rated bonds.

EXCHANGE-TRADED FINANCIAL FUTURES. Certain Accounts may use exchange-traded financial futures contracts consisting of stock index futures contracts and futures contracts on debt securities ("interest rate futures") as a hedge to protect against changes in stock prices or interest rates. A stock index futures contract is a contractual obligation to buy or sell a specified index of stock at a future date for a fixed price.

An Account will not purchase or sell futures contracts for which the aggregate initial margin exceeds 5% of the fair market value of its assets, after taking into account unrealized profits and losses on any such contracts which it has entered into. When a futures contract is purchased, the Account will set aside an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. At no time will the Account's investments in such futures be used for speculative purposes.

All financial futures contracts will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). To ensure that its futures transactions meet CFTC standards, the Account will enter into futures contracts for hedging purposes only (i.e., for the purposes or with the intent specified in CFTC regulations and interpretations, subject to the requirements of the Securities and Exchange Commission).

The use of options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may result in the loss of principal, particularly where such instruments are traded for other than hedging purposes (e.g., to enhance current yield).

STOCK INDEX FUTURES CONTRACTS. Certain Accounts may purchase and sell stock index futures contracts. Stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the index. A public market currently exists for stock index futures contracts based on the S&P 500 Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly traded futures contracts. Each Account may purchase and sell stock index futures contracts on its benchmark index or similar index.

Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead are liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by an Account are usually liquidated in this manner, an Account may instead make or take delivery of underlying securities whenever it appears economically advantageous to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of the exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

When futures contracts are entered into by an Account, either as the purchaser or the seller of such contracts, the Fund is required to deposit with its custodian in a segregated account in the name of the futures commission merchant ("FCM") an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer's initial margin on a futures contract represents a good faith deposit securing the customer's contractual obligations under the futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the futures contract is terminated. In addition, subsequent payments to and from the FCM, called "variation margin," are made on a daily basis as the price of the underlying security or stock index fluctuates reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as "marking to market."

Futures contracts generally are not entered into to acquire the underlying asset and generally are not held to maturity. Prior to the contract settlement date, an Account will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS. Certain Accounts also may purchase call and put options and write covered call and put options on stock index futures contracts of the type into which the particular Fund is authorized to enter. Covered put and call options on futures contracts will be covered in the same manner as covered options on securities and securities indices. The Accounts may invest in such options for the purpose of closing out a futures position that has become illiquid.

Options on futures contracts are traded on exchanges that are licensed and regulated by the CFTC. A call option on a futures contract gives the purchaser the right in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, at any time before the option expires.

Unlike entering into a futures contract itself, purchasing options on futures contracts allows a buyer to decline to exercise the option, thereby avoiding any loss beyond forgoing the purchase price (or "premium") paid for the options. Whether, in order to achieve a particular objective, the Account enters into a stock index futures contract, on the one hand, or an option contract on a stock index futures contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such futures and options contracts. Each Account will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.

CERTAIN ADDITIONAL RISKS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In addition to the risks described in the Prospectus, the use of stock index futures contracts and options on such futures contracts may entail the following risks. First, although such instruments when used by an Account are intended to correlate with the Account's portfolio securities, in many cases the futures contracts or options on futures contracts used may be based on stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Account. Second, due to supply and demand imbalances and other market factors, the price movements of stock index futures contracts and options thereon may not necessarily correspond exactly to the price movements of the stock indices on which such instruments are based. Accordingly, there is a risk that an Account's transactions in those instruments will not in fact offset the impact on the Account of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Account which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Account.

To some extent, careful management of these strategies can minimize these risks. For example, where price movements in a futures contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by an Account, it may, in order to compensate for this difference, use an amount of futures contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a futures contract is anticipated to be more volatile, an Account may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.

The risk that the hedging technique used will not actually or entirely offset an adverse change in the value of an Account's securities is particularly relevant to futures contracts. An Account, in entering into a futures purchase contract, potentially could lose any or all of the contract's settlement price. In addition, because stock index futures contracts require delivery at a future date of an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying index and the potential cost of settlement to an Account. A small increase or decrease in the value of the underlying index can, therefore, result in a much greater increase or decrease in the cost to the Fund. Although the Accounts intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when they seek to "close out" (i.e., terminate) a particular stock index futures contract position. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. An Account may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a futures position. Nevertheless, in some cases, an Account may experience losses as a result of such inability. Therefore it may have to liquidate other more advantageous investments to meet its cash needs.

In addition, FCMs or brokers in certain circumstances will have access to the Accounts' assets posted as margin in connection with these transactions as permitted under the Act. The Accounts will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker's insolvency or bankruptcy, it is possible that an Account could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time the Account could effect such recovery.

The success of these techniques depends, among other things, on the adviser's or subadviser's ability to predict the direction and volatility of price movements in the futures markets as well as the securities markets and on its ability to select the proper type, time, and duration of futures contracts. There can be no assurance that these techniques will produce their intended results. In any event, the adviser or subadviser will use stock index futures contracts and options thereon only when it believes the overall effect is to reduce, rather than increase, the risks to which an Account is exposed. These transactions also, of course, may be more, rather than less, favorable to an Account than originally anticipated.

SWAPS. Swaps are over-the-counter (OTC) agreements that typically require counterparties to make periodic payments to each other for A specified period. The calculation of these payments is based on an agreed-upon amount, called the notional amount, that generally is exchanged only in currency swaps. The periodic payments may be a fixed or floating (variable) amount. Floating payments may change with fluctuations in interest or currency rates or equity or commodity prices, depending on the contract terms. Swaps are used to hedge a risk or obtain more desirable financing terms, and they can be used to profit from correctly anticipating rate and price movements.

FOREIGN AND EMERGING MARKETS SECURITIES. Certain Accounts may invest in foreign and/or emerging markets securities. These securities may include U.S. dollar-denominated securities and debt securities of foreign governments (including provinces and municipalities) or their agencies or instrumentalities, securities issued or guaranteed by international organizations designated or supported by multiple governments or entities to promote economic reconstruction or development, and securities of foreign corporations and financial institutions.

Certain Accounts may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"), and similar instruments providing for indirect investment in securities of foreign issuers. Due to the absence of established securities markets in certain foreign countries and restrictions in certain countries on direct investment by foreign countries and restrictions in certain countries on direct investment by foreign entities, an Account may invest in certain issuers through the purchase of sponsored and unsponsored ADRs or other similar securities, such as American Depositary Shares, Global Depositary Shares of International Depositary Receipts. ADRs are receipts typically issued by U.S. banks evidencing ownership of the underlying securities into which they are convertible. These securities may or may not be denominated in the same currency as the underlying securities. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Subject to any limit on an Account's investments in foreign securities, there may be no limit on the amount of assets that may be invested in securities of issuers domiciled in a single country or market. To the extent that an Account's assets are invested substantially in a single country or market, the Account is more susceptible to the risks of investing in that country or market than it would be if its assets were geographically more diversified.

Investments in foreign securities may offer an Account an opportunity to pursue the performance potential of an overseas market. Such securities, however, also entail risks in addition to the risks of U.S. securities. Foreign governments may nationalize or expropriate assets or impose confiscatory taxes on an investment. Civil wars or other political or financial instability or diplomatic developments may affect the value of a Fund's foreign investments. Foreign countries may impose currency exchange controls, foreign withholding taxes, or other factors that may affect the value of an investment. Movement in foreign currency exchange rates against the U.S. dollar may result in significant changes in the value of overseas investments. Generally, if the U.S. dollar weakens, the value of the foreign investment in U.S. dollars increases. Conversely, when the U.S. dollar strengthens, the value of the foreign investment in U.S. dollars decreases.

There is generally less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers generally are not subject to accounting, auditing and financial reporting practices comparable with U.S. practices. Some foreign securities or markets are more thinly traded and, as a result, foreign securities may be less liquid and more volatile than U.S. securities. Foreign settlement procedures and trade regulations may involve risks and expenses not present in U.S. settlements.

The risks of investing in foreign securities may be intensified in the case of investment in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than comparable domestic securities. Investment in emerging markets may be subject to delays in settlements, resulting in periods when a portion of an Account's assets is uninvested and no return is earned thereon. Certain markets may require payment for securities before delivery, and in such markets the Account bears the risk that the securities will not be delivered and that the payment will not be returned.

In addition, many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Foreign securities transactions also include generally higher commission rates and the risks of adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital.

Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

ILLIQUID SECURITIES. Certain Accounts may make investments in illiquid securities. Illiquid securities are those that are not readily marketable within seven days in the ordinary course of business and include restricted securities that may not be publicly sold without registration under the Securities Act of 1933 (the "1933 Act") and Rule 144A securities. Inmost instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If a Fund sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect to those sales, and registration of such securities under the 1933 Act may be required. The Accounts will not bear the expense of such registration. In determining securities subject to the percentage limitation, an Account will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations, including options traded over-the-counter, certain mortgage related securities and other securities subject to restrictions on resale.

RULE 144A SECURITIES. Certain Rule 144A securities may be considered illiquid and, therefore, their purchase is subject to a Fund's limitation on the purchase of illiquid securities, unless the adviser under guidelines approved by the Board determines on an ongoing basis that an adequate trading market exists for the securities. If qualified institutional buyers become uninterested for a time in purchasing Rule 144A securities held by an Account, the Account's level of illiquidity could increase. The Board has established standards and procedures for determining the liquidity of Rule 144A securities and periodically monitors the adviser's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A has developed in recent years, and the adviser cannot predict how this market will develop.

LOANS OF SECURITIES TO BROKER DEALERS. The Account may lend securities to brokers and dealers pursuant to agreements requiring that the loans be continuously secured by cash, liquid securities, or any combination of cash and liquid securities, as collateral equal at all times in value to at least 102% of the market value of the securities loaned. The Account will not loan securities if, after a loan, the aggregate of all outstanding securities loans exceeds one third of the value of the Account's total assets taken at their current market value. The Account continues to receive interest or dividends on the securities loaned and simultaneously earns interest on the investment of any cash loan collateral in U.S. Treasury notes, certificates of deposit, other high grade, short-term obligations or interest-bearing cash equivalents. Although voting rights attendant to securities loaned pass to the borrower, such loans may be called at any time and will be called so that the Account may vote the securities if, in the opinion of the investment adviser, a material event affecting the investment would occur. There may be risks of delay in receiving additional collateral, in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans may be made only to borrowers deemed to be of good standing, under standards approved by the Board of Managers ("Board"), when the income to be earned from the loan justifies the risks.

REVERSE REPURCHASE AGREEMENTS: A reverse repurchase agreement transaction is similar to borrowing cash. In a reverse repurchase agreement, an Account transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash and agrees on a stipulated date in the future to repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable an Account to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Account will be able to avoid selling portfolio instruments at a disadvantageous time.

The Accounts will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory to the adviser or subadviser. Such transactions may increase fluctuations in an Account's yield or in the market value of its assets.

When effecting reverse repurchase agreements, liquid assets of an Account, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, an Account may restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

TEMPORARY INVESTMENTS. Permissible temporary investments for defensive or cash management purposes may include U.S. government securities and money market instruments, including instruments of banks that are members of the Federal Deposit Insurance Corporation with assets of at least $1 billion, such as certificates of deposit, demand and time deposits, and bankers' acceptances; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. government securities.

Certain Accounts may invest in debt obligations which involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

TEMPORARY BANK BORROWING: Certain Accounts may borrow from banks for temporary purposes, including the meeting of redemption requests, which might require the untimely disposition of securities.

LETTERS OF CREDIT: Certain Accounts may also engage in trades of municipal obligations, certificates of participation therein, commercial paper and other short-term obligations that are backed by irrevocable letters of credit issued by banks which assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks the securities of which, in the opinion of the Investment Subadviser, are of investment quality comparable to other permitted investments of the Accounts may be used for letter of credit-backed investment.

INVESTMENT IN UNSEASONED COMPANIES: Certain Accounts may also invest Account assets in securities of companies that have operated for less than three years, including the operations of predecessors. The Accounts have undertaken that they will not make investments that will result in more than 5% of total assets being invested in the securities of newly formed companies and equity securities that are not readily marketable. Investing in securities of unseasoned companies may, under certain circumstances, involve greater risk than is customarily associated with investment in more established companies.

REAL ESTATE-RELATED INSTRUMENTS: Some Accounts may engage in the purchase and sale of real estate related instruments including real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, over building and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.

CORPORATE ASSET-BACKED SECURITIES: Corporate asset-backed securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Corporate asset-backed securities present certain risks. For instance, in the case of credit care receivables, these securities may not have the benefit of any security interest in the related collateral.

ASSET-BACKED MORTGAGE SECURITIES: Securities of this type include interests in pools of lower-rated debt securities, or consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of the issuers, and the creditworthiness of the parties involved. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: By purchasing a loan participation, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase.

Some Accounts may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by these Accounts may involve revolving credit facilities or other standby financing commitments which obligate the Accounts to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Accounts may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

INVESTMENT COMPANY SECURITIES: Generally, the Accounts may purchase and sell securities of open and closed-end investment companies subject to the limits prescribed under the 1940 Act..

AFFILIATED BANK TRANSACTIONS: Certain Accounts may engage in transactions with financial institutions that are, or may be considered to be "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities, U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Managers and the advisers of Accounts engaged in affiliated bank transactions have established and will periodically review procedures applicable to transactions involving affiliated financial institutions.

INDEXED SECURITIES: Certain Accounts may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting, in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. Indexed securities may be more volatile than the underlying instruments.

SHORT SALES "AGAINST THE BOX": Some Accounts may enter into a short sale against the box. If an Account decides to enter into such transitions, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding.

COMMERCIAL PAPER RATINGS: Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements;
(2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.


                             INVESTMENT RESTRICTIONS

         The Separate Accounts each have different investment objectives and policies, as discussed above and in the Prospectus. Each Managed Separate Account has certain fundamental investment restrictions, which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act.

         The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.


THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("GIS") THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES ("TGIS")

INVESTMENT RESTRICTIONS

         The investment restrictions for Accounts GIS and TGIS, as set forth below, are identical, except where indicated. The investment restrictions set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account GIS or Account TGIS, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account GIS or Account TGIS.

         1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of Account GIS, or 10% of the value of the assets of Account TGIS, and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

         3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of the Account not to exceed 5% of the voting securities of any one issuer.)

         9.       Senior securities will not be issued.

         10.      Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

         12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

         Changes in the investments of Accounts GIS and TGIS may be made from time to time to take into account changes in the outlook for particular industries or companies. The Accounts' investments will not, however, be concentrated in any one industry; that is, no more than 25% of the value of their assets will be invested in any one industry. While Accounts GIS and TGIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than 10% of their investment portfolios.

         The assets of Accounts GIS and TGIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

         Although Accounts GIS and TGIS intend to purchase securities for long-term appreciation of capital and income, and do not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Accounts GIS and TGIS.

However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%, and Account TGIS expects that its portfolio turnover will be higher than normal since the Account is being timed by third party investment advisory services. The portfolio turnover rate for Account GIS for the years ended December 31, 1998, 1999 and 2000 was 50%, 47% and 52%, respectively. The portfolio turnover rate for Account TGIS for the years ended December 31, 1998, 1999 and 2000 was 81%, 51% and 59%, respectively.

THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES ("TAS")

INVESTMENT RESTRICTIONS

         The investment restrictions set forth below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TAS, as defined in the 1940 Act. Account TAS may not:

         1. invest more than 5% of its total assets, computed at market value, in the securities of any one issuer;

         2. invest in more than 10% of any class of securities of any one issuer;

         3. invest more than 5% of the value of its total assets in companies which have been in operation for less than three years;

         4. borrow money, except to facilitate redemptions or for emergency or extraordinary purposes and then only from banks and in amounts of up to 10% of its gross assets computed at cost; while outstanding, a borrowing may not exceed one-third of the value of its net assets, including the amount borrowed; Account TAS has no intention of attempting to increase its net income by means of borrowing and all borrowings will be repaid before additional investments are made; assets pledged to secure borrowings shall be no more than the lesser of the amount borrowed or 10% of the gross assets of Account TAS computed at cost;

         5. underwrite securities, except that Account TAS may purchase securities from issuers thereof or others and dispose of such securities in a manner consistent with its other investment policies; in the disposition of restricted securities the Account may be deemed to be an underwriter, as defined in the Securities Act of 1933 (the "1933 Act");

         6. purchase real estate or interests in real estate, except through the purchase of securities of a type commonly purchased by financial institutions which do not include direct interest in real estate or mortgages, or commodities or commodity contracts, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes as described above;

         7.       invest for the primary purpose of control or management;

         8. make margin purchases or short sales of securities, except for short-term credits which are necessary for the clearance of transactions, and to place not more than 5% of its net asset value in total margin deposits for positions in futures contracts;

         9. make loans, except that Account TAS may purchase money market securities, enter into repurchase agreements, buy publicly and privately distributed debt securities and lend limited amounts of its portfolio securities to broker-dealers; all such investments must be consistent with the Account's investment objective and policies;

         10. invest more than 25% of its total assets in the securities of issuers in any single industry;

         11. purchase the securities of any other investment company, except in the open market and at customary brokerage rates and in no event more than 3% of the voting securities of any investment company;

         12. invest in interests in oil, gas or other mineral exploration or development programs; or

         13. invest more than 5% of its net assets in warrants, valued at the lower of cost or market; warrants acquired by the Account in units or attached to securities will be deemed to be without value with regard to this restriction. Account TAS is subject to restrictions in the sale of portfolio securities to, and in its purchase or retention of securities of, companies in which the management personnel of The Travelers Investment Management Company ("TIMCO") have a substantial interest.

         Account TAS may make investments in an amount of up to 10% of the value of its net assets in restricted securities which may not be publicly sold without registration under the 1933 Act. In most instances such securities are traded at a discount from the market value of unrestricted securities of the same issuer until the restriction is eliminated. If and when Account TAS sells such portfolio securities, it may be deemed an underwriter, as such term is defined in the 1933 Act, with respect thereto, and registration of such securities under the 1933 Act may be required. Account TAS will not bear the expense of such registration. Account TAS intends to reach agreements with all such issuers whereby they will pay all expenses of registration. In determining securities subject to the 10% limitation, Account TAS will include, in addition to restricted securities, repurchase agreements maturing in more than seven days and other securities not having readily available market quotations.

PORTFOLIO TURNOVER

         Although Account TAS intends to invest in securities selected primarily for prospective capital growth and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A high turnover rate should not be interpreted as indicating a variation from the stated investment policy, and will normally increase Account TAS's brokerage costs. While there is no restriction on portfolio turnover, Account TAS's portfolio turnover rate may be high since the Account is being timed by third party investment advisory services. The portfolio turnover rate for the years ended December 31, 1998, 1999 and 2000 was 113%, 85% and 106%, respectively.

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES ("QB")

INVESTMENT RESTRICTIONS

         The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

         1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

         3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired.

         9.       Senior securities will not be issued.

         10.      Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

         12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

         The investments of Account QB will not be concentrated in any one industry; that is, no more than 25% of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

         Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1998, 1999 and 2000 was 438%, 340% and 105%, respectively.

THE TRAVELERS MONEY MARKET ACCOUNT FOR VARIABLE ANNUITIES ("MM")

INVESTMENT RESTRICTIONS

         In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account MM operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account MM, as defined in the 1940 Act. Account MM may not:

         1. purchase any security which has a maturity date more than one year from the date of the Account's purchase;

         2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities). Neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

         3. acquire more than 10% of the outstanding securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         4. invest more than 5% of its assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government. However, the Fund may invest up to 25% of its total assets in first tier securities, as defined in Rule 2a-7, of a single issuer for a period of up to three business days after the purchase thereof;

         5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

         6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

         7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

         8.       (a) make investments for the purpose of exercising control;
                  (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

         9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

         10.      issue senior securities.

PORTFOLIO TURNOVER

           A portfolio turnover rate is not applicable to Account MM which invests only in money market instruments.

THE TRAVELERS TIMED SHORT-TERM BOND ACCOUNT FOR VARIABLE ANNUITIES ("TSB")

INVESTMENT RESTRICTIONS

         In keeping with the objective of obtaining the highest possible current income consistent with a high degree of liquidity and preservation of capital, Account TSB operates under the following restrictions, which restrictions are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account TSB, as defined in the 1940 Act. Account TSB may not:

         1. purchase any security which has a maturity date more than three years from the date such security was purchased;

         2. invest more than 25% of its assets in the securities of issuers in any single industry (exclusive of securities issued by domestic banks and savings and loan associations, or securities issued or guaranteed by the United States Government, its agencies, authorities or instrumentalities); neither all finance companies, as a group, nor all utility companies, as a group, are considered a single industry for the purpose of restriction;

         3. invest more than 10% of its assets in the securities of any one issuer, including repurchase agreements with any one bank or dealer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         4. acquire more than 10% of the outstanding securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         5. borrow money, except from banks on a temporary basis in an aggregate amount not to exceed one-third of the Account's assets (including the amount borrowed); the borrowings may be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Account will not purchase any investment while any such borrowing exists; immediately after the borrowing, and at all times thereafter while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account;

         6. pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Account, except as may be necessary in connection with any borrowing mentioned above and in an aggregate amount not to exceed 5% of the Account's assets;

         7. make loans, provided that the Account may purchase money market securities and enter into repurchase agreements;

         8.       (a) make investments for the purpose of exercising control;
                  (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein, or money market securities issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or other development programs; (d) purchase any securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies, authorities or instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Account's assets would be invested in such securities; (g) purchase or retain securities of any issuer if the officers and directors of the investment adviser who individually own more than 0.5% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities;

         9. invest in securities which under the 1933 Act or other securities laws cannot be readily disposed of with registration or which are otherwise not readily marketable at the time of purchase, including repurchase agreements that mature in more than seven days, if as a result more than 10% of the value of the Account's assets is invested in these securities. At present, the Account has no investments in these securities and has no present expectation of purchasing any, although it may in the future; and

         10.      issue senior securities.

PORTFOLIO TURNOVER

         Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account TSB to the same extent as high turnover in a separate account which invests primarily in common stock. While there is no restriction on portfolio turnover, Account TSB's turnover rate may be high since the Account is being timed by third party investment advisory services.

A portfolio turnover rate is not applicable to Account TSB which invests only in short-term instruments.


                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

         The investments and administration of the separate accounts are under the direction of the Board of Managers. The Travelers Investment Management Company (TIMCO) furnishes investment management and advisory services to Accounts TGIS, TSB and TAS according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account TGIS and TIMCO and Account TSB and TIMCO, were each approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account TAS and TIMCO was approved by a vote of the variable annuity contract owners at their meeting held on April 23, 1993, and amended effective May 1, 1996 by virtue of contract owner approval at a meeting held on April 19, 1996.

         Travelers Asset Management International Company LLC (TAMIC) furnishes investment management and advisory services to Accounts GIS, QB, and MM according to the terms of written Investment Advisory Agreements. The Investment Advisory Agreements between Account QB and TAMIC and Account MM and TAMIC, were each approved by a vote of variable annuity contract owners at their meeting held on April 23, 1993. The Investment Advisory Agreement between Account GIS and TAMIC was approved by a vote of the variable annuity contract owners at their meeting held on April 27, 1998.

         The agreements between Accounts TGIS, TSB and TAS and TIMCO, and the agreements between Accounts GIS, QB and MM and TAMIC, will all continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

         1. provides that for investment management and advisory services, the Company will pay to TIMCO and TAMIC, on an annual basis, an advisory fee based on the current value of the assets of the accounts for which TIMCO and TAMIC act as investment advisers (see "Advisory Fees" in the prospectus);

         2. may not be terminated by TIMCO or TAMIC without the prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

         3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Accounts. In addition, and in either event, the terms of the agreements must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreements, cast in person at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreements; and

         4.       will automatically terminate upon assignment.

ADVISORY FEES

         The advisory fee for each Separate Account is described in the prospectus.

         The advisory fees paid to TIMCO by each of the Accounts during the last three fiscal years were:

                                 ACCOUNT GIS            ACCOUNT TSB            ACCOUNT TGIS             ACCOUNT TAS
                                 -----------            -----------            ------------             -----------

            1998                  $1,094,293*           $ 517,425               $ 461,300               $ 256,041
            1999                  $        0*           $ 585,299               $ 398,256               $ 216,715
            2000                  $        0*           $ 507,383               $ 409,138               $ 204,456

         The advisory fees paid to TAMIC by each of the Accounts during the last three fiscal years were:

                               ACCOUNT GIS             ACCOUNT QB             ACCOUNT MM

             1998              $3,274,491*            $    518,262           $    324,122
             1999              $5,840,016*            $    495,204           $    407,307
             2000              $5,961,627*            $    407,112           $    497,116


*TIMCO served as investment adviser from January 1, 1998 through April 30, 1998. Effective May 1, 1998, TIMCO became the Subadviser and TAMIC became the Adviser. The subadvisory fee paid to TIMCO by TAMIC for Account GIS for the period May 1, 1998 through December 31, 1998 was $2,291,392 and for the years ended December 1999 and 2000 were $3,895,005 and $3,955,815, respectively.


                                      TIMCO

           Investment decisions for Accounts TGIS, TSB and TAS will be made independently from each other and from any other accounts that may be or become managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

           Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreements, TIMCO will place purchase and sale orders for portfolio securities of the Accounts through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms, which provide brokerage, and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Accounts TGIS, TSB and TAS, and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts, but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

         Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Accounts TGIS and TAS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and managing the portfolios of Accounts GIS, TGIS, TSB and TAS by comparing brokerage firms utilized by TIMCO to other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.


------------------------ ----------------- -------------- -------------- ---------------------------------- --------------------

                                                                         Total Portfolio Transactions       Commission paid to
                                                                         Associated with Brokers Providing  Such Brokers for
Funds                    2000              1999           1998           Research Services in 2000          Research in 2000
------------------------ ----------------- -------------- -------------- ---------------------------------- --------------------
Account GIS              $ 1,113,445       $970,607       $896,520       $ 800,896,792                      $866,422
------------------------ ----------------- -------------- -------------- ---------------------------------- --------------------
Account TGIS             $   152,854       $147,504       $348,258       $ 123,903,419                      $125,113
------------------------ ----------------- -------------- -------------- ---------------------------------- --------------------
Account TAS              $   126,288       $165,806       $259,177       $  91,328,638                      $109,425
------------------------ ----------------- -------------- -------------- ---------------------------------- --------------------

         There were no brokerage commissions paid by Account QB for the fiscal years ended December 31, 1998, 1999 and 2000. For the fiscal year ended December 31, 2000, no portfolio transactions were directed to certain brokers because of research services.

No formulas were used in placing such transactions with brokers who provided research services, and no specific amount of transactions was allocated for research services. Brokerage business placed with brokers affiliated with any of the advisers or subadvisers during 2000 follows.

BROKERAGE BUSINESS PLACED WITH AFFILIATED BROKERS

ACCOUNT GIS:

---------------------------- ---------------------------- ------------------------- ------------------------------------
                                                                                    % of Fund's Aggregate Dollar
                                     $ Amount of                   % of Total       Amount of Transactions Involving
Affiliated Broker                 Commissions Paid              Commissions Paid    Commissions per Affiliated Broker
---------------------------- ---------------------------- ------------------------- ------------------------------------
Robinson Humphrey                      $68,515                        6.2%                             4.7%
---------------------------- ---------------------------- ------------------------- ------------------------------------
Salomon Smith Barney                   $40,844                        3.7%                             2.3%
---------------------------- ---------------------------- ------------------------- ------------------------------------

---------------------------- ---------------------------- ------------------------- ------------------------------------

ACCOUNT TGIS:

--------------------------- ---------------------------- ------------------------------ ------------------------------------
                                                                                        % of Fund's Aggregate Dollar
                                    $ Amount of                   % of Total            Amount of Transactions Involving
Affiliated Broker                Commissions Paid              Commissions Paid         Commissions per Affiliated Broker
--------------------------- ---------------------------- ------------------------------ ------------------------------------
Robinson Humphrey                     $6,664                         4.4%                                  3.1%
--------------------------- ---------------------------- ------------------------------ ------------------------------------
Salomon Smith Barney                  $4,264                         2.8%                                  1.6%
--------------------------- ---------------------------- ------------------------------ ------------------------------------

ACCOUNT TAS:

--------------------------- ---------------------------- ------------------------------ -------------------------------------
                                                                                        % of Fund's Aggregate Dollar
                                    $ Amount of                   % of Total            Amount of Transactions Involving
Affiliated Broker                Commissions Paid              Commissions Paid         Commissions per Affiliated Broker
--------------------------- ---------------------------- ------------------------------ -------------------------------------
Robinson Humphrey                     $1,930                         1.6%                                  1.2%
--------------------------- ---------------------------- ------------------------------ -------------------------------------
Salomon Smith Barney                   $ 690                         0.5%                                  0.1%
--------------------------- ---------------------------- ------------------------------ -------------------------------------

                                      TAMIC

         Investment advice and management for TAMIC's clients (Accounts GIS, QB and MM) are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS, QB or MM may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts GIS, QB or MM are concerned. In other cases, however, it is believed that the ability of the accounts to participate in volume transactions will produce better executions for the accounts.

BROKERAGE

         Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

         Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Accounts GIS and QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

         TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

         The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.


PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Managers, TAMIC is responsible for the investment decisions and the placement of orders for portfolio transactions of Account MM. Portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter, and transactions with dealers normally reflect the spread between the bid and asked prices. TAMIC seeks to obtain the best net price and most favorable execution of orders for the purchase and sale of portfolio securities.

CODE OF ETHICS. Pursuant to Rule 17j-1 of the 1940 Act, the Funds, their investment advisers and principal underwriter have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interest of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personnel securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.


                               VALUATION OF ASSETS

The value of the assets of each Funding Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

         When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are value by management at prices which it deems in good faith to be fair.

         Short term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                              NET INVESTMENT FACTOR

THE CONTRACT VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an investment alternative from one Valuation Period to the next. The net investment factor is determined by dividing (a) by (b) and adding (c) to the result where:

         (a) is the net result of the Valuation Period's investment income (including, in the case of assets invested in an underlying mutual fund, distributions whose ex-dividend date occurs during the Valuation Period), PLUS capital gains and losses (whether realized or unrealized), LESS any deduction for applicable taxes (presently zero);

         (b) is the value of the assets at the beginning of the Valuation Period (or, in the case of assets invested in an underlying mutual fund, value is based on the net asset value of the mutual fund);

         (c) is the net result of 1.000, LESS the Valuation Period deduction for the insurance charge, LESS the applicable deduction for the investment advisory fee, and in the case of Accounts TGIS, TSB and TAS, LESS the applicable deduction for market timing fees (the deduction for the investment advisory fee is not applicable in the case of assets invested in an Underlying Fund, since the fee is reflected in the net asset value of the fund).

         The net investment factor may be more or less than one.

ACCUMULATION UNIT VALUE. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the business day just ended. The net investment factor is calculated for each funding option and takes into account the investment performance, expenses and the deduction of certain expenses.

ANNUITY UNIT VALUE. An Annuity Unit Value as of any business day is equal to (a) the value of the Annuity Unit on the preceding business day, multiplied by (b) the corresponding net investment factor for the business day just ended, divided by (c) the assumed net investment factor for the valuation period. (For example, the assumed net investment factor based on an annual assumed net investment rate of 3.0% for a valuation period of one day is 1.000081 and, for a period of two days, is 1.000081 x 1.000081.)


                           FEDERAL TAX CONSIDERATIONS

         The following description of the federal income tax consequences under this Contract is not exhaustive and is not intended to cover all situations. Because of the complexity of the law and the fact that the tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of an annuity contract and by a contract owner or beneficiary who may make elections under a contract. For further information, please consult a qualified tax adviser.

MANDATORY DISTRIBUTIONS FOR QUALIFIED PLANS

         Federal tax law requires that minimum annual distributions begin by April 1st of the calendar year following the later of calendar year in which a participant under a qualified plan, or a Section 403(b) annuity, attains age 70 1/2 or retires. Minimum annual distributions under an IRA must begin by April 1st of the calendar year in which the contract owner attains 70 1/2. Distributions must also begin or be continued according to required patterns following the death of the contract owner or the annuitant.

NONQUALIFIED ANNUITY CONTRACTS

         Individuals may purchase tax-deferred annuities without tax law funding limits. The purchase payments receive no tax benefit, deduction or deferral, but increases in the value of the contract are generally deferred from tax until distribution. If a nonqualified annuity is owned by other than an individual, however, (e.g., by a corporation), the increases in value attributable to purchase payments made after February 28, 1986 are generally includable in income annually. Furthermore, for contracts issued after April 22, 1987, all deferred increases in value will be includable in the income of a contract owner when the contract owner transfers the contract without adequate consideration.

         If two or more annuity contracts are purchased from the same insurer within the same calendar year, distributions from any of them will be taxed based upon the amount of income in all of the same calendar year series of annuities. This will generally have the effect of causing taxes to be paid sooner on the deferred gain in the contracts.

         Those receiving partial distributions made before the maturity date will generally be taxed on an income-first basis to the extent of income in the contract. If you are exchanging another annuity contract for this annuity, certain pre-August 14, 1982 deposits into an annuity contract that have been placed in the contract by means of a tax-deferred exchange under Section 1035 of the Code may be withdrawn first without income tax liability. This information on deposits must be provided to the Company by the other insurance company at the time of the exchange. There is income in the contract generally to the extent the cash value exceeds the investment in the contract. The investment in the contract is equal to the amount of premiums paid less any amount received previously which was excludable from gross income. Any direct or indirect borrowing against the value of the contract or pledging of the contract as security for a loan will be treated as a cash distribution under the tax law.

         In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any non-qualified contract to contain certain provisions specifying how your interest in the contract will be distributed in the event of the death of an owner of the contract. Specifically,
Section 72(s) requires that (a) if an owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner's death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner's death. These requirements will be considered satisfied as to any portion of an owner's interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner's death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner. Contracts will be administered by the Company in accordance with these rules and the Company will make a notification when payments should be commenced.

INDIVIDUAL RETIREMENT ANNUITIES

         To the extent of earned income for the year and not exceeding $2,000 per individual, an individual may make deductible contributions to an individual retirement annuity (IRA). There are certain limits on the deductible amount based on the adjusted gross income of the individual and spouse and based on their participation in a retirement plan. If an individual is married and the spouse does not have earned income, the individual may establish IRAs for the individual and spouse. Purchase payments may then be made annually into IRAs for both spouses in the maximum amount of 100% of earned income up to a combined limit of $4,000.

         The Code provides for the purchase of a Simplified Employee Pension
(SEP) plan. A SEP is funded through an IRA with an annual employer contribution limit of 15% of compensation up to $35,000 for each participant. The Internal Revenue Services has not reviewed the contract for qualifications as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the optional enhanced death benefit in the contract comports with IRA qualification requirements.

SIMPLE Plan IRA Form

         Effective January 1, 1997, employers may establish a savings incentive match plan for employees ("SIMPLE plan") under which employees can make elective salary reduction contributions to an IRA based on a percentage of compensation of up to $6,000. (Alternatively, the employer can establish a SIMPLE cash or deferred arrangement under IRS Section 401(k)). Under a SIMPLE plan IRA, the employer must either make a matching contribution of 100% on the first 3% or 7% contribution for all eligible employees. Early withdrawals are subject to the 10% early withdrawal penalty generally applicable to IRAs, except that an early withdrawal by an employee under a SIMPLE plan IRA, within the first two years of participation, shall be subject to a 25% early withdrawal tax.

ROTH IRAS

         Effective January 1, 1998, Section 408A of the Code permits certain individuals to contribute to a Roth IRA. Eligibility to make contributions is based upon income, and the applicable limits vary based on marital status and/or whether the contribution is a rollover contribution from another IRA or an annual contribution. Contributions to a Roth IRA, which are subject to certain limitations, ($2,000 per year for annual contributions), are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA or other IRA. A conversion of a "traditional" IRA to a Roth IRA may be subject to tax and other special rules apply. You should consult a tax adviser before combining any converted amounts with other Roth IRA contributions, including any other conversion amounts from other tax years.

         Qualified distributions from a Roth IRA are tax-free. A qualified distribution requires that the Roth IRA has been held for at least 5 years, and the distribution is made after age 59 1/2, on death or disability of the owner, or for a limited amount ($10,000) for a qualified first time home purchase for the owner or certain relatives. Income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during five taxable years starting with the year in which the first contribution is made to any Roth IRA of the individual.

QUALIFIED PENSION AND PROFIT-SHARING PLANS

         Under a qualified pension or profit-sharing plan, purchase payments made by an employer are not currently taxable to the participant and increases in the value of a contract are not subject to taxation until received by a participant or beneficiary.

         Distributions are generally taxable to the participant or beneficiary as ordinary income in the year of receipt. Any distribution that is considered the participant's "investment in the contract" is treated as a return of capital and is not taxable. Under a qualified plan, the investment in the contract may be zero.

         The contract includes an optional death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan. Because the death benefit may exceed this limitation, employers using the contract in connection with such plans should consult their tax adviser.

SECTION 403(b) PLANS

         Under Code section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. A qualified contract issued as a tax-sheltered annuity under section 403(b) will be amended as necessary to conform to the requirements of the Code.

         The contract includes an optional death benefit that in some cases may exceed the greater of the purchase payments or the contract value. The death benefit could be characterized as an incidental benefit, the amount of which is limited in any tax-sheltered annuity under section 403(b). Because the death benefit may exceed this limitation, employers using the Contract in connection with such plans should consult their tax adviser.

         Code section 403(b)(11) restricts this distribution under Code section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1998; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

FEDERAL INCOME TAX WITHHOLDING

         The portion of a distribution, which is taxable income to the recipient, will be subject to federal income tax withholding as follows:

1. ELIGIBLE ROLLOVER DISTRIBUTION FROM SECTION 403(b) PLANS OR ARRANGEMENTS OR FROM QUALIFIED PENSION AND PROFIT-SHARING PLANS

         There is a mandatory 20% tax withholding for plan distributions that are eligible for rollover to an IRA or to another retirement plan but that are not directly rolled over. A distribution made directly to a participant or beneficiary may avoid this result if:

         (a) a periodic settlement distribution is elected based upon a life or life expectancy calculation, or

         (b) a term-for-years settlement distribution is elected for a period of ten years or more, payable at least annually, or

         (c) a minimum required distribution as defined under the tax law is taken after the attainment of the age of 701/2 or as otherwise required by law, or

         (d)      the distribution is a hardship distribution.

         A distribution including a rollover that is not a direct rollover will be subject to the 20% withholding, and a 10% additional tax penalty may apply to any amount not added back in the rollover. The 20% withholding may be recovered when the participant or beneficiary files a personal income tax return for the year if a rollover was completed within 60 days of receipt of the funds, except to the extent that the participant or spousal beneficiary is otherwise underwithheld or short on estimated taxes for that year.

2.       OTHER NON-PERIODIC DISTRIBUTIONS (FULL OR PARTIAL REDEMPTIONS)

         To the extent not described as requiring 20% withholding in 1 above, the portion of a non-periodic distribution which constitutes taxable income will be subject to federal income tax withholding, if the aggregate distributions exceed $200 for the year, unless the recipient elects not to have taxes withheld. If no such election is made, 10% of the taxable distribution will be withheld as federal income tax. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs.

3. PERIODIC DISTRIBUTIONS (DISTRIBUTIONS PAYABLE OVER A PERIOD GREATER THAN ONE YEAR)

         The portion of a periodic distribution which constitutes taxable income will be subject to federal income tax withholding under the wage withholding tables as if the recipient were married claiming three exemptions. A recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by providing a completed election form. Election forms will be provided at the time distributions are requested. This form of withholding applies to all annuity programs. As of January 1, 2001, a recipient receiving periodic payments (e.g., monthly or annual payments under an annuity option) which total $15,150 or less per year, will generally be exempt from periodic withholding.

                  Recipients who elect not to have withholding made are liable for payment of federal income tax on the taxable portion of the distribution. All recipients may also be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient to cover tax liabilities.

                  Recipients who do not provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding. Additionally, U.S citizens residing outside of the country, or U.S. legal residents temporarily residing outside the country, are not permitted to elect out of withholding.


                             PERFORMANCE INFORMATION


         From time to time, the Company may advertise several types of historical performance for Accounts GIS, QB, MM, TGIS, TSB, TAS and the Funding Options of Fund U.

         STANDARDIZED METHOD. Quotations of average annual total returns are computed according to a formula in which a hypothetical initial investment of $1,000 is applied to an Account or Funding Option, and then related to ending redeemable values over one-, five-, and ten-year periods, or for a period covering the time during which the Funding Option has been in existence, if less. If a Funding Option has been in existence for less than one year, the "since inception" total return performance quotations are year-to-date and are not average annual total returns. These quotations reflect the deduction of all recurring charges during each period (on a pro rata basis in the case of fractional periods). The deduction for the annual contract administrative charge is converted to a percentage of assets based on the actual fee collected, divided by the average net assets for contracts sold under the Prospectus to which this Statement of Additional Information relates. Each quotation assumes a total redemption at the end of each period with the assessment of any applicable withdrawal charge at that time. For Accounts TGIS, TSB and TAS, market timing fees are included in expenses in the calculation of performance for periods on or after May 1, 1990, the date on which the market timing fee became a charge against the daily assets of the timed accounts. The performance for periods prior to May 1, 1990 does not reflect the deduction of the market-timing fee.

         NONSTANDARDIZED METHOD. Nonstandardized "total returns" will be calculated in a similar manner based on the performance of the Funding Options over a period of time, usually for the calendar year-to-date, and for the past one-, three-, five- and ten-year periods. Nonstandardized total returns will not reflect the deduction of any applicable withdrawal charge or the annual contract administrative charge, which, if reflected, would decrease the level of performance shown. The withdrawal charge is not reflected because the Contract is designed for long-term investment.

         For funding options that were in existence before they became available under Fund U, the nonstandardized average total return quotations will reflect the investment performance that such funding options would have achieved

(reduced by the applicable charges) had they been held available under the Contract for the period quoted. The total return quotations are based upon historical earnings and are not necessarily representative of future performance.

         TOTAL RETURN QUOTATIONS FOR TIMED ACCOUNTS. Because Accounts TGIS, TSB and TAS are primarily available to Contract Owners who have entered into third party market timing services agreements, the Accounts may experience wide fluctuations in assets over a given time period. Consequently, performance data computed according to both the standardized and nonstandardized methods for Accounts TGIS, TSB and TAS may not always be useful in evaluating the performance of these Accounts. In addition, performance data for Accounts TGIS, TSB and TAS alone will not generally be useful to the purchase of evaluating the performance of a market timing strategy that uses these Accounts.

         Average annual total returns of each managed Separate Account computed according to the standardized and non-standardized methods for the periods ended December 31, 2000 are set forth in the following tables.

                           TRAVELERS UNIVERSAL ANNUITY
                 STANDARDIZED PERFORMANCE UPDATE AS OF 12/31/00

---------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:                                              1 Year     5 Year    10 Year (or inception)
---------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                   -23.41%     16.22%     19.00%      2/13/95
---------------------------------------------------------------------------------------------------------
American Odyssey Core Equity Fund                           -20.36%     7.42%       9.51%       6/1/93
---------------------------------------------------------------------------------------------------------
American Odyssey Emerging Opportunities Fund                 3.54%      5.00%       9.59%      5/18/93
---------------------------------------------------------------------------------------------------------
American Odyssey International Equity Fund                  -13.86%     10.14%     10.32%      5/17/93
---------------------------------------------------------------------------------------------------------
Capital Appreciation Fund (Janus)                           -26.83%     23.46%     20.32%      5/16/83
---------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio                              6.72%      0.00%       4.21%       5/8/98
---------------------------------------------------------------------------------------------------------
Dreyfus VIF Stock Index Fund                                -15.03%     15.76%     14.13%      1/28/92
---------------------------------------------------------------------------------------------------------
Fidelity VIP Equity Income Portfolio - Initial Class         1.89%      11.26%     13.61%      7/21/93
---------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Initial Class               -16.62%     17.09%     15.24%      1/28/92
---------------------------------------------------------------------------------------------------------
Smith Barney International Equity Portfolio                 -28.62%     8.16%       9.87%      2/17/95
---------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                       6.52%      11.28%     14.29%      2/24/95
---------------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio (Smith Barney)              -6.79%     16.20%     14.09%       5/1/92
---------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 1                   0.91%      11.73%     12.80%      1/27/92
---------------------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Stock Portfolio                9.98%      0.00%       9.96%       5/8/98
---------------------------------------------------------------------------------------------------------
Travelers Growth and Income Stock Account                   -16.85%     16.50%     15.06%      5/16/83
---------------------------------------------------------------------------------------------------------
Utilities Portfolio (Smith Barney)                           17.52%     12.36%     13.20%       2/4/94
---------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
---------------------------------------------------------------------------------------------------------
American Odyssey Global High-Yield Bond Fund                 -9.93%       -        -3.12%       5/1/98
---------------------------------------------------------------------------------------------------------
American Odyssey Intermediate-Term Bond Fund                 0.09%      3.22%       4.23%       6/1/93
---------------------------------------------------------------------------------------------------------
American Odyssey Long-Term Bond Fund                         5.78%      3.89%       5.75%       6/1/93
---------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio - Initial Class          -27.39%     -0.95%      5.10%      2/14/92
---------------------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio                          -6.70%     1.01%       3.76%       3/3/95
---------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                          -13.87%     1.70%       4.45%       3/6/95
---------------------------------------------------------------------------------------------------------
Templeton Global Income Securities Fund - Class 1            -1.19%     1.18%       3.61%      1/28/92
---------------------------------------------------------------------------------------------------------
Travelers High Yield Bond Trust                              -5.43%     6.43%       9.41%      5/16/83
---------------------------------------------------------------------------------------------------------
Travelers Quality Bond Account                               -0.56%     3.61%       6.11%      5/16/83
---------------------------------------------------------------------------------------------------------
Travelers U.S. Government Securities Portfolio               7.83%      4.35%       5.99%      1/28/92
---------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
---------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class        -10.02%     8.90%       9.12%      1/28/92
---------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                   10.00%     10.89%     13.27%      2/17/95
---------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund - Class 1                      -6.07%     10.23%     11.12%      1/27/92
---------------------------------------------------------------------------------------------------------
Travelers Managed Assets Trust                               -7.85%     11.26%     10.99%      5/16/83
---------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
---------------------------------------------------------------------------------------------------------
Travelers Money Market Account                               0.02%      3.37%       3.68%      5/16/83
---------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS
---------------------------------------------------------------------------------------------------------
Travelers Timed Growth and Income Stock                      17.59%     10.64%      7.89%        1/88
---------------------------------------------------------------------------------------------------------
Travelers Timed Short-Term Bond Account                      -1.34%     -2.26      -2.72%      (11/87)
---------------------------------------------------------------------------------------------------------
Travelers Timed Aggressive Stock Account                     9.08%      12.22%     10.94%      (12/87)
---------------------------------------------------------------------------------------------------------

THE INCEPTION DATE USED TO CALCULATE STANDARDIZED PERFORMANCE IS BASED ON THE DATE THAT THE INVESTMENT OPTION BECAME ACTIVE UNDER THE PRODUCT.

                           TRAVELERS UNIVERSAL ANNUITY
                NONSTANDARDIZED PERFORMANCE UPDATE AS OF 12/31/00

                                                                 CUMULATIVE RETURNS
                                                            ----------------------------------------------------------
                                                               YTD        1 YR        3YR          5YR         10YR
----------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
----------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                    -19.24%    -19.24%       34.42%      118.92%      -
----------------------------------------------------------------------------------------------------------------------
American Odyssey Core Equity Fund                            -16.02%    -16.02%       -5.63%       49.30%      -
----------------------------------------------------------------------------------------------------------------------
American Odyssey Emerging Opportunities Fund                   8.73%      8.73%       32.44%       33.75%      -
----------------------------------------------------------------------------------------------------------------------
American Odyssey International Equity Fund                    -9.17%     -9.17%       34.90%       68.48%      -
----------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund (Janus)                            -22.85%    -22.85%       86.74%      194.53%     551.22%
----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio                               11.91%     11.91%       30.30%       73.02%    1599.64%
----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Stock Index Fund                                 -10.41%    -10.41%       35.13%      114.72%     323.19%
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity Income Portfolio - Initial Class           7.08%      7.08%       23.96%       76.99%     337.01%
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Initial Class                -12.08%    -12.08%       64.41%      127.09%     448.53%
----------------------------------------------------------------------------------------------------------------------
Smith Barney International Equity Portfolio                  -24.74%    -24.74%       31.09%       54.35%      -
----------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                        11.71%     11.71%       19.74%       77.17%      -
----------------------------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio (Smith Barney)               -1.72%     -1.72%       46.87%      118.73%      -
----------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 1                     6.09%      6.09%       35.26%       80.68%     280.24%
----------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Stock Portfolio                 15.17%     15.17%       49.05%       -           -
----------------------------------------------------------------------------------------------------------------------
Travelers Growth and Income Stock Account                    -12.54%    -12.54%       37.06%      118.79%     306.04%
----------------------------------------------------------------------------------------------------------------------
Utilities Portfolio (Smith Barney)                            22.73%     22.73%       41.41%       85.69%      -
----------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
----------------------------------------------------------------------------------------------------------------------
American Odyssey Global High-Yield Bond Fund                  -5.03%     -5.03%       -            -           -
----------------------------------------------------------------------------------------------------------------------
American Odyssey Intermediate-Term Bond Fund                   5.27%      5.27%       13.04%       23.18%      -
----------------------------------------------------------------------------------------------------------------------
American Odyssey Long-Term Bond Fund                          10.96%     10.96%       14.77%       27.06%      -
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio - Initial Class           -23.44%    -23.44%      -22.73%        1.12%     126.43%
----------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio                           -1.62%     -1.62%       -2.34%       11.03%      -
----------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                            -9.18%     -9.18%       -8.72%       14.69%      -
----------------------------------------------------------------------------------------------------------------------
Templeton Global Income Securities Fund - Class 1              3.99%      3.99%        2.32%       11.95%      56.59%
----------------------------------------------------------------------------------------------------------------------
Travelers High Yield Bond Trust                               -0.28%     -0.28%        8.22%       42.77%     151.70%
----------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Account                                 4.36%      4.36%       12.43%       23.89%      80.61%
----------------------------------------------------------------------------------------------------------------------
Travelers U.S. Government Securities Portfolio                13.02%     13.02%       16.45%       29.77%      -
----------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class          -5.12%     -5.12%       18.28%       59.50%     173.10%
----------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                    15.20%     15.20%       28.77%       74.19%      -
----------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund - Class 1                       -0.95%     -0.95%       26.30%       69.14%     228.71%
----------------------------------------------------------------------------------------------------------------------
Travelers Managed Assets Trust                                -2.83%     -2.83%       31.46%       76.96%     190.50%
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
----------------------------------------------------------------------------------------------------------------------
Travelers Money Market Account                                 4.94%      4.94%       13.22%       22.51%      43.28%
----------------------------------------------------------------------------------------------------------------------
Travelers Money Market Account - 7 Day Yield                   5.23%   This yield quotation more closely reflects
                                                                       the current earnings of this fund.
----------------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS:
----------------------------------------------------------------------------------------------------------------------
Travelers Timed Growth and Income Stock Account               -13.25%   -13.25%       32.71%      106.76%     236.14%
----------------------------------------------------------------------------------------------------------------------
Travelers Timed Short-Term Bond Account                         3.66%     3.66%        9.09%       14.49%      25.33%
----------------------------------------------------------------------------------------------------------------------
Travelers Timed Aggressive Stock Account                       14.08%    14.08%       47.13%      121.30%     338.99%
----------------------------------------------------------------------------------------------------------------------

                                                                  AVERAGE ANNUAL RETURNS
                                                            -----------------------------------------------------------
                                                                  3YR         5YR        10YR           Inception
-----------------------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                        10.35%      16.95%      -           18.61%   06/20/94
-----------------------------------------------------------------------------------------------------------------------
American Odyssey Core Equity Fund                                -1.91%       8.34%      -            9.61%   05/01/93
-----------------------------------------------------------------------------------------------------------------------
American Odyssey Emerging Opportunities Fund                      9.81%       5.98%      -            9.74%   05/01/93
-----------------------------------------------------------------------------------------------------------------------
American Odyssey International Equity Fund                       10.48%      10.98%      -           10.47%   05/01/93
-----------------------------------------------------------------------------------------------------------------------
Capital Appreciation Fund (Janus)                                23.12%      24.09%      20.59%      11.71%   05/16/83
-----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio                                   9.22%      11.57%      32.72%      31.72%   08/31/90
-----------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Stock Index Fund                                     10.55%      16.49%      15.51%      13.37%   09/30/89
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity Income Portfolio - Initial Class              7.41%      12.08%      15.88%      11.98%   10/09/86
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Initial Class                    18.01%      17.80%      18.54%      14.94%   10/09/86
-----------------------------------------------------------------------------------------------------------------------
Smith Barney International Equity Portfolio                       9.43%       9.06%      -            7.65%   06/20/94
-----------------------------------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                            6.18%      12.10%      -           13.47%   06/20/94
-----------------------------------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio (Smith Barney)                  13.66%      16.92%      -           14.33%   05/01/92
-----------------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 1                       10.58%      12.55%      14.28%      11.59%   08/31/88
-----------------------------------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Stock Portfolio                    14.22%      -           -           20.03%   04/01/97
-----------------------------------------------------------------------------------------------------------------------
Travelers Growth and Income Stock Account                        11.07%      16.93%      15.03%      12.05%   05/16/83
-----------------------------------------------------------------------------------------------------------------------
Utilities Portfolio (Smith Barney)                               12.23%      13.16%      -           13.40%   02/04/94
-----------------------------------------------------------------------------------------------------------------------
BOND ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------
American Odyssey Global High-Yield Bond Fund                     -           -           -           -1.06%   05/01/98
-----------------------------------------------------------------------------------------------------------------------
American Odyssey Intermediate-Term Bond Fund                      4.17%       4.25%      -            4.38%   05/01/93
-----------------------------------------------------------------------------------------------------------------------
American Odyssey Long-Term Bond Fund                              4.70%       4.90%      -            5.89%   05/01/93
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio - Initial Class               -8.23%       0.22%       8.51%       6.99%   09/19/85
-----------------------------------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio                              -0.78%       2.11%      -            4.06%   06/20/94
-----------------------------------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                               -2.99%       2.78%      -            4.48%   06/22/94
-----------------------------------------------------------------------------------------------------------------------
Templeton Global Income Securities Fund - Class 1                 0.77%       2.28%       4.58%       4.75%   08/31/88
-----------------------------------------------------------------------------------------------------------------------
Travelers High Yield Bond Trust                                   2.67%       7.37%       9.66%       7.41%   05/16/83
-----------------------------------------------------------------------------------------------------------------------
Travelers Quality Bond Account                                    3.98%       4.37%       6.08%       7.18%   05/16/83
-----------------------------------------------------------------------------------------------------------------------
Travelers U.S. Government Securities Portfolio                    5.20%       5.34%      -            6.22%   01/28/92
-----------------------------------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class              5.75%       9.78%      10.56%       9.82%   09/06/89
-----------------------------------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                        8.78%      11.73%      -           12.15%   06/20/94
-----------------------------------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund - Class 1                           8.09%      11.07%      12.63%      10.48%   08/31/88
-----------------------------------------------------------------------------------------------------------------------
Travelers Managed Assets Trust                                    9.54%      12.08%      11.24%       9.41%   05/16/83
-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------
Travelers Money Market Account                                    4.22%       4.14%       3.66%       5.05%   05/16/83
-----------------------------------------------------------------------------------------------------------------------
Travelers Money Market Account - 7 Day Yield                    This yield quotation more closely reflects the current
                                                                earnings of this fund.
-----------------------------------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS:
-----------------------------------------------------------------------------------------------------------------------
Travelers Timed Growth and Income Stock Account                   9.89%      15.64%      12.89%      12.46%      01/88
-----------------------------------------------------------------------------------------------------------------------
Travelers Timed Short-Term Bond Account                           2.94%       2.74%       2.28%       3.27%      11/87
-----------------------------------------------------------------------------------------------------------------------
Travelers Timed Aggressive Stock Account                         13.74%      17.22%      15.94%      21.70%      12/87
-----------------------------------------------------------------------------------------------------------------------

                                                                  CALENDAR YEAR RETURNS
                                                            ----------------------------------
                                                                 1999       1998       1997
----------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
----------------------------------------------------------------------------------------------
Alliance Growth Portfolio                                       30.62%     27.43%      27.47%
----------------------------------------------------------------------------------------------
American Odyssey Core Equity Fund                               -1.52%     14.11%      30.09%
----------------------------------------------------------------------------------------------
American Odyssey Emerging Opportunities Fund                    35.02%     -9.79%       5.59%
----------------------------------------------------------------------------------------------
American Odyssey International Equity Fund                      30.88%     13.47%       3.76%
----------------------------------------------------------------------------------------------
Capital Appreciation Fund (Janus)                               51.62%     59.63%      24.58%
----------------------------------------------------------------------------------------------
Dreyfus VIF Small Cap Portfolio                                 21.63%     -4.27%      15.31%
----------------------------------------------------------------------------------------------
Dreyfus VIF Stock Index Fund                                    19.11%     26.62%      31.32%
----------------------------------------------------------------------------------------------
Fidelity VIP Equity Income Portfolio - Initial Class             5.01%     10.24%      26.52%
----------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio - Initial Class                   35.74%     37.76%      21.95%
----------------------------------------------------------------------------------------------
Smith Barney International Equity Portfolio                     65.66%      5.14%       1.35%
----------------------------------------------------------------------------------------------
Smith Barney Large Cap Value Portfolio                          -1.18%      8.46%      25.07%
----------------------------------------------------------------------------------------------
Social Awareness Stock Portfolio (Smith Barney)                 14.40%     30.63%      25.70%
----------------------------------------------------------------------------------------------
Templeton Growth Securities Fund - Class 1                      27.50%     -0.00%      10.49%
----------------------------------------------------------------------------------------------
Travelers Disciplined Mid Cap Stock Portfolio                   12.06%     15.49%      -
----------------------------------------------------------------------------------------------
Travelers Growth and Income Stock Account                       21.73%     28.73%      31.52%
----------------------------------------------------------------------------------------------
Utilities Portfolio (Smith Barney)                              -1.32%     16.77%      23.74%
----------------------------------------------------------------------------------------------
BOND ACCOUNTS:
----------------------------------------------------------------------------------------------
American Odyssey Global High-Yield Bond Fund                     9.31%      -          -
----------------------------------------------------------------------------------------------
American Odyssey Intermediate-Term Bond Fund                     0.24%      7.13%       6.17%
----------------------------------------------------------------------------------------------
American Odyssey Long-Term Bond Fund                            -3.95%      7.69%      10.66%
----------------------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio - Initial Class               6.81%     -5.52%      16.21%
----------------------------------------------------------------------------------------------
Putnam Diversified Income Portfolio                             -0.15%     -0.58%       6.36%
----------------------------------------------------------------------------------------------
Smith Barney High Income Portfolio                               1.32%     -0.80%      12.44%
----------------------------------------------------------------------------------------------
Templeton Global Income Securities Fund - Class 1               -7.04%      5.84%       1.23%
----------------------------------------------------------------------------------------------
Travelers High Yield Bond Trust                                  3.13%      5.23%      15.12%
----------------------------------------------------------------------------------------------
Travelers Quality Bond Account                                   0.78%      6.90%       6.58%
----------------------------------------------------------------------------------------------
Travelers U.S. Government Securities Portfolio                  -5.34%      8.84%      11.24%
----------------------------------------------------------------------------------------------
BALANCED ACCOUNTS:
----------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager Portfolio - Initial Class             9.71%     13.62%      19.15%
----------------------------------------------------------------------------------------------
MFS Total Return Portfolio                                       1.36%     10.28%      19.69%
----------------------------------------------------------------------------------------------
Templeton Asset Strategy Fund - Class 1                         21.34%      5.09%      14.09%
----------------------------------------------------------------------------------------------
Travelers Managed Assets Trust                                  12.81%     19.94%      19.81%
----------------------------------------------------------------------------------------------
MONEY MARKET ACCOUNTS:
----------------------------------------------------------------------------------------------
Travelers Money Market Account                                   3.72%      4.03%       4.10%
----------------------------------------------------------------------------------------------
Travelers Money Market Account - 7 Day Yield                 This yield quotation more closely
                                                             reflects the current earnings of
                                                             this fund.
----------------------------------------------------------------------------------------------
MANAGED SEPARATE ACCOUNTS:
----------------------------------------------------------------------------------------------
Travelers Timed Growth and Income Stock Account                 20.72%     26.72%      29.80%
----------------------------------------------------------------------------------------------
Travelers Timed Short-Term Bond Account                          2.46%      2.71%       2.81%
----------------------------------------------------------------------------------------------
Travelers Timed Aggressive Stock Account                        11.87%     15.27%      29.19%
----------------------------------------------------------------------------------------------

*American Odyssey Funds shown do not reflect CHART fees of 1.25%. *The inception date reflects the date the underlying fund began operating.

                    TRAVELERS UNIVERSAL ANNUITY CHART PROGRAM
                 STANDARDIZED PERFORMANCE UPDATE AS OF 12/31/00

                                CHART FEE = 1.25%

------------------------------------------------------------------------------------------------

                                                      1 YR       5 YR       10 YR or Inception
------------------------------------------------------------------------------------------------
STOCK ACCOUNTS:
------------------------------------------------------------------------------------------------
American Odyssey Core Equity Fund                   -21.28%      6.20%      7.98%     6/1/1993
------------------------------------------------------------------------------------------------
American Odyssey Emerging Opportunities Fund          2.32%      3.84%      8.10%    5/18/1993
------------------------------------------------------------------------------------------------
American Odyssey International Equity Fund          -14.86%      8.90%      8.82%    5/17/1993
------------------------------------------------------------------------------------------------
BOND ACCOUNTS
------------------------------------------------------------------------------------------------
American Odyssey Global High -Yield Bond Fund       -11.00%     -          -4.33%     5/1/1998
------------------------------------------------------------------------------------------------
American Odyssey Intermediate-Term Bond Fund         -1.14%      2.05%      2.60%     6/1/1993
------------------------------------------------------------------------------------------------
American Odyssey Long-Term Bond Fund                  4.49%      2.56%      3.90%     6/1/1993
------------------------------------------------------------------------------------------------


The inception date used to calculate standarized performance is based on the date that the investment option became active in the product.

                  TRAVELERS UNIVERSAL ANNUITY CHART PROGRAM
              NONSTANDARDIZED PERFORMANCE UPDATE AS OF 12/31/00


                                CHART FEE = 1.25%

----------------------------------------------------------------------------------------------------------
                                                            CUMULATIVE RETURNS
----------------------------------------------------------------------------------------------------------
                                                     YTD          1 YR        3YR       5YR        10YR
----------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS                                                                                       -
----------------------------------------------------------------------------------------------------------
American Odyssey Core Equity Fund                  -17.05%      -17.05%    -9.11%     41.10%         -
----------------------------------------------------------------------------------------------------------
American Odyssey Emerging Opportunities Fund         7.43%        7.43%    27.71%     26.57%         -
----------------------------------------------------------------------------------------------------------
American Odyssey International Equity Fund         -10.28%      -10.28%    29.99%     59.33%         -
----------------------------------------------------------------------------------------------------------
BOND ACCOUNTS
----------------------------------------------------------------------------------------------------------
American Odyssey Global High -Yield Bond Fund       -6.21%       -6.21%     -         -              -
----------------------------------------------------------------------------------------------------------
American Odyssey Intermediate-Term Bond Fund         3.97%        3.97%     8.90%     16.45%         -
----------------------------------------------------------------------------------------------------------
American Odyssey Long-Term Bond Fund                 9.61%        9.61%    10.57%     19.38%         -
----------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------
                                                                 AVERAGE ANNUAL RETURNS
----------------------------------------------------------------------------------------------------------
                                                      3YR        5YR      10YR       Inception
----------------------------------------------------------------------------------------------------------
STOCK ACCOUNTS
----------------------------------------------------------------------------------------------------------
American Odyssey Core Equity Fund                   -3.13%      7.11%      -             8.45%     5/1/93
----------------------------------------------------------------------------------------------------------
American Odyssey Emerging Opportunities Fund         8.49%      4.81%      -             8.60%     5/1/93
----------------------------------------------------------------------------------------------------------
American Odyssey International Equity Fund           9.13%      9.74%      -             9.31%     5/1/93
----------------------------------------------------------------------------------------------------------
BOND ACCOUNTS
----------------------------------------------------------------------------------------------------------
American Odyssey Global High -Yield Bond Fund        -          -          -            -2.32%     5/1/98
----------------------------------------------------------------------------------------------------------
American Odyssey Intermediate-Term Bond Fund         2.88%      3.09%      -             3.28%     5/1/93
----------------------------------------------------------------------------------------------------------
American Odyssey Long-Term Bond Fund                 3.40%      3.60%      -             4.56%     5/1/93
----------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                    CALENDAR YEAR RETURNS
---------------------------------------------------------------------------------
                                                   1999        1998        1997
---------------------------------------------------------------------------------
STOCK ACCOUNTS
---------------------------------------------------------------------------------
American Odyssey Core Equity Fund                 -2.76%      12.68%      28.46%
---------------------------------------------------------------------------------
American Odyssey Emerging Opportunities Fund      33.41%     -10.90%       4.28%
---------------------------------------------------------------------------------
American Odyssey International Equity Fund        29.30%      12.06%       2.47%
---------------------------------------------------------------------------------
BOND ACCOUNTS
---------------------------------------------------------------------------------
American Odyssey Global High -Yield Bond Fund      7.96%      -           -
---------------------------------------------------------------------------------
American Odyssey Intermediate-Term Bond Fund      -1.01%       5.80%       4.85%
---------------------------------------------------------------------------------
American Odyssey Long-Term Bond Fund              -5.14%       6.35%       9.28%
---------------------------------------------------------------------------------

The inception date is the date that the underlying fund commenced operations.

                              THE BOARD OF MANAGERS

          The investments and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers of Accounts GIS, QB, MM, TGIS, TSB and TAS are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

                              TRUSTEES AND OFFICERS

Under Massachusetts law, the Fund's Board has absolute and exclusive control over the management and disposition of all the Fund's assets. Subject to the provisions of its Declaration of Trust, the Fund's business and affairs are managed by the trustees or other parties so designated by the trustees. The Fund's trustees and officers are listed below.

Name and Position
   With the Fund                                           Principal Occupation During Last Five Years
-----------------                                          -------------------------------------------

*Heath B. McLendon           Managing Director (1993-present), Salomon Smith Barney, Inc. ("Salomon Smith Barney"); President and
 Chairman and Trustee        Director (1994-present), Smith Barney Fund Management LLC) f/k/a/ SSB Citi Fund Management LLC;
 7 World Trade Center        Director and President (1996-present), Travelers Investment Adviser, Inc.; Chairman and Director of
 New York, NY                fifty-nine investment companies associated with Salomon Smith Barney; Trustee (1999) of seven Trusts
 Age 67                      of Citifunds' family of Trusts; Trustee, Drew University; Advisory Director, M&T Bank; Chairman, Board
                             of Managers, six Variable Annuity Separate Accounts of The Travelers Insurance Company+; Chairman,
                             Board of Trustees, five Mutual Funds sponsored by The Travelers Insurance Company++; prior to July
                             1993, Senior Executive Vice President of Shearson Lehman Brothers Inc.

 Knight Edwards              Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell, Attorneys; Member, Advisory Board
 Trustee                     (1973-1994), thirty-one mutual funds sponsored by Keystone Group, Inc.; Member, Board of Managers, six
 154 Arlington Avenue        Variable Annuity Separate Accounts of The Travelers Insurance Company+; Trustee, five Mutual Funds
 Providence, RI              sponsored by The Travelers Insurance Company.++
 Age 77

 Robert E. McGill, III       Retired manufacturing executive. Director (1983-1995), Executive Vice President (1989-1994) and
 Trustee                     Senior Vice President, Finance and Administration (1983-1989), The Dexter Corporation (manufacturer
 295 Hancock Street          of specialty chemicals and materials); Vice Chairman (1990-1992), Director (1983-1995), Life
 Williamstown, MA            Technologies, Inc. (life science/biotechnology products); Director, (1994-1999), The Connecticut
 Age 69                      Surety Corporation (insurance); Director (1995-2000), Chemfab Corporation (specialty materials manufacturer); Director (1999-present), Ravenwood Winery, Inc.; Director (1999-present), Lydall Inc.
                             (manufacturer of fiber materials); Member, Board of Managers, six Variable Annuity Separate Accounts
                             of The Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers Insurance
                             Company.++

 Lewis Mandell               Dean, School of Management (1998-present), University at Buffalo; Dean, College of Business
 Trustee                     Administration  (1995-1998), Marquette University; Professor of Finance (1980-1995) and Associate
 160 Jacobs Hall             Dean (1993-1995), School of Business Administration, and Director, Center for Research and
 Buffalo, NY                 Development in Financial Services (1980-1995), University of Connecticut; Director (2000-present),
 Age 58                      Delaware North Corp. (hospitality business); Member, Board of Managers, six Variable Annuity
                             Separate Accounts of The Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The
                             Travelers Insurance Company.++

Name and Position
   With the Fund                                         Principal Occupation During Last Five Years
--------------------                                     -------------------------------------------

  Frances M. Hawk,         Private Investor, (1997-present); Portfolio Manager (1992-1997, HLM Management Company, Inc.
  CFA, CFP                 (investment management); Assistant Treasurer, Pensions and Benefits.  Management (1989-1992), United
  Trustee                  Technologies Corporation (broad-based designer and manufacturer of high technology products); Member,
  108 Oxford Hill Lane     Board of Managers, six Variable Annuity Separate Accounts of The Travelers Insurance Company+;
  Dowingtown, PA           Trustee, five Mutual Funds sponsored by The Travelers Insurance Company.++
  Age 53

  Ernest J. Wright         Vice President and Secretary (1996-present), Assistant Secretary (1994-1996), Counsel (1987-present),
  Secretary to the Board   The Travelers Insurance Company; Secretary, Board of Managers, six Variable Annuity Separate Accounts
  One Tower Square         of The Travelers Insurance Company+; Secretary, Board of Trustees, five Mutual Funds sponsored by The
  Hartford, Connecticut    Travelers Insurance Company.++
  Age 60

  Kathleen A. McGah        Deputy General Counsel (1999 - present); Assistant Secretary (1995-present), The Travelers Insurance
  Assistant Secretary to   Company; Assistant Secretary, Board of Managers, six Variable Annuity Separate Accounts of The
  The Board                Travelers Insurance Company+; Assistant Secretary, Board of Trustees, five Mutual Funds sponsored by
  One Tower Square         The Travelers Insurance Company.++  Prior to January 1995, Counsel, ITT Hartford Life Insurance
  Hartford, Connecticut    Company.
  Age 50

  David A. Golino          Vice President (1999-present), Second Vice President (1996-1999), The Travelers Insurance Company;
  Principal Accounting     Principal Accounting Officer, seven Variable Annuity Separate Accounts of The Travelers Insurance
  Officer                  Company.+  Prior to May 1996, Senior Manager, Deloitte & Touche LLP.
  To the Board
  One Tower Square
  Hartford, Connecticut
  Age 39

+ These seven Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities..

++ These five Mutual Funds are: Capital Appreciation Fund, Money Market Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

    * Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney Inc., an indirect wholly owned subsidiary of Citigroup Inc. and also owns shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

          The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

          Members of the Board of Managers who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the six Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board Members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

          Travelers Distribution LLC ("TDLLC") serves as principal underwriter for Fund U and each Separate Account. The offering is continuous. TDLLC;s principal executive offices are located at One Tower Square, Hartford, Connecticut TDLLC is affiliated with the Company or Fund U or each Separate Account.


          Under the terms of the Distribution and Principal Underwriting Agreement among Fund U and each Separate Account, TDLLC and the Company, TDLLC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses TDLLC for certain sales and overhead expenses connected with sales functions.


                             ADMINISTRATIVE SERVICES

          Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly the Distribution and Management Agreement) between each Separate Account and the Company, the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with the Separate Accounts and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying the Separate Accounts and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. In addition, under the terms of the Administrative Services Agreement and Agreement to Provide Guarantees between the Company and Accounts TGIS, TSB and TAS, the Company deducts amounts necessary to pay fees to third-party registered investment advisers which provide market timing investment advisory services to Contract Owners in those accounts and, in turn, pays such fees to the registered investment advisers. The Company also provides without cost to the Separate Accounts all necessary office space, facilities, and personnel to manage its affairs.

          The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Administrative Services Agreement and Agreement to Provide Guarantees:

      SEPARATE ACCOUNT                  2000                       1999                       1998
      ----------------                  ----                                                  ----
            GIS               $   12,920,316             $  12,365,601              $    9,908,196
            QB                $    1,653,313             $   1,998,726              $    2,069,452
            MM                $    2,296,879             $   1,876,534              $    1,489,538
            U                 $  103,858,478             $  92,724,337              $   76,905,285
            TGIS              $    1,812,981             $   1,723,168              $    1,966,228
            TSB               $    2,242,464             $   2,525,763              $    2,222,330
            TAS               $      859,665             $     773,987              $    1,063,785


                              SECURITIES CUSTODIAN

          Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS, QB, MM, TGIS, TSB and TAS.

                             INDEPENDENT ACCOUNTANTS

         Financial statements as of December 31, 2000 and 1999, and for the year ended December 31, 2000 of Accounts GIS, QB, MM, TGIS, TSB, and TAS, included in the Annual Reports (for each) incorporated by reference in this SAI, have been incorporated herein in reliance on the reports of KPMG LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. These financial statements include prior period amounts which were audited by other independent accountants.

          The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, and the financial statements of The Travelers Fund U for Variable Annuities as of December 31, 2000 and 1999, and for the year ended December 31, 2000, included herein, have been included in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                       STATEMENT OF ADDITIONAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                   GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY
                     FOR FUNDING QUALIFIED RETIREMENT PLANS

                                   MAY 1, 2001

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 2001. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 800-842-9368.

                                TABLE OF CONTENTS

                                                                            PAGE
Description Of The Travelers And The Separate Account ....................     2
    The Insurance Company ................................................     2
    The Separate Account .................................................     2

Investment Objective And Policies ........................................     2
The Travelers Growth And Income Stock Account For Variable Annuities .....     2

Description Of Certain Types Of Investments And Investment
Techniques Available To The Separate Account .............................     4
    Writing Covered Call Options .........................................     4
    Buying Put And Call Options ..........................................     5
    Futures Contracts ....................................................     5
    Money Market Instruments .............................................     7

Investment Management And Advisory Services ..............................    10
    Advisory and Subadvisory Fees ........................................    10
TAMIC ....................................................................    10
TIMCO ....................................................................    11
    Brokerage ............................................................    11

Valuation Of Assets ......................................................    12

The Board Of Managers ....................................................    13

Administrative Services ..................................................    15

Securities Custodian .....................................................    15

Independent Accountants ..................................................    15

Financial Statements .....................................................   F-1

              DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNT


THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNT

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS), which serves as the funding vehicle for the Variable Annuity contract described in the Prospectus, meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of Account GIS are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Account GIS, and the Commissioner has adopted no regulations under the Section that affect Account GIS.

Account GIS was established on September 22, 1967 and is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company under the 1940 Act. The assets of Account GIS are invested directly in securities (such as stocks) which are compatible with its stated investment policies.


                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and fundamental investment restrictions of Account GIS are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Account, as defined in the 1940 Act. Additionally, in accomplishing its investment objectives, Account GIS uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques".

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of Account GIS will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long- term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1998, 1999 and 2000 were 50%, 47% and 52%, respectively.

           DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT
                  TECHNIQUES AVAILABLE TO THE SEPARATE ACCOUNT

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange (the "Exchange"), or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option, Account GIS will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Account GIS will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. Account GIS will incur brokerage fees in connection with its futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, Account GIS realizes a gain; if it is more, Account GIS realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, Account GIS realizes a gain; if less, a loss. While futures positions taken by Account GIS will usually be liquidated in this manner, Account GIS may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that Account GIS will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the Exchange and the Chicago Mercantile Exchange.

The investment adviser does not believe Account GIS to be a "commodity pool" as defined under the Commodity Exchange Act. Account GIS will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. Account GIS will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of its assets, after taking into account unrealized profits and unrealized losses on any such contracts which it has entered into. Account GIS will further seek to assure that fluctuations in the price of any futures contracts that it uses for hedging purposes will be substantially related to fluctuations in the price of the securities which it holds or which it expects to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of its hedging intent, Account GIS expects that on seventy-five percent (75%) or more of the occasions on which it purchases a long futures contract, it will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while Account GIS may benefit from the use of such futures, unanticipated changes in stock price movements may result in a poorer overall performance for Account GIS than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and Account GIS may be exposed to risk of loss. The investment adviser will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in its judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment adviser may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by Account GIS is intended primarily to limit transaction and borrowing costs. At no time will Account GIS use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment adviser's ability to predict correctly movements in the direction of the market. However, the investment adviser believes that over time the value of Account GIS's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

Account GIS will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter- American Development Bank. Additionally, Account GIS does not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by Account GIS must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives,

Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, Account GIS will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of Account GIS are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Company LLC (TAMIC) furnishes investment management and advisory services to Account GIS according to the terms of a written Investment Advisory Agreement. The agreement effective May 1, 1998 between Account GIS and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998.

The agreement will continue in effect as described below in (3), as required by the 1940 Act. The agreement:

1. provides that for investment management and advisory services, the Company will pay TAMIC, on an annual basis, an advisory fee based on the current value of the assets of Account GIS (see "Advisory and Subadvisory Fees" below);

2. may not be terminated by TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers of the Account or by vote of those casting a majority of the votes entitled to be cast;

3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of Account GIS. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to the agreement or interested persons of any party to the agreement, cast in person, at a meeting called for the purpose of voting on such approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement; and

4.       will automatically terminate upon assignment.

The Travelers Investment Management Company (TIMCO) serves as subadviser to Account GIS, pursuant to a written agreement dated May 1, 1998 with TAMIC, which was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%.

ADVISORY AND SUBADVISORY FEES

For furnishing investment management and advisory services to Account GIS, under a management agreement, effective May 1, 1998, TAMIC is paid an amount equivalent on an annual basis, to a maximum of 0.65% of the average daily net assets of Account GIS, grading down to 0.40%. The fee is computed daily and paid monthly. Prior to May 1, 1998, TIMCO was the investment adviser, and the fee was 0.45%. The total advisory fees paid to TIMCO by Account GIS for the period January 1, 1998 to April 30, 1998 was $1,094,293. The subadvisory fees paid to TIMCO for the period May 1, 1998 to December 31, 1998 was $2,291,392, for the years ended December 31, 1999 and 2000 were $3,895,005 and $3,955,815, respectively. The total advisory fee paid to TAMIC for the period May 1, 1998 to December 31, 1998 was $3,274,491, for the years ended December 31, 1999 and 2000 were $5,840,016 and $5,961,627, respectively.

                                      TAMIC

TAMIC, an indirect wholly owned subadvisory of Citigroup Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account GIS, TAMIC acts as investment adviser for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.

Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Account GIS is concerned. In other cases, however, it is believed that the ability of Account GIS to participate in volume transactions will produce better executions for the account.

                                      TIMCO

TIMCO, an indirect wholly owned subsidiary of Citigroup Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.

Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and

Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

The total brokerage commissions paid by Account GIS for the fiscal years ending December 31, 1998, 1999 and 2000 were $896,520, $970,607 and $1,113,445, respectively. For the fiscal year ended December 31, 2000, portfolio transactions in the amount of $800,896,792 were directed to certain brokers because of research services, of which $866,422 was paid in commissions with respect to such transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. For the year ended December 31, 2000 commissions in the amounts of $40,844 and $68,515 were paid to Salomon Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 3.7% and 6.2% of Account GIS's aggregate brokerage commissions paid to such brokers during 2000. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Salomon Smith Barney and Robinson Humphrey were 2.3% and 4.7%, respectively.

                               VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the Exchange. If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

When market quotations are not considered to be readily available for long-term corporate bonds and notes, such investments are generally stated at fair value on the basis of valuations furnished by a pricing service. These valuations are determined for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities, including restricted securities, for which pricing services are not readily available are valued by management at prices which it deems in good faith to be fair.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments for which there is no reliable quoted market price are valued at amortized cost which approximates market.

                              THE BOARD OF MANAGERS

The investments and administration of Account GIS are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Account. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

 Name and Position
   With the Fund                                      Principal Occupation During Last Five Years
--------------------------       -------------------------------------------------------------------------------------
* Heath B. McLendon              Managing Director (1993-present), Salomon Smith Barney, Inc. ("Salomon Smith
  Chairman and Trustee           Barney"); President and Director (1994-present), Smith Barney Fund Management LLC
  7 World Trade Center           ("SBFM") f/k/a/ SSB Citi Fund Management LLC; Director and President (1996-present),
  New York, NY                   Travelers Investment Adviser, Inc.; Chairman and Director of fifty-nine investment
  Age 67                         companies associated with Salomon Smith Barney; Trustee (1999) of seven Trusts of
                                 Citifunds' family of Trusts; Trustee, Drew University; Advisory Director, M&T Bank;
                                 Chairman, Board of Managers, six Variable Annuity Separate Accounts of The Travelers
                                 Insurance Company+; Chairman, Board of Trustees, five Mutual Funds sponsored by The
                                 Travelers Insurance Company++; prior to July 1993, Senior Executive Vice President of
                                 Shearson Lehman Brothers Inc.

  Knight Edwards                 Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell, Attorneys; Member,
  Trustee                        Advisory Board (1973-1994), thirty-one mutual funds sponsored by Keystone Group,
  154 Arlington Avenue           Inc.; Member, Board of Managers, six Variable Annuity Separate Accounts of The
  Providence, RI                 Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers
  Age 77                         Insurance Company.++

  Robert E. McGill, III          Retired manufacturing executive.  Director (1983-1995), Executive Vice President
  Trustee                        (1989-1994) and Senior Vice President, Finance and Administration (1983-1989), The
  295 Hancock Street             Dexter Corporation (manufacturer of specialty chemicals and materials); Vice Chairman
  Williamstown, MA               (1990-1992), Director (1983-1995), Life Technologies, Inc. (life
  Age 69                         science/biotechnology products); Director, (1994-1999), The Connecticut Surety
                                 Corporation (insurance); Director (1995-2000), Chemfab Corporation (specialty materials manufacturer); Director (1999-present), Ravenwood Winery, Inc.; Director
                                 (1999-present), Lydall Inc. (manufacturer of fiber materials); Member, Board of
                                 Managers, six Variable Annuity Separate Accounts of The Travelers Insurance Company+;
                                 Trustee, five Mutual Funds sponsored by The Travelers Insurance Company.++

  Lewis Mandell                  Dean, School of Management (1998-present), University at Buffalo; Dean, College of
  Trustee                        Business Administration  (1995-1998), Marquette University; Professor of Finance
  160 Jacobs Hall                (1980-1995) and Associate Dean (1993-1995), School of Business Administration, and
  Buffalo, NY                    Director, Center for Research and Development in Financial Services (1980-1995),
  Age 58                         University of Connecticut; Director (2000-present), Delaware North Corp. (hospitality business); Member, Board of Managers, six Variable Annuity Separate Accounts of The
                                 Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers
                                 Insurance Company.++

  Frances M. Hawk,               Private Investor, (1997-present); Portfolio Manager (1992-1997, HLM Management
  CFA, CFP                       Company, Inc. (investment management); Assistant Treasurer, Pensions and Benefits.
  Trustee                        Management (1989-1992), United Technologies Corporation (broad-based designer and
  28 Woodland Street             manufacturer of high technology products); Member, Board of Managers, six Variable
  Sherborn,  MA                  Annuity Separate Accounts of The Travelers Insurance Company+; Trustee, five Mutual
  Age 53                         Funds sponsored by The Travelers Insurance Company.++

  Ernest J. Wright               Vice President and Secretary (1996-present), Assistant Secretary (1994-1996), Counsel
  Secretary to the Board         (1987-present), The Travelers Insurance Company; Secretary, Board of Managers, six
  One Tower Square               Variable Annuity Separate Accounts of The Travelers Insurance Company+; Secretary,
  Hartford, Connecticut          Board of Trustees, five Mutual Funds sponsored by The Travelers Insurance Company.++
  Age 60

  Kathleen A. McGah              Deputy General Counsel (1999 - present); Assistant Secretary (1995-present), The
  Assistant Secretary to         Travelers Insurance Company; Assistant Secretary, Board of Managers, six Variable
  The Board                      Annuity Separate Accounts of The Travelers Insurance Company+; Assistant Secretary,
  One Tower Square               Board of Trustees, five Mutual Funds sponsored by The Travelers Insurance Company.++
  Hartford, Connecticut          Prior to January 1995, Counsel, ITT Hartford Life Insurance Company.
  Age 50

  David Golino                   Vice President (1999-present); Second Vice President (1996-1999), The Travelers
  Principal Accounting Officer   Insurance Company; Principal Accounting Officer, six Variable Annuity Separate
  One Tower Square               Accounts of The Travelers Insurance Company.++  Prior to May 1996, Senior Manager,
  Hartford, Connecticut          Deloitte & Touche LLP.
  Age 39

 +These six Variable Annuity Separate Accounts are: The Travelers Growth and
  Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

++These five Mutual Funds are: Capital Appreciation Fund, Money Market
  Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

*Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney Inc., an indirect wholly owned subsidiary of Citigroup Inc. and also owns shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

Members of the Board of Managers who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the six Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                             ADMINISTRATIVE SERVICES

Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly the Distribution and Management Agreement), the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with Account GIS and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying Account GIS and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to Account GIS all necessary office space, facilities, and personnel to manage its affairs.

The Company received $9,908,196,$12,365,601and $12,920,316 from account GIS during the fiscal years ended December 31, 1998, 1999 and 2000, respectively, for services provided under the Administrative Services Agreement and Agreement to Provide Guarantees.


                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Account GIS.


                             INDEPENDENT ACCOUNTANTS

Financial statements as of December 31, 2000, and for the years ended December 31, 2000 and 1999, of Accounts GIS, QB, MM, TGIS, TSB, and TAS, included in the Annual Reports (for each) incorporated by reference in this SAI, have been incorporated herein in reliance on the reports of KPMG LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. These financial statements include prior period amounts which were audited by other independent accountants.

The consolidated financial statements and schedules of The Travelers
Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, and the financial statements of The Travelers Fund U for Variable Annuities as of December 31, 2000 and for the years ended December 31, 2000 and 1999, included herein, have been included in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                        GROUP VARIABLE ANNUITY CONTRACTS

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                       Pension and Profit-Sharing Programs
                              Section 403(b) Plans



L-11161S                                                         TIC  Ed. 5-2001
                                                               Printed in U.S.A.

                       STATEMENT OF ADDITIONAL INFORMATION


      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES


                        GROUP VARIABLE ANNUITY CONTRACTS
                    ISSUED BY THE TRAVELERS INSURANCE COMPANY
                     FOR FUNDING QUALIFIED RETIREMENT PLANS
                    UNDER PENSION AND PROFIT-SHARING PROGRAMS

                                   May 1, 2001


This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 2001. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 800-842-9368 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                TABLE OF CONTENTS

                                                                             PAGE
Description Of The Travelers And The Separate Accounts ....................    2
      The Insurance Company ...............................................    2
      The Separate Accounts ...............................................    2

Investment Objectives And Policies ........................................    2
      The Travelers Growth And Income Stock Account For Variable Annuities     3
      The Travelers Quality Bond Account For Variable Annuities ...........    4

Description Of Certain Types Of Investments And Investment
      Techniques Available To The Separate Accounts .......................    6
      Writing Covered Call Options ........................................    6
      Buying Put And Call Options .........................................    7
      Futures Contracts ...................................................    7
      Money Market Instruments ............................................    9

Investment Management And Advisory Services ...............................   12
      Advisory and Subadvisory Fees .......................................   12
TAMIC .....................................................................   13
TIMCO .....................................................................   14

Valuation Of Assets .......................................................   15
The Board Of Managers .....................................................   15
Administrative Services ...................................................   17
Securities Custodian ......................................................   18
Independent Accountants ...................................................   18
Financial Statements ......................................................  F-1


             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts which serve as the funding vehicles for the Variable Annuity contracts described in this Statement of Additional Information meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS) was established on September 22, 1967, and The Travelers Quality Bond Account for Variable Annuities (Account QB) was established on July 29, 1974. Each of the Separate Accounts, although an integral part of the Company, is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment Company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

Purchase Payments may be allocated to either of the Separate Accounts. The Company may make additions to or deletions from the investment alternatives available under the Contract, as permitted by law. The investment objectives of each of the Separate Accounts are as follows:

ACCOUNT GIS:      The primary objective of Account GIS is long-term accumulation of principal through capital appreciation and retention of net investment income. The assets of Account GIS will normally be invested in a portfolio of common stocks spread over industries and companies.

ACCOUNT QB:       The primary objective of Account QB is current income,
                  moderate capital volatility and total return. Assets of Account QB will be invested in short-term to intermediate-term bonds or other debt securities with a market value-weighted average maturity of five years or less.

                       INVESTMENT OBJECTIVES AND POLICIES

Each Separate Account has a different investment objective and different investment policies, and each Separate Account has certain fundamental investment restrictions, all of which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques."

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1998, 1999 and 2000 was 50%, 47% and 52%, respectively.

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investments in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment.

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities.

The portfolio will be actively managed and Account QB may sell investments prior to maturity to the extent that his action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments which Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

8. Not more than 10% of the voting securities of any one issuer will be acquired.

9.       Senior securities will not be issued.

10.      Short sales of securities will not be made.

11. Purchases will not be made on margin, except for any short- term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1998, 1999 and 2000 was 438%, 340% and 105%, respectively.


      DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                       AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option written by Account GIS, the Account will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to a specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

By purchasing interest rate futures (assuming a "long" position), Account QB will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when Account QB intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), Account QB will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of Account QB's portfolio debt securities.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Accounts GIS and QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of their hedging intent, the Accounts expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSIT

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Accounts must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long- term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Company LLC ("TAMIC") furnishes investment management and advisory services to Account GIS and QB, according to the terms of written Investment Advisory Agreements. The agreement effective May 1, 1998 between Account GIS and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. The agreement between Account QB and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993.

Each of these agreements will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

1. provides that for investment management and advisory services, the Company will pay to TAMIC, an advisory fee based on the current value of the assets of the accounts for which TAMIC acts as investment adviser (see "Advisory and Subadvisory Fees" below:);

2. may not be terminated by TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Account. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreement, cast in person, at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement;

4.       will automatically terminate upon assignment.

The Travelers Investment Management Company (TIMCO) serves as subadviser to Account GIS, pursuant to a written agreement dated May 1, 1998 with TAMIC, which was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%.

ADVISORY AND SUBADVISORY FEES

For furnishing investment management and advisory services to Account GIS, under a management agreement effective May 1, 1998, TAMIC is paid an amount equivalent, on an annual basis, to a maximum of 0.65% of the average daily net assets of Account GIS, grading down to 0.40%. The fee is computed daily and paid monthly. Prior to May 1, 1998, TIMCO was the investment advisor, and the fee was 0.45%. The total advisory fees paid to TIMCO by Account GIS for the period January 1, 1998 to April 30, 1998 was $1,094,293. The subadvisory fees paid to TIMCO by TAMIC for the period May 1, 1998 to December 31, 1998 was $2,291,392, for the years ended December 31, 1999 and 2000 were $3,895,005 and $3,955,815, respectively. The total advisory fee paid to TAMIC for the period May 1, 1998 to December 31, 1998 was $3,274,491, for the years ended December 31, 1999 and 2000 were $5,840,016 and $5,961,627, respectively.

For furnishing investment management and advisory services to Account QB, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For the years ended December 31, 1998, 1999 and 2000 the advisory fees were $518,262, $495,204 and $407,112, respectively.

                                      TAMIC

TAMIC, an indirect wholly owned subsidiary of Citigroup Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Accounts GIS and QB, TAMIC acts as investment adviser for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.

Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Accounts GIS and QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Accounts GIS and QB are concerned. In other cases, however, it is believed that the ability of Account QB to participate in volume transactions will produce better executions for the account.


BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Account QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

There were no brokerage commissions paid by Account QB for the fiscal years ended December 31, 1998, 1999 and 2000. For the fiscal year ended December 31, 1999, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.


                                      TIMCO

TIMCO, an indirect wholly owned subsidiary of Citigroup Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO also acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.

Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

The total brokerage commissions paid by Account GIS for the fiscal years ending December 31, 1998, 1999 and 2000 were $896,520, $970,607 and $1,113,445, respectively. For the fiscal year ended December 31, 2000, portfolio transactions in the amount of $800,896,792 were directed to certain brokers because of research services, of which $866,422 was paid in commissions with respect to such transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. For the year ended December 31, 2000 commissions in the amounts of $40,844 and $68,515 were paid to Salomon Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 3.7% and 6.2% of Account GIS's aggregate brokerage commissions paid to such brokers during 2000. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Salomon Smith Barney and Robinson Humphrey were 2.3% and 4.7%, respectively.


                               VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the New York Stock Exchange (the "Exchange"). If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.


                              THE BOARD OF MANAGERS

The investment and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

 Name and Position
   With the Fund                                         Principal Occupation During Last Five Years
 -----------------                                       -------------------------------------------
* Heath B. McLendon                 Managing Director (1993-present), Salomon Smith Barney, Inc. ("Salomon Smith
  Chairman and Trustee              Barney"); President and Director (1994-present), Smith Barney Fund Management LLC
  7 World Trade Center              ("SBFM") f/k/a/ SSB Citi Fund Management LLC; Director and President (1996-present),
  New York, NY                      Travelers Investment Adviser, Inc.; Chairman and Director of fifty-nine investment
  Age 67                            companies associated with Salomon Smith Barney; Trustee (1999) of seven Trusts of
                                    Citifunds' family of Trusts; Trustee, Drew University; Advisory Director, M&T Bank;
                                    Chairman, Board of Managers, six Variable Annuity Separate Accounts of The Travelers
                                    Insurance Company+; Chairman, Board of Trustees, five Mutual Funds sponsored by The
                                    Travelers Insurance Company++; prior to July 1993, Senior Executive Vice President of
                                    Shearson Lehman Brothers Inc.

  Knight Edwards                    Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell, Attorneys; Member,
  Trustee                           Advisory Board (1973-1994), thirty-one mutual funds sponsored by Keystone Group,
  154 Arlington Avenue              Inc.; Member, Board of Managers, six Variable Annuity Separate Accounts of The
  Providence, RI                    Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers
  Age 77                            Insurance Company.++

  Robert E. McGill, III             Retired manufacturing executive.  Director (1983-1995), Executive Vice President
  Trustee                           (1989-1994) and Senior Vice President, Finance and Administration (1983-1989), The
  295 Hancock Street                Dexter Corporation (manufacturer of specialty chemicals and materials); Vice Chairman
  Williamstown, MA                  (1990-1992), Director (1983-1995), Life Technologies, Inc. (life
  Age 69                            science/biotechnology products); Director, (1994-1999), The Connecticut Surety
                                    Corporation (insurance); Director (1995-2000), Chemfab Corporation (specialty materials manufacturer); Director (1999-present), Ravenwood Winery, Inc.; Director
                                    (1999-present), Lydall Inc. (manufacturer of fiber materials); Member, Board of
                                    Managers, six Variable Annuity Separate Accounts of The Travelers Insurance Company+;
                                    Trustee, five Mutual Funds sponsored by The Travelers Insurance Company.++

  Lewis Mandell                     Dean, School of Management (1998-present), University at Buffalo; Dean, College of
  Trustee                           Business Administration  (1995-1998), Marquette University; Professor of Finance
  160 Jacobs Hall                   (1980-1995) and Associate Dean (1993-1995), School of Business Administration, and
  Buffalo, NY                       Director, Center for Research and Development in Financial Services (1980-1995),
  Age 58                            University of Connecticut; Director (2000-present), Delaware North Corp. (hospitality business); Member, Board of Managers, six Variable Annuity Separate Accounts of The
                                    Travelers Insurance Company+; Trustee, five Mutual Funds sponsored by The Travelers
                                    Insurance Company.++

  Frances M. Hawk,                  Private Investor, (1997-present); Portfolio Manager (1992-1997, HLM Management
  CFA, CFP                          Company, Inc. (investment management); Assistant Treasurer, Pensions and Benefits.
  Trustee                           Management (1989-1992), United Technologies Corporation (broad-based designer and
  28 Woodland Street                manufacturer of high technology products); Member, Board of Managers, six Variable
  Sherborn,  MA                     Annuity Separate Accounts of The Travelers Insurance Company+; Trustee, five Mutual
  Age 53                            Funds sponsored by The Travelers Insurance Company.++

  Ernest J. Wright                  Vice President and Secretary (1996-present), Assistant Secretary (1994-1996), Counsel
  Secretary to the Board            (1987-present), The Travelers Insurance Company; Secretary, Board of Managers, six
  One Tower Square                  Variable Annuity Separate Accounts of The Travelers Insurance Company+; Secretary,
  Hartford, Connecticut             Board of Trustees, five Mutual Funds sponsored by The Travelers Insurance Company.++
  Age 60

  Kathleen A. McGah                 Deputy General Counsel (1999 - present); Assistant Secretary (1995-present), The
  Assistant Secretary to            Travelers Insurance Company; Assistant Secretary, Board of Managers, six Variable
  The Board                         Annuity Separate Accounts of The Travelers Insurance Company+; Assistant Secretary,
  One Tower Square                  Board of Trustees, five Mutual Funds sponsored by The Travelers Insurance Company.++
  Hartford, Connecticut             Prior to January 1995, Counsel, ITT Hartford Life Insurance Company.
  Age 50

  David Golino                      Vice President (1999-present); Second Vice President (1996-1999), The Travelers
  Principal Accounting Officer      Insurance Company; Principal Accounting Officer, six Variable Annuity Separate
  One Tower Square                  Accounts of The Travelers Insurance Company.++  Prior to May 1996, Senior Manager,
  Hartford, Connecticut             Deloitte & Touche LLP.
  Age 39


   +These six Variable Annuity Separate Accounts are: The Travelers Growth and
    Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

   ++These five Mutual Funds are: Capital Appreciation Fund, Money Market
    Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

   *Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney Inc., an indirect wholly owned subsidiary of Citigroup Inc. and also owns shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

Members of the Board of Managers who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the six Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.


                             ADMINISTRATIVE SERVICES

Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly the Distribution and Management Agreement), the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with Account GIS and Account QB and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying Account GIS and Account QB and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of Managers. The Company also provides without cost to Account GIS and Account QB all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Administrative Services Agreement and Agreement to provide Guarantees:

                  SEPARATE ACCOUNT             2000                  1999              1998
                                               ----                  ----              ----
                       GIS                  $12,920,316         $12,365,601         $9,908,196
                       QB                   $  1,653,313        $  1,998,726        $2,069,452


                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS and QB.


                             INDEPENDENT ACCOUNTANTS

Financial statements as of December 31, 2000, and for the years ended December 31, 2000 and 1999, of Accounts GIS, QB, MM, TGIS, TSB, and TAS, included in the Annual Reports (for each) incorporated by reference in this SAI, have been incorporated herein in reliance on the reports of KPMG LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. These financial statements include prior period amounts which were audited by other independent accountants.

The consolidated financial statements and schedules of The Travelers
Insurance Company and Subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, and the financial statements of The Travelers Fund U for Variable Annuities as of December 31, 2000 and for the years ended December 31, 2000 and 1999, included herein, have been included in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

    THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES AND
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                        GROUP VARIABLE ANNUITY CONTRACTS

                                    ISSUED BY

                         THE TRAVELERS INSURANCE COMPANY

                       Pension and Profit-Sharing Programs






L-11162S                                                          TIC Ed. 5-2001
                                                               Printed in U.S.A.

                       STATEMENT OF ADDITIONAL INFORMATION

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                 INDIVIDUAL VARIABLE ANNUITY CONTRACTS ISSUED BY
                         THE TRAVELERS INSURANCE COMPANY

                                   MAY 1, 2001

This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with, the Prospectus dated May 1, 2001. A copy of the Prospectus may be obtained by writing to The Travelers Insurance Company (the "Company"), Annuity Services, One Tower Square, Hartford, Connecticut 06183-5030, or by calling 800-842-9368 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS

                                                                            PAGE
Description Of The Travelers And The Separate Accounts ...................     2

         The Insurance Company ...........................................     2
         The Separate Accounts ...........................................     2

Investment Objectives And Policies .......................................     2

The Travelers Growth And Income Stock Account For Variable Annuities .....     3
The Travelers Quality Bond Account For Variable Annuities ................     4

Description Of Certain Types Of Investments And Investment
Techniques Available To The Separate Accounts ............................     6

         Writing Covered Call Options ....................................     6
         Buying Put And Call Options .....................................     7
         Futures Contracts ...............................................     7
         Money Market Instruments ........................................     9

Investment Management And Advisory Services ..............................    12
         Advisory and Subadvisory Fees ...................................    12
TAMIC ....................................................................    13
TIMCO ....................................................................    14

Valuation Of Assets ......................................................    15

The Board Of Managers ....................................................    16

Administrative Services ..................................................    17

Securities Custodian .....................................................    18

Independent Accountants ..................................................    18

Financial Statements .....................................................   F-1

             DESCRIPTION OF THE TRAVELERS AND THE SEPARATE ACCOUNTS

THE INSURANCE COMPANY

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct a life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, Canada and the Bahamas. The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's Home Office is located at One Tower Square, Hartford, Connecticut 06183.

THE SEPARATE ACCOUNTS

Each of the Separate Accounts which serve as the funding vehicles for the Variable Annuity contracts described in this SAI meets the definition of a separate account under the federal securities laws, and will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Additionally, the operations of each of the Separate Accounts are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on investments of the Separate Accounts, and the Commissioner has adopted no regulations under the Section that affect the Separate Accounts.

The Travelers Growth and Income Stock Account for Variable Annuities (Account
GIS) was established on September 22, 1967, and The Travelers Quality Bond Account for Variable Annuities (Account QB) was established on July 29, 1974. Each of the Separate Accounts, although an integral part of the Company, is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company under the 1940 Act. The assets of Accounts GIS and QB are invested directly in securities (such as stocks, bonds or money market instruments) which are compatible with the stated investment policies of each account.

Purchase Payments may be allocated to either of the Separate Accounts. The Company may make additions to or deletions from the investment alternatives available under the Contract, as permitted by law. The investment objectives of each of the Separate Accounts are as follows:

ACCOUNT GIS:      The primary objective of Account GIS is long-term accumulation of principal through capital appreciation and retention of net investment income. The assets of Account GIS will normally be invested in a portfolio of common stocks spread over industries and companies.

ACCOUNT QB:       The primary objective of Account QB is current income,
                  moderate capital volatility and total return. Assets of Account QB will be invested in short-term to intermediate-term bonds or other debt securities with a market value-weighted average maturity of five years or less.

                       INVESTMENT OBJECTIVES AND POLICIES

Each Separate Account has a different investment objective and different investment policies, and each Separate Account has certain fundamental investment restrictions, all of which are set forth below. Neither the investment objective nor the fundamental investment restrictions can be changed without a vote of a majority of the outstanding voting securities of the Accounts, as defined in the 1940 Act. Additionally, in accomplishing their respective investment objectives, each Account uses certain types of investments and investment techniques which are discussed under "Investments and Investment Techniques".

The percentage restrictions (for either fundamental investment policies or investment restrictions) are interpreted such that if they are adhered to at the time of investment, a later increase in a percentage beyond the specified limit resulting from a change in the values of portfolio securities or in the amount of net assets shall not be considered a violation. It must be recognized that there are risks inherent in the ownership of any investment and that there can be no assurance that the investment objectives of the Separate Accounts will be achieved.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account GIS is the selection of investments from the point of view of an investor concerned primarily with long-term accumulation of principal through capital appreciation and retention of net investment income. This principal objective does not preclude the realization of short-term gains when conditions would suggest the long-term goal is accomplished by such short-term transactions. The assets of Account GIS will primarily be invested in a portfolio of equity securities, mainly common stocks, spread over industries and companies. However, when it is determined that investments of other types may be advantageous on the basis of combined considerations of risk, income and appreciation, investments may also be made in bonds, notes or other evidence of indebtedness, issued publicly or placed privately, of a type customarily purchased for investment by institutional investors, including United States Government securities. These investments generally would not have a prospect of long-term appreciation. Investments in other than equity securities are temporary for defensive purposes. Such investments may or may not be convertible into stock or be accompanied by stock purchase options or warrants for the purchase of stock.

Account GIS may use exchange-traded financial futures contracts as a hedge to protect against changes in stock prices. The use of stock index futures by Account GIS is intended primarily to limit transaction and borrowing costs. Account GIS expects that risk management transactions involving futures contracts will not impact more than thirty percent (30%) of Account GIS's assets at any one time. Account GIS may also write covered call options on securities which it owns, and may purchase index or individual equity call or put options.

INVESTMENT RESTRICTIONS

The investment restrictions for Account GIS set forth in items 1 through 9 are fundamental and may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers.

         1. Not more than 5% of the assets of the Account will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings will not exceed 5% of the value of the assets of the Account and that immediately after the borrowing, and at all times thereafter, and while any such borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of the Account.

         3. Securities of other issuers will not be underwritten, except that the Account could be deemed an underwriter when engaged in the sale of restricted securities. (See item 13.)

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures in order to limit transaction and borrowing costs and for hedging purposes, as discussed above.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors. (See item 13.)

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired. (It is the present practice of Account GIS not to exceed 5% of the voting securities of any one issuer.)

         9.       Senior securities will not be issued.

         10.      Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for short-term credits which are necessary for the clearance of transactions, and for the placement of not more than 5% of its net asset value in total margin deposits for positions in futures contracts.

         12. The Account will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. Not more than 5% of the value of the assets of the Account may be invested in restricted securities (securities which may not be publicly offered without registration under the Securities Act of 1933).

Changes in the investments of Account GIS may be made from time to time to take into account changes in the outlook for particular industries or companies. Account GIS's investments will not, however, be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. While Account GIS may occasionally invest in foreign securities, it is not anticipated that such investments will, at any time, account for more than ten percent (10%) of its investment portfolio.

The assets of Account GIS will be kept fully invested, except that (a) sufficient cash may be kept on hand to provide for variable annuity contract obligations, and (b) reasonable amounts of cash, United States Government or other liquid securities, such as short-term bills and notes, may be held for limited periods, pending investment in accordance with their respective investment policies.

PORTFOLIO TURNOVER

Although Account GIS intends to purchase securities for long-term appreciation of capital and income, and does not intend to place emphasis on obtaining short-term trading profits, such short-term trading may occur. A higher turnover rate should not be interpreted as indicating a variation from the stated investment policy of seeking long-term accumulation of capital, and will normally increase the brokerage costs of Account GIS. However, negotiated fees and the use of futures contracts will help to reduce brokerage costs. While there is no restriction on portfolio turnover, Account GIS expects to have a moderate to high level of portfolio turnover in the range of 150% to 300%. The portfolio turnover rate for Account GIS for the years ended December 31, 1998, 1999 and 2000 was 50%, 47% and 52%, respectively.

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

INVESTMENT OBJECTIVE

The basic investment objective of Account QB is the selection of investments from the point of view of an investor concerned primarily with current income, moderate capital volatility and total return.

It is contemplated that the assets of Account QB will be invested in money market obligations, including, but not limited to, Treasury bills, repurchase agreements, commercial paper, bank certificates of deposit and bankers' acceptances, and in publicly traded debt securities, including bonds, notes, debentures, equipment trust certificates and short-term instruments. These securities may carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stocks of the same or different issuer, or participations based on revenues, sales or profits. It is currently anticipated that the market value-weighted average maturity of the portfolio will not exceed five years. (In the case of mortgage-backed securities, the estimated average life of cash flows will be used instead of average maturity.) Investments in longer term obligations may be made if the Board of Managers concludes that the investment yields justify a longer term commitment.

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against changes in interest rates that might otherwise have an adverse effect upon the value of Account QB's securities.

The portfolio will be actively managed and Account QB may sell investments prior to maturity to the extent that this action is considered advantageous in light of factors such as market conditions or brokerage costs. While the investments of Account QB are generally not listed securities, there are firms which make markets in the type of debt instruments which Account QB holds. No problems of salability are anticipated with regard to the investments of Account QB.

The Board of Managers will weigh considerations of risks, yield and ratings in implementing Account QB's fundamental investment policies. There are no specific criteria with regard to quality or ratings of the investments of Account QB, but it is anticipated that they will be of investment grade or its equivalent as determined in good faith by the Board of Managers. There may or may not be more risk in investing in debt instruments where there are no specific criteria with regard to quality or ratings of the investments.

INVESTMENT RESTRICTIONS

The investment restrictions set forth in items 1 through 9 below are fundamental and may not be changed without a vote of a majority of the outstanding voting securities of Account QB, as defined in the 1940 Act. Items 10 through 13 may be changed by a vote of the Board of Managers of Account QB.

         1. Not more than 15% of the value of the assets of Account QB will be invested in the securities of any one issuer, except obligations of the United States Government and its instrumentalities, for which there is no limit.

         2. Borrowings will not be made, except that the right is reserved to borrow from banks for emergency purposes, provided that these borrowings will not exceed 5% of the value of the assets of Account QB and that immediately after the borrowing, and at all times thereafter, and while any borrowing is unrepaid, there will be asset coverage of at least 300% for all borrowings of Account QB.

         3. Securities of other issuers will not be underwritten, except that Account QB could be deemed to be an underwriter when engaged in the sale of restricted securities.

         4. Interests in real estate will not be purchased, except as may be represented by securities for which there is an established market.

         5. No purchase of commodities or commodity contracts will be made, except transactions involving financial futures used as a hedge against unanticipated changes in prevailing levels of interest rates.

         6. Loans will be made only through the acquisition of a portion of privately placed issue of bonds, debentures and other evidences of indebtedness of a type customarily purchased by institutional investors.

         7. Investments will not be made in the securities of a company for the purpose of exercising management or control.

         8. Not more than 10% of the voting securities of any one issuer will be acquired.

         9.       Senior securities will not be issued.

         10.      Short sales of securities will not be made.

         11. Purchases will not be made on margin, except for any short-term credits that are necessary for the clearance of transactions and to place up to 5% of the value of its net assets in total margin deposits for positions in futures contracts.

         12. Account QB will not invest in the securities of other investment companies, except as part of a plan of merger, consolidation or acquisition of assets.

         13. The average period of maturity (or in the case of mortgage-backed securities, the estimated average life of cash flows) of all fixed interest debt instruments held by Account QB will not exceed five years.

The investments of Account QB will not be concentrated in any one industry; that is, no more than twenty-five percent (25%) of the value of its assets will be invested in any one industry. There is no investment policy as to Account QB's investment in foreign securities.

PORTFOLIO TURNOVER

Brokerage costs associated with short-term debt instruments are significantly lower than those incurred on equity investments, and thus, a high portfolio turnover rate would not adversely affect the brokerage costs of Account QB to the same extent as high turnover in a separate account which invests primarily in common stock. The portfolio turnover rate for Account QB for the years ended December 31, 1998, 1999 and 2000 was 438%, 340% and 105%, respectively.

      DESCRIPTION OF CERTAIN TYPES OF INVESTMENTS AND INVESTMENT TECHNIQUES
                       AVAILABLE TO THE SEPARATE ACCOUNTS

WRITING COVERED CALL OPTIONS

Account GIS may write covered call options on portfolio securities for which call options are available and which are listed on a national securities exchange. These call options generally will be short-term contracts with a duration of nine months or less.

Account GIS will write only "covered" call options, that is, it will own the underlying securities which are acceptable for escrow when it writes the call option and until the obligation to sell the underlying security is extinguished by exercise or expiration of the call option, or until a call option covering the same underlying security and having the same exercise price and expiration date is purchased. Account GIS will receive a premium for writing a call option, but gives up, until the expiration date, the opportunity to profit from an increase in the underlying security's price above the exercise price. Account GIS will retain the risk of loss from a decrease in the price of the underlying security. Writing covered call options is a conservative investment technique which is believed to involve relatively little risk, but which is capable of enhancing an account's total returns.

The premium received for writing a covered call option will be recorded as a liability in the Account's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the close of the New York Stock Exchange, or, in the absence of such sale, at the latest bid quotation. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon exercise of the option.

The Options Clearing Corporation is the issuer of, and the obligor on, the covered call options written by Account GIS. In order to secure an obligation to deliver to the Options Clearing Corporation the underlying security of a covered call option written by Account GIS, the Account will be required to make escrow arrangements.

In instances where Account GIS believes it is appropriate to close a covered call option, it can close out the previously written call option by purchasing a call option on the same underlying security with the same exercise price and expiration date. Account GIS may also, under certain circumstances, be able to transfer a previously written call option.

A previously written call option can be closed out by purchasing an identical call option only on a national securities exchange which provides a secondary market in the call option. There is no assurance that a liquid secondary market will exist for a particular call option at such time. If Account GIS cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even though it might otherwise be advantageous to do so.

If a substantial number of the call options are exercised, the Account's rate of portfolio turnover may exceed historical levels. This would result in higher brokerage commissions in connection with the writing of covered call options and the purchase of call options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.

BUYING PUT AND CALL OPTIONS

Account GIS may purchase put options on securities held, or on futures contracts whose price volatility is expected to closely match that of securities held, as a defensive measure to preserve contract owners' capital when market conditions warrant. Account GIS may purchase call options on specific securities, or on futures contracts whose price volatility is expected to closely match that of securities, eligible for purchase by Account GIS, in anticipation of or as a substitute for the purchase of the securities themselves. These options may be listed on a national exchange or executed "over-the-counter" with a broker-dealer as the counterparty. While the investment adviser anticipates that the majority of option purchases and sales will be executed on a national exchange, put or call options on specific securities or for non-standard terms are likely to be executed directly with a broker-dealer when it is advantageous to do so. Option contracts will be short-term in nature, generally less than nine months. Account GIS will pay a premium in exchange for the right to purchase (call) or sell (put) a specific number of shares of an equity security or futures contract at a specified price (the strike price) on or before the expiration date of the options contract. In either case, Account GIS's risk is limited to the option premium paid.

Account GIS may sell the put and call options prior to their expiration and realize a gain or loss thereby. A call option will expire worthless if the price of the related security is below the contract strike price at the time of expiration; a put option will expire worthless if the price of the related security is above the contract strike price at the time of expiration.

Put and call options will be employed for bona fide hedging purposes only. Liquid securities sufficient to fulfill the call option delivery obligation will be identified and segregated in an account; deliverable securities sufficient to fulfill the put option obligation will be similarly identified and segregated. In the case of put options on futures contracts, portfolio securities whose price volatility is expected to match that of the underlying futures contract will be identified and segregated.

FUTURES CONTRACTS

STOCK INDEX FUTURES

Account GIS will invest in stock index futures. A stock index futures contract provides for one party to take and the other to make delivery of an amount of cash over the hedging period equal to specified amount times the difference between a stock index value at the close of the last trading day of the contract or the selling price and the price at which the futures contract is originally struck. The stock index assigns relative values to the common stocks included in the index and reflects overall price trends in the designated market for equity securities. Therefore, price changes in a stock index futures contract reflect changes in the specified index of equity securities on which the futures contract is based. Stock index futures may also be used, to a limited extent, to hedge specific common stocks with respect to market (systematic) risk (involving the market's assessment of overall economic prospects) as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, Account GIS may seek to protect the value of its equity securities against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Account GIS can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. Account GIS will not be a hedging fund; however, to the extent that any hedging strategies actually employed are successful, Account GIS will be affected to a lesser degree by adverse overall market price movements unrelated to the merits of specific portfolio equity securities than would otherwise be the case. Gains and losses on futures contracts employed as hedges for specific securities will normally be offset by losses or gains, respectively, on the hedged security.

INTEREST RATE FUTURES

Account QB may purchase and sell futures contracts on debt securities ("interest rate futures") to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of an Account's debt securities. An interest rate futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of debt securities having a standardized face value and rate of return.

By purchasing interest rate futures (assuming a "long" position), Account QB will be legally obligated to accept the future delivery of the underlying security and pay the agreed price. This would be done, for example, when Account QB intends to purchase particular debt securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concurrent reduction in yield), the increased cost of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the securities purchase.

By selling interest rate futures held by it, or interest rate futures having characteristics similar to those held by it (assuming a "short" position), Account QB will be legally obligated to make the future delivery of the security against payment of the agreed price. Such a position seeks to hedge against an anticipated rise in interest rates that would adversely affect the value of Account QB's portfolio debt securities.

Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Board of Managers to reflect the fair value of the contract, in which case the positions will be valued at fair value determined in good faith by or under the direction of the Board of Managers.

Hedging by use of interest rate futures seeks to establish, with more certainty than would otherwise be possible, the effective rate of return on portfolio securities. When hedging is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position.

FUTURES MARKETS AND REGULATIONS

When a futures contract is purchased, Accounts GIS and QB will set aside, in an identifiable manner, an amount of cash and cash equivalents equal to the total market value of the futures contract, less the amount of the initial margin. The Accounts will incur brokerage fees in connection with their futures transactions, and will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

Positions taken in the futures markets are not normally held to maturity, but instead are liquidated through offsetting transactions which may result in a profit or a loss. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the stock index or interest rate futures contract and the same delivery date. If the offsetting purchase price is less than the original sale price, the Accounts realize a gain; if it is more, the Accounts realize a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Accounts realize a gain; if less, a loss. While futures positions taken by the Accounts will usually be liquidated in this manner, the Accounts may instead make or take delivery of the underlying securities whenever it appears economically advantageous for them to do so. In determining gain or loss, transaction costs must also be taken into account. There can be no assurance that the Accounts will be able to enter into an offsetting transaction with respect to a particular contract at a particular time.

A clearing corporation associated with the exchange on which futures are traded guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

All stock index and interest rate futures will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). Stock index futures are currently traded on the New York Futures Exchange and the Chicago Mercantile Exchange. Interest rate futures are actively traded on the Chicago Board of Trade and the International Monetary Market at the Chicago Mercantile Exchange.

The investment advisers do not believe any of the Accounts to be a "commodity pool" as defined under the Commodity Exchange Act. The Accounts will only enter into futures contracts for bona fide hedging or other appropriate risk management purposes as permitted by CFTC regulations and interpretations, and subject to the requirements of the SEC. The Accounts will not purchase or sell futures contracts for which the aggregate initial margin exceeds five percent (5%) of the fair market value of their individual assets, after taking into account unrealized profits and unrealized losses on any such contracts which they have entered into. The Accounts will further seek to assure that fluctuations in the price of any futures contracts that they use for hedging purposes will be substantially related to fluctuations in the price of the securities which they hold or which they expect to purchase, although there can be no assurance that the expected result will be achieved.

As evidence of their hedging intent, the Accounts expect that on seventy-five percent (75%) or more of the occasions on which they purchase a long futures contract, they will effect the purchase of securities in the cash market or take delivery at the close of a futures position. In particular cases, however, when it is economically advantageous, a long futures position may be terminated without the corresponding purchase of securities.

SPECIAL RISKS

While certain futures contracts may be purchased and sold to reduce certain risks, these transactions may entail other risks. Thus, while the Accounts may benefit from the use of such futures, unanticipated changes in stock price movements or interest rates may result in a poorer overall performance for the Account than if it had not entered into such futures contracts. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Accounts may be exposed to risk of loss. The investment advisers will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in their judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of any portfolio securities sought to be hedged.

In addition to the possibility that there may be a less than perfect correlation between movements in the futures contracts and securities in the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security due to certain market distortions. First, rather than meeting variation margin deposit requirements should a futures contract value move adversely, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, since margin requirements in the futures market are less onerous than in the securities market, the futures market may attract more speculators than the securities market. Increased participation by speculators may cause temporary price distortions. Due to the possibility of such price distortion, and also because of the imperfect correlation discussed above, even a correct forecast of general market trends by the investment advisers may not result in a successful hedging transaction in the futures market over a short time period. However, as is noted above, the use of financial futures by the Accounts is intended primarily to limit transaction and borrowing costs. At no time will the Accounts use financial futures for speculative purposes.

Successful use of futures contracts for hedging purposes is also subject to the investment advisers' ability to predict correctly movements in the direction of the market. However, the investment advisers believe that over time the value of the Accounts' portfolios will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged.

MONEY MARKET INSTRUMENTS

Money market securities are instruments with remaining maturities of one year or less, such as bank certificates of deposit, bankers' acceptances, commercial paper (including master demand notes), and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

CERTIFICATES OF DEPOSITS

Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

Certificates of deposit will be limited to U.S. dollar-denominated certificates of United States banks which have at least $1 billion in deposits as of the date of their most recently published financial statements (including foreign branches of U.S. banks, U.S. branches of foreign banks which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation).

The Accounts will not acquire time deposits or obligations issued by the International Bank for Reconstruction and Development, the Asian Development Bank or the Inter-American Development Bank. Additionally, the Accounts do not currently intend to purchase such foreign securities (except to the extent that certificates of deposit of foreign branches of U.S. banks may be deemed foreign securities) or purchase certificates of deposit, bankers' acceptances or other similar obligations issued by foreign banks.

BANKERS' ACCEPTANCES

Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by the bank which, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Bankers' acceptances acquired by the Accounts must have been accepted by U.S. commercial banks, including foreign branches of U.S. commercial banks, having total deposits at the time of purchase in excess of $1 billion, and must be payable in U.S. dollars.

COMMERCIAL PAPER RATINGS

Investments in commercial paper are limited to those rated A-1 by Standard & Poor's Corporation and Prime-1 by Moody's Investors Service, Inc. Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) the issuer's long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowances made for unusual circumstances; and (5) the issuer's industry is typically well established and the issuer has a strong position within the industry.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluating the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public preparations to meet such obligations. The relative strength or weakness of the above factors determines how the issuer's commercial paper is rated within various categories.

MASTER DEMAND NOTES

Master demand notes are unsecured obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender (issuer) and the borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. An Account has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty. Notes purchased by a separate account must permit it to demand payment of principal and accrued interest at any time (on not more than seven days notice) or to resell the note at any time to a third party. Master demand notes may have maturities of more than one year, provided they specify that (i) the account be entitled to payment of principal and accrued interest upon not more than seven days notice, and (ii) the rate of interest on such notes be adjusted automatically at periodic intervals which normally will not exceed 31 days, but which may extend up to one year. Because these types of notes are direct lending arrangements between the lender and the borrower, such instruments are not normally traded, and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the right to redeem is dependent upon the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the investment adviser considers earning power, cash flow, and other liquidity ratios of the borrower to pay principal and interest on demand. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, a separate account may invest in them only if at the time of an investment the issuer meets the criteria set forth above for commercial paper. The notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

UNITED STATES GOVERNMENT SECURITIES

Securities issued or guaranteed by the United States Government include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of one year or less, Treasury Notes have maturities of one to ten years, and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

Securities issued or guaranteed by the United States Government or its agencies or instrumentalities include direct obligations of the United States Treasury and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, The Tennessee Valley Authority, District of Columbia Armory Board and Federal National Mortgage Association.

Some obligations of United States Government agencies and instrumentalities, such as Treasury Bills and Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the United States; others, such as securities of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; still others, such as bonds issued by the Federal National Mortgage Association, a private corporation, are supported only by the credit of the instrumentality. Because the United States Government is not obligated by law to provide support to an instrumentality it sponsors, the Accounts will invest in the securities issued by such an instrumentality only when the investment advisers determine that the credit risk with respect to the instrumentality does not make the securities unsuitable investments. United States Government securities will not include international agencies or instrumentalities in which the United States Government, its agencies or instrumentalities participate, such as the World Bank, the Asian Development Bank or the Inter-American Development Bank, or issues insured by the Federal Deposit Insurance Corporation.

REPURCHASE AGREEMENTS

Interim cash balances may be invested from time to time in repurchase agreements with approved counterparties. Approved counterparties are limited to national banks or reporting broker-dealers meeting the Advisor's credit quality standards as presenting minimal risk of default. All repurchase transactions must be collateralized by U.S. Government securities with market value no less than 102% of the amount of the transaction, including accrued interest. Repurchase transactions generally mature the next business day but, in the event of a transaction of longer maturity, collateral will be marked to market daily and, when required, additional cash or qualifying collateral will be required from the counterparty.

In executing a repurchase agreement, a portfolio purchases eligible securities subject to the seller's simultaneous agreement to repurchase them on a mutually agreed upon date and at a mutually agreed upon price. The purchase and resale prices are negotiated with the counterparty on the basis of current short-term interest rates, which may be more or less than the rate on the securities collateralizing the transaction. Physical delivery or, in the case of "book-entry" securities, segregation in the counterparty's account at the Federal Reserve for the benefit of the Portfolio is required to establish a perfected claim to the collateral for the term of the agreement in the event the counterparty fails to fulfill its obligation.

As the securities collateralizing a repurchase transaction are generally of longer maturity than the term of the transaction, in the event of default by the counterparty on its obligation, the Portfolio would bear the risks of delay, adverse market fluctuation and transaction costs in disposing of the collateral.

                   INVESTMENT MANAGEMENT AND ADVISORY SERVICES

The investments and administration of the separate accounts are under the direction of the Board of Managers. Subject to the authority of the Board of Managers, Travelers Asset Management International Company LLC

("TAMIC") furnishes investment management and advisory services to Account QB and GIS, according to the terms of written Investment Advisory Agreements. The agreement effective May 1, 1998 between Account GIS and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. The agreement between Account QB and TAMIC was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 23, 1993.

Each of these agreements will continue in effect as described below in (3), as required by the 1940 Act. Each of the agreements:

         1. provides that for investment management and advisory services, the Company will pay to TAMIC, an advisory fee based on the current value of the assets of the accounts for which TAMIC acts as investment adviser (see "Advisory and Subadvisory Fees" below);

         2. may not be terminated by TAMIC without prior approval of a new investment advisory agreement by those casting a majority of the votes entitled to be cast and will be subject to termination without the payment of any penalty, upon sixty days' written notice, by the Board of Managers or by a vote of those casting a majority of the votes entitled to be cast;

         3. will continue in effect for a period more than two years from the date of its execution, only so long as its continuance is specifically approved at least annually by a vote of a majority of the Board of Managers, or by a vote of a majority of the outstanding voting securities of the Account. In addition, and in either event, the terms of the agreement must be approved annually by a vote of a majority of the Board of Managers who are not parties to, or interested persons of any party to, the agreement, cast in person, at a meeting called for the purpose of voting on the approval and at which the Board of Managers has been furnished the information that is reasonably necessary to evaluate the terms of the agreement;

         4.       will automatically terminate upon assignment.

The Travelers Investment Management Company (TIMCO) serves as subadviser to Account GIS, pursuant to a written agreement dated May 1, 1998 with TAMIC, which was approved by a vote of the Variable Annuity Contract Owners at their meeting held on April 27, 1998. TAMIC pays TIMCO an amount equivalent on an annual basis to a maximum of 0.45% of the aggregate of the average daily net assets of Account GIS, grading down to 0.20%.

ADVISORY AND SUBADVISORY FEES

For furnishing investment management and advisory services to Account GIS, under a management agreement effective May 1, 1998, TAMIC is paid an amount equivalent, on an annual basis, to a maximum of 0.65% of the average daily net assets of Account GIS, grading down to 0.40%.. The fee is computed daily and paid monthly. Prior to May 1, 1998, TIMCO was the investment advisor, and the fee was 0.45%. The total advisory fees paid to TIMCO by Account GIS for the period January 1, 1998 to April 30, 1998 was $1,094,293. The subadvisory fees paid to TIMCO by TAMIC for the period May 1, 1998 to December 31, 1998 was $2,291,392, for the years ended December 31, 1999 and 2000 were $3,895,005 and $3,955,815, respectively. The total advisory fee paid to TAMIC for the period May 1, 1998 to December 31, 1998 was $3,274,491, for the years ended December 31, 1999 and 2000 were $5,840,016 and $5,961,627, respectively.

For furnishing investment management and advisory services to Account QB, TAMIC is paid an amount equivalent on an annual basis to 0.3233% of the average daily net assets of Account QB. For the years ended December 31, 1998, 1999 and 2000 the advisory fees were $518,262, $495,204 and $407,112, respectively.

                                      TAMIC

TAMIC, an indirect wholly owned subsidiary of Citigroup Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing investment management and advisory services to Account GIS, TAMIC acts as investment adviser for investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TAMIC also acts as investment adviser for individual and pooled pension and profit-sharing accounts, for offshore insurance companies affiliated with The Travelers Insurance Company, and for non-affiliated insurance companies, both domestic and offshore.

Investment advice and management for TAMIC's clients are furnished in accordance with their respective investment objectives and policies and investment decisions for the Accounts will be made independently from those of any other accounts managed by TAMIC. However, securities owned by Account QB may also be owned by other clients and it may occasionally develop that the same investment advice and decision for more than one client is made at the same time. Furthermore, it may develop that a particular security is bought or sold for only some clients even though it might be held or bought or sold for other clients, or that a particular security is bought for some clients when other clients are selling the security. When two or more accounts are engaged in the purchase or sale of the same security, the transactions are allocated as to amount in accordance with a formula which is equitable to each account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as Account QB is concerned. In other cases, however, it is believed that the ability of Account QB to participate in volume transactions will produce better executions for the account.

BROKERAGE

Subject to approval of the Board of Managers, it is the policy of TAMIC, in executing transactions in portfolio securities, to seek best execution of orders at the most favorable prices. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to Account QB, involving both price paid or received and any commissions and other cost paid, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by management in determining the overall reasonableness of brokerage commissions paid. Subject to the foregoing, a factor in the selection of brokers is the receipt of research services, analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information. Any such research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by TAMIC under its Investment Advisory Agreements. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among Account QB and other clients of TAMIC who may indirectly benefit from the availability of such information. Similarly, Account QB may indirectly benefit from information made available as a result of transactions for such clients.

Purchases and sales of bonds and money market instruments will usually be principal transactions and will normally be purchased directly from the issuer or from the underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases. Purchases from the underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. Where transactions are made in the over-the-counter market, Account QB will deal with primary market makers unless more favorable prices are otherwise obtainable. Brokerage fees will be incurred in connection with futures transactions, and Account QB will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

TAMIC may follow a policy of considering the sale of units of Account QB a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best execution described above.

The policy of TAMIC with respect to brokerage is and will be reviewed by the Board of Managers periodically. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

The were no brokerage commissions paid by Account QB for the fiscal years ended December 31, 1997, 1998 and 1999. For the fiscal year ended December 31, 1999, no portfolio transactions were directed to certain brokers because of research services. No commissions were paid to broker dealers affiliated with TAMIC.

                                      TIMCO

TIMCO, an indirect wholly owned subsidiary of Citigroup Inc., is located at One Tower Square, Hartford, Connecticut 06183. In addition to providing subadvisory services to Account GIS, TIMCO acts as investment adviser (or subadviser) for other investment companies which serve as the funding media for certain variable annuity and variable life insurance contracts offered by The Travelers Insurance Company and its affiliates. TIMCO also acts as investment adviser for individual and pooled pension and profit-sharing accounts and for affiliated companies of The Travelers Insurance Company.

Investment decisions for Account GIS will be made independently from those of any other accounts managed by TIMCO. If, however, accounts managed by TIMCO are simultaneously engaged in the purchase of the same security, then available securities may be allocated to each account and may be averaged as to price in whatever manner TIMCO deems to be fair. In some cases, this system might adversely affect the price or volume of securities being bought or sold by an account, while in other cases it may produce better executions or lower brokerage rates.

BROKERAGE

Subject to approval of the Board of Managers, and in accordance with the Investment Advisory Agreement, TIMCO will place purchase and sale orders for the portfolio securities of Account GIS through brokerage firms which it may select from time to time with the objective of seeking the best execution by responsible brokerage firms at reasonably competitive rates. To the extent consistent with this policy, certain brokerage transactions may be placed with firms which provide brokerage and research services to TIMCO, and such transactions may be paid for at higher rates than other firms would charge. The term "brokerage and research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities for purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). These brokerage and research services may be utilized in providing investment advice to Account GIS and may also be utilized in providing investment advice and management to all accounts over which TIMCO exercises investment discretion, but not all of such services will necessarily be utilized in providing investment advice to all accounts. This practice may be expected to result in greater cost to the Accounts than might otherwise be the case if brokers whose charges were based on execution alone were used for such transactions. TIMCO believes that brokers' research services are very important in providing investment advice to the Accounts but is unable to give the services a dollar value. While research services are not expected to reduce the expenses of TIMCO, TIMCO will, through the use of these services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

Transactions in the over-the-counter market are placed with the principal market makers unless better price and execution may be obtained otherwise. Brokerage fees will be incurred in connection with futures transactions, and Account GIS will be required to deposit and maintain funds with brokers as margin to guarantee performance of future obligations.

The overall reasonableness of brokerage commissions paid is evaluated by personnel of TIMCO responsible for trading and for managing Account GIS's portfolio by comparing brokerage firms utilized by TIMCO and other firms with respect to the following factors: the prices paid or received in securities transactions, speed of execution and settlement, size and difficulty of the brokerage transactions, the financial soundness of the firms, and the quality, timeliness and quantity of research information and reports.

The total brokerage commissions paid by Account GIS for the fiscal years ending December 31, 1998, 1999 and 2000 were $896,520, $970,607 and $1,113,445, respectively. For the fiscal year ended December 31, 2000, portfolio transactions in the amount of $800,896,792 were directed to certain brokers because of research services, of which $866,422 was paid in commissions with respect to such transactions. No formula was used in placing such transactions and no specific amount of transactions was allocated for research services. For the year ended December 31, 2000 commissions in the amounts of $40,844 and $68,515 were paid to Salomon Smith Barney Inc. and The Robinson Humphrey Company, Inc., respectively, both affiliates of TIMCO, which equals, for each, 3.7% and 6.2% of Account GIS's aggregate brokerage commissions paid to such brokers during 2000. The percentage of Account GIS's aggregate dollar amount of transactions involving the payment of commissions effected through Salomon Smith Barney and Robinson Humphrey were 2.3% and 4.7%, respectively.

                               VALUATION OF ASSETS

The value of the assets of each Separate Account is determined on each Valuation Date as of the close of the New York Stock Exchange (the "Exchange"). If the Exchange is not open for trading on any such day, then such computation shall be made as of the normal close of the Exchange. Each security traded on a national securities exchange is valued at the last reported sale price on the Valuation Date. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the Valuation Date or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity). "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market are valued at amortized cost which approximates market.

                              THE BOARD OF MANAGERS

The investment and administration of each of the Separate Accounts are under the direction of the Board of Managers, listed below. Members of the Board of Managers are elected annually by those Contract Owners participating in the Separate Accounts. A majority of the members of the Board of Managers are persons who are not affiliated with The Travelers Insurance Company, TIMCO, TAMIC or their affiliates.

Name and Position
  With the Fund                                  Principal Occupation During Last Five Years
----------------------             --------------------------------------------------------------------------------------
* Heath B. McLendon                Managing Director (1993-present), Salomon Smith Barney, Inc. ("Salomon Smith
  Chairman and Trustee             Barney"); President and Director (1994-present), Smith Barney Fund Management
  7 World Trade Center             LLC ("SBFM") f/k/a/ SSB Citi Fund Management LLC; Director and President
  New York, NY                     (1996-present), Travelers Investment Adviser, Inc.; Chairman and Director of fifty-
  Age 67                           nine investment companies associated with Salomon Smith Barney; Trustee (1999)
                                   of seven Trusts of Citifunds' family of Trusts; Trustee, Drew University; Advisory
                                   Director, M&T Bank; Chairman, Board of Managers, six Variable Annuity Separate
                                   Accounts of The Travelers Insurance Company+; Chairman, Board of Trustees, five
                                   Mutual Funds sponsored by The Travelers Insurance Company++; prior to July
                                   1993, Senior Executive Vice President of Shearson Lehman Brothers Inc.

  Knight Edwards                   Of Counsel (1988-present), Partner (1956-1988), Edwards & Angell, Attorneys;
  Trustee                          Member, Advisory Board (1973-1994), thirty-one mutual funds sponsored by
  154 Arlington Avenue             Keystone Group, Inc.; Member, Board of Managers, six Variable Annuity Separate
  Providence, RI                   Accounts of The Travelers Insurance Company+; Trustee, five Mutual Funds
  Age 77                           sponsored by The Travelers Insurance Company.++

  Robert E. McGill, III            Retired manufacturing executive.  Director (1983-1995), Executive Vice President
  Trustee                          (1989-1994) and Senior Vice President, Finance and Administration (1983-1989),
  295 Hancock Street               The Dexter Corporation (manufacturer of specialty chemicals and materials); Vice
  Williamstown, MA                 Chairman (1990-1992), Director (1983-1995), Life Technologies, Inc. (life
  Age 69                           science/biotechnology products); Director, (1994-1999), The Connecticut Surety
                                   Corporation (insurance); Director (1995-2000), Chemfab Corporation (specialty materials manufacturer); Director (1999-present), Ravenwood Winery, Inc.; Director
                                   (1999-present), Lydall Inc. (manufacturer of fiber materials); Member, Board of
                                   Managers, six Variable Annuity Separate Accounts of The Travelers Insurance
                                   Company+; Trustee, five Mutual Funds sponsored by The Travelers Insurance
                                   Company.++

  Lewis Mandell                    Dean, School of Management (1998-present), University at Buffalo; Dean, College
  Trustee                          of Business Administration  (1995-1998), Marquette University; Professor of
  160 Jacobs Hall                  Finance (1980-1995) and Associate Dean (1993-1995), School of Business
  Buffalo, NY                      Administration, and Director, Center for Research and Development in Financial
  Age 58                           Services (1980-1995), University of Connecticut; Director (2000-present), Delaware
                                   North Corp. (hospitality business); Member, Board of Managers, six Variable
                                   Annuity Separate Accounts of The Travelers Insurance Company+; Trustee, five
                                   Mutual Funds sponsored by The Travelers Insurance Company.++

  Frances M. Hawk,                 Private Investor, (1997-present); Portfolio Manager (1992-1997, HLM Management
  CFA, CFP                         Company, Inc. (investment management); Assistant Treasurer, Pensions and
  Trustee                          Benefits.  Management (1989-1992), United Technologies Corporation (broad-based
  28 Woodland Street               designer and manufacturer of high technology products); Member, Board of
  Sherborn,  MA                    Managers, six Variable Annuity Separate Accounts of The Travelers Insurance
  Age 53                           Company+; Trustee, five Mutual Funds sponsored by The Travelers Insurance
                                   Company.++

  Ernest J. Wright                 Vice President and Secretary (1996-present), Assistant Secretary (1994-1996),
  Secretary to the Board           Counsel (1987-present), The Travelers Insurance Company; Secretary, Board of
  One Tower Square                 Managers, six Variable Annuity Separate Accounts of The Travelers Insurance
  Hartford, Connecticut            Company+; Secretary, Board of Trustees, five Mutual Funds sponsored by The
  Age 60                           Travelers Insurance Company.++

  Kathleen A. McGah                Deputy General Counsel (1999 - present); Assistant Secretary (1995-present), The
  Assistant Secretary to           Travelers Insurance Company; Assistant Secretary, Board of Managers, six Variable
  The Board                        Annuity Separate Accounts of The Travelers Insurance Company+; Assistant
  One Tower Square                 Secretary, Board of Trustees, five Mutual Funds sponsored by The Travelers
  Hartford, Connecticut            Insurance Company.++  Prior to January 1995, Counsel, ITT Hartford Life
  Age 50                           Insurance Company.

  David Golino                     Vice President (1999-present); Second Vice President (1996-1999), The Travelers
  Principal Accounting Officer     Insurance Company; Principal Accounting Officer, six Variable Annuity Separate
  One Tower Square                 Accounts of The Travelers Insurance Company.++  Prior to May 1996, Senior
  Hartford, Connecticut            Manager, Deloitte & Touche LLP.
  Age 39

 +These six Variable Annuity Separate Accounts are: The Travelers Growth and
  Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities.

++These five Mutual Funds are: Capital Appreciation Fund, Money Market
  Portfolio, High Yield Bond Trust, Managed Assets Trust and The Travelers Series Trust.

 *Mr. McLendon is an "interested person" within the meaning of the 1940 Act by virtue of his position as Managing Director of Salomon Smith Barney Inc., an indirect wholly owned subsidiary of Citigroup Inc. and also owns shares and options to purchase shares of Citigroup Inc., the indirect parent of The Travelers Insurance Company.

The Company is responsible for payment of the fees and expenses of the Board of Managers, and the expenses of audit of the Separate Accounts, as well as other expenses for services related to the operations of the accounts, for which it deducts certain amounts from purchase payments and from the accounts.

Members of the Board of Managers who are also officers or employees of Citigroup Inc. or its subsidiaries are not entitled to any fee. Members of the Board of Managers who are not affiliated as employees of Citigroup Inc. or its subsidiaries receive an aggregate retainer of $19,000 for service on the Boards of the six Variable Annuity Separate Accounts established by The Travelers Insurance Company and the five Mutual Funds sponsored by The Travelers Insurance Company. They also receive an aggregate fee of $2,500 for each meeting of such Boards attended. Board members with 10 years of service may agree to provide services as emeritus director at age 72 or upon reaching 80 years of age and will receive 50% of the annual retainer and 50% of meeting fees if attended.

                             ADMINISTRATIVE SERVICES

Under the terms of an Administrative Services Agreement and Agreement to Provide Guarantees (formerly the Distribution and Management Agreement), the Company provides all administrative services and mortality and expense risk guarantees related to variable annuity contracts issued by the Company in connection with Account GIS and Account QB and assumes the risk of minimum death benefits, as applicable. The Company also pays all sales costs (including costs associated with the preparation of sales literature); all costs of qualifying Account GIS and Account QB and the variable annuity contracts with regulatory authorities; the costs of proxy solicitation; all custodian, accountants' and legal fees; and all compensation paid to the unaffiliated members of the Board of

Managers. The Company also provides without cost to Account GIS and Account QB all necessary office space, facilities, and personnel to manage its affairs.

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Administrative Services Agreement and Agreement to provide Guarantees:

SEPARATE ACCOUNT             2000                 1999               1998
                             ----                 ----               ----
     GIS                  $12,920,316         $12,365,601         $9,908,196
     QB                   $ 1,653,313         $ 1,998,726         $2,069,452

The Company received the following amounts from the Separate Accounts in each of the last three fiscal years for services provided under the Distribution and Management Agreements:

                              SECURITIES CUSTODIAN

Chase Manhattan Bank, N.A., Chase MetroTech Center, Brooklyn, New York, is the custodian of the portfolio securities and similar investments of Accounts GIS and QB.

                             INDEPENDENT ACCOUNTANTS

Financial statements as of December 31, 2000, and for the years ended December 31, 2000 and 1999, of Accounts GIS, QB, MM, TGIS, TSB, and TAS, included in the Annual Reports (for each) incorporated by reference in this SAI, have been incorporated herein in reliance on the reports of KPMG LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing. These financial statements include prior period amounts which were audited by other independent accountants.

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, and the financial statements of The Travelers Fund U for Variable Annuities as of December 31, 2000 and for the years ended December 31, 2000 and 1999, included herein, have been included in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                                       AND

            THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES

                      Individual Variable Annuity Contracts

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                              Individual Purchasers



L-11895S                                                        TIC   Ed. 5-2001
                                                               Printed in U.S.A.

ANNUAL REPORT
DECEMBER 31, 2000















                             THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES















[TRAVELERS INSURANCE LOGO]

The Travelers Insurance Company
The Travelers Life and Annuity Company
One Tower Square
Hartford, CT  06183

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000



ASSETS:
    Investments at market value:
       Capital Appreciation Fund, 12,810,087 shares (cost $754,983,634) .........................  $ 1,050,555,214
       High Yield Bond Trust, 2,540,210 shares (cost $23,619,347) ...............................       22,277,639
       Managed Assets Trust, 15,529,831 shares (cost $243,622,968) ..............................      278,605,166
       American Odyssey Funds, Inc., 94,959,949 shares (cost $1,233,485,155) ....................    1,313,893,845
       Dreyfus Stock Index Fund, 16,373,032 shares (cost $422,810,591) ..........................      556,683,104
       Dreyfus Variable Investment Fund, 874,803 shares (cost $48,373,153) ......................       35,254,565
       Franklin Templeton Variable Insurance Products Trust, 40,032,633 shares
         (cost $590,114,745).....................................................................      606,160,267
       The Travelers Series Trust, 9,032,811 shares (cost $142,297,883) .........................      164,557,587
       Travelers Series Fund Inc., 12,464,789 shares (cost $247,441,428) ........................      253,674,447
       Variable Insurance Products Fund, 48,531,260 shares (cost $1,214,113,430) ................    1,549,603,434
       Variable Insurance Products Fund II, 22,619,692 shares (cost $346,057,595) ...............      361,915,076
                                                                                                   ----------------

          Total Investments (cost $5,266,919,929) ...............................................                   $  6,193,180,344

    Receivables:
       Purchase payments and transfers from other Travelers accounts ............................                          6,542,722

    Other assets ................................................................................                             27,879
                                                                                                                     ---------------

          Total Assets ..........................................................................                      6,199,750,945
                                                                                                                     ---------------


LIABILITIES:
    Payables:
       Contract surrenders and transfers to other Travelers accounts ............................                         10,863,128
       Insurance charges ........................................................................                          2,099,372

    Accrued liabilities .........................................................................                             12,762
                                                                                                                     ---------------

          Total Liabilities .....................................................................                         12,975,262
                                                                                                                     ---------------

NET ASSETS:                                                                                                          $ 6,186,775,683
                                                                                                                     ===============


                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


INVESTMENT INCOME:
    Dividends ................................................................                                $  594,038,241

EXPENSES:
    Insurance charges ........................................................                                    86,797,703
                                                                                                              --------------

          Net investment income ..............................................                                   507,240,538
                                                                                                              --------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) from investment transactions:
       Proceeds from investments sold ........................................      $  1,226,124,370
       Cost of investments sold ..............................................         1,029,219,267
                                                                                    -----------------

          Net realized gain (loss) ...........................................                                   196,905,103

    Change in unrealized gain (loss) on investments:
       Unrealized gain at December 31, 1999 ..................................         2,215,572,645
       Unrealized gain at December 31, 2000 ..................................           926,260,415
                                                                                    -----------------

          Net change in unrealized gain (loss) for the year ..................                                (1,289,312,230)
                                                                                                              --------------

              Net realized gain (loss) and change in unrealized gain (loss) ..                                (1,092,407,127)
                                                                                                              --------------

    Net decrease in net assets resulting from operations .....................                                $ (585,166,589)
                                                                                                              ==============



                        See Notes to Financial Statements

                              THE TRAVELERS FUND U
                             FOR VARIABLE ANNUITIES

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999


                                                                                  2000                       1999
                                                                                  ----                       ----

OPERATIONS:
    Net investment income ...............................................   $    507,240,538           $    362,838,371
    Net realized gain (loss) from investment transactions ...............        196,905,103                106,118,778
    Net change in unrealized gain (loss) on investments .................     (1,289,312,230)               831,704,857
                                                                            ----------------           ----------------

       Net increase (decrease) in net assets resulting from operations ..       (585,166,589)             1,300,662,006
                                                                            ----------------           ----------------

UNIT TRANSACTIONS:
    Participant purchase payments
       (applicable to 237,226,502 and 297,874,773 units, respectively) ..        700,132,772                758,823,301
    Participant transfers from other Travelers accounts
       (applicable to 433,652,162 and 377,053,591 units, respectively) ..      1,246,076,753              1,069,251,529
    Administrative and asset allocation charges
       (applicable to 10,183,839 and 11,186,839 units, respectively) ....        (20,886,671)               (21,676,748)
    Contract surrenders
       (applicable to 283,098,430 and 231,915,651 units, respectively) ..       (783,455,777)              (578,809,057)
    Participant transfers to other Travelers accounts
       (applicable to 545,367,532 and 511,738,836 units, respectively) ..     (1,520,302,390)            (1,230,265,377)
    Other payments to participants
       (applicable to 6,090,946 and 6,311,271 units, respectively) ......        (18,179,000)               (16,624,427)
                                                                            ----------------           ----------------

       Net decrease in net assets resulting from unit transactions ......       (396,614,313)               (19,300,779)
                                                                            ----------------           ----------------

          Net increase (decrease) in net assets .........................       (981,780,902)             1,281,361,227

NET ASSETS:
    Beginning of year ...................................................      7,168,556,585              5,887,195,358
                                                                            ----------------           ----------------

    End of year                                                             $  6,186,775,683            $ 7,168,556,585
                                                                            ================            ===============


                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The Travelers Fund U for Variable Annuities ("Fund U") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc., and is available for funding certain variable annuity contracts issued by The Travelers. Fund U is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. Fund U is comprised of the Universal Annuity product.

    Participant purchase payments applied to Fund U are invested in one or more sub-accounts in accordance with the selection made by the contract owner. As of December 31, 2000, the investments comprising Fund U were: Capital Appreciation Fund; High Yield Bond Trust; Managed Assets Trust; Core Equity Fund, Emerging Opportunities Fund, Global High-Yield Bond Fund, Intermediate-Term Bond Fund, International Equity Fund and Long-Term Bond Fund of American Odyssey Funds, Inc.; Dreyfus Stock Index Fund; Small Cap Portfolio of Dreyfus Variable Investment Fund; Templeton Asset Strategy Fund
    - Class 1 (formerly Templeton Asset Allocation Fund Class 1), Templeton Global Income Securities Fund - Class 1 and Templeton Growth Securities Fund
    - Class 1 of Franklin Templeton Variable Insurance Products Trust (formerly Templeton Variable Products Series Fund); Social Awareness Stock Portfolio, Disciplined Mid Cap Stock Portfolio, U.S. Government Securities Portfolio and Utilities Portfolio of The Travelers Series Trust; Alliance Growth Portfolio, INVESCO Strategic Income Portfolio, MFS Total Return Portfolio, Putnam Diversified Income Portfolio, Smith Barney High Income Portfolio, Smith Barney International Equity Portfolio and Smith Barney Large Cap Value Portfolio of Travelers Series Fund Inc.; Equity-Income Portfolio - Initial Class (formerly Fidelity VIP Equity Income Portfolio), Growth Portfolio - Initial Class (formerly Fidelity VIP Growth Portfolio) and High Income Portfolio - Initial Class (formerly Fidelity VIP High Income Portfolio) of Variable Insurance Products Fund (formerly Fidelity's Variable Insurance Products Fund) and Asset Manager Portfolio - Initial Class (formerly Fidelity's VIP II Asset Manager Portfolio) of Variable Insurance Products Fund II (formerly Fidelity's Variable Insurance Products Fund II).

    All funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Capital Appreciation Fund, High Yield Bond Trust, Managed Assets Trust, American Odyssey Funds, Inc., Greenwich Street Series Fund, The Travelers Series Trust and Travelers Series Fund Inc. are managed by affiliates of The Travelers. Not all funds may be available in all states or to all contract owners.

    On February 8, 2000, a reorganization was approved by the shareholders that combined the assets of Templeton Bond Fund Class 1 into Templeton Global Income Securities Fund - Class 1, effective May 1, 2000. At the effective date, Fund U held 992,665 shares of Templeton Bond Fund Class 1 having a market value of $9,214,517 which were exchanged for 854,779 shares of Templeton Global Income Securities Fund - Class 1 equal in value.

    On February 8, 2000, a reorganization was approved by the shareholders that combined the assets of Templeton Stock Fund Class 1 into Templeton Growth Securities Fund - Class 1, effective May 1, 2000. At the effective date, Fund U held 21,010,129 shares of Templeton Stock Fund Class 1 having a market value of $406,264,452 which were exchanged for 31,420,298 shares of Templeton Growth Securities Fund - Class 1 equal in value.

    The following is a summary of significant accounting policies consistently followed by Fund U in the preparation of its financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

    FEDERAL INCOME TAXES. The operations of Fund U form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund U. Fund U is not taxed as a "regulated investment company" under Subchapter M of the Code.

    OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  INVESTMENTS

    The aggregate costs of purchases and proceeds from sales of investments were $1,337,316,321 and $1,226,124,370 respectively, for the year ended December 31, 2000. Realized gains and losses from investment transactions are reported on an average cost basis. The cost of investments in eligible funds was $5,266,919,929 at December 31, 2000. Gross unrealized appreciation for all investments at December 31, 2000 was $1,021,390,026. Gross unrealized depreciation for all investments at December 31, 2000 was $95,129,611.

3.  CONTRACT CHARGES

    Insurance charges are paid for the mortality and expense risks assumed by The Travelers. Each business day, The Travelers deducts a mortality and expense risk charge, which is reflected in the calculation of accumulation and annuity unit values. This charge equals, on an annual basis, 1.25% of the amounts held in each variable funding option. Additionally, for certain contracts in the accumulation phase, a semi-annual charge of $15 (prorated for partial periods) is deducted from participant account balances and paid to The Travelers to cover administrative charges.

    No sales charge is deducted from participant purchase payments when they are received. However, The Travelers assesses a 5% contingent deferred sales charge if a participant's purchase payment is surrendered within five years of its payment date. Contract surrender payments include $9,334,422 and $5,742,272 of contingent deferred sales charges for the years ended December 31, 2000 and 1999, respectively.

    Participants in American Odyssey Funds, Inc. (the "Funds"), may elect to enter into a separate asset allocation advisory agreement with CitiStreet Financial Services LLC ("CitiStreet"), (formerly Copeland Financial Services, Inc.), an affiliate of The Travelers. Under this arrangement, CitiStreet provides asset allocation advice and charges participants an annual fee, plus a one-time set-up fee of $30. The annual fee, which decreases as a participant's assets in the Funds increase, is equivalent to an amount of up to 1.50% of the participant's assets in the Funds. These fees totaled $13,160,318 and $14,022,036 for the years ended December 31, 2000 and 1999, respectively.

4.  NET ASSETS HELD ON BEHALF OF AN AFFILIATE

    Approximately $32,482,000 and $38,082,000 of the net assets of Fund U were held on behalf of an affiliate of The Travelers as of December 31, 2000 and 1999, respectively. Transactions with this affiliate during the years ended December 31, 2000 and 1999, comprised participant purchase payments of approximately $4,499,000 and $8,866,000 and contract surrenders of approximately $7,097,000 and $6,102,000, respectively.

5.  NET CONTRACT OWNERS' EQUITY



                                                                                      DECEMBER 31, 2000
                                                            ----------------------------------------------------------------------

                                                              ACCUMULATION       ANNUITY             UNIT              NET
                                                                 UNITS            UNITS             VALUE            ASSETS
                                                                 -----            -----             -----            ------
   Capital Appreciation Fund
      Qualified ..........................................     136,126,663            51,735       $  7.058       $  961,058,831
      Non-qualified ......................................      12,114,757           115,943          7.319           89,516,081

   High Yield Bond Trust
      Qualified ..........................................       5,536,569             4,767          3.530           19,556,998
      Non-qualified ......................................         755,389             8,057          3.566            2,722,435

   Managed Assets Trust
      Qualified ..........................................      50,689,831            98,629          4.890          248,356,275
      Non-qualified ......................................       5,604,092            85,625          5.264           29,947,381

   American Odyssey Funds, Inc.
      Core Equity Fund ...................................     172,023,586            60,402          2.022          347,951,387
      Emerging Opportunities Fund ........................     143,438,830            34,043          2.041          292,828,155
      Global High-Yield Bond Fund ........................      65,142,086             7,230          1.167           76,046,577
      Intermediate-Term Bond Fund ........................      74,960,027            92,554          1.389          104,257,674
      International Equity Fund ..........................     124,835,054            46,545          2.147          268,109,108
      Long-Term Bond Fund ................................     144,650,994            99,532          1.551          224,541,813

   Dreyfus Stock Index Fund ..............................     167,219,218           318,556          3.319          555,996,731

   Dreyfus Variable Investment Fund
      Small Cap Portfolio ................................      30,281,397            11,595          1.171           35,462,451

   Franklin Templeton Variable Insurance Products Trust
      Templeton Asset Strategy Fund - Class 1 ............      76,534,999            89,553          2.615          200,365,893
      Templeton Global Income Securities Fund - Class 1 ..       6,498,725            29,604          1.399            9,132,728
      Templeton Growth Securities Fund - Class 1 .........     132,296,130            46,218          2.990          395,727,062

   The Travelers Series Trust
      Social Awareness Stock Portfolio ...................      17,315,383                 -          3.195           55,324,858
      Disciplined Mid Cap Stock Portfolio ................      20,155,866               640          1.342           27,050,622
      U.S. Government Securities Portfolio ...............      24,798,081            11,743          1.714           42,523,702
      Utilities Portfolio ................................      16,828,135            10,689          2.384           40,143,954

                                                                               DECEMBER 31, 2000
                                                       ----------------------------------------------------------------

                                                          ACCUMULATION       ANNUITY          UNIT            NET
                                                              UNITS           UNITS          VALUE          ASSETS
                                                              -----           -----          -----          ------
   Travelers Series Fund Inc.
      Alliance Growth Portfolio ......................      45,004,425           16,971     $  2.810    $   126,509,219
      INVESCO Strategic Income Portfolio .............         204,663                -        1.464            299,516
      MFS Total Return Portfolio .....................      24,285,993           21,189        2.099         51,023,713
      Putnam Diversified Income Portfolio ............       5,639,063                -        1.252          7,062,396
      Smith Barney High Income Portfolio .............       2,505,183                -        1.289          3,227,891
      Smith Barney International Equity Portfolio ....      19,827,486           21,937        1.755         34,837,101
      Smith Barney Large Cap Value Portfolio .........      12,655,489           16,613        2.207         27,964,461

   Variable Insurance Products Fund
      Equity-Income Portfolio - Initial Class ........     173,904,240          257,960        2.626        457,268,734
      Growth Portfolio - Initial Class ...............     285,555,328          155,184        3.619      1,033,990,430
      High Income Portfolio - Initial Class ..........      35,358,191           56,053        1.585         56,144,622

   Variable Insurance Products Fund II
      Asset Manager Portfolio - Initial Class ........     162,616,345          157,825        2.223        361,826,884
                                                                                                        ---------------

   Net Contract Owners' Equity .....................................................................    $ 6,186,775,683
                                                                                                        ===============

6.  STATEMENT OF INVESTMENTS

    INVESTMENTS                                                                   NO. OF            MARKET
                                                                                  SHARES             VALUE
                                                                             ---------------  ------------------
       CAPITAL APPRECIATION FUND (17.0%)
            Total (Cost $754,983,634)                                            12,810,087    $  1,050,555,214
                                                                             ---------------  ------------------

       HIGH YIELD BOND TRUST (0.4%)
            Total (Cost $23,619,347)                                              2,540,210          22,277,639
                                                                             ---------------  ------------------

       MANAGED ASSETS TRUST (4.5%)
            Total (Cost $243,622,968)                                            15,529,831         278,605,166
                                                                             ---------------  ------------------

       AMERICAN ODYSSEY FUNDS, INC. (21.2%)
         Core Equity Fund (Cost $390,724,279)                                    24,892,045         347,990,791
         Emerging Opportunities Fund (Cost $237,239,081)                         17,002,612         292,955,013
         Global High-Yield Bond Fund (Cost $86,506,022)                           8,475,946          76,029,234
         Intermediate-Term Bond Fund (Cost $103,099,136)                          9,995,542         104,253,506
         International Equity Fund (Cost $200,145,019)                           13,686,763         268,123,678
         Long-Term Bond Fund (Cost $215,771,618)                                 20,907,041         224,541,623
                                                                             ---------------  ------------------
            Total (Cost $1,233,485,155)                                          94,959,949       1,313,893,845
                                                                             ---------------  ------------------

       DREYFUS STOCK INDEX FUND (9.0%)
            Total (Cost $422,810,591)                                            16,373,032         556,683,104
                                                                             ---------------  ------------------

       DREYFUS VARIABLE INVESTMENT FUND (0.6%)
         Small Cap Portfolio
            Total (Cost $48,373,153)                                                874,803          35,254,565
                                                                             ---------------  ------------------

       FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (9.8%)
         Templeton Asset Strategy Fund - Class 1 (Cost $192,618,766)             10,453,741         200,920,907
         Templeton Global Income Securities Fund - Class 1 (Cost $9,646,392)        792,016           9,131,947
         Templeton Growth Securities Fund - Class 1 (Cost $387,849,587)          28,786,876         396,107,413
                                                                             ---------------  ------------------
            Total (Cost $590,114,745)                                            40,032,633         606,160,267
                                                                             ---------------  ------------------

       THE TRAVELERS SERIES TRUST (2.6%)
         Social Awareness Stock Portfolio (Cost $42,429,934)                      1,922,475          55,290,390
         Disciplined Mid Cap Stock Portfolio (Cost $26,017,076)                   1,554,958          26,838,570
         U.S. Government Securities Portfolio (Cost $41,136,801)                  3,477,963          42,500,713
         Utilities Portfolio (Cost $32,714,072)                                   2,077,415          39,927,914
                                                                             ---------------  ------------------
            Total (Cost $142,297,883)                                             9,032,811         164,557,587
                                                                             ---------------  ------------------


                                                                                   NO. OF            MARKET
                                                                                   SHARES             VALUE
                                                                              ---------------  -----------------
TRAVELERS SERIES FUND INC. (4.1%)
         Alliance Growth Portfolio (Cost $127,144,633)                             5,093,693    $   126,578,280
         INVESCO Strategic Income Portfolio (Cost $310,902)                           29,317            299,617
         MFS Total Return Portfolio (Cost $44,167,494)                             2,866,789         50,914,182
         Putnam Diversified Income Portfolio (Cost $7,935,117)                       674,609          7,042,923
         Smith Barney High Income Portfolio (Cost $3,858,601)                        319,078          3,225,882
         Smith Barney International Equity Portfolio (Cost $39,691,330)            2,166,872         37,681,909
         Smith Barney Large Cap Value Portfolio (Cost $24,333,351)                 1,314,431         27,931,654
                                                                              ---------------  -----------------
            Total (Cost $247,441,428)                                             12,464,789        253,674,447
                                                                              ---------------  -----------------

       VARIABLE INSURANCE PRODUCTS FUND (25.0%)
         Equity-Income Portfolio - Initial Class (Cost $354,148,445)              17,943,846        457,926,942
         Growth Portfolio - Initial Class (Cost $780,985,295)                     23,723,469      1,035,529,424
         High Income Portfolio - Initial Class (Cost $78,979,690)                  6,863,945         56,147,068
                                                                              ---------------  -----------------
            Total (Cost $1,214,113,430)                                           48,531,260      1,549,603,434
                                                                              ---------------  -----------------

       VARIABLE INSURANCE PRODUCTS FUND II (5.8%)
         Asset Manager Portfolio - Initial Class
            Total (Cost $346,057,595)                                             22,619,692        361,915,076
                                                                              ---------------  -----------------

    TOTAL INVESTMENTS (100%)
       (COST $5,266,919,929)                                                                    $ 6,193,180,344
                                                                                               =================

7.  SCHEDULE OF FUND U OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                             CAPITAL APPRECIATION FUND         HIGH YIELD BOND TRUST
                                                          --------------------------------  --------------------------
                                                                2000             1999           2000          1999
                                                                ----             ----           ----          ----
INVESTMENT INCOME:
Dividends ..............................................  $   50,515,090   $   23,026,406   $ 1,957,165   $ 2,227,586
                                                          ---------------  ---------------  ------------  ------------

EXPENSES:
Insurance charges ......................................      16,924,539       11,685,349       294,011       342,467
                                                          ---------------  ---------------  ------------  ------------
      Net investment income (loss) .....................      33,590,551       11,341,057     1,663,154     1,885,119
                                                          ---------------  ---------------  ------------  ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold ......................     141,041,625       26,227,235     6,426,376     7,357,413
   Cost of investments sold ............................      81,193,316       14,069,803     6,571,681     7,019,091
                                                          ---------------  ---------------  ------------  ------------

      Net realized gain (loss) .........................      59,848,309       12,157,432      (145,305)      338,322
                                                          ---------------  ---------------  ------------  ------------

Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year ............     710,483,597      313,309,985       245,804     1,634,786
   Unrealized gain (loss) end of year ..................     295,571,580      710,483,597    (1,341,708)      245,804
                                                          ---------------  ---------------  ------------  ------------

      Net change in unrealized gain (loss) for the year     (414,912,017)     397,173,612    (1,587,512)   (1,388,982)
                                                          ---------------  ---------------  ------------  ------------

Net increase (decrease) in net assets
      resulting from operations ........................    (321,473,157)     420,672,101       (69,663)      834,459
                                                          ---------------  ---------------  ------------  ------------




UNIT TRANSACTIONS:
Participant purchase payments ..........................     155,199,986      127,742,083     1,885,216     2,432,450
Participant transfers from other Travelers accounts ....     343,798,597      330,558,232     4,034,340     7,164,671
Administrative and asset allocation charges ............      (1,298,589)      (1,013,466)      (23,000)      (25,236)
Contract surrenders ....................................    (119,017,307)     (72,279,438)   (2,463,198)   (2,678,864)
Participant transfers to other Travelers accounts ......    (314,603,949)    (196,508,406)   (6,465,373)   (9,393,380)
Other payments to participants .........................      (3,071,831)      (2,424,858)     (195,079)     (149,233)
                                                          ---------------  ---------------  ------------  ------------

   Net increase (decrease) in net assets
      resulting from unit transactions .................      61,006,907      186,074,147    (3,227,094)   (2,649,592)
                                                          ---------------  ---------------  ------------  ------------

      Net increase (decrease) in net assets ............    (260,466,250)     606,746,248    (3,296,757)   (1,815,133)




NET ASSETS:
   Beginning of year ...................................   1,311,041,162      704,294,914    25,576,190    27,391,323
                                                          ---------------  ---------------  ------------  ------------

   End of year .........................................  $1,050,574,912   $1,311,041,162   $22,279,433   $25,576,190
                                                          ===============  ===============  ============  ============



                                                              MANAGED ASSETS TRUST
                                                          ----------------------------
                                                               2000          1999
                                                               ----          ----
INVESTMENT INCOME:
Dividends ..............................................  $ 41,655,318   $ 21,939,049
                                                          -------------  -------------

EXPENSES:
Insurance charges ......................................     3,739,701      3,647,581
                                                          -------------  -------------
      Net investment income (loss) .....................    37,915,617     18,291,468
                                                          -------------  -------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold ......................    35,217,956     18,119,219
   Cost of investments sold ............................    27,797,038     13,603,990
                                                          -------------  -------------

      Net realized gain (loss) .........................     7,420,918      4,515,229
                                                          -------------  -------------

Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year ............    88,487,438     75,866,162
   Unrealized gain (loss) end of year ..................    34,982,198     88,487,438
                                                          -------------  -------------

      Net change in unrealized gain (loss) for the year    (53,505,240)    12,621,276
                                                          -------------  -------------

Net increase (decrease) in net assets
      resulting from operations ........................    (8,168,705)    35,427,973
                                                          -------------  -------------




UNIT TRANSACTIONS:
Participant purchase payments ..........................    18,984,246     22,166,299
Participant transfers from other Travelers accounts ....    19,050,253     32,473,573
Administrative and asset allocation charges ............      (266,061)      (248,522)
Contract surrenders ....................................   (28,621,947)   (22,271,722)
Participant transfers to other Travelers accounts ......   (31,789,532)   (25,295,414)
Other payments to participants .........................    (1,355,241)      (877,446)
                                                          -------------  -------------

   Net increase (decrease) in net assets
      resulting from unit transactions .................   (23,998,282)     5,946,768
                                                          -------------  -------------

      Net increase (decrease) in net assets ............   (32,166,987)    41,374,741




NET ASSETS:
   Beginning of year ...................................   310,470,643    269,095,902
                                                          -------------  -------------

   End of year .........................................  $278,303,656   $310,470,643
                                                          =============  =============

                                      EMERGING                     GLOBAL                 INTERMEDIATE-TERM
    CORE EQUITY FUND             OPPORTUNITIES FUND         HIGH-YIELD BOND FUND              BOND FUND
--------------------------  ---------------------------- --------------------------- --------------------------
    2000          1999            2000         1999           2000          1999          2000          1999
    ----          ----            ----         ----           ----          ----          ----          ----

$ 26,355,387  $ 67,558,393  $  16,274,652  $ 24,435,726  $  8,100,354  $  5,146,905  $  6,063,535  $  9,819,394
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------


   4,794,989     5,674,660      4,160,552     3,508,800     1,036,629     1,041,351     1,352,802     1,491,618
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------
  21,560,398    61,883,733     12,114,100    20,926,926     7,063,725     4,105,554     4,710,733     8,327,776
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------




  66,514,508    45,497,343     96,015,921    31,909,726    12,828,111     5,872,805    21,510,807    14,445,848
  67,000,312    35,357,310     76,363,120    31,878,972    13,675,606     5,989,912    21,602,389    13,940,012
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------

    (485,804)   10,140,033     19,652,801        30,754      (847,495)     (117,107)      (91,582)      505,836
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------


  44,728,256   122,035,533     58,810,952   (10,969,519)     (234,786)   (3,711,334)      305,530     8,858,575
 (42,733,488)   44,728,256     55,715,932    58,810,952   (10,476,788)     (234,786)    1,154,370       305,530
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------

 (87,461,744)  (77,307,277)    (3,095,020)   69,780,471   (10,242,002)    3,476,548       848,840    (8,553,045)
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------


 (66,387,150)   (5,283,511)    28,671,881    90,738,151    (4,025,772)    7,464,995     5,467,991       280,567
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------





  53,832,830    68,195,942     37,718,891    42,975,799    12,133,613    14,656,848    12,911,865    16,965,777
  64,318,831    26,945,594     43,093,315    33,331,462     7,539,594     6,957,704     8,978,806     9,636,926
  (4,145,584)   (4,837,656)    (3,224,478)   (3,068,753)   (1,046,812)   (1,083,067)   (1,157,004)   (1,301,686)
 (61,529,746)  (46,351,366)   (49,079,638)  (27,601,404)  (12,537,724)   (8,245,594)  (19,812,823)  (13,914,926)
 (62,726,448)  (72,341,020)  (105,518,358)  (55,444,080)  (12,755,002)  (12,278,248)  (16,900,220)  (19,336,294)
    (494,432)     (583,604)      (420,496)     (337,924)     (200,944)      (91,482)     (331,868)     (274,342)
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------


 (10,744,549)  (28,972,110)   (77,430,764)  (10,144,900)   (6,867,275)      (83,839)  (16,311,244)   (8,224,545)
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------

 (77,131,699)  (34,255,621)   (48,758,883)   80,593,251   (10,893,047)    7,381,156   (10,843,253)   (7,943,978)





 425,083,086   459,338,707    341,587,038   260,993,787    86,939,624    79,558,468   115,100,927   123,044,905
------------  ------------  -------------  ------------  ------------  ------------  ------------  ------------

$347,951,387  $425,083,086  $ 292,828,155  $341,587,038  $ 76,046,577  $ 86,939,624  $104,257,674  $115,100,927
============  ============  =============  ============  ============  ============  ============  ============

7.  SCHEDULE OF FUND U OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)


                                                                 INTERNATIONAL EQUITY FUND     LONG-TERM BOND FUND
                                                                --------------------------  --------------------------
                                                                    2000          1999           2000          1999
                                                                    ----          ----           ----          ----
INVESTMENT INCOME:
Dividends ...................................................   $ 14,827,330  $          -  $ 13,909,900  $ 20,307,842
                                                                ------------  ------------  ------------  ------------

EXPENSES:
Insurance charges ...........................................      3,812,719     3,811,719     2,816,775     2,933,072
                                                                ------------  ------------  ------------  ------------
      Net investment income (loss) ..........................     11,014,611    (3,811,719)   11,093,125    17,374,770
                                                                ------------  ------------  ------------  ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold ...........................     66,480,237    41,066,068    40,424,783    25,344,199
   Cost of investments sold .................................     45,532,005    30,986,585    40,640,584    24,290,758
                                                                ------------  ------------  ------------  ------------

      Net realized gain (loss) ..............................     20,948,232    10,079,483      (215,801)    1,053,441
                                                                ------------  ------------  ------------  ------------

Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year .................    129,090,058    50,005,303    (3,799,072)   24,212,390
   Unrealized gain (loss) end of year .......................     67,978,659   129,090,058     8,770,005    (3,799,072)
                                                                ------------  ------------  ------------  ------------

      Net change in unrealized gain (loss) for the year .....    (61,111,399)   79,084,755    12,569,077   (28,011,462)
                                                                ------------  ------------  ------------  ------------

Net increase (decrease) in net assets
      resulting from operations .............................    (29,148,556)   85,352,519    23,446,401    (9,583,251)
                                                                ------------  ------------  ------------  ------------




UNIT TRANSACTIONS:
Participant purchase payments ...............................     39,308,091    46,310,208    29,310,507    37,812,244
Participant transfers from other Travelers accounts .........     27,376,851    22,421,892    17,608,243    19,091,615
Administrative and asset allocation charges .................     (3,276,537)   (3,502,085)   (2,708,398)   (2,852,723)
Contract surrenders .........................................    (46,250,643)  (30,732,341)  (37,423,984)  (24,694,581)
Participant transfers to other Travelers accounts ...........    (69,395,733)  (61,740,227)  (34,356,077)  (37,973,091)
Other payments to participants ..............................       (320,619)     (301,021)     (367,389)     (314,268)
                                                                ------------  ------------  ------------  ------------

   Net increase (decrease) in net assets
      resulting from unit transactions ......................    (52,558,590)  (27,543,574)  (27,937,098)   (8,930,804)
                                                                ------------  ------------  ------------  ------------

      Net increase (decrease) in net assets .................    (81,707,146)   57,808,945    (4,490,697)  (18,514,055)




NET ASSETS:
   Beginning of year ........................................    349,816,254   292,007,309   229,032,510   247,546,565
                                                                ------------  ------------  ------------  ------------

   End of year ..............................................   $268,109,108  $349,816,254  $224,541,813  $229,032,510
                                                                ============  ============  ============  ============




                                                                  DREYFUS STOCK INDEX FUND
                                                                 --------------------------
                                                                     2000          1999
                                                                     ----          ----
INVESTMENT INCOME:
Dividends ...................................................    $ 14,767,391  $ 11,077,617
                                                                 ------------  ------------

EXPENSES:
Insurance charges ...........................................       7,590,875     6,760,302
                                                                 ------------  ------------
      Net investment income (loss) ..........................       7,176,516     4,317,315
                                                                 ------------  ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold ...........................      49,059,322    16,942,696
   Cost of investments sold .................................      33,057,860    11,646,876
                                                                 ------------  ------------

      Net realized gain (loss) ..............................      16,001,462     5,295,820
                                                                 ------------  ------------

Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year .................     221,598,527   135,198,407
   Unrealized gain (loss) end of year .......................     133,872,513   221,598,527
                                                                 ------------  ------------

      Net change in unrealized gain (loss) for the year .....     (87,726,014)   86,400,120
                                                                 ------------  ------------

Net increase (decrease) in net assets
      resulting from operations .............................     (64,548,036)   96,013,255
                                                                 ------------  ------------




UNIT TRANSACTIONS:
Participant purchase payments ...............................      79,121,005    89,563,257
Participant transfers from other Travelers accounts .........      74,807,183   115,116,270
Administrative and asset allocation charges .................        (797,773)     (760,511)
Contract surrenders .........................................     (57,060,294)  (39,482,305)
Participant transfers to other Travelers accounts ...........     (99,262,580)  (92,515,856)
Other payments to participants ..............................      (1,620,433)   (1,388,159)
                                                                 ------------  ------------

   Net increase (decrease) in net assets
      resulting from unit transactions ......................      (4,812,892)   70,532,696
                                                                 ------------  ------------

      Net increase (decrease) in net assets .................     (69,360,928)  166,545,951




NET ASSETS:
   Beginning of year ........................................     625,357,659   458,811,708
                                                                 ------------  ------------

   End of year ..............................................    $555,996,731  $625,357,659
                                                                 ============  ============



                               TEMPLETON ASSET STRATEGY      TEMPLETON GLOBAL INCOME    TEMPLETON GROWTH SECURITIES
    SMALL CAP PORTFOLIO             FUND - CLASS 1          SECURITIES FUND - CLASS 1          FUND - CLASS 1
---------------------------   ---------------------------   -------------------------   ---------------------------
    2000           1999           2000            1999          2000          1999           2000           1999
    ----           ----           ----            ----          ----          ----           ----           ----
$ 15,349,153   $      3,261   $ 41,809,437   $ 32,526,684   $   542,824   $   547,968   $ 90,873,373   $ 34,687,128
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------


     265,138         76,073      2,730,114      2,792,150       114,728       148,471      5,012,591      4,509,412
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------
  15,084,015        (72,812)    39,079,323     29,734,534       428,096       399,497     85,860,782     30,177,716
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------




   5,508,112      8,243,757     36,358,783     44,784,639     3,256,283     4,030,847     47,808,803     61,403,072
   4,951,928      7,577,102     33,937,829     38,603,075     3,653,510     4,239,220     47,495,272     60,060,985
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------

     556,184        666,655      2,420,954      6,181,564      (397,227)     (208,373)       313,531      1,342,087
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------


   1,271,901        484,027     51,965,873     44,571,614      (818,897)      277,796     70,838,007     12,920,546
 (13,118,588)     1,271,901      8,302,141     51,965,873      (514,445)     (818,897)     8,257,826     70,838,007
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------

 (14,390,489)       787,874    (43,663,732)     7,394,259       304,452    (1,096,693)   (62,580,181)    57,917,461
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------


   1,249,710      1,381,717     (2,163,455)    43,310,357       335,321      (905,569)    23,594,132     89,437,264
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------





   5,503,595      2,075,658     12,416,626     16,283,134       736,128       943,577     29,242,635     34,557,364
  37,016,392     15,849,695      9,351,294     12,599,159     1,605,250       993,848     28,949,730     32,582,792
     (33,449)       (10,659)      (169,107)      (184,722)       (8,036)       (9,234)      (343,431)      (347,050)
  (2,344,229)      (470,072)   (26,070,544)   (24,569,127)   (1,272,312)   (1,752,214)   (39,962,280)   (34,744,713)
 (15,062,551)   (13,839,638)   (25,775,181)   (42,961,903)   (2,549,706)   (3,081,556)   (51,230,526)   (77,716,046)
      (6,457)        11,458     (1,016,359)      (946,168)      (41,113)     (135,130)      (829,653)    (1,078,691)
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------


  25,073,301      3,616,442    (31,263,271)   (39,779,627)   (1,529,789)   (3,040,709)   (34,173,525)   (46,746,344)
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------

  26,323,011      4,998,159    (33,426,726)     3,530,730    (1,194,468)   (3,946,278)   (10,579,393)    42,690,920





   9,139,440      4,141,281    233,792,619    230,261,889    10,327,196    14,273,474    406,306,455    363,615,535
------------   ------------   ------------   ------------   -----------   -----------   ------------   ------------

$ 35,462,451   $  9,139,440   $200,365,893   $233,792,619   $ 9,132,728   $10,327,196   $395,727,062   $406,306,455
============   ============   ============   ============   ===========   ===========   ============   ============


7.  SCHEDULE OF FUND U OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)



                                                        SOCIAL AWARENESS         DISCIPLINED MID CAP     U.S. GOVERNMENT SECURITIES
                                                         STOCK PORTFOLIO           STOCK PORTFOLIO                PORTFOLIO
                                                    -------------------------  ------------------------  --------------------------
                                                         2000         1999         2000        1999           2000         1999
                                                         ----         ----         ----        ----           ----         ----
INVESTMENT INCOME:
Dividends ........................................  $    979,704  $ 1,051,908  $   376,781  $    86,113  $  2,234,691  $      4,167
                                                    ------------  -----------  -----------  -----------  ------------  ------------

EXPENSES:
Insurance charges ................................       698,164      624,749      133,461       26,854       479,866       602,941
                                                    ------------  -----------  -----------  -----------  ------------  ------------
      Net investment income (loss) ...............       281,540      427,159      243,320       59,259     1,754,825      (598,774)
                                                    ------------  -----------  -----------  -----------  ------------  ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold ................     7,816,301    2,208,432    1,610,705    1,929,357    14,746,440    21,885,915
   Cost of investments sold ......................     5,850,297    1,666,759    1,538,865    1,826,164    15,218,512    22,623,468
                                                    ------------  -----------  -----------  -----------  ------------  ------------

      Net realized gain (loss)                         1,966,004      541,673       71,840      103,193      (472,072)     (737,553)
                                                    ------------  -----------  -----------  -----------  ------------  ------------

Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year ......    16,093,313   10,483,334      329,259      160,004    (2,153,771)     (765,332)
   Unrealized gain (loss) end of year ............    12,860,456   16,093,313      821,494      329,259     1,363,912    (2,153,771)
                                                    ------------  -----------  -----------  -----------  ------------  ------------

      Net change in unrealized gain (loss) for the
         year ....................................    (3,232,857)   5,609,979      492,235      169,255     3,517,683    (1,388,439)
                                                    ------------  -----------  -----------  -----------  ------------  ------------

Net increase (decrease) in net assets
      resulting from operations ..................      (985,313)   6,578,811      807,395      331,707     4,800,436    (2,724,766)
                                                    ------------  -----------  -----------  -----------  ------------  ------------




UNIT TRANSACTIONS:
Participant purchase payments ....................     8,452,462   10,557,915    2,472,197      438,011     2,516,304     4,620,645
Participant transfers from other Travelers
  accounts .......................................     5,131,477   15,448,514   28,497,698    2,941,597    15,321,978    15,967,766
Administrative and asset allocation charges              (88,047)     (83,042)     (14,314)      (2,616)      (37,195)      (40,648)
Contract surrenders ..............................    (5,182,903)  (3,454,105)  (1,078,448)    (346,129)   (5,230,355)   (6,990,061)
Participant transfers to other Travelers accounts    (10,482,042)  (7,733,570)  (6,463,196)  (1,974,753)  (15,554,637)  (27,554,036)
Other payments to participants ...................       (38,909)    (608,016)        (882)        (995)     (394,638)     (395,359)
                                                    ------------  -----------  -----------  -----------  ------------  ------------

   Net increase (decrease) in net assets
      resulting from unit transactions ...........    (2,207,962)  14,127,696   23,413,055    1,055,115    (3,378,543)  (14,391,693)
                                                    ------------  -----------  -----------  -----------  ------------  ------------

      Net increase (decrease) in net assets ......    (3,193,275)  20,706,507   24,220,450    1,386,822     1,421,893   (17,116,459)




NET ASSETS:
   Beginning of year .............................    58,518,133   37,811,626    2,830,172    1,443,350    41,101,809    58,218,268
                                                    ------------  -----------  -----------  -----------  ------------  ------------

   End of year ...................................  $ 55,324,858  $58,518,133  $27,050,622  $ 2,830,172  $ 42,523,702  $ 41,101,809
                                                    ============  ===========  ===========  ===========  ============  ============

                                                          INVESCO STRATEGIC          MFS TOTAL
   UTILITIES PORTFOLIO      ALLIANCE GROWTH PORTFOLIO     INCOME PORTFOLIO        RETURN PORTFOLIO
--------------------------  --------------------------  --------------------  ------------------------
     2000          1999          2000          1999       2000       1999         2000         1999
     ----          ----          ----          ----       ----       ----         ----         ----

$    788,400  $  2,488,637  $ 11,411,142  $  5,606,858  $  17,665  $  18,065  $ 2,544,996  $ 3,125,773
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------


     379,369       409,404     1,785,774     1,270,547      3,412      3,749      530,398      536,324
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------
     409,031     2,079,233     9,625,368     4,336,311     14,253     14,316    2,014,598    2,589,449
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------




   7,878,399     9,199,950    11,203,134     9,117,467    362,352    253,084    5,346,370    5,098,710
   6,929,868     8,020,463     9,207,691     7,176,217    386,189    289,265    5,035,908    4,617,723
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------

     948,531     1,179,487     1,995,443     1,941,250    (23,837)   (36,181)     310,462      480,987
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------


   2,297,237     5,891,592    40,523,040    17,345,749    (31,222)   (42,635)   2,864,384    5,410,168
   7,213,842     2,297,237      (566,353)   40,523,040    (11,285)   (31,222)   6,746,688    2,864,384
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------

   4,916,605    (3,594,355)  (41,089,393)   23,177,291     19,937     11,413    3,882,304   (2,545,784)
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------


   6,274,167      (335,635)  (29,468,582)   29,454,852     10,353    (10,452)   6,207,364      524,652
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------





   2,705,909     3,756,810    21,689,113    18,228,487     35,078     56,498    4,493,697    6,211,232
  18,617,141     9,694,724    39,765,655    30,097,853    353,530    136,771    8,924,301    5,827,505
     (29,876)      (27,627)     (165,938)     (140,321)      (487)      (511)     (49,674)     (50,268)
  (3,900,390)   (3,337,767)  (14,737,669)   (8,611,187)    (5,487)  (111,259)  (3,329,081)  (2,639,351)
 (12,614,025)  (12,574,282)  (21,101,933)  (21,829,799)  (361,802)  (144,817)  (7,219,240)  (8,422,051)
    (116,397)     (211,562)     (330,048)     (555,864)    (3,031)    (1,565)    (176,381)    (183,580)
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------


   4,662,362    (2,699,704)   25,119,180    17,189,169     17,801    (64,883)   2,643,622      743,487
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------

  10,936,529    (3,035,339)   (4,349,402)   46,644,021     28,154    (75,335)   8,850,986    1,268,139





  29,207,425    32,242,764   130,858,621    84,214,600    271,362    346,697   42,172,727   40,904,588
------------  ------------  ------------  ------------  ---------  ---------  -----------  -----------

$ 40,143,954  $ 29,207,425  $126,509,219  $130,858,621  $ 299,516  $ 271,362  $51,023,713  $42,172,727
============  ============  ============  ============  =========  =========  ===========  ===========

7.  SCHEDULE OF FUND U OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)




                                                        PUTNAM DIVERSIFIED        SMITH BARNEY HIGH     SMITH BARNEY INTERNATIONAL
                                                         INCOME PORTFOLIO         INCOME PORTFOLIO           EQUITY PORTFOLIO
                                                     ------------------------  -----------------------  ---------------------------
                                                         2000         1999        2000         1999         2000           1999
                                                         ----         ----        ----         ----         ----           ----
INVESTMENT INCOME:
Dividends .........................................  $   653,983  $   511,532  $  310,182  $   225,443  $     294,090  $     40,866
                                                     -----------  -----------  ----------  -----------  -------------  ------------

EXPENSES:
Insurance charges .................................       94,657      109,708      42,169       40,964        515,715       173,802
                                                     -----------  -----------  ----------  -----------  -------------  ------------
      Net investment income (loss) ................      559,326      401,824     268,013      184,479       (221,625)     (132,936)
                                                     -----------  -----------  ----------  -----------  -------------  ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold .................    2,091,909    3,278,307     795,145    3,524,627    182,100,536    79,829,724
   Cost of investments sold .......................    2,262,604    3,413,409     859,121    3,738,297    183,451,610    74,904,332
                                                     -----------  -----------  ----------  -----------  -------------  ------------

      Net realized gain (loss) ....................     (170,695)    (135,102)    (63,976)    (213,670)    (1,351,074)    4,925,392
                                                     -----------  -----------  ----------  -----------  -------------  ------------

Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year .......     (384,721)     (95,821)   (107,800)    (184,818)     5,551,723       676,330
   Unrealized gain (loss) end of year .............     (892,194)    (384,721)   (632,719)    (107,800)    (2,009,421)    5,551,723
                                                     -----------  -----------  ----------  -----------  -------------  ------------

      Net change in unrealized gain (loss) for the
         year .....................................     (507,473)    (288,900)   (524,919)      77,018     (7,561,144)    4,875,393
                                                     -----------  -----------  ----------  -----------  -------------  ------------

Net increase (decrease) in net assets
      resulting from operations ...................     (118,842)     (22,178)   (320,882)      47,827     (9,133,843)    9,667,849
                                                     -----------  -----------  ----------  -----------  -------------  ------------




UNIT TRANSACTIONS:
Participant purchase payments .....................      943,512    1,741,350     416,608      651,669      7,309,624     2,255,537
Participant transfers from other Travelers
  accounts ........................................      497,487    1,078,015     816,815    3,433,058    233,218,635    97,770,050
Administrative and asset allocation charges .......       (9,669)     (10,162)     (4,806)      (5,303)       (44,325)      (22,391)
Contract surrenders ...............................   (1,403,733)  (1,165,164)   (224,121)    (254,074)    (4,281,898)   (1,086,552)
Participant transfers to other Travelers accounts .   (1,214,548)  (2,854,194)   (827,857)  (3,655,539)  (219,791,474)  (92,516,457)
Other payments to participants ....................       (9,216)     (15,177)     (3,665)      (1,660)       (24,931)     (273,712)
                                                     -----------  -----------  ----------  -----------  -------------  ------------

   Net increase (decrease) in net assets
      resulting from unit transactions ............   (1,196,167)  (1,225,332)    172,974      168,151     16,385,631     6,126,475
                                                     -----------  -----------  ----------  -----------  -------------  ------------

      Net increase (decrease) in net assets .......   (1,315,009)  (1,247,510)   (147,908)     215,978      7,251,788    15,794,324




NET ASSETS:
   Beginning of year ..............................    8,377,405    9,624,915   3,375,799    3,159,821     27,585,313    11,790,989
                                                     -----------  -----------  ----------  -----------  -------------  ------------

   End of year ....................................  $ 7,062,396  $ 8,377,405  $3,227,891  $ 3,375,799  $  34,837,101  $ 27,585,313
                                                     ===========  ===========  ==========  ===========  =============  ============



 SMITH BARNEY LARGE CAP     EQUITY-INCOME PORTFOLIO -          GROWTH PORTFOLIO -         HIGH INCOME PORTFOLIO -
    VALUE PORTFOLIO               INITIAL CLASS                  INITIAL CLASS                 INITIAL CLASS
-------------------------  ----------------------------  ------------------------------  --------------------------
     2000         1999           2000           1999          2000             1999          2000          1999
     ----         ----           ----           ----          ----             ----          ----          ----

$    921,911  $   961,493  $  40,875,803  $  26,915,610  $  136,741,003  $  102,997,658  $  5,834,639  $  9,021,149
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------


     318,786      333,476      5,754,546      7,027,374      15,408,759      12,812,429       917,362     1,156,604
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------
     603,125      628,017     35,121,257     19,888,236     121,332,244      90,185,229     4,917,277     7,864,545
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------




  11,520,600    4,847,619    112,733,259     78,275,162     134,097,215      49,847,778    26,683,372    23,680,364
  10,690,811    4,164,494     94,567,619     59,606,992      87,019,563      32,368,299    30,993,615    25,125,383
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------

     829,789      683,125     18,165,640     18,668,170      47,077,652      17,479,479    (4,310,243)   (1,445,019)
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------


   2,144,725    3,816,394    129,669,865    140,571,025     564,564,831     345,891,339    (4,144,900)   (3,997,079)
   3,598,303    2,144,725    103,778,497    129,669,865     254,544,129     564,564,831   (22,832,622)   (4,144,900)
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------

   1,453,578   (1,671,669)   (25,891,368)   (10,901,160)   (310,020,702)    218,673,492   (18,687,722)     (147,821)
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------


   2,886,492     (360,527)    27,395,529     27,655,246    (141,610,806)    326,338,200   (18,080,688)    6,271,705
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------





   2,797,122    4,721,304     36,540,174     53,705,216      94,578,209      91,542,467     6,438,437     8,837,666
  13,034,544    4,453,136     23,820,360     35,257,052     145,109,620     146,915,176    13,222,740    18,656,291
     (32,888)     (34,570)      (476,338)      (565,159)     (1,023,398)       (968,655)      (66,725)      (85,703)
  (2,071,049)  (2,116,000)   (53,672,160)   (52,396,159)   (125,084,340)    (84,839,972)   (9,242,816)  (11,056,757)
 (15,007,406)  (5,997,410)  (105,724,574)  (100,271,705)   (177,818,980)   (132,455,481)  (26,627,121)  (27,120,213)
     (44,549)    (327,116)    (2,011,091)    (1,669,199)     (2,625,619)     (1,699,986)     (451,394)     (219,101)
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------


  (1,324,226)     699,344   (101,523,629)   (65,939,954)    (66,864,508)     18,493,549   (16,726,879)  (10,987,817)
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------

   1,562,266      338,817    (74,128,100)   (38,284,708)   (208,475,314)    344,831,749   (34,807,567)   (4,716,112)





  26,402,195   26,063,378    531,396,834    569,681,542   1,242,465,744     897,633,995    90,952,189    95,668,301
------------  -----------  -------------  -------------  --------------  --------------  ------------  ------------

$ 27,964,461  $26,402,195  $ 457,268,734  $ 531,396,834  $1,033,990,430  $1,242,465,744  $ 56,144,622  $ 90,952,189
============  ===========  =============  =============  ==============  ==============  ============  ============


7.  SCHEDULE OF FUND U OPERATIONS AND CHANGES IN NET ASSETS
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)



                                                             ASSET MANAGER PORTFOLIO -
                                                                   INITIAL CLASS                         COMBINED
                                                            ----------------------------    ----------------------------------
                                                                 2000            1999             2000               1999
                                                                 ----            ----             ----               ----
INVESTMENT INCOME:
Dividends ................................................  $ 47,052,342    $ 35,806,493    $   594,038,241    $   442,165,724
                                                            ------------    ------------    ---------------    ---------------

EXPENSES:
Insurance charges ........................................     5,089,102       5,775,403         86,797,703         79,327,353
                                                            ------------    ------------    ---------------    ---------------
      Net investment income (loss) .......................    41,963,240      30,031,090        507,240,538        362,838,371
                                                            ------------    ------------    ---------------    ---------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
   Proceeds from investments sold ........................    78,687,006      80,618,817      1,226,124,370        724,840,180
   Cost of investments sold ..............................    71,734,544      69,916,446      1,029,219,267        618,721,402
                                                            ------------    ------------    ---------------    ---------------

      Net realized gain (loss) ...........................     6,952,462      10,702,371        196,905,103        106,118,778
                                                            ------------    ------------    ---------------    ---------------

Change in unrealized gain (loss) on investments:
   Unrealized gain (loss) beginning of year ..............    85,383,494      84,013,267      2,215,572,645      1,383,867,788
   Unrealized gain (loss) end of year ....................    15,857,481      85,383,494        926,260,415      2,215,572,645
                                                            ------------    ------------    ---------------    ---------------

      Net change in unrealized gain (loss) for the year ..   (69,526,013)      1,370,227     (1,289,312,230)       831,704,857
                                                            ------------    ------------    ---------------    ---------------

Net increase (decrease) in net assets
      resulting from operations ..........................   (20,610,311)     42,103,688       (585,166,589)     1,300,662,006
                                                            ------------    ------------    ---------------    ---------------




UNIT TRANSACTIONS:
Participant purchase payments ............................    20,439,092      28,817,854        700,132,772        758,823,301
Participant transfers from other Travelers accounts ......    12,216,093      15,850,588      1,246,076,753      1,069,251,529
Administrative and asset allocation charges ..............      (344,732)       (394,402)       (20,886,671)       (21,676,748)
Contract surrenders ......................................   (50,564,658)    (50,615,853)      (783,455,777)      (578,809,057)
Participant transfers to other Travelers accounts ........   (51,102,319)    (64,735,911)    (1,520,302,390)    (1,230,265,377)
Other payments to participants ...........................    (1,676,335)     (1,570,667)       (18,179,000)       (16,624,427)
                                                            ------------    ------------    ---------------    ---------------

   Net increase (decrease) in net assets
      resulting from unit transactions ...................   (71,032,859)    (72,648,391)      (396,614,313)       (19,300,779)
                                                            ------------    ------------    ---------------    ---------------

      Net increase (decrease) in net assets ..............   (91,643,170)    (30,544,703)      (981,780,902)     1,281,361,227




NET ASSETS:
   Beginning of year .....................................   453,470,054     484,014,757      7,168,556,585      5,887,195,358
                                                            ------------    ------------    ---------------    ---------------

   End of year ...........................................  $361,826,884    $453,470,054    $ 6,186,775,683    $ 7,168,556,585
                                                            ============    ============    ===============    ===============

8.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999



                                                 CAPITAL APPRECIATION FUND      HIGH YIELD BOND TRUST      MANAGED ASSETS TRUST
                                                 -------------------------    ------------------------   -------------------------
                                                     2000         1999           2000          1999          2000         1999
                                                     ----         ----           ----          ----          ----         ----
Accumulation and annuity units
   beginning of year .........................   142,880,091   116,306,330     7,216,621     7,970,201    61,210,621    59,858,513
Accumulation units purchased and
   transferred from other Travelers accounts .    54,794,659    64,997,825     1,665,703     2,704,576     7,486,764    11,673,649
Accumulation units redeemed and
   transferred to other Travelers accounts ...   (49,246,942)  (38,410,346)   (2,576,317)   (3,457,030)  (12,208,353)  (10,313,037)
Annuity units ................................       (18,710)      (13,718)       (1,225)       (1,126)      (10,855)       (8,504)
                                                 -----------   -----------    ----------    ----------   -----------   -----------
Accumulation and annuity units
   end of year ...............................   148,409,098   142,880,091     6,304,782     7,216,621    56,478,177    61,210,621
                                                 ===========   ===========    ==========    ==========   ===========   ===========


                                                                                      EMERGING                  GLOBAL HIGH-
                                                      CORE EQUITY FUND           OPPORTUNITIES FUND           YIELD BOND FUND
                                                 -------------------------   -------------------------   -------------------------
                                                     2000         1999          2000          1999           2000          1999
                                                     ----         ----          ----          ----           ----          ----

Accumulation and annuity units
   beginning of year .........................   176,542,224   187,872,118   181,955,240   187,717,148    70,728,954    70,747,253
Accumulation units purchased and
   transferred from other Travelers accounts .    53,810,758    38,287,489    39,132,357    52,605,446    16,176,556    18,452,650
Accumulation units redeemed and
   transferred to other Travelers accounts ...   (58,262,849)  (49,614,095)  (77,611,015)  (58,365,549)  (21,755,415)  (18,470,618)
Annuity units ................................        (6,145)       (3,288)       (3,709)       (1,805)         (779)         (331)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
   end of year ...............................   172,083,988   176,542,224   143,472,873   181,955,240    65,149,316    70,728,954
                                                 ===========   ===========   ===========   ===========   ===========   ===========



                                                       INTERMEDIATE-               INTERNATIONAL
                                                       TERM BOND FUND               EQUITY FUND            LONG-TERM BOND FUND
                                                 -------------------------   -------------------------   -------------------------
                                                     2000          1999         2000          1999          2000          1999
                                                     ----          ----         ----          ----          ----          ----

Accumulation and annuity units
   beginning of year .........................    87,217,350    93,456,080   147,993,706   161,689,822   163,821,569   170,066,956
Accumulation units purchased and
   transferred from other Travelers accounts .    16,337,481    20,210,357    29,591,873    35,323,719    32,529,568    40,239,876
Accumulation units redeemed and
   transferred to other Travelers accounts ...   (28,492,740)  (26,442,869)  (52,699,463)  (49,017,304)  (51,590,702)  (46,478,714)
Annuity units ................................        (9,510)       (6,218)       (4,517)       (2,531)       (9,909)       (6,549)
                                                 -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
   end of year ...............................    75,052,581    87,217,350   124,881,599   147,993,706   144,750,526   163,821,569
                                                 ===========   ===========   ===========   ===========   ===========   ===========

8.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)




                                                                                                            TEMPLETON ASSET
                                               DREYFUS STOCK INDEX FUND       SMALL CAP PORTFOLIO        STRATEGY FUND - CLASS 1
                                               -------------------------   -------------------------   -------------------------
                                                  2000          1999           2000          1999          2000         1999
                                                  ----          ----           ----          ----          ----         ----
Accumulation and annuity units
   beginning of year ........................  168,819,126   147,530,631     8,736,573     4,814,869    88,550,617   105,823,748
Accumulation units purchased and
   transferred from other Travelers accounts    42,911,972    61,323,838    36,883,399    19,642,815     8,293,606    12,297,130
Accumulation units redeemed and
   transferred to other Travelers accounts ..  (44,169,260)  (40,019,013)  (15,326,598)  (15,721,018)  (20,211,246)  (29,562,461)

Annuity units ...............................      (24,064)      (16,330)         (382)          (93)       (8,425)       (7,800)
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
   end of year ..............................  167,537,774   168,819,126    30,292,992     8,736,573    76,624,552    88,550,617
                                               ===========   ===========   ===========   ===========   ===========   ===========



                                               TEMPLETON GLOBAL INCOME         TEMPLETON GROWTH             SOCIAL AWARENESS
                                               SECURITIES FUND - CLASS 1   SECURITIES FUND - CLASS 1         STOCK PORTFOLIO
                                               -------------------------   -------------------------   -------------------------
                                                  2000          1999           2000          1999          2000         1999
                                                  ----          ----           ----          ----          ----         ----

Accumulation and annuity units
   beginning of year ........................    7,676,157     9,862,746   144,148,362   164,479,451    17,998,888    13,304,949
Accumulation units purchased and
   transferred from other Travelers accounts     1,778,666     1,404,308    20,356,871    27,812,195     4,260,588     8,599,489
Accumulation units redeemed and
   transferred to other Travelers accounts ..   (2,924,132)   (3,588,404)  (32,172,290)  (48,120,691)   (4,944,093)   (3,905,550)

Annuity units ...............................       (2,362)       (2,493)        9,405       (22,593)            -             -
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
   end of year ..............................    6,528,329     7,676,157   132,342,348   144,148,362    17,315,383    17,998,888
                                               ===========   ===========   ===========   ===========   ===========   ===========



                                                 DISCIPLINED MID CAP            U.S. GOVERNMENT
                                                   STOCK PORTFOLIO            SECURITIES PORTFOLIO        UTILITIES PORTFOLIO
                                               -------------------------   -------------------------   -------------------------
                                                  2000          1999           2000          1999          2000         1999
                                                  ----          ----           ----          ----          ----         ----


Accumulation and annuity units
   beginning of year ........................    2,428,698     1,388,007    27,101,315    36,339,224    15,035,212    16,377,929
Accumulation units purchased and
   transferred from other Travelers accounts    23,539,819     3,285,564    11,148,789    13,155,672     9,658,504     6,842,483
Accumulation units redeemed and
   transferred to other Travelers accounts ..   (5,812,651)   (2,244,873)  (13,435,179)  (22,384,521)   (7,854,864)   (8,185,200)

Annuity units ...............................          640             -        (5,101)       (9,060)          (28)            -
                                               -----------   -----------   -----------   -----------   -----------   -----------
Accumulation and annuity units
   end of year ..............................   20,156,506     2,428,698    24,809,824    27,101,315    16,838,824    15,035,212
                                               ===========   ===========   ===========   ===========   ===========   ===========


8.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)



                                                                                INVESCO STRATEGIC
                                               ALLIANCE GROWTH PORTFOLIO         INCOME PORTFOLIO      MFS TOTAL RETURN PORTFOLIO
                                               -------------------------   -------------------------   --------------------------
                                                   2000          1999         2000          1999           2000          1999
                                                   ----          ----         ----          ----           ----          ----
Accumulation and annuity units
   beginning of year ........................   37,607,862    31,613,033       193,477       239,757     23,142,389    22,751,440
Accumulation units purchased and
   transferred from other Travelers accounts    18,350,878    16,724,519       278,259       137,682      6,939,478     6,611,405
Accumulation units redeemed and
   transferred to other Travelers accounts ..  (10,934,464)  (10,729,357)     (267,073)     (183,962)    (5,768,501)   (6,214,287)

Annuity units ...............................       (2,880)         (333)            -             -         (6,184)       (6,169)
                                               -----------   -----------   -----------   -----------   ------------   -----------
Accumulation and annuity units
   end of year ..............................   45,021,396    37,607,862       204,663       193,477     24,307,182    23,142,389
                                               ===========   ===========   ===========   ===========   ============   ===========




                                               PUTNAM DIVERSIFIED INCOME   SMITH BARNEY HIGH INCOME    SMITH BARNEY INTERNATIONAL
                                                        PORTFOLIO                   PORTFOLIO               EQUITY PORTFOLIO
                                               -------------------------   -------------------------   --------------------------
                                                   2000          1999          2000          1999           2000          1999
                                                   ----          ----          ----          ----           ----          ----
Accumulation and annuity units
   beginning of year ........................    6,580,248     7,549,029     2,379,162     2,256,378     11,828,513     8,375,884
Accumulation units purchased and
   transferred from other Travelers accounts     1,139,889     2,223,051       890,402     2,908,686    117,624,235    62,248,325
Accumulation units redeemed and
   transferred to other Travelers accounts ..   (2,081,074)   (3,191,832)     (764,381)   (2,785,902)  (109,599,099)  (58,795,696)

Annuity units ...............................            -             -             -             -         (4,226)             -
                                               -----------   -----------   -----------   -----------   ------------   -----------
Accumulation and annuity units
   end of year ..............................    5,639,063     6,580,248     2,505,183     2,379,162     19,849,423    11,828,513
                                               ===========   ===========   ===========   ===========   ============   ===========




                                                 SMITH BARNEY LARGE CAP    EQUITY-INCOME PORTFOLIO -   GROWTH PORTFOLIO - INITIAL
                                                    VALUE PORTFOLIO             INITIAL CLASS                     CLASS
                                               -------------------------   -------------------------   --------------------------
                                                   2000          1999          2000          1999           2000          1999
                                                   ----          ----          ----          ----           ----          ----
Accumulation and annuity units
   beginning of year ........................   13,364,863    13,037,850   216,707,783   243,963,799    301,815,334   295,980,481
Accumulation units purchased and
   transferred from other Travelers accounts     7,877,702     4,458,521    24,992,170    36,393,892     58,020,835    70,553,262
Accumulation units redeemed and
   transferred to other Travelers accounts ..   (8,569,496)   (4,130,500)  (67,523,254)  (63,628,932)   (74,115,488)  (64,700,033)
Annuity units                                         (967)       (1,008)      (14,499)      (20,976)       (10,169)      (18,376)
                                               -----------   -----------   -----------   -----------   ------------   -----------
Accumulation and annuity units
   end of year ..............................   12,672,102    13,364,863   174,162,200   216,707,783    285,710,512   301,815,334
                                               ===========   ===========   ===========   ===========   ============   ===========


8.  SCHEDULE OF ACCUMULATION AND ANNUITY UNITS FOR FUND U
    FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999 (CONTINUED)



                                               HIGH INCOME PORTFOLIO -    ASSET MANAGER PORTFOLIO -
                                                    INITIAL CLASS              INITIAL CLASS                    COMBINED
                                              -------------------------   -------------------------   -----------------------------
                                                  2000          1999         2000          1999           2000            1999
                                                  ----          ----         ----          ----           ----            ----
Accumulation and annuity units
   beginning of year ........................  43,921,791    49,346,978   193,548,947   226,655,322   2,371,151,693   2,457,375,926
Accumulation units purchased and
   transferred from other Travelers accounts   10,243,462    13,423,439    14,163,421    20,386,501     670,878,664     674,928,364
Accumulation units redeemed and
   transferred to other Travelers accounts .. (18,746,896)  (18,844,863)  (44,924,260)  (53,476,965)   (844,588,095)   (760,983,622)
Annuity units                                      (4,113)       (3,763)      (13,938)      (15,911)       (152,652)       (168,975)
                                              -----------   -----------   -----------   -----------   -------------   -------------
Accumulation and annuity units
   end of year ..............................  35,414,244    43,921,791   162,774,170   193,548,947   2,197,289,610   2,371,151,693
                                              ===========   ===========   ===========   ===========   =============   =============


                          INDEPENDENT AUDITORS' REPORT



The Board of Directors of The Travelers Insurance Company and
Owners of Variable Annuity Contracts of The Travelers Fund U for Variable
Annuities:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund U for Variable Annuities (comprised of the sub-accounts listed in note 1) (collectively, "the Account") as of December 31, 2000, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the years in the two-year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 2000, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the years in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                   [KPMG LLP]


Hartford, Connecticut
February 15, 2001

                              Independent Auditors
                                    KPMG LLP
                              Hartford, Connecticut










This report is prepared for the general information of contract owners and is not an offer of units of The Travelers Fund U for Variable Annuities or shares of Fund U's underlying funds. It should not be used in connection with any offer except in conjunction with the Prospectus for The Travelers Fund U for Variable Annuities product(s) offered by The Travelers Insurance Company and the Prospectuses for the underlying funds, which collectively contain all pertinent information, including the applicable sales commissions.











VG-FNDU (Annual) (12-00) Printed in U.S.A.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 2000. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2000 and 1999, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ KPMG LLP
Hartford, Connecticut
January 16, 2001

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ in millions)




FOR THE YEAR ENDED DECEMBER 31,                             2000     1999      1998
                                                            ----     ----      ----
REVENUES
Premiums                                                  $1,966    $1,728    $1,727
Net investment income                                      2,730     2,506     2,185
Realized investment gains (losses)                           (77)      113       149
Fee income                                                   505       432       370
Other revenues                                               130        89        70
------------------------------------------------------------------------------------
   Total Revenues                                          5,254     4,868     4,501
------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                      1,752     1,505     1,462
Interest credited to contractholders                       1,038       937       876
Amortization of deferred acquisition costs                   347       315       275
General and administrative expenses                          463       519       505
------------------------------------------------------------------------------------
   Total Benefits and Expenses                             3,600     3,276     3,118
------------------------------------------------------------------------------------

Income before federal income taxes                         1,654     1,592     1,383
------------------------------------------------------------------------------------

Federal income taxes
   Current                                                   462       409       442
   Deferred                                                   89       136        39
------------------------------------------------------------------------------------
   Total Federal Income Taxes                                551       545       481
------------------------------------------------------------------------------------
Net income                                                $1,103    $1,047      $902
====================================================================================


                   See Notes to Consolidated Financial Statements.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                 ($ in millions)



DECEMBER 31,                                                        2000      1999
-------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value
    (including $1,494 at December 31, 2000 subject
    to securities lending agreements)                              $26,812  $23,866
Equity securities, at fair value                                       592      784
Mortgage loans                                                       2,187    2,285
Real estate held for sale                                               31      236
Policy loans                                                         1,249    1,258
Short-term securities                                                2,136    1,283
Trading securities, at fair value                                    1,870    1,678
Other invested assets                                                2,356    2,098
-------------------------------------------------------------------------------------
   Total Investments                                                37,233   33,488
-------------------------------------------------------------------------------------
Cash                                                                   150       85
Investment income accrued                                              442      395
Premium balances receivable                                             97      109
Reinsurance recoverables                                             3,977    3,234
Deferred acquisition costs                                           2,989    2,688
Separate and variable accounts                                      24,006   22,199
Other assets                                                         1,399    1,333
-------------------------------------------------------------------------------------
   Total Assets                                                    $70,293  $63,531
-------------------------------------------------------------------------------------
LIABILITIES
Contractholder funds                                               $19,394  $17,567
Future policy benefits and claims                                   13,300   12,563
Separate and variable accounts                                      23,994   22,194
Deferred federal income taxes                                          284       23
Trading securities sold not yet purchased, at fair value             1,109    1,098
Other liabilities                                                    3,818    2,466
-------------------------------------------------------------------------------------
   Total Liabilities                                                61,899   55,911
-------------------------------------------------------------------------------------
SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,
  issued and outstanding                                               100      100
Additional paid-in capital                                           3,848    3,819
Retained earnings                                                    4,342    4,099
Accumulated other changes in equity from non-owner sources             104     (398)
-------------------------------------------------------------------------------------
   Total Shareholder's Equity                                        8,394    7,620
-------------------------------------------------------------------------------------
   Total Liabilities and Shareholder's Equity                      $70,293  $63,531
=====================================================================================


                   See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ in millions)



STATEMENTS OF CHANGES IN RETAINED EARNINGS           2000        1999         1998
------------------------------------------------------------------------------------
Balance, beginning of year                         $ 4,099      $ 3,602      $2,810
Net income                                           1,103        1,047         902
Dividends to parent                                    860          550         110
------------------------------------------------------------------------------------
Balance, end of year                               $ 4,342      $ 4,099      $3,602
====================================================================================

STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Balance, beginning of year                         $  (398)     $   598      $  535
Unrealized gains (losses), net of tax                  502         (996)         62
Foreign currency translation, net of tax                 0            0           1
------------------------------------------------------------------------------------
Balance, end of year                               $   104      $  (398)     $  598
====================================================================================

SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
------------------------------------------------------------------------------------
Net Income                                         $ 1,103      $ 1,047      $  902
Other changes in equity from non-owner sources         502         (996)         63
------------------------------------------------------------------------------------
Total changes in equity from non-owner sources     $ 1,605      $    51      $  965
====================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ in millions)



FOR THE YEAR ENDED DECEMBER 31,                               2000          1999          1998
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                       $  1,986      $  1,715      $  1,763
   Net investment income received                              2,489         2,365         2,021
   Other revenues received                                       865           537           419
   Benefits and claims paid                                   (1,193)       (1,094)       (1,127)
   Interest credited to contractholders                       (1,046)         (958)         (918)
   Operating expenses paid                                      (970)       (1,013)         (751)
   Income taxes paid                                            (490)         (393)         (506)
   Trading account investments purchases, net                   (143)          (80)          (38)
   Other                                                        (258)         (104)           12
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Operating Activities                1,240           975           875
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                         4,257         4,103         2,608
      Mortgage loans                                             380           662           722
   Proceeds from sales of investments
      Fixed maturities                                        10,840        12,562        13,390
      Equity securities                                          397           100           212
      Real estate held for sale                                  244           219            53
   Purchases of investments
      Fixed maturities                                       (17,836)      (18,129)      (18,072)
      Equity securities                                           (7)         (309)         (194)
      Mortgage loans                                            (264)         (470)         (457)
   Policy loans, net                                               9           599            15
   Short-term securities (purchases) sales, net                 (810)          316          (495)
   Other investments purchases, net                             (461)         (413)         (550)
   Securities transactions in course of settlement, net          944          (463)          192
-------------------------------------------------------------------------------------------------
   Net Cash Used in Investing Activities                      (2,307)       (1,223)       (2,576)
-------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Contractholder fund deposits                                6,022         5,764         4,383
   Contractholder fund withdrawals                            (4,030)       (4,946)       (2,565)
   Dividends to parent company                                  (860)         (550)         (110)
-------------------------------------------------------------------------------------------------
      Net Cash Provided by Financing Activities                1,132           268         1,708
-------------------------------------------------------------------------------------------------
Net increase in cash                                              65            20             7
Cash at December 31, previous year                                85            65            58
-------------------------------------------------------------------------------------------------
Cash at December 31, current year                           $    150      $     85      $     65
=================================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   BASIS OF PRESENTATION

   The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), is a wholly owned subsidiary of The Travelers Insurance Group Inc.
   (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompany transactions and balances have been eliminated.

   The financial statements and accompanying footnotes of the Company are prepared in conformity with generally accepted accounting principles in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform to the 2000 presentation.

   ACCOUNTING CHANGES

   ACCOUNTING FOR TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND
   EXTINGUISHMENTS OF LIABILITIES

   In September 2000, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125" (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of FAS 125 are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. It is not expected that there will be a significant effect on the Company's results of operations, financial condition or liquidity relating to a change in consolidation status for existing qualifying SPEs under FAS 140. FAS 140 also amends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires
   (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The change in accounting for collateral did not have a significant effect on the Company's results of operations, financial condition or liquidity. See Note 4.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING FOR THE COSTS OF COMPUTER SOFTWARE DEVELOPED OR OBTAINED FOR INTERNAL USE

   During the third quarter of 1998, the Company adopted the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' (AcSEC) Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, results of operations or liquidity.

   ACCOUNTING POLICIES

   INVESTMENTS
   Fixed maturities include bonds, notes and redeemable preferred stocks. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider.

   Equity securities, which include common and non-redeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2000 and 1999.

   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2000 and 1999.

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

   Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 14.

   Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts, interest rate swaps, currency swaps and equity swaps, as a means of hedging exposure to interest rate, equity price and foreign currency risk. Hedge accounting is generally used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment. Derivatives that do not qualify for hedge accounting are marked to market with changes in market value reflected in the consolidated statement of income.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps hedging investments are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity. Interest rate, currency options and currency swaps hedging liabilities are off-balance sheet.

   Gains and losses arising from equity index options are marked to market with changes in market value reflected in realized investment gains (losses).

   Forward contracts, interest rate options and equity swaps were not significant at December 31, 2000 and 1999. Information concerning derivative financial instruments is included in Note 12.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   DEFERRED ACQUISITION COSTS

   Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20-year amortization period is used; for long-term care insurance, a 10 to 20-year period is used, and a seven to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

   VALUE OF INSURANCE IN FORCE

   The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup's predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2000 and 1999 was $170 million and $215 million, respectively.

   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

   GOODWILL

   Goodwill, which is included in other assets, represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $294 million and $404 million at December 31, 2000 and 1999, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill is unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 10.0%.

   FUTURE POLICY BENEFITS

   Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

   OTHER LIABILITIES

   Included in Other Liabilities is the Company's estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company's share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2000 and 1999, the Company had a liability of $22.5 million and $21.9 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $3.4 million and $4.7 million, respectively. The assessments are expected to be paid over a period of three to five years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company's insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners
   (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of presently permitted accounting practices on statutory surplus of the Company is not material.

   The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual - version effective January 1, 2001 (the revised Manual) that will be effective for years beginning January 1, 2001. The State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. Massachusetts and other states have addressed compliance with the revised Manual in a similar manner. The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   OTHER REVENUES

   Other revenues include management fees for variable annuity separate accounts; surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts; and revenues of non-insurance subsidiaries.

   CURRENT AND FUTURE INSURANCE BENEFITS

   Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

   STOCK-BASED COMPENSATION

   The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," (APB 25) and has included in the notes to consolidated financial statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" (FAS 123). See note 14. The Company accounts for its stock-based non-employee compensation plans at fair value.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In June 1998, the FASB issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS
   133). In June 1999, the FASB issued Statement of Financial Standards No. 137, "Deferral of the Effective Date of FASB Statement No. 133" (FAS 137), which allows entities that have not yet adopted FAS 133 to defer its effective date to all fiscal quarters of all fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement of Financial Accounting Standards No. 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities, an amendment of FASB Statement No. 133," which amends the accounting and reporting standards of FAS 133. FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company adopted the deferral provisions of FAS 137, effective January 1, 2000. The Company will adopt FAS 133, as amended, as of January 1, 2001.

   The Company has determined that the cumulative effect of FAS 133, as amended, will not be significant. The Company does, however, anticipate a significant and continuing increase in the complexity of the accounting and the recordkeeping requirements for hedging activities and for insurance-related contracts and may make changes to its risk management strategies. The Company does not expect that FAS 133, as amended, will have a significant impact on its results of operations, financial condition or liquidity in future periods.


2. BUSINESS DISPOSITION

   Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. Earned premiums were $138 million, $230 million and $200 million in 2000, 1999 and 1998, respectively.

3. OPERATING SEGMENTS

   The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

   The TRAVELERS LIFE & ANNUITY business segment consolidates primarily the business of TIC and TLAC. Travelers Life & Annuity core offerings include individual annuity, group annuity, individual life and corporate owned life insurance (COLI) insurance products distributed by TIC and TLAC under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts, payout annuities, group annuities to employer-sponsored retirement and savings plans and structured finance transactions.

   The PRIMERICA LIFE INSURANCE business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 87,000 full and part-time licensed Personal Financial Analysts.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

   BUSINESS SEGMENT INFORMATION:

   ----------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE      PRIMERICA LIFE
    2000 ($ in millions)                                      & ANNUITY            INSURANCE           TOTAL
   ----------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   860              $1,106          $ 1,966
       Deposits                                                 11,536                  --           11,536
                                                               -------              ------          -------
    Total business volume                                      $12,396              $1,106          $13,502
    Net investment income                                        2,450                 280            2,730
    Interest credited to contractholders                         1,038                  --            1,038
    Amortization of deferred acquisition costs                     166                 181              347
    Total expenditures for deferred acquisition costs              376                 272              648
    Federal income taxes on Operating Income                       381                 197              578
    Operating Income (excludes realized gains or
        losses and the related FIT)                            $   777              $  376          $ 1,153
    Segment Assets                                             $62,771              $7,522          $70,293
   ----------------------------------------------------------------------------------------------------------


    ---------------------------------------------------------------------------------------------------------
                                                            TRAVELERS LIFE     PRIMERICA LIFE
    1999 ($ in millions)                                      & ANNUITY          INSURANCE            TOTAL
    ---------------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   656             $1,072             $ 1,728
       Deposits                                                 10,639                 --              10,639
                                                               -------             ------             -------
    Total business volume                                      $11,295             $1,072             $12,367
    Net investment income                                        2,249                257               2,506
    Interest credited to contractholders                           937                 --                 937
    Amortization of deferred acquisition costs                     127                188                 315
    Total expenditures for deferred acquisition costs              430                256                 686
    Federal income taxes on Operating Income                       319                186                 505
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   619             $  355             $   974
    Segment Assets                                             $56,615             $6,916             $63,531
    ---------------------------------------------------------------------------------------------------------

                    THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   -----------------------------------------------------------------------------------------------------
                                                           TRAVELERS LIFE  PRIMERICA LIFE
   1998 ($ in millions)                                       & ANNUITY       INSURANCE          TOTAL
   -----------------------------------------------------------------------------------------------------
    Business Volume:
       Premiums                                                $   670          $1,057          $ 1,727
       Deposits                                                  7,437              --            7,437
                                                               -------          ------          -------
    Total business volume                                      $ 8,107          $1,057          $ 9,164
    Net investment income                                        1,965             220            2,185
    Interest credited to contractholders                           876              --              876
    Amortization of deferred acquisition costs                      88             187              275
    Total expenditures for deferred acquisition costs              319             247              566
    Federal income taxes on Operating Income                       260             170              430
    Operating Income (excludes realized gains or
       losses and the related FIT)                             $   493          $  312          $   805
    Segment Assets                                             $49,646          $6,902          $56,548
   -----------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


    -------------------------------------------------------------------------------------------
    BUSINESS SEGMENT RECONCILIATION:
    ($ in millions)
    -------------------------------------------------------------------------------------------

    REVENUES                                            2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total business volume                             $ 13,502        $ 12,367        $  9,164
    Net investment income                                2,730           2,506           2,185
    Realized investment gains (losses)                     (77)            113             149
    Other revenues, including fee income                   635             521             440
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total revenues                                $  5,254        $  4,868        $  4,501
    ===========================================================================================

    OPERATING INCOME                                    2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total operating income of business segments       $  1,153        $    974        $    805
    Realized investment gains (losses), net of tax         (50)             73              97
    -------------------------------------------------------------------------------------------
        Income from continuing operations             $  1,103        $  1,047        $    902
    ===========================================================================================

    ASSETS                                              2000            1999             1998
    -------------------------------------------------------------------------------------------
    Total assets of business segments                 $ 70,293        $ 63,531        $ 56,548
    ===========================================================================================

    BUSINESS VOLUME AND REVENUES                          2000            1999            1998
    -------------------------------------------------------------------------------------------
    Individual Annuities                              $  7,101        $  5,816        $  4,326
    Group Annuities                                      6,563           6,572           4,942
    Individual Life and Health Insurance                 2,445           2,424           2,257
    Other (a)                                              681             695             413
    Elimination of deposits                            (11,536)        (10,639)         (7,437)
    -------------------------------------------------------------------------------------------
        Total Revenue                                 $  5,254        $  4,868        $  4,501
    ===========================================================================================

   (a) Other represents revenue attributable to unallocated capital and run-off businesses.


   The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

   The Company had no transactions with a single customer representing 10% or more of its revenue.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


4. INVESTMENTS

   FIXED MATURITIES

   The amortized cost and fair value of investments in fixed maturities were as follows:

      -----------------------------------------------------------------------------------------------------------
                                                                          GROSS          GROSS
      DECEMBER 31, 2000                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
      ($ in millions)                                       COST           GAINS         LOSSES         VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                 $ 5,492          $169          $ 34          $ 5,627
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                           1,141            71             5            1,207
         Obligations of states, municipalities
         and political subdivisions                           168            14             1              181
         Debt securities issued by foreign
         governments                                          761            18            14              765
         All other corporate bonds                         14,575           269           253           14,591
         Other debt securities                              4,217            87            59            4,245
         Redeemable preferred stock                           201            14            19              196
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                      $26,555          $642          $385          $26,812
      -----------------------------------------------------------------------------------------------------------

                                                                             GROSS        GROSS
      DECEMBER 31, 1999                                    AMORTIZED      UNREALIZED    UNREALIZED        FAIR
      ($ in millions)                                        COST            GAINS        LOSSES          VALUE
      -----------------------------------------------------------------------------------------------------------
      AVAILABLE FOR SALE:
         Mortgage-backed securities -
         CMOs and pass-through securities                   $ 5,081          $ 22          $224          $ 4,879
         U.S. Treasury securities and obligations
         of U.S. Government and government
         agencies and authorities                             1,032            14            53              993
         Obligations of states, municipalities and
         political subdivisions                                 214            --            31              183
         Debt securities issued by foreign
         governments                                            811            35            10              836
         All other corporate bonds                           13,938            69           384           13,623
         Other debt securities                                3,319            30            99            3,250
         Redeemable preferred stock                             105             4             7              102
      -----------------------------------------------------------------------------------------------------------
            Total Available For Sale                        $24,500          $174          $808          $23,866
      -----------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Proceeds from sales of fixed maturities classified as available for sale were $10.8 billion, $12.6 billion and $13.4 billion in 2000, 1999 and 1998, respectively. Gross gains of $213 million, $200 million and $314 million and gross losses of $432 million, $223 million and $203 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion at December 31, 2000 and 1999.

   The amortized cost and fair value of fixed maturities at December 31, 2000, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

      --------------------------------------------------------------------------
                                                    AMORTIZED
      ($ in millions)                                  COST          FAIR VALUE
      --------------------------------------------------------------------------
      MATURITY:
         Due in one year or less                     $ 1,556          $ 1,545
         Due after 1 year through 5 years              7,789            7,839
         Due after 5 years through 10 years            5,606            5,640
         Due after 10 years                            6,112            6,161
                                                     ------------------------
                                                      21,063           21,185
                                                     ------------------------
         Mortgage-backed securities                    5,492            5,627
      --------------------------------------------------------------------------
            Total Maturity                           $26,555          $26,812
      --------------------------------------------------------------------------


   The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class (PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

   At December 31, 2000 and 1999, the Company held CMOs classified as available for sale with a fair value of $4.4 billion and $3.8 billion, respectively. Approximately 49% and 52%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2000 and 1999. In addition, the Company held $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2000 and 1999. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in a short-term investment pool. See Note 14. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2000 and 1999, the Company held collateral of $1.5 billion and $561.1 million, respectively.

   EQUITY SECURITIES

   The cost and fair values of investments in equity securities were as follows:

      ------------------------------------------------------------------------------------------
                                                              GROSS          GROSS
      EQUITY SECURITIES:                                    UNREALIZED     UNREALIZED     FAIR
      ($ in millions)                             COST         GAINS         LOSSES       VALUE
      ------------------------------------------------------------------------------------------
      DECEMBER 31, 2000
         Common stocks                            $139          $ 11          $25          $125
         Non-redeemable preferred stocks           492             7           32           467
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $631          $ 18          $57          $592
      ------------------------------------------------------------------------------------------

      DECEMBER 31, 1999
         Common stocks                            $195          $123          $ 4          $314
         Non-redeemable preferred stocks           496            15           41           470
      ------------------------------------------------------------------------------------------
            Total Equity Securities               $691          $138          $45          $784
      ------------------------------------------------------------------------------------------

   Proceeds from sales of equity securities were $397 million, $100 million and $212 million in 2000, 1999 and 1998, respectively. Gross gains of $107 million, $15 million and $30 million and gross losses of $16 million, $8 million and $24 million in 2000, 1999 and 1998, respectively, were realized on those sales.

   MORTGAGE LOANS AND REAL ESTATE HELD FOR SALE

   At December 31, 2000 and 1999, the Company's mortgage loan and real estate held for sale portfolios consisted of the following:

      --------------------------------------------------------------------------------------
      ($ in millions)                                                 2000            1999
      --------------------------------------------------------------------------------------
      Current Mortgage Loans                                         $2,144          $2,228
      Underperforming Mortgage Loans                                     43              57
                                                                     ----------------------
         Total Mortgage Loans                                         2,187           2,285
                                                                     ----------------------

      Real Estate Held For Sale - Foreclosed                             18             223
      Real Estate Held For Sale - Investment                             13              13
      --------------------------------------------------------------------------------------
         Total Real Estate                                               31             236
      --------------------------------------------------------------------------------------
         Total Mortgage Loans and Real Estate Held for Sale          $2,218          $2,521
      ======================================================================================

   Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)
   Aggregate annual maturities on mortgage loans at December 31, 2000 are as follows:

      ---------------------------------------------
      YEAR ENDING DECEMBER 31,
      ($ in millions)
      ---------------------------------------------
      Past Maturity                         $   32
      2001                                     259
      2002                                     152
      2003                                     172
      2004                                     167
      2005                                     124
      Thereafter                             1,281
      ---------------------------------------------
         Total                              $2,187
      ---------------------------------------------

   TRADING SECURITIES

   Trading securities of the Company are held in Tribeca Investments LLC. See
   Note 12.

      -------------------------------------------------------------------------
      ($ in millions)                                     2000           1999
      -------------------------------------------------------------------------
      TRADING SECURITIES OWNED

      Convertible bond arbitrage                         $1,474          $1,045
      Merger arbitrage                                      309             421
      Other                                                  87             212
      -------------------------------------------------------------------------
         Total                                           $1,870          $1,678
      -------------------------------------------------------------------------

      TRADING SECURITIES SOLD NOT YET PURCHASED

      Convertible bond arbitrage                         $  845          $  799
      Merger arbitrage                                      205             299
      Other                                                  59              --
      -------------------------------------------------------------------------
         Total                                           $1,109          $1,098
      -------------------------------------------------------------------------

   The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

   OTHER INVESTED ASSETS
   Other invested assets are composed of the following:

      ------------------------------------------------------------------------
      ($ in millions)                                    2000           1999
      ------------------------------------------------------------------------
      Investment in Citigroup preferred stock          $  987          $  987
      Partnership investments                             807             592
      Real estate joint ventures                          535             502
      Other                                                27              17
      ------------------------------------------------------------------------
      Total                                            $2,356          $2,098
      ------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   CONCENTRATIONS

   At December 31, 2000 and 1999, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 14.

   The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 14.

   The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

      --------------------------------------------------
      ($ in millions)                  2000      1999
      --------------------------------------------------
      Electric Utilities              $2,244    $1,653
      Banking                          2,078     1,906
      Finance                          1,836     1,571
      --------------------------------------------------

   The Company held investments in foreign banks in the amount of $1,082 million and $1,012 million at December 31, 2000 and 1999, respectively, which are included in the table above. Below investment grade assets included in the preceding table were not significant.

   Included in fixed maturities are below investment grade assets totaling $2.0 billion and $2.2 billion at December 31, 2000 and 1999, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

   Mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state. Also, there is no significant mortgage loan investment in a particular property type.

   The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

   NON-INCOME PRODUCING INVESTMENTS

   Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

   RESTRUCTURED INVESTMENTS

   The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2000 and 1999. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2000 and in 1999. Interest on these assets, included in net investment income, was also insignificant in 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   NET INVESTMENT INCOME

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      GROSS INVESTMENT INCOME
         Fixed maturities                      $2,061    $1,806     $1,598
         Mortgage loans                           223       235        295
         Trading                                  208       141         43
         Joint ventures and partnerships          150       141         74
         Other, including policy loans            237       287        240
      ---------------------------------------------------------------------
      Total Gross Investment Income             2,879     2,610      2,250
      ---------------------------------------------------------------------
      Investment expenses                         149       104         65
      ---------------------------------------------------------------------
      Net Investment Income                    $2,730    $2,506     $2,185
      ---------------------------------------------------------------------

   REALIZED AND UNREALIZED INVESTMENT GAINS (LOSSES)

   Net realized investment gains (losses) for the periods were as follows:

      ---------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000      1999       1998
      ($ in millions)
      ---------------------------------------------------------------------
      REALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                      $(219)       $(23)     $111
         Equity securities                        91           7         6
         Mortgage loans                           27          29        21
         Real estate held for sale                25         108        16
         Other                                    (1)         (8)       (5)
      ---------------------------------------------------------------------
                Total Realized Investment
                  Gains (Losses)               $ (77)       $113      $149
      ---------------------------------------------------------------------

   Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:

      ---------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                             2000             1999             1998
      ($ in millions)
      ---------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                                        $ 891           $(1,554)          $    91
         Equity securities                                        (132)               49                13
         Other                                                      14               (30)             (169)
      ---------------------------------------------------------------------------------------------------
            Total Unrealized Investment Gains (Losses)             773            (1,535)              (65)
      ---------------------------------------------------------------------------------------------------

         Related taxes                                             271              (539)              (20)
      ---------------------------------------------------------------------------------------------------
         Change in unrealized investment gains (losses)            502              (996)              (45)
         Transferred to paid in capital, net of tax                 --                --              (585)
         Balance beginning of year                                (398)              598             1,228
      ---------------------------------------------------------------------------------------------------
            Balance End of Year                                  $ 104           $  (398)          $   598
      ---------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   In 1998 Citigroup common stock owned by the Company was converted to Citigroup preferred stock. The balance of unrealized appreciation on the common stock was transferred to additional paid in capital.

   Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock.


5. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

   Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $252.5 billion and $222.5 billion at December 31, 2000 and 1999.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

   A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

      WRITTEN PREMIUMS                          2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,634    $2,274     $2,310
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (195)     (206)      (242)
         Non-affiliated companies               (465)     (322)      (317)
     ----------------------------------------------------------------------
      Total Net Written Premiums               $1,974    $1,746     $1,751
     ======================================================================

      EARNED PREMIUMS                           2000      1999       1998
     ----------------------------------------------------------------------
      Direct                                   $2,644    $2,248     $2,286
      Assumed from:
         Non-affiliated companies                  --        --         --
      Ceded to:
         Affiliated companies                   (216)     (193)      (251)
         Non-affiliated companies               (462)     (327)      (308)
     ----------------------------------------------------------------------
      Total Net Earned Premiums                $1,966    $1,728     $1,727
     ======================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Reinsurance recoverables at December 31, 2000 and 1999 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

      REINSURANCE RECOVERABLES                  2000      1999
     -----------------------------------------------------------
      Life and Accident and Health Business:
         Non-affiliated companies              $2,024    $1,221
      Property-Casualty Business:
         Affiliated companies                   1,953     2,013
     -----------------------------------------------------------
      Total Reinsurance Recoverables           $3,977    $3,234
     ===========================================================

   Reinsurance recoverables include $820 million from General Electric Capital Assurance Company at December 31, 2000, related to the July 1, 2000 indemnity reinsurance transaction. Reinsurance recoverables also include $539 million and $569 million, from The Metropolitan Life Insurance Company as of December 31, 2000 and 1999, respectively.

6. DEPOSIT FUNDS AND RESERVES

   At December 31, 2000 and 1999, the Company had $29.7 billion and $27.0 billion of life and annuity deposit funds and reserves, respectively. Of that total, $16.4 billion and $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $13.3 billion and $13.2 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $2.9 billion and $2.1 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $4.9 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.5% and 4.6%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.5 billion and $6.2 billion of liabilities are surrenderable without charge. More than 10.5% and 12.7% of these relate to individual life products for 2000 and 1999, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.


7. COMMERCIAL PAPER AND LINES OF CREDIT

   TIC has issued commercial paper directly to investors in prior years. No commercial paper was outstanding at December 31, 2000 or December 31, 1999. TIC must maintain bank lines of credit at least equal to the amount of the outstanding commercial paper. Citigroup and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to Citigroup or TIC. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in June 2001. At December 31, 2000 and 1999, no credit under this agreement was allocated to TIC. Under this facility TIC is required to maintain certain minimum equity and risk-based capital levels. At December 31, 2000, the Company was in compliance with these provisions. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a contractually negotiated margin.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


8. FEDERAL INCOME TAXES

      EFFECTIVE TAX RATE

      ($ in millions)
      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,             2000            1999            1998
      ----------------------------------------------------------------------------------
      Income Before Federal Income Taxes        $ 1,654         $ 1,592         $ 1,383
      Statutory Tax Rate                             35%             35%             35%
      ----------------------------------------------------------------------------------
      Expected Federal Income Taxes                 579             557             484
      Tax Effect of:
         Non-taxable investment income              (19)            (19)             (5)
         Other, net                                  (9)              7               2
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================
      Effective Tax Rate                             33%             34%             35%
      ----------------------------------------------------------------------------------

      COMPOSITION OF FEDERAL INCOME TAXES
      Current:
         United States                          $   429         $   377         $   418
         Foreign                                     33              32              24
      ----------------------------------------------------------------------------------
         Total                                      462             409             442
      ----------------------------------------------------------------------------------
      Deferred:
         United States                               96             143              40
         Foreign                                     (7)             (7)             (1)
      ----------------------------------------------------------------------------------
         Total                                       89             136              39
      ----------------------------------------------------------------------------------
      Federal Income Taxes                      $   551         $   545         $   481
      ==================================================================================

   Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 2000, 1999 and 1998 were $24 million, $17 million and $17 million, respectively.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                     NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 2000 and 1999 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ------------------------------------------------------------------------------------------
      ($ in millions)                                                       2000          1999
      ------------------------------------------------------------------------------------------
      Deferred Tax Assets:
         Benefit, reinsurance and other reserves                          $   667        $ 645
         Operating lease reserves                                              66           70
         Investments, net                                                      --           11
         Other employee benefits                                              102          106
         Other                                                                139          142
      ------------------------------------------------------------------------------------------
            Total                                                             974          974
      ------------------------------------------------------------------------------------------

      Deferred Tax Liabilities:
         Deferred acquisition costs and value of insurance in force          (843)        (773)
         Investments, net                                                    (308)          --
         Other                                                               (107)        (124)
      ------------------------------------------------------------------------------------------
            Total                                                          (1,258)        (897)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax (Liability) Asset Before Valuation Allowance          (284)          77
      Valuation Allowance for Deferred Tax Assets                               0         (100)
      ------------------------------------------------------------------------------------------
      Net Deferred Tax Liability After Valuation Allowance                $  (284)       $ (23)
      ------------------------------------------------------------------------------------------

   The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   The elimination of the valuation allowance for deferred tax assets in 2000 resulted from an analysis of the availability of capital gains to offset capital losses. In management's opinion, there will be adequate capital gains to make realization of existing capital losses more likely than not. The reduction in the valuation allowance was recognized by reducing goodwill.

   At December 31, 2000, the Company had no ordinary or capital loss carryforwards.

   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


9. SHAREHOLDER'S EQUITY

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes the statutory net income of all insurance subsidiaries, was $981 million, $890 million and $702 million for the years ended December 31, 2000, 1999 and 1998, respectively.

   The Company's statutory capital and surplus was $5.16 billion and $5.03 billion at December 31, 2000 and 1999, respectively.

   Effective January 1, 2001, the Company will prepare its statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The Company has estimated that the impact of this change on statutory capital and surplus will not be significant.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $984 million is available by the end of the year 2001 for such dividends without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk-based capital levels. The Company was in compliance with these covenants at December 31, 2000 and 1999. The Company paid dividends of $860 million, $550 million and $110 million in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9.   SHAREHOLDER'S EQUITY (CONTINUED)

Accumulated Other Changes in Equity from Non-Owner Sources, Net of Tax
--------------------------------------------------------------------------------

Changes in each component of Accumulated Other Changes in Equity from Non-Owner Sources were as follows:
--------------------------------------------------------------------------------

                                                              NET UNREALIZED       FOREIGN            ACCUMULATED OTHER
                                                              GAIN (LOSS) ON       CURRENCY           CHANGES IN EQUITY
                                                              INVESTMENT           TRANSLATION        FROM  NON-OWNER
($ in millions)                                               SECURITIES           ADJUSTMENTS        SOURCES
------------------------------------------------------------------------------------------------------------------------------------

BALANCE, JANUARY 1, 1998                                             $545                $(10)                  $535
Unrealized gains on investment securities,
     Net of tax of $85                                                159                   -                    159
Less: reclassification adjustment for gains
     Included in net income, net of tax of $52                         97                   -                     97
Foreign currency translation adjustment,
     Net of tax of $2                                                   -                   1                      1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                  62                   1                     63
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1998                                            607                  (9)                   598
Unrealized losses on investment securities,
     Net of tax of $497                                              (923)                  -                   (923)
Less: reclassification adjustment for gains
     Included in net income, net of tax of $40                         73                   -                     73
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                (996)                  -                    (996)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                                           (389)                 (9)                   (398)
------------------------------------------------------------------------------------------------------------------------------------
Unrealized gain on investment securities,
     Net of tax of $297                                               551                   -                     551
Less: reclassification adjustment for losses
     Included in net income, net of tax of $(27)                      (50)                  -                     (50)
Foreign currency translation adjustment,
     Net of tax of $1                                                   -                   1                       1
------------------------------------------------------------------------------------------------------------------------------------
CURRENT PERIOD CHANGE                                                 501                   1                     502
------------------------------------------------------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                                            112                  (8)                    104
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


10.  BENEFIT PLANS

     Pension and Other Postretirement Benefits
     -----------------------------------------

     The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2000, 1999 and 1998.

     401(k) Savings Plan
     -------------------

     Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company's expenses in connection with the 401(k) savings plan were not significant in 2000, 1999 and 1998.


11.  LEASES

     Most leasing functions for TIGI and its subsidiaries are administered by Travelers Property Casualty Corp. (TPC). Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $30 million, and $24 million in 2000, 1999 and 1998, respectively.

--------------------------------------------------------------------------------
        YEAR ENDING DECEMBER 31,                              MINIMUM OPERATING
        ($ in millions)                                        RENTAL PAYMENTS
--------------------------------------------------------------------------------

        2001                                                       $49
        2002                                                        48
        2003                                                        47
        2004                                                        43
        2005                                                        41
        Thereafter                                                 283
--------------------------------------------------------------------------------
        Total Rental Payments                                     $511
--------------------------------------------------------------------------------


     Future sublease rental income of approximately $90 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $182 million, by an affiliate. Minimum future capital lease payments are not significant.

     The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


12.  DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivative Financial Instruments
     --------------------------------

     The Company uses derivative financial instruments, including financial futures, interest rate swaps, currency swaps, equity swaps, options and forward contracts as a means of hedging exposure to interest rate, equity price, and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company, through Tribeca Investments LLC, a subsidiary that is a broker/dealer, holds and issues derivative instruments for trading purposes. All of these derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have little credit risk since organized exchanges are the counterparties. The Company as a writer of option contracts has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

     The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

     The Company uses exchange-traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

     Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

     At December 31, 2000 and 1999, the Company held financial futures contracts with notional amounts of $493 million and $255 million, respectively. These financial futures had no deferred gain or deferred loss in 2000, and a deferred gain of $1.8 million and a deferred loss of $.5 million in 1999. Total gains of $6.9 million from financial futures were deferred at December 31, 1999, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. There were no deferred amounts at December 31, 2000. At December 31, 2000 and 1999, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

     The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held interest rate swap contracts with notional amounts of $1,904 million and $1,498 million, respectively. The fair value of these financial instruments was $8.4 million (gain position) and $21.2 million (loss position) at December 31, 2000 and was $25.1 million (gain position) and $26.3 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with corresponding funding agreements issued in foreign currencies. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon the prevailing foreign exchange rate. Swap agreements are not exchange-traded so they are subject to the risk of default by the counterparty.

     At December 31, 2000 and 1999, the Company held currency swap contracts with notional amounts of $974.0 million and $732.7 million, respectively. The fair value of these financial instruments was $1.0 million (gain position) and $144.3 million (loss position) at December 31, 2000, respectively, and $59.0 million (loss position) at December 31, 1999. The fair values were determined using the discounted cash flow method.

     At December 31, 2000 and 1999, the Company held interest rate, currency and equity swap contracts with affiliate counterparties with a notional amount of $168.7 million and $207.5 million, respectively, and a fair value of $8.3 million (gain position) and $22.6 million (loss position), respectively.

     The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor's 500 Index falls below agreed upon strike prices.

     At December 31, 2000 and 1999, the Company held equity options with notional amounts of $462.3 million and $275.4 million, respectively. The fair value of these financial instruments was $14.4 million (gain position) and $32.6 million (gain position) at December 31, 2000 and 1999, respectively. The fair value of these contracts represents the estimated replacement cost as quoted by independent third party brokers.

     The off-balance sheet risks of interest rate options, equity swaps and forward contracts were not significant at December 31, 2000 and 1999.

     The off-balance sheet risk of derivative instruments held for trading purposes was not significant at December 31, 2000 and 1999.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 2000 and 1999. The Company had unfunded commitments to partnerships with a value of $491.2 million and $459.8 million at December 31, 2000 and 1999, respectively.

     Fair Value of Certain Financial Instruments
     -------------------------------------------
     The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, "Disclosure about Fair Value of Financial Instruments", and therefore are not included in the amounts discussed.

     At December 31, 2000 and 1999, investments in fixed maturities had a carrying value and a fair value of $26.8 billion and $23.9 billion, respectively. See Notes 1 and 4.

     At December 31, 2000, mortgage loans had a carrying value of $2.2 billion and a fair value of $2.2 billion and in 1999 had a carrying value of $2.3 billion and a fair value of $2.3 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

     Citigroup Preferred Stock, included in other invested assets, had a carrying value and fair value of $987 million at December 31, 2000 and 1999.

     At December 31, 2000, contractholder funds with defined maturities had a carrying value of $6.8 billion and a fair value of $6.7 billion, compared with a carrying value and a fair value of $5.0 billion and $4.7 billion at December 31, 1999. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 1999. These contracts generally are valued at surrender value.

     The carrying values of $588 million and $228 million of financial instruments classified as other assets approximated their fair values at December 31, 2000 and 1999, respectively. The carrying values of $2.4 billion and $1.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2000 and 1999, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

     The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $376 million at December 31, 2000, compared with a carrying value and a fair value of $251 million at December 31, 1999.

     The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

     The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


13.  COMMITMENTS AND CONTINGENCIES

     Financial Instruments with Off-Balance Sheet Risk
     -------------------------------------------------
     See Note 12 for a discussion of financial instruments with off-balance sheet risk.

     Litigation
     ----------

     In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

     The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 2000, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


14.  RELATED PARTY TRANSACTIONS

     The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Company handles banking functions for the life and annuity operations of Travelers Life & Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

     The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2000 and 1999, the pool totaled approximately $4.4 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $1.8 billion and $1.0 billion at December 31, 2000 and 1999, respectively, and is included in short-term securities in the consolidated balance sheet.

     The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $1.9 billion, $1.4 billion, and $1.3 billion in 2000, 1999 and 1998, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company also markets individual annuity and life and health insurance through CitiStreet Retirement Services, LLC (formerly The Copeland Companies) a division of CitiStreet a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.8 billion, $1.6 billion and $1.3 billion in 2000, 1999 and 1998, respectively.

     During 1998, the Company began distributing individual annuity products through an affiliate Citibank, NA, (Citibank). Deposits received from Citibank were $392 million in 2000 and were insignificant in 1999 and 1998.

     At December 31, 2000 and 1999 the Company had outstanding loaned securities to SSB for $234.1 million and $123.0 million, respectively.

     Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2000 and 1999, carried at cost. Dividends received on this investment were $32 million in 2000 and $32 million in 1999.

     The Company sells structured settlement annuities to the insurance subsidiaries of TPC in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $191 million, $156 million, and $104 million for 2000, 1999 and 1998, respectively. Reserves and contractholder funds related to these annuities amounted to $811 million and $798 million in 2000 and 1999, respectively.

     In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm's length basis.

     Primerica Life has entered into a General Agency Agreement with Primerica Financial Services, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In each of 2000, 1999, and 1998 the fees paid by Primerica Life were $12.5 million.

     In 1998 Primerica became a distributor of products for Travelers Life & Annuity. Primerica sold $1.03 billion, $903 million and $256 million of individual annuities in 2000, 1999 and 1998, respectively.

     The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options. During 2000, Citigroup introduced the Citigroup 2000 Stock Purchase Plan, which allowed eligible employees of Citigroup including the Company's employees to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date.

     The Company also participates in the Citigroup Capital Accumulation Plan. Participating officers and other key employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restriction period by the participant, who is required to render service to the Company during the restricted period.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup's common stock at the date of grant is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company's charge to income was insignificant during 2000, 1999 and 1998.

     The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

     Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
       ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

       Net income, as reported                                    $1,103           $1,047           $902
       FAS 123 pro forma adjustments, after tax                      (19)             (16)           (13)
------------------------------------------------------------------------------------------------------------------------------------
       Net income, pro forma                                      $1,084           $1,031           $889
------------------------------------------------------------------------------------------------------------------------------------

       The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

------------------------------------------------------------------------------------------------------------------------------------
       YEAR ENDED DECEMBER 31,                                    2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------------
       Expected volatility of Citigroup Stock                        41.5%        44.1%              37.1%
       Risk-free interest rate                                       6.23%        5.29%              5.83%
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual dividend per Citigroup share                 $0.78        $0.47               $0.32
------------------------------------------------------------------------------------------------------------------------------------
       Expected annual forfeiture rate                                  5%           5%                  5%
------------------------------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:

------------------------------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                              2000            1999           1998
        ($ in millions)
------------------------------------------------------------------------------------------------------------------------------------

        Net Income From Continuing Operations                                      $1,103         $1,047           $902
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized (gains) losses                                               77          (113)           (149)
                 Deferred federal income taxes                                         89           136              39
                 Amortization of deferred policy acquisition costs                    347           315             275
                 Additions to deferred policy acquisition costs                      (648)         (686)           (566)
                 Investment income                                                   (384)         (221)           (202)
                 Premium balances                                                      20           (13)             36
                 Insurance reserves and accrued expenses                              559           411             335
                 Other                                                                 77            99             205
------------------------------------------------------------------------------------------------------------------------------------
                 Net cash provided by operations                                   $1,240          $975            $875
------------------------------------------------------------------------------------------------------------------------------------

16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999 and the conversion of Citigroup common stock into Citigroup preferred stock valued at $987 million in 1998.

                                  TheTRAVELERS



                        THE TRAVELERS VARIABLE ANNUITIES



                 INDIVIDUAL AND GROUP VARIABLE ANNUITY CONTRACTS

                                    Issued By

                         THE TRAVELERS INSURANCE COMPANY

                           PENSION AND PROFIT-SHARING,

                       SECTION 403(b) AND SECTION 408, AND

                         DEFERRED COMPENSATION PROGRAMS






L-11165S                                                       TIC  Ed. 5-2001
                                                               Printed in U.S.A.

                                     PART C

                                OTHER INFORMATION

Item 28.  Financial Statements and Exhibits

(a) The financial statements of the Registrant, as well as of The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, and the Reports of Independent Auditors thereto, are in the Annual Reports for the respective Accounts and are incorporated into the Statement of Additional Information. For each of the Accounts, these financial statements include as applicable:

            Statement of Assets and Liabilities as of December 31, 2000 Statement of Operations for the year ended December 31, 2000 Statements of Changes in Net Assets for the years ended December 31, 2000 and 1999
            Statement of Investments as of December 31, 2000
            Notes to Financial Statements

      The consolidated financial statements of The Travelers Insurance Company and subsidiaries and the reports of Independent Auditors are contained in the Statements of Additional Information. The consolidated financial statements of The Travelers Insurance Company and subsidiaries include:

            Consolidated Statements of Income for the years ended December 31, 2000, 1999 and 1998
            Consolidated Balance Sheets as of December 31, 2000 and 1999 Consolidated Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Non-Owner Sources for the years ended December 31, 2000, 1999 and 1998 Consolidated Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998 Notes to Consolidated Financial Statements


(b) Exhibits

1. Resolution of The Travelers Insurance Company's Board of Directors authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

2. Rules and Regulations of the Registrant. (Incorporated herein by reference to Exhibit C to the Definitive Proxy Statement on Schedule 14A filed March 9, 1999, Acession No. 0000950123-99-001974.)

3. Custody Agreement between the Registrant and Chase Manhattan Bank, N. A., Brooklyn, New York. (Incorporated herein by reference to Exhibit 3 to Post-Effective Amendment No. 66 to the Registration Statement on Form N-3 filed April 27, 1995.)

4. Investment Advisory Agreement between the Registrant and Travelers Asset Management International Corporation. (Incorporated herein by reference to Exhibit 4(a) to Post-Effective Amendment No. 69 to the Registration Statement on Form N-4, filed February 27, 1998.)

4(a) Investment Sub-Advisory Agreement between the Registrant and The Travelers Investment Management Company. (Incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 69 to the Registration Statement on Form N-4, filed February 27, 1998.)

5(a). Distribution and Principal Underwriting Agreement among the Registrant,
      The Travelers Insurance Company and Travelers Distribution LLC filed herewith.

5(b). Selling Agreement, (Incorporated herein by reference to Exhibit 3(b) to
      Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-27689, filed April 6, 2001.)

6.    Example of Variable Annuity Contract. (Incorporated herein by reference to
      Exhibit 4 to Post-Effective Amendment No. 29 to Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

7. Example of Application. (Incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 29 to Registration Statement on Form N-4, File No. 2-79529, filed April 19, 1996.)

8(a). Charter of The Travelers Insurance Company, as amended on October 19,
      1995. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement on Form S-2 , File No. 33-58677 , filed via EDGAR on April 18, 1995.)

8(b). By-Laws of The Travelers Insurance Company, as amended on October 20,
      1995. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement on Form S-2, File No. 33-58677, filed via EDGAR on April 18, 1995.)

12. Opinion of Counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 69 to the Registration Statement on Form N-3 filed April 29, 1997.)

13.   Consent of KPMG LLP, Independent Certified Public Accountants.

16. Schedule for Computation of Total Return Calculations - Standardized and Non-Standardized. (Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 68 to the Registration Statement on Form N-3 filed April 29, 1997.)

17.   Code of Ethics filed herewith.

18. Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Heath B. McLendon, Knight Edwards, Robert E. McGill III, Lewis Mandell and Frances M. Hawk. (Incorporated herein by reference to
      Exhibit 18(a) to Post-Effective Amendment No. 67 to the Registration Statement on Form N-3 filed April 19, 1996.)

      Powers of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn Lammey. (Incorporated herein by reference to Exhibit 18(d) to Post-Effective Amendment No. 72 to the Registration Statement, file April 28, 2000.)

      Powers of Attorney authorizing Ernest J. Wright and Kathleen A. McGah as signatory for Glenn Lammey, Marla Berman Lewitus and William R. Hogan filed herewith.

Item 29. Directors and Officers of The Travelers Insurance Company

Name and Principal        Positions and Offices                       Positions and Offices
Business Address          with Insurance Company                      with Registrant
------------------        ----------------------                      ------------------------
George C. Kokulis*        Director, President and                            ----
                          Chief Executive Officer
Glenn D. Lammey*          Director, Chief Financial Officer,                 ----
                          Chief Accounting Officer and Controller
Mary Jean Thornton*       Executive Vice President and                       ----
                          Chief Information Officer
Stuart Baritz***          Senior Vice President                              ----
William H. Heyman**       Senior Vice President                              ----
William R. Hogan*         Director, Senior Vice President                    ----
Marla Berman Lewitus*     Director, Senior Vice President                    ----
                          and General Counsel
Brendan M. Lynch*         Senior Vice President                              ----
Warren H. May*            Senior Vice President                              ----
Kathleen Preston*         Senior Vice President                              ----
Robert J. Price*          Senior Vice President                              ----
David A. Tyson*           Senior Vice President                              ----
F. Denney Voss**          Senior Vice President                              ----
David A. Golino           Vice President                              Principal Accounting
                                                                      Officer
Donald R. Munson, Jr.*    Vice President                                     ----
Tim W. Still*             Vice President                                     ----
Anthony Cocolla           Second Vice President                              ----
Linn K. Richardson*       Second Vice President and Actuary                  ----
Paul Weissman             Second Vice President and Actuary                  ----
Ernest J. Wright*         Vice President and Secretary                Secretary to the
                                                                      Board of Managers
Kathleen A. McGah*        Assistant Secretary and                     Assistant Secretary to
                          Deputy General Counsel                      Board of Managers

Principal Business Address:
*    The Travelers Insurance Company           **  Citigroup Inc.
     One Tower Square                              399 Park Avenue
     Hartford, CT  06183                           New York, N.Y. 10048

***  Travelers Portfolio Group
     1345 Avenue of the Americas
     New York, NY 10105

Item 30. Persons Controlled by or Under Common Control with the Depositor or Registrant.

Incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File No. 333-27689, filed April 6, 2001.


Item 31. Number of Contract Owners

As of February 28, 2001, 57,161 contract owners held qualified and non-qualified contracts offered by the Registrant.


Item 32. Indemnification

Pursuant to the provisions of Article IV, Section 4.4 of the Rules and Regulations of the Registrant, indemnification is provided to members of the Board of Managers, officers and employees of the Registrant in accordance with the standards established by Sections 33-770-33-778, inclusive of the Connecticut General Statutes ("C.G.S.") relating to indemnification under the Connecticut Stock Corporation Act.

Sections 33-770 et seq. of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.


Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 33. Business and Other Connections of Investment Adviser and Sub-Adviser

Information as to Officers and Directors of Travelers Asset Management International Company LLC (TAMIC), the Investment Adviser for The Travelers Growth and Income Stock Account for Variable Annuities, is in included in its Form ADV (File No. 801-57536) filed with the Commission, which is incorporated herein by reference thereto.

Information as to Officers and Directors of The Travelers Investment Management Company (TIMCO), the Sub-Adviser for The Travelers Growth and Income Stock Account for Variable Annuities, is in included in its Form ADV (File No. 801-07212) filed with the Commission, which is incorporated herein by reference thereto.


Item 34. Principal Underwriter

(a)      Travelers Distribution LLC
         One Tower Square
         Hartford, CT 06183

Travelers Distribution LLC also serves as principal underwriter and distributor for the following funds:

The Travelers Fund U for Variable Annuities, The Travelers Fund VA for Variable Annuities, The Travelers Fund BD for Variable Annuities, The Travelers Fund BD II for Variable Annuities, The Travelers Fund BD III, The Travelers Fund BD IV for Variable Annuities, The Travelers Fund ABD for Variable Annuities, The Travelers Fund ABD II for Variable Annuities, The Travelers Separate Account PF for Variable Annuities, The Travelers Separate Account PF II for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Separate Account TM II for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Fund UL for Variable Life Insurance, The Travelers Fund UL II for Variable Life Insurance, The Travelers Fund UL III for Variable Life Insurance, The Travelers Variable Life Insurance Separate Account One, The Travelers Variable Life Insurance Separate Account Two, The Travelers Variable Life Insurance Separate Account Three, The Travelers Variable Life Insurance Separate Account Four, The Travelers Separate Account MGA, The Travelers Separate Account MGA II, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, The Travelers Timed Growth and Income Stock Account for Variable Annuities, The Travelers Timed Short-Term Bond Account for Variable Annuities and The Travelers Timed Aggressive Stock Account for Variable Annuities, Citicorp Life Variable Annuity Separate Account and First Citicorp Life Variable Annuity Separate Account.

(b) The information required by this Item 29 with respect to each director and officer of Travelers Distribution LLC is incorporated by reference to Schedule A of Form BD filed by Travelers Distribution LLC pursuant to the Securities and Exchange Act of 1934 (File No. 8-50244).

(c)   Not Applicable

Item 35. Location of Accounts and Records

(1)   The Travelers Insurance Company
      One Tower Square
      Hartford, Connecticut  06183

(2)   Chase Manhattan Bank, N. A.
      Chase MetroTech Center
      Brooklyn, New York   11245


Item 36. Management Services

      Inapplicable.


Item 37.  Undertakings

The undersigned Registrant hereby undertakes:

(a) To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen months old for so long as payments under the variable annuity contracts may be accepted;

(b) To include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(c) To deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-3 promptly upon written or oral request.


The Company hereby represents:

(a) That the aggregate charges under the Contract of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 30th day of April, 2001.


                  THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT
                             FOR VARIABLE ANNUITIES
                                  (Registrant)



                                        By:         * HEATH B. McLENDON
                                            ------------------------------------
                                            Heath B. McLendon
                                            Chairman of the Board of Managers


As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on the 30th day of April 2001.


*HEATH B. McLENDON                      Chairman, Board of Managers
-------------------------
(Heath B. McLendon)

*KNIGHT EDWARDS                         Member, Board of Managers
-------------------------
(Knight Edwards)

*ROBERT E. McGILL, III                  Member, Board of Managers
-------------------------
(Robert E. McGill, III)

*LEWIS MANDELL                          Member, Board of Managers
-------------------------
(Lewis C. Mandell)

*FRANCES M. HAWK                        Member, Board of Managers
-------------------------
(Frances M. Hawk)



* By: /s/Ernest J. Wright, Attorney-in-Fact
          Secretary, Board of Managers

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to this registration statement and has caused this amendment to this registration statement to be signed on its behalf, in the City of Hartford, State of Connecticut, on the 30th day of April, 2001.

                         THE TRAVELERS INSURANCE COMPANY
                               (Insurance Company)


                                   By: *GLENN D. LAMMEY
                                       -----------------------------------------
                                       Glenn D. Lammey
                                       Chief Financial Officer
                                       Chief Accounting Officer and Controller


As required by the Securities Act of 1933, this post-effective amendment to this registration statement has been signed by the following persons in the capacities indicated on the 30th day of April 2001.



*GEORGE C. KOKULIS               Director, President and Chief Executive Officer
---------------------------      (Principal Executive Officer)
 (George C. Kokulis)


*GLENN D. LAMMEY                 Director, Chief Financial Officer,
---------------------------      Chief Accounting Officer and Controller
 (Glenn D. Lammey)               (Principal Financial Officer)


*MARLA BERMAN LEWITUS            Director
---------------------------
 (Marla Berman Lewitus)


*WILLIAM R. HOGAN                Director
---------------------------
 (William R. Hogan)



*By: /s/Ernest J. Wright, Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit
   No      Description                                                          Method of Filing
-------    -----------                                                          ----------------
5(a)       Distribution and Principal Underwriting Agreement                     Electronically

13.        Consent of KPMG LLP, Independent Certified Public Accountants         Electronically

17.        Code of Ethics                                                        Electronically

18.        Powers of Attorney authorizing Ernest J. Wright or Kathleen A.        Electronically
           McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R. Hogan.